As filed with the Securities and Exchange Commission on February 25, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-4255

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
             ------------------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)

                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               ---------------------------------------------------
               (Address of Principal Executive Offices - Zip Code)

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                   Neuberger Berman Advisers Management Trust
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                             Washington, D.C. 20006
                   -------------------------------------------
                   (Names and Addresses of agents for service)


Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO SHAREHOLDERS


Annual Report                                       [LOGO]
December 31, 2004                                   NEUBERGER BERMAN
                                                    A Lehman Company

                                Neuberger Berman
                                Advisers
                                Management
                                Trust
--------------------------------------------------------------------------------
                                Balanced
                                Portfolio (R)

B1014 02/05

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Balanced Portfolio Managers' Commentary
---------------------------------------

U.S. stocks advanced in 2004, helping the AMT Balanced Portfolio's equity investments to generate strong gains, while a mixed environment for bonds limited the portfolio's fixed income investments to a modestly positive return.

For much of 2004, mixed economic signals, record high energy prices, and uncertainty caused by a close Presidential election restrained stocks. Then, the clouds over the market began to disperse. Favorable economic data indicated that the economy had emerged from its summer doldrums, oil prices declined, and a Republican election victory signaled an extension of current fiscal policies. Stocks took off and closed 2004 with respectable gains, particularly in the small- and mid-cap segments of the market.

For bond investors, conflicting economic signals made 2004 an unsteady year. Doubts about the durability of the recovery kept prices stable early on, but strong jobs reports in March and April precipitated a fixed income decline. Later, however, rapidly rising oil prices helped keep the economy in check and, even with a new monetary tightening campaign by the Federal Reserve, rates stabilized before rising again during the fourth quarter.

In the equity portion of the Portfolio, our security selection within the Information Technology (IT), Consumer Discretionary and Industrial sectors provided the largest contributions to total returns for the year. In Consumer Discretionary, our emphasis on casinos and gaming was particularly helpful, while our focus on the services area of Financials also aided results, as did our Energy holdings. Although, in aggregate, our sector allocation detracted from the year's results, our overweight in the strong Telecom sector was additive. On the downside, our stock selection within Health Care was a negative, as generic pharmaceutical producers suffered from a lack of pricing power, while our stock selection within Materials also hurt results.

For much of 2004, the fixed income portion of the Portfolio was defensively postured, reflecting our recognition that low bond yields provided little cushion for potential price declines should the economy accelerate. Our relatively low duration helped shield investor capital as bonds retreated in April and May, and generally enhanced returns for the full year. In the fourth quarter, we enhanced portfolio yield by reducing our allocation to Treasuries and increased our exposure to high-credit-quality alternatives including asset-backed, corporate, and government agency securities. As the spread between lower and higher rated securities narrowed, we upgraded the credit quality of our corporate portfolio. We virtually eliminated our holdings in mortgage-backed securities, since this group tends to underperform amidst interest rate volatility.

Looking ahead, we believe that 2005 will be favorable for equity investors. Although economic growth should slow from 2004's 4% pace, it is likely to remain healthy, aided by ongoing corporate spending. After the strong results of late 2004, we expect a short-term pullback, followed by further stock market advances. As a result, we plan to position our equity portfolio more aggressively than the indices and our competition, in stocks we believe have more potential upside in a rising market. However, if stocks advance in early 2005, we currently anticipate rotating into more defensive areas, such as Consumer Staples and Health Care. Currently, we are neutrally weighted in Materials and Industrials, and underweight in Consumer Staples and Utilities. Although Information Technology and Energy are both neutrally weighted, we expect to be sellers of technology and buyers of energy over the longer term.

On the bond side, we believe that the Fed will continue to raise rates at a "measured pace," with the Fed Funds rate probably reaching 3.5% by year-end 2005 (up from 2.25% in December and 1% in June). In addition, we are closely watching factors that could influence inflation, including the

Balanced Portfolio Managers' Commentary cont'd
----------------------------------------------

value of the dollar and the federal budget and current account deficits. Overall, a healthy economy may continue to pressure bond prices, so we plan to be cautious and maintain the Portfolio's duration at relatively low levels. And we are likely to continue attempting to enhance portfolio yield by diversifying away from Treasuries to other high quality, higher yielding sectors.

Sincerely,
\s\Jon Giuliano   \s\John Dugenske
\s\Jon D. Brorson  \s\Kenneth J. Turek

     TED GIULIANO, JOHN DUGENSKE,
   JON D. BRORSON, KENNETH J. TUREK
        PORTFOLIO CO-MANAGERS

--------------------------------------------------------------------------------
Average Annual Total Return(1)

                 Balanced      Merrill Lynch
                 Portfolio          1-3 Year    Russell Midcap(R)
                              Treasury index(2)         Growth(2)   S&P 500(2)
1 Year               9.31%              0.91%            15.48%       10.87%
5 Year              (2.73%)             4.93%            (3.36%)      (2.30%)
10 Year              7.50%              5.71%            11.23%       12.07%
Life of Fund         7.90%              6.34%            11.95%       11.97%
-------------------------------------------------------------------------------
Inception Date 02/28/1989

Performance data quoted represent past performance, which is no quarantee of future results. The investment return and principal value of an investment will flucuate so that an investor's shars, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher then the performance data quoted. For performace data current to the most recent month end, please visit www.nb.com/ performance.


Comparison of a $10,000 Investment

                                                  Merrill Lynch
                              Balanced              1-3 Year      Russell Midcap (R)
                             Portfolio        Treasury Index                Growth              S&P 500
--------------------------------------------------------------------------------------------------------
         12/31/1994           $ 10,000              $ 10,000              $ 10,000             $ 10,000
--------------------------------------------------------------------------------------------------------
         12/31/1995           $ 12,376              $ 11,100              $ 13,398             $ 13,753
--------------------------------------------------------------------------------------------------------
         12/31/1996           $ 13,228              $ 11,653              $ 15,739             $ 16,909
--------------------------------------------------------------------------------------------------------
         12/31/1997           $ 15,801              $ 12,428              $ 19,287             $ 22,548
--------------------------------------------------------------------------------------------------------
         12/31/1998           $ 17,725              $ 13,298              $ 22,733             $ 28,992
--------------------------------------------------------------------------------------------------------
         12/31/1999           $ 23,675              $ 13,705              $ 34,393             $ 35,091
--------------------------------------------------------------------------------------------------------
         12/31/2000           $ 22,598              $ 14,801              $ 30,352             $ 31,897
--------------------------------------------------------------------------------------------------------
         12/31/2001           $ 19,579              $ 16,029              $ 24,236             $ 28,109
--------------------------------------------------------------------------------------------------------
         12/31/2002           $ 16,221              $ 16,952              $ 17,594             $ 21,899
--------------------------------------------------------------------------------------------------------
         12/31/2003           $ 18,862              $ 17,273              $ 25,109             $ 28,177
--------------------------------------------------------------------------------------------------------
         12/31/2004           $ 20,618              $ 17,430              $ 28,995             $ 31,241
--------------------------------------------------------------------------------------------------------


The chart shows the value of a hypothetical $10,000 in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index.please note that market indexes do not include expenses. All resuslts include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distrabution or the redemption of Fund Shares.

Please see Endnotes for additional information


Asset Diversification
(% by Asset Class)

Asset Backed ..............................     5.6%
Corporate Debt ............................    21.6
Convertible Debt ..........................     0.0
Foreign Government Securities .............     1.6
U.S. Government Agency Securities .........     4.2
Mortgage-Backed Securities ................     0.8
U.S. Treasury Securities ..................     7.9
Preferred Stock ...........................     0.0
Common Stock ..............................    58.5
Other .....................................     0.0
Liabilities, less cash, receivables and
    other assets ..........................    (0.2)

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Endnotes
--------

              1. 9.31%, (2.73%), and 7.50% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2004. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

              2. The Russell Midcap[RegTM] Growth Index measures the
                 performance of those Russell Midcap[RegTM] Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000[RegTM] Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on the market capitalization). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

                 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

                 The composition, industries and holdings of the Portfolio are subject to change.

                 Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

                 (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

Information About Your Fund's Expenses
--------------------------------------

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                Actual Expenses:    The first section
                                                    of the table provides
                                                    information about actual
                                                    account values and actual
                                                    expenses in dollars. You may
                                                    use the information in this
                                                    line, together with the
                                                    amount you invested, to
                                                    estimate the expenses you
                                                    paid over the period.

      Hypothetical Example for Comparison Purposes: The second section of the table provides information
                                                    about hypothetical account
                                                    values and hypothetical
                                                    expenses based on the Fund's
                                                    actual expense ratio and an
                                                    assumed rate of return at 5%
                                                    per year before expenses.
                                                    This return is not the
                                                    Fund's actual return. The
                                                    hypothetical account values
                                                    and expenses may not be used
                                                    to estimate the actual
                                                    ending account balance or
                                                    expenses you paid for the
                                                    period. You may use this
                                                    information to compare the
                                                    ongoing costs of investing
                                                    in this Fund versus other
                                                    funds. To do so, compare
                                                    this 5% hypothetical example
                                                    with the 5% hypothetical
                                                    examples that appear in the
                                                    shareholder reports of other
                                                    funds.

Expense Information As of 12/31/04 (Unaudited)
----------------------------------------------

Neuberger Berman Advisers Management Trust Balanced Portfolio
-------------------------------------------------------------

                                                             Beginning          Ending       Expenses Paid
Actual                                                      Account Value   Account Value  During the Period*
    Class I                                                    $1,000          $ 1,051.90      $ 5.47

    Hypothetical (5% annual return before expenses)**
    Class I                                                    $1,000          $ 1,019.81      $ 5.38

  * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Schedule of Investments Balanced Portfolio
------------------------------------------

              Number of Shares
                                    Market Value+
Common Stocks (58.5%)
Aerospace (0.4%)
      7,500      Rockwell Collins               $ 295,800
Agriculture (0.3%)
     12,500      Archer-Daniels-Midland           278,875
Basic Materials (0.7%)
      5,000      Nucor Corp.                      261,700
      4,000      Peabody Energy                   323,640
                                                ----------------
                                                  585,340
Biotechnology (3.1%)
     17,000      Celgene Corp.                    451,010*
      8,500      Genzyme Corp.                    493,595*
     20,000      Gilead Sciences                  699,800*
      8,150      Martek Biosciences               417,280*
     21,000      Protein Design Labs              433,860*
                                                ----------------
                                                2,495,545
Business Services (5.3%)
     25,500      Alliance Data Systems          1,210,740*
     14,050      Corporate Executive Board        940,507
      9,050      Getty Images                     623,093*
     13,000      Hewitt Associates                416,130*
      5,500      NAVTEQ                           254,980*
      8,500      Robert Half International        250,155
     13,000      Stericycle, Inc.                 597,350*
                                                ----------------
                                                4,292,955
Communications Equipment (1.2%)
      9,000      F5 Networks                      438,480*
     19,000      Juniper Networks                 516,610*
                                                ----------------
                                                  955,090
Computer Related (0.7%)
      9,000      Apple Computer                   579,600*
Consumer Cyclicals (0.6%)
     14,000      Williams-Sonoma                  490,560*
Consumer Discretionary (0.8%)
      4,000      Fortune Brands                   308,720
      9,000      XM Satellite Radio
                 Holdings                         338,580*
                                                ----------------
                                                  647,300
Defense (0.3%)
      4,000      CACI International               272,520*
Diagnostic Equipment (0.6%)
     19,000      Cytyc Corp.                      523,830*
Distributor (0.5%)
      6,000      W.W. Grainger                    399,720
Electrical & Electronics (0.3%)
     10,500      Jabil Circuit                    268,590*

              Number of Shares
                                    Market Value+
Energy (2.3%)
      8,500      Canadian Natural
                 Resources                      $ 363,545
      6,500      National-Oilwell                 229,385*
      9,000      Smith International              489,690*
     22,361      XTO Energy                       791,132
                                                ----------------
                                                1,873,752
Entertainment (1.0%)
     14,500      Station Casinos                  792,860
Financial Services (5.7%)
      2,100      Advance America Cash
                 Advance Centers                   48,090*
     27,000      Ameritrade Holding               383,940*
     22,000      CapitalSource Inc.               564,740*\P
      2,000      Chicago Mercantile
                 Exchange                         457,400
     11,500      First Marblehead                 646,875*
     15,000      Investors Financial
                 Services                         749,700
      5,500      Jackson Hewitt Tax Service       138,875
      9,000      Legg Mason                       659,340\P
      8,200      Moody's Corp.                    712,170
     14,500      Providian Financial              238,815*
                                                ----------------
                                                4,599,945
Food & Beverage (1.1%)
      4,250      Hershey Foods                    236,045
      6,500      Whole Foods Market               619,775
                                                ----------------
                                                  855,820
Health Care (2.6%)
     12,000      C. R. Bard                       767,760
      4,500      Cerner Corp.                     239,265*
      7,500      Invitrogen Corp.                 503,475*
      4,500      PacifiCare Health Systems        254,340*
     15,400      VCA Antech                       301,840*
                                                ----------------
                                                2,066,680
Industrial (4.4%)
     14,500      Danaher Corp.                    832,445\P
     15,000      Donaldson Co.                    488,700
      6,500      Eaton Corp.                      470,340
     12,500      Fastenal Co.                     769,500
      5,000      Harman International
                 Industries                       635,000
      7,500      Terex Corp.                      357,375*
                                                ----------------
                                                3,553,360
Instruments (0.7%)
     18,000      Thermo Electron                  543,420*
Internet (0.4%)
     12,500      McAfee Inc.                      361,625*
Leisure (2.3%)
      9,000      Marriott International           566,820
      6,500      MGM Mirage                       472,810*
     15,500      Royal Caribbean Cruises          843,820\P
                                                ----------------
                                                1,883,450

                                       5
See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

              Number of Shares        Market Value+
Media (0.3%)
 7,825      Univision Communications     $  229,038*
Medical Equipment (3.4%)
12,000      Kinetic Concepts                915,600*
13,500      Kyphon Inc.                     347,760*
 9,000      ResMed Inc.                     459,900*
13,100      Varian Medical Systems          566,444*
 5,500      Zimmer Holdings                 440,660*
                                         ----------
                                          2,730,364
Oil & Gas (0.2%)
 4,500      Quicksilver Resources           165,510*
Packing & Containers (0.7%)
22,600      Pactiv Corp.                    571,554*
Retail (4.4%)
 2,500      Abercrombie & Fitch             117,375
 5,700      Bed Bath & Beyond               227,031*
16,800      Coach, Inc.                     947,520*
 3,500      Dick's Sporting Goods           123,025*
 5,000      Nordstrom, Inc.                 233,650
24,000      PETsMART, Inc.                  852,720
15,500      Staples, Inc.                   522,505
 8,500      Starbucks Corp.                 530,060*
                                         ----------
                                          3,553,886
Semiconductors (2.2%)
 7,500      KLA-Tencor                      349,350*
10,000      Marvell Technology Group        354,700*
16,500      Microchip Technology            439,890
27,100      Microsemi Corp.                 470,456*
 3,500      Varian Semiconductor
            Equipment                       128,975*
                                         ----------
                                          1,743,371
Software (2.5%)
 4,500      Adobe Systems                   282,330
 9,500      Cognos, Inc.                    418,570*
16,000      Mercury Interactive             728,800*
46,500      TIBCO Software                  620,310*
                                         ----------
                                          2,050,010
Technology (5.5%)
10,500      Altera Corp.                    217,350*
18,000      ATI Technologies                349,020*
 9,000      Autodesk, Inc.                  341,550
19,000      Check Point Software
            Technologies                    467,970*
21,000      Cognizant Technology
            Solutions                       888,930*
 2,500      Garmin Ltd.                     152,100
 8,300      Macromedia, Inc.                258,296*
 4,500      NCR Corp.                       311,535*
 3,500      VeriSign, Inc.                  117,320*
24,500      Zebra Technologies            1,378,860*
                                         ----------
                                          4,482,931

            Number of Shares            Market Value+
Telecommunications (2.5%)
15,000      American Tower               $  276,000*
17,000      Avaya Inc.                      292,400*
51,000      Nextel Partners                 996,540*
17,000      Western Wireless                498,100*
                                         ----------
                                          2,063,040
Transportation (1.5%)
 8,500      C.H. Robinson Worldwide         471,920
17,400      J. B. Hunt Transport
            Services                        780,390
                                         ----------
                                          1,252,310
                                         ----------
Total Common Stocks
(Cost $33,615,371)
                                         47,458,651

                                       6
See Notes to Schedule of Investments

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

                            Principal Amount                                   Rating[sec]       Market Value+
                                                                             Moody's     S&P
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (7.9%)
 $  70,000     U.S. Treasury Notes, 1.88%, due 11/30/05                     TSY         TSY       $   69,453
   750,000     U.S. Treasury Notes, 1.88%, due 12/31/05                     TSY         TSY          743,496
 3,900,000     U.S. Treasury Notes, 1.88%, due 1/31/06                      TSY         TSY        3,862,525
   575,000     U.S. Treasury Notes, 1.63%, due 2/28/06                      TSY         TSY          567,206
   500,000     U.S. Treasury Notes, 2.50%, due 10/31/06                     TSY         TSY          495,332
   715,000     U.S. Treasury Notes, 3.00%, due 2/15/08                      TSY         TSY          709,163
                                                                                                  ----------
               Total U.S. Treasury Securities-Backed by the Full Faith
               and Credit of the U.S. Government (Cost $6,506,818)                                 6,447,175
                                                                                                  ----------
U.S. Government Agency Securities (4.2%)
 1,625,000     Federal Home Loan Bank, Bonds, 2.88%, due 8/15/06            AGY         AGY        1,617,504
 1,750,000     Freddie Mac, Notes, 5.50%, due 7/15/06                       AGY         AGY        1,810,998
                                                                                                  ----------
               Total U.S. Government Agency Securities
               (Cost $3,437,173)                                                                   3,428,502
                                                                                                  ----------
Mortgage-Backed Securities (0.8%)
Fannie Mae
   115,197     Collateralized Mortgage Obligations, Planned Amortization
               Certificates, Ser. 2003-16, Class PA, 4.50%,
               due 11/25/09                                                 AGY         AGY          115,682
Freddie Mac
    34,625     Collateralized Mortgage Obligations, Planned Amortization
               Certificates, Ser. 2592, Class PA, 4.50%,
               due 12/15/07                                                 AGY         AGY           34,603
    79,453     Pass-Through Certificates, 5.00%, due 2/1/07                 AGY         AGY           81,165
   104,437     Pass-Through Certificates, 5.50%, due 2/1/07                 AGY         AGY          107,033
Government National Mortgage Association
    25,234     Pass-Through Certificates, 4.50%, due 8/15/33                AGY         AGY           24,647
   256,492     Pass-Through Certificates, 6.00%, due 1/15/33                AGY         AGY          266,001
                                                                                                  ----------
               Total Mortgage-Backed Securities (Cost $627,202)                                      629,131
                                                                                                  ----------
Corporate Debt Securities (21.6%)
   400,000     Allstate Corp., Senior Notes, 7.88%, due 5/1/05              A1          A+           406,392
   375,000     American Express Co., Notes, 5.50%, due 9/12/06              A1          A+           388,404
   200,000     AT&T Wireless Services, Inc., Senior Notes, 7.35%,
               due 3/1/06                                                   Baa2        A            209,228
   200,000     Bank of America Corp., Senior Notes, 3.88%,
               due 1/15/08                                                  Aa2         A+           201,560
   335,000     Bank of New York Co., Inc., Senior Notes, 5.20%,
               due 7/1/07                                                   Aa3         A+           348,285
   550,000     Bank One Corp., Notes, 6.50%, due 2/1/06                     Aa3         A+           569,344
   250,000     BankBoston N.A., Subordinated Notes, 6.50%,
               due 12/19/07                                                 Aa2         A+           269,692
   410,000     Bear Stearns Co., Inc., Notes, 6.50%, due 5/1/06             A1          A            426,816
   400,000     Berkshire Hathaway Finance, Notes, 3.40%, due 7/2/07         Aaa         AAA          399,054**
   200,000     Boeing Capital Corp., Senior Notes, 5.65%, due 5/15/06       A3          A            206,232
   325,000     British Telecom PLC, Notes, 7.88%, due 12/15/05              Baa1        A-           338,971
   190,000     Capital One Bank, Senior Notes, 8.25%, due 6/15/05           Baa2        BBB          194,220
   375,000     Caterpillar Financial Services Corp., Medium-Term Notes,
               2.59%, due 7/15/06                                           A2          A            371,450
   145,000     Chase Manhattan Corp., Subordinated Notes, 7.25%,
               due 6/1/07                                                   A1          A            156,985
   400,000     CIT Group, Inc., Senior Notes, 4.13%, due 2/21/06            A2          A            404,065
   400,000     Citigroup Global Markets, Notes, 5.88%, due 3/15/06          Aa1         AA-          412,437

                                       7
See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

                             Principal Amount                                    Rating[sec]         Market Value+
                                                                            Moody's      S&P
 $   375,000     Coca-Cola Enterprises, Notes, 5.38%, due 8/15/06             A2          A           $   386,876
     200,000     Comcast Cable Communications, Senior Notes, 6.38%,
                 due 1/30/06                                                  Baa3        BBB             206,588
     325,000     Credit Suisse First Boston USA, Inc., Notes, 5.88%,
                 due 8/1/06                                                   Aa3         A+              337,776
     210,000     Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes,
                 6.40%, due 5/15/06                                           A3          BBB             218,462
     200,000     Deutsche Telekom International Finance, Guaranteed
                 Notes, 8.25%, due 6/15/05                                    Baa1        BBB+            204,661
     365,000     Diageo Finance BV, Guaranteed Notes, 3.00%,
                 due 12/15/06                                                 A2          A               361,906
     135,000     Enterprise Products Operating, Senior Notes, 4.00%,
                 due 10/15/07                                                 Baa3        BB+             134,670**
     170,000     EOP Operating Limited Partnership, Notes, 6.63%,
                 due 2/15/05                                                  Baa2        BBB+            170,765
     200,000     Everest Reinsurance Holdings, Inc., Senior Notes, 8.50%,
                 due 3/15/05                                                  A3          A-              201,877
     675,000     General Electric Capital Corp., Notes, 3.50%, due 5/1/08     Aaa         AAA             669,970
     175,000     General Motors Acceptance Corp., Notes, 6.13%,
                 due 9/15/06                                                  Baa1        BBB-            179,407
     450,000     Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08         Aa3         A+              455,656
     470,000     Gulf Canada Resources, Senior Notes, 8.38%,
                 due 11/15/05                                                 A3                          488,894
     200,000     Hertz Corp., Senior Notes, 8.25%, due 6/1/05                 Baa2                        203,466
     375,000     Hewlett-Packard Co., Notes, 5.50%, due 7/1/07                A3          A-              391,076
     360,000     HSBC Finance Corp., Notes, 5.75%, due 1/30/07                A1          A               375,789
     200,000     International Lease Finance Corp., Floating Rate Notes,
                 3.30%, due 1/13/05                                           A1          AA-             200,034
     300,000     John Deere Capital Corp., Notes, 5.13%, due 10/19/06         A3          A-              308,944
     110,000     Jones Intercable, Inc., Senior Notes, 7.63%, due 4/15/08     Baa3        BBB             121,709
     250,000     Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                 A3          BBB+            255,154
     200,000     Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%,
                 due 5/15/05                                                  Baa3        BBB-            203,194
     190,000     Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07         Baa3        BBB             202,990
     460,000     Merrill Lynch & Co., Notes, 6.13%, due 5/16/06               Aa3         A+              477,997
     425,000     Morgan Stanley, Bonds, 5.80%, due 4/1/07                     Aa3         A+              445,559
     350,000     National Rural Utilities Cooperative Finance Corp.,
                 Collateral Trust, 6.00%, due 5/15/06                         A1          A+              362,536
      61,000     Raytheon Co., Notes, 6.50%, due 7/15/05                      Baa3        BBB-             62,090
     200,000     Reliant Energy Resources Corp., Notes, Ser. B, 8.13%,
                 due 7/15/05                                                  Ba1         BBB             205,268
     370,000     Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%,
                 due 6/9/05                                                   A3          A+              374,893
     420,000     SBC Communications, Inc., Notes, 5.75%, due 5/2/06           A2          A               433,466
     200,000     Sprint Capital Corp., Guaranteed Notes, 6.00%,
                 due 1/15/07                                                  Baa3        BBB-            209,319
     375,000     Target Corp., Notes, 3.38%, due 3/1/08                       A2          A+              371,766
     350,000     Time Warner, Inc., Notes, 5.63%, due 5/1/05                  Baa1        BBB+            353,223
     360,000     U.S. Bank NA, Notes, 2.85%, due 11/15/06                     Aa2         AA-             356,969
     250,000     Union Bank of Switzerland-NY, Subordinated Notes,
                 7.25%, due 7/15/06                                           Aa3         AA              264,476
     175,000     Univision Communications, Inc., Guaranteed Notes,
                 3.50%, due 10/15/07                                          Baa2        BBB-            172,935
     450,000     Verizon Wireless Capital, Notes, 5.38%, due 12/15/06         A3          A+              466,112
     450,000     Wachovia Corporation, Notes, 4.95%, due 11/1/06              Aa3         A               462,530
     200,000     Walt Disney Co., Notes, 7.30%, due 2/8/05                    Baa1        BBB+            200,854

                                        8
See Notes to Schedule of Investments

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

                             Principal Amount                                    Rating[sec]        Market Value+
                                                                               Moody's     S&P
     $  400,000     Washington Mutual, Inc., Senior Notes, 5.63%,
                    due 1/15/07                                               A3          A-        $    416,563
         90,000     Weyerhaeuser Co., Notes, 5.50%, due 3/15/05               Baa2        BBB             90,415
        200,000     Weyerhaeuser Co., Notes, 6.00%, due 8/1/06                Baa2        BBB            207,835
                                                                                                      ----------
                    Total Corporate Debt Securities
                    (Cost $17,522,023)                                                                17,517,805
                                                                                                      ----------
Foreign Government Securities^ (1.6%)
EUR     600,000     Bundesobligation, 3.50%, due 10/10/08                     Aaa         AAA            830,386
EUR     330,000     Bundesobligation, 3.25%, due 4/17/09                      Aaa         AAA            452,029
                                                                                                      ----------
                    Total Foreign Government Securities
                    (Cost $1,170,966)                                                                  1,282,415
                                                                                                      ----------
Asset-Backed Securities (5.6%)
        550,000     Capital Auto Receivables Asset Trust, Ser. 2004-2,
                    Class A3, 3.58%, due 1/15/09                              Aaa         AAA            549,742
        350,000     Capital One Prime Auto Receivables Trust, Ser. 2004-3,
                    Class A3, 3.39%, due 1/15/09                              Aaa         AAA            349,672
        750,000     Chase Manhattan Auto Owner Trust, Ser. 2003-A,
                    Class A4, 2.06%, due 12/15/09                             Aaa         AAA            731,202
        700,000     Citibank Credit Card Issuance Trust, Ser. 2004-A1,
                    Class A1, 2.55%, due 1/20/09                              Aaa         AAA            688,088
        750,000     Daimler Chrysler Auto Trust, Ser. 2003-B,
                    Class A4, 2.86%, due 3/9/09                               Aaa         AAA            741,729
        775,000     Honda Auto Receivables Owner Trust, Ser. 2004-3,
                    Class A4, 3.28%, due 2/18/10                              Aaa         AAA            764,774
        700,000     MBNA Credit Card Master Note Trust, Ser. 2002-A1,
                    Class A1, 4.95%, due 6/15/09                              Aaa         AAA            722,758
                                                                                                      ----------
                    Total Asset-Backed Securities
                    (Cost $4,575,059)                                                                  4,547,965
                                                                                                      ----------
Repurchase Agreements (0.2%)
        135,000     State Street Bank and Trust Co. Repurchase Agreement,
                    1.50%, due 1/3/05, dated 12/31/04, Maturity Value
                    $135,017, Collateralized by $95,000 U.S. Treasury
                    Bonds, 8.88%, due 2/15/19
                    (Collateral Value $139,561)
                    (Cost $135,000)                                                                      135,000#
                                                                                                      ----------
Short-Term Investments (4.1%)
      2,965,200     N&B Securities Lending Quality Fund, LLC                                           2,965,200++
        368,172     Neuberger Berman Prime Money Fund Trust Class                                       368,172@
                                                                                                      ----------
                    Total Short-Term Investments
                    (Cost $3,333,372)                                                                  3,333,372#
                                                                                                      ----------
                    Total Investments (104.5%)
                    (Cost $70,922,984)                                                                84,780,016##
                    Liabilities, less cash, receivables and other assets [(4.5%)]                     (3,661,793)
                                                                                                      ----------
                    Total Net Assets (100.0%)                                                       $ 81,118,223
                                                                                                      ----------

                                       9
See Notes to Schedule of Investments

Notes to Schedule of Investments Balanced Portfolio
---------------------------------------------------

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; equity securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#       At cost, which approximates market value.

## At December 31, 2004, the cost of investments for U.S. Federal income tax purposes was $71,298,971. Gross unrealized appreciation of investments was $14,170,855 and gross unrealized depreciation of investments was $689,810, resulting in net unrealized appreciation of $13,481,045, based on cost for U.S. Federal income tax purposes.

*       Non-income producing security.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At December 31, 2004, these securities amounted to $533,724 or 0.7% of net assets.

\Pound All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Notes to Schedule of Investments Balanced Portfolio cont'd
----------------------------------------------------------
++ The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

^ Principal amount is stated in the currency in which the security is denominated.

       EUR = Euro Currency

[sec]  Credit ratings are unaudited.
                                       11
See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Assets and Liabilities
-----------------------------------

                                                                                          Balanced
Neuberger Berman Advisers Management Trust                                               Portfolio

Assets
  Investments in securities, at market value*+ (Notes A & F)-see Schedule of Investments:
------------------------------------------------------------------------------------------------------
  Unaffiliated issuers                                                                  $  81,446,644
------------------------------------------------------------------------------------------------------
  Affiliated issuers                                                                        3,333,372
------------------------------------------------------------------------------------------------------
                                                                                           84,780,016
------------------------------------------------------------------------------------------------------
  Cash                                                                                          7,629
------------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                           398,220
------------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                              68,801
------------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                             2,178
------------------------------------------------------------------------------------------------------
Total Assets                                                                               85,256,844
------------------------------------------------------------------------------------------------------
Liabilities
  Payable for collateral on securities loaned (Note A)                                      2,965,200
------------------------------------------------------------------------------------------------------
  Payable for forward foreign currency exchange contracts sold (Note C)                        13,459
------------------------------------------------------------------------------------------------------
  Payable for securities purchased                                                            497,641
------------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                            534,825
------------------------------------------------------------------------------------------------------
  Payable to investment manager-net (Notes A & B)                                              36,639
------------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                            19,999
------------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                          70,858
------------------------------------------------------------------------------------------------------
Total Liabilities                                                                           4,138,621
------------------------------------------------------------------------------------------------------
Net Assets at value                                                                     $  81,118,223
------------------------------------------------------------------------------------------------------
Net Assets consist of:
  Paid-in capital                                                                       $ 107,126,528
------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                                         396,913
------------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                  (40,250,126)
------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                       13,844,908
------------------------------------------------------------------------------------------------------
Net Assets at value                                                                     $  81,118,223
------------------------------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)                           8,417,015
------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                                $        9.64
------------------------------------------------------------------------------------------------------
+Securities on loan, at market value:
  Unaffiliated issuers                                                                  $   2,879,809
------------------------------------------------------------------------------------------------------
*Cost of investments:
  Unaffiliated issuers                                                                  $  67,589,612
------------------------------------------------------------------------------------------------------
  Affiliated issuers                                                                        3,333,372
------------------------------------------------------------------------------------------------------
Total cost of investments                                                               $  70,922,984
------------------------------------------------------------------------------------------------------

                                       12
See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2004

Statement of Operations
-----------------------

                                                                                         Balanced
Neuberger Berman Advisers Management Trust                                              Portfolio
Investment Income
Income (Note A):
Interest income-unaffiliated issuers                                                  $ 1,151,521
--------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                                      2,912
--------------------------------------------------------------------------------------------------
Dividend income-unaffiliated issuers                                                      163,537
--------------------------------------------------------------------------------------------------
Income from securities loaned-affiliated issuer (Note F)                                   40,042
--------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                       (976)
--------------------------------------------------------------------------------------------------
Total income                                                                            1,357,036
--------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Notes A & B)                                                   452,984
--------------------------------------------------------------------------------------------------
Administration fee (Note B)                                                               247,081
--------------------------------------------------------------------------------------------------
Audit fees                                                                                 38,404
--------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                    83,087
--------------------------------------------------------------------------------------------------
Insurance expense                                                                           2,238
--------------------------------------------------------------------------------------------------
Legal fees                                                                                 15,015
--------------------------------------------------------------------------------------------------
Registration and filing fees                                                               21,875
--------------------------------------------------------------------------------------------------
Shareholder reports                                                                         2,455
--------------------------------------------------------------------------------------------------
Shareholder servicing agent fees                                                           14,167
--------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                24,999
--------------------------------------------------------------------------------------------------
Miscellaneous                                                                               2,649
--------------------------------------------------------------------------------------------------
Total expenses                                                                            904,954
Investment management fee waived (Note A)                                                    (302)
Expenses reduced by custodian fee expense offset and commission recapture arrangements     (7,539)
--------------------------------------------------------------------------------------------------
  (Note B)
--------------------------------------------------------------------------------------------------
Total net expenses                                                                        897,113
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                                              459,923
--------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                               3,440,382
--------------------------------------------------------------------------------------------------
   Financial futures contracts                                                           (119,821)
--------------------------------------------------------------------------------------------------
   Foreign currency                                                                       (80,037)
--------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                   3,489,579
--------------------------------------------------------------------------------------------------
   Foreign currency                                                                      (12,124)
--------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                          6,717,979
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       $ 7,177,902
--------------------------------------------------------------------------------------------------

                                       13
See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Changes in Net Assets
----------------------------------

                                                                             Balanced Portfolio

Neuberger Berman Advisers Management Trust                                 Year Ended December 31,
                                                                               2004              2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                           $     459,923      $     662,413
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                    3,240,524          4,370,243
--------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments        3,477,455          7,209,917
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            7,177,902         12,242,573
--------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income                                                       (989,988)        (1,410,014)
--------------------------------------------------------------------------------------------------------
From Fund Share Transactions (Note D):
Proceeds from shares sold                                                  6,616,445          8,153,281
--------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions                    989,988          1,410,014
--------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                             (17,621,711)       (15,951,532)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                     (10,015,278)        (6,388,237)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                     (3,827,364)         4,444,322
Net Assets:
Beginning of year                                                         84,945,587         80,501,265
--------------------------------------------------------------------------------------------------------
End of year                                                            $  81,118,223      $  84,945,587
--------------------------------------------------------------------------------------------------------
Undistributed net investment income at end of year                     $     396,913      $     677,631
--------------------------------------------------------------------------------------------------------

                                       14
See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Notes to Financial Statements Balanced Portfolio
------------------------------------------------

          Note A--Summary of Significant Accounting Policies:

     1 General: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2004 was $21,154.

     5 Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts

Notes to Financial Statements Balanced Portfolio cont'd

          are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

     6 Income tax information: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, amortization of bond premium, and mortgage dollar rolls, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

Distributions Paid From:
             Ordinary Income                    Total
            2004            2003          2004            2003
        $989,988      $1,410,014      $989,988      $1,410,014

          As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                          Unrealized              Loss
    Undistributed       Appreciation     Carryforwards
  Ordinary Income     (Depreciation)     and Deferrals            Total
         $711,015        $13,482,384     $(40,201,704)    $(26,008,305)

          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, mark to market on certain forward foreign currency contracts, and amortization of bond premium. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2004, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

                                          Expiring in
                                                 2009             2010
                                          $26,467,694      $13,734,010

          During the year ended December 31, 2004, the Fund utilized capital loss carryforwards of $2,378,120.

        7 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

        8 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

        9 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust, are allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

       10 Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

          Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

          For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may

Notes to Financial Statements Balanced Portfolio cont'd
--------------------------------------------------------

          affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

          During the year ended December 31, 2004, the Fund entered into various financial futures contracts. At December 31, 2004, there were no open positions.

       11 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Quality Fund"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guaranteed a certain amount of revenue to the Fund under the Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee.

          The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2004, Neuberger did not receive any revenue under the Agreement. Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-affiliated issuer.

          In February of 2005, it is likely that the Fund will change the collateral investment vehicle from the Quality Fund, managed by State Street, to a fund managed by Lincoln Capital, an affiliate, as approved by the Board.

       12 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

       13 Transactions with other funds managed by Neuberger Berman
          Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund") and the Neuberger Berman Prime Money Fund ("Prime Money"), affiliated funds, which are managed by Management and have the same Board members as the Fund. The Cash Fund and Prime Money each seeks to provide as high a level of current

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

          income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund or Prime Money on those assets. For the year ended December 31, 2004, management fees waived amounted to $296 and $6 for the Cash Fund and Prime Money, respectively. For the year ended December 31, 2004, income earned on the investments of the Cash Fund and Prime Money amounted to $2,779 and $133, respectively, and is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

       14 Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

       15 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

          Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates: Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

          The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Notes to Financial Statements Balanced Portfolio cont'd
-------------------------------------------------------

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2004, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2004, there was no reimbursement to Management under this agreement. At December 31, 2004, the Fund has no contingent liability to Management under this agreement.

On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $7,363.

The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $176.

Note C--Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts and foreign currency contracts) for the year ended December 31, 2004 were as follows:

                                                                      Sales and Maturities
     Purchases of     Purchases excluding     Sales and Maturities               excluding
  U.S. Government         U.S. Government       of U.S. Government   U.S. Government and
       and Agency              and Agency               and Agency                  Agency
      Obligations             Obligations              Obligations             Obligations
      $34,627,979             $51,909,040              $32,405,670             $55,795,744

During the year ended December 31, 2004, brokerage commissions on securities transactions amounted to $117,649, of which Neuberger received $0, Lehman received $22,978, and other brokers received $94,671.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

During the year ended December 31, 2004, the Fund entered into various contracts to deliver currencies at specified future dates. At December 31, 2004, open contracts were as follows:

                  Contracts to     In Exchange     Settlement                   Net Unrealized
Sell                   Deliver             For           Date          Value      Depreciation
Euro Dollar        961,000 EUR   $1,288,186      2/28/05        $1,301,645     $13,459

Note D--Fund Share Transactions:
Share Activity for the years ended Decemeber 31,2994 and December 31,2003 was as follows

                                     For the Year Ended December 31,
                                               2004              2003
Shares Sold                               728,457           971,681
Shares Issued on Reinvestment of
 Dividends and Distributions              110,613           161,699
Shares Redeemed                        (1,933,718)       (1,931,366)
                                       ----------        ----------
Total                                  (1,094,648)         (797,986)
                                       ----------        ----------

Note E--Line of Credit:

At December 31, 2004, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to all or any part of the $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2004, nor had the Fund utilized this line of credit at any time prior to that date.

Notes to Financial Statements Balanced Portfolio cont'd
-------------------------------------------------------
Note F--Investments in Affiliates*:

                                                                                                      Income from
                                                                                                      Investments
                             Balance of                                   Balance of                           in
                                 Shares                         Gross         Shares                   Affiliated
                                   Held           Gross         Sales           Held          Value       Issuers
                           December 31,       Purchases           and   December 31,   December 31,   Included in
Name of Issuer                     2003   and Additions    Reductions           2004           2004  Total Income
N&B Securities Lending
Quality Fund, LLC**           4,260,200     856,602,440   857,897,440     2,965,200      $2,965,200       $40,042
Neuberger Berman
Institutional Cash Fund
Trust Class***                  355,116      14,555,227    14,910,343             -               -         2,779
Neuberger Berman Prime
Money Fund Trust
Class***                              -         799,580       431,408       368,172         368,172           133
                                                                                         ----------       -------
Total                                                                                    $3,333,372       $42,954
                                                                                         ----------       -------

* Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

** The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

*** Neuberger Berman Institutional Cash Fund (the "Cash Fund") and Neuberger
    Berman Prime Money Fund ("Prime Money") are also managed by Neuberger Berman Management Inc. and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Financial Highlights Balanced Portfolio+
----------------------------------------
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.++

                                                                          Year Ended December 31,
                                                              -----------------------------------------------------------

                                                                 2004        2003        2002          2001        2000
Net Asset Value, Beginning of Year                             $  8.93    $  7.81     $  9.66      $   17.28    $ 20.89
                                                               -------    -------     -------      ---------    --------
Income From Investment Operations:
Net Investment Income (Loss)                                      .05         .07         .12            .22-       .30
Net Gains or Losses on Securities
(both realized and unrealized)                                    .77        1.20       (1.75)     (   2.27)-   (   .61)
                                                               -------    -------     --------     ---------    --------
Total From Investment Operations                                  .82        1.27       (1.63)      (  2.05)    (   .31)
                                                               -------    -------     --------     ---------    --------
Less Distributions From:
Net Investment Income                                            (.11)     (  .15)       (.22)      (   .28)    (   .37)
Net Capital Gains                                                   -           -           -       (  5.29)    (  2.93)
                                                               -------    --------    --------     ---------    --------
Total Distributions                                              (.11)       (.15)       (.22)      (  5.57)    (  3.30)
                                                               -------    --------    --------     ---------    --------
Net Asset Value, End of Year                                   $  9.64    $  8.93     $  7.81      $    9.66    $  17.28
                                                               -------    --------    --------     ---------    --------
Total Return++                                                  +9.31%     +16.28%     -17.15%        -13.36%      -4.55%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                          $ 81.1     $  84.9      $ 80.5       $  112.0    $   147.6
Ratio of Gross Expenses to Average Net Assets#                   1.10%       1.12%       1.12%          1.07%         .99%
Ratio of Net Expenses to Average Net Assets[sec]                 1.09%       1.11%       1.12%          1.07%         .99%
Ratio of Net Investment Income (Loss) to Average Net Assets       .56%        .82%       1.37%          2.10%-       1.49%
Portfolio Turnover Rate                                           110%        121%        106%            88%         124%

See Notes to Financial Highlights      23

Notes to Financial Highlights Balanced Portfolio
------------------------------------------------

     + The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Balanced Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

     ++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

     # The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.


     ++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

    [sec] After waiver of a portion of the investment management fee. Had the investment manager not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                                         Year Ended December 31,
                                                            2004         2003
                                                            1.09%        1.11%

          - For fiscal years ended after December 31, 2000, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended December 31, 2001, the per share amounts and ratios shown decreased or increased as follows:

                                                             Year Ended December
                                                                             31,
                                                                            2001
  Net Investment Income                                                (.004)
  Net Gains or Losses on Securities                                     .004
  Ratio of Net Investment Income to Average Net Assets                 (.04%)

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Balanced Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Balanced Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                               /s/Ernst & Young LLP

Boston, Massachusetts
February 4, 2005

Trustees and Officers (Unaudited)
---------------------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees
--------------------------------------------------------------------------------

                               Position and
    Independent Trustees      Length of Time
  Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
  John Cannon (74)           Trustee since    Consultant. Formerly,
                             2000             Chairman, CDC Investment
                                              Advisers (registered investment
                                              adviser) 1993 to January 1999;
                                              formerly, President and Chief
                                              Executive Officer, AMA
                                              Investment Advisors, an affiliate
                                              of the American Medical
                                              Association.
--------------------------------------------------------------------------------
  Faith Colish (69)          Trustee since    Counsel, Carter Ledyard &
                             1984             Millburn LLP (law firm) since
                                              October 2002; formerly,
                                              Attorney-at-Law and President,
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.
--------------------------------------------------------------------------------
  Walter G. Ehlers(4) (71)   Trustee since    Consultant; Retired President
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).
--------------------------------------------------------------------------------
  C. Anne Harvey (67)        Trustee since    Consultant, C. A. Harvey
                             1998             Associates, since June 2001;
                                              formerly, Director, AARP, 1978
                                              to December 2001.
-------------------------------------------------------------------------------

                                Number of
                              Portfolios in
                              Fund Complex
    Independent Trustees       Overseen by   Other Directorships Held Outside Fund
  Name, Age, and Address(1)      Trustee              Complex by Trustee
--------------------------------------------------------------------------------
  John Cannon (74)                 41       Independent Trustee or Director of
                                            three series of Oppenheimer Funds:
                                            Limited Term New York Municipal
                                            Fund, Rochester Fund Municipals,
                                            and Oppenheimer Convertible
                                            Securities Fund, since 1992.
--------------------------------------------------------------------------------
  Faith Colish (69)                41       Director, American Bar Retirement
                                            Association (ABRA) since 1997
                                            (not-for-profit membership
                                            association).
--------------------------------------------------------------------------------
  Walter G. Ehlers(4) (71)         41       None.
--------------------------------------------------------------------------------
  C. Anne Harvey (67)              41       President, Board of Associates to
                                            The National Rehabilitation
                                            Hospital's Board of Directors since
                                            2002; formerly, Member, Individual
                                            Investors Advisory Committee to the
                                            New York Stock Exchange Board
                                            of Directors, 1998 to June 2002;
                                            formerly, Member, American
                                            Savings Education Council's Policy
                                            Board (ASEC), 1998 to 2000;
                                            formerly, Member, Executive
                                            Committee, Crime Prevention
                                            Coalition of America, 1997 to 2000.
--------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

                              Position and
    Independent Trustees     Length of Time
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
  Barry Hirsch (71)         Trustee since    Attorney-at-Law. Formerly,
                            2000             Senior Counsel, Loews
                                             Corporation (diversified
                                             financial corporation) May 2002
                                             until April 2003; formerly,
                                             Senior Vice President, Secretary
                                             and General Counsel,
                                             Loews Corporation.
--------------------------------------------------------------------------------
  Robert A. Kavesh (77)     Trustee since    Marcus Nadler Professor
                            2000             Emeritus of Finance and
                                             Economics, New York
                                             University Stern School
                                             of Business.
--------------------------------------------------------------------------------
  Howard A. Mileaf (67)     Trustee since    Retired. Formerly, Vice
                            1999             President and Special Counsel,
                                             WHX Corporation (holding
                                             company) 1993 to 2001.
--------------------------------------------------------------------------------
  William E. Rulon (72)     Trustee since    Retired. Formerly, Senior Vice
                            2000             President, Foodmaker, Inc.
                                             (operator and franchiser of
                                             restaurants) until January 1997.
--------------------------------------------------------------------------------
  Cornelius T. Ryan (73)    Trustee since    Founding General Partner,
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners (venture
                                             capital partnerships) and
                                             President, Oxford Venture
                                             Corporation.
--------------------------------------------------------------------------------

                               Number of
                             Portfolios in
                             Fund Complex
    Independent Trustees      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Trustee              Complex by Trustee
--------------------------------------------------------------------------------
  Barry Hirsch (71)               41       None.
--------------------------------------------------------------------------------
  Robert A. Kavesh (77)           41       Director, DEL Laboratories, Inc.
                                           (cosmetics and pharmaceuticals)
                                           since 1978; Director, The Caring
                                           Community (not-for-profit).
--------------------------------------------------------------------------------
  Howard A. Mileaf (67)           41       Director, WHX Corporation
                                           (holding company) since August
                                           2002; Director, Webfinancial
                                           Corporation (holding company)
                                           since December 2002; Director, State
                                           Theatre of New Jersey (not-for-
                                           profit theater) since 2000; formerly,
                                           Director, Kevlin Corporation
                                           (manufacturer of microwave and
                                           other products).
--------------------------------------------------------------------------------
  William E. Rulon (72)           41       Director, Pro-Kids Golf and
                                           Learning Academy (teach golf and
                                           computer usage to "at risk" children)
                                           since 1998; formerly, Director,
                                           Prandium, Inc. (restaurants) from
                                           March 2001 until July 2002.
--------------------------------------------------------------------------------
  Cornelius T. Ryan (73)          41       Director, Capital Cash Management
                                           Trust (money market fund),
                                           Naragansett Insured Tax-Free
                                           Income Fund, Rocky Mountain
                                           Equity Fund, Prime Cash Fund,
                                           several private companies and
                                           QuadraMed Corporation
                                           (NASDAQ).
--------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

                               Position and
    Independent Trustees      Length of Time
  Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
  Tom D. Seip (54)           Trustee since    General Partner, Seip
                             2000             Investments LP (a private
                                              investment partnership);
                                              formerly, President and CEO,
                                              Westaff, Inc. (temporary
                                              staffing), May 2001 to January
                                              2002; Senior Executive at the
                                              Charles Schwab Corporation
                                              from 1983 to 1999, including
                                              Chief Executive Officer,
                                              Charles Schwab Investment
                                              Management, Inc. and Trustee,
                                              Schwab Family of Funds and
                                              Schwab Investments from
                                              1997 to 1998 and Executive
                                              Vice President-Retail
                                              Brokerage, Charles Schwab
                                              Investment Management from
                                              1994 to 1997.
--------------------------------------------------------------------------------
  Candace L. Straight (57)   Trustee since    Private investor and consultant
                             1999             specializing in the insurance
                                              industry; formerly, Advisory
                                              Director, Securitas Capital
                                              LLC (a global private equity
                                              investment firm dedicated to
                                              making investments in the
                                              insurance sector) 1998 to
                                              December 2002.
--------------------------------------------------------------------------------
  Peter P. Trapp (60)        Trustee since    Regional Manager for Atlanta
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              formerly, President, Ford Life
                                              Insurance Company, April 1995
                                              to August 1997.
--------------------------------------------------------------------------------

                                Number of
                              Portfolios in
                              Fund Complex
    Independent Trustees       Overseen by   Other Directorships Held Outside Fund
  Name, Age, and Address(1)      Trustee              Complex by Trustee
-------------------------------------------------------------------------------
  Tom D. Seip (54)                 41       Director, H&R Block, Inc. (financial
                                            services company) since May 2001;
                                            Director, Forward Management, Inc.
                                            (asset management) since 2001;
                                            formerly, Director, General Magic
                                            (voice recognition software) 2001
                                            until 2002; formerly, Director,
                                            E-Finance Corporation (credit
                                            decisioning services) 1999 to 2003;
                                            formerly, Director, Save-Daily.com
                                            (micro investing services) 1999 to
                                            2003; Director, Offroad Capital Inc.
                                            (pre-public internet commerce
                                            company).
--------------------------------------------------------------------------------
  Candace L. Straight (57)         41       Director, The Proformance Insurance
                                            Company (personal lines property
                                            and casualty insurance company)
                                            since March 2004; Director,
                                            Providence Washington (property
                                            and casualty insurance company)
                                            since December 1998; Director,
                                            Summit Global Partners (insurance
                                            brokerage firm) since October 2000.
--------------------------------------------------------------------------------
  Peter P. Trapp (60)              41       None.
--------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

      Trustees who are        Position and
    "Interested Persons"     Length of Time
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
  Edward I. O'Brien* (76)   Trustee since    Formerly, Member, Investment
                            2000             Policy Committee, Edward
                                             Jones 1993 to 2001; President,
                                             Securities Industry Association
                                             ("SIA") (securities industry's
                                             representative in government
                                             relations and regulatory
                                             matters at the federal and state
                                             levels) 1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.
--------------------------------------------------------------------------------
  Jack L. Rivkin* (64)      President and    Executive Vice President and
                            Trustee since    Chief Investment Officer,
                            December         Neuberger Berman Inc.
                            2002             (holding company) since 2002
                                             and 2003, respectively;
                                             Executive Vice President and
                                             Chief Investment Officer,
                                             Neuberger Berman since
                                             December 2002 and 2003,
                                             respectively; Director and
                                             Chairman, NB Management
                                             since December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments, Inc.
                                             from September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc. from September
                                             1995 to February 2002.
--------------------------------------------------------------------------------

                               Number of
                             Portfolios in
      Trustees who are       Fund Complex
    "Interested Persons"      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Trustee              Complex by Trustee
--------------------------------------------------------------------------------
  Edward I. O'Brien* (76)         41       Director, Legg Mason, Inc. (financial
                                           services holding company) since
                                           1993; formerly, Director, Boston
                                           Financial Group (real estate and tax
                                           shelters) 1993 to 1999.
--------------------------------------------------------------------------------
  Jack L. Rivkin* (64)            41       Director, Dale Carnegie and
                                           Associates, Inc. (private company)
                                           since 1998; Director, Emagin Corp.
                                           (public company) since 1997;
                                           Director, Solbright, Inc. (private
                                           company) since 1998; Director,
                                           Infogate, Inc. (private company)
                                           since 1997; Director, Broadway
                                           Television Network (private
                                           company) since 2000.
--------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

      Trustees who are        Position and
    "Interested Persons"     Length of Time
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
  Peter E. Sundman* (45)    Chairman of      Executive Vice President,
                            the Board,       Neuberger Berman Inc.
                            Chief            (holding company) since 1999;
                            Executive        Head of Neuberger Berman
                            Officer and      Inc.'s Mutual Funds and
                            Trustee          Institutional Business since
                            since 2000       1999; President and Director,
                            President        NB Management since 1999;
                            and Chief        Executive Vice President,
                            Executive        Neuberger Berman since 1999;
                            Officer from     formerly, Principal, Neuberger
                            1999 to 2000     Berman from 1997 until 1999;
                                             formerly, Senior Vice President,
                                             NB Management from 1996
                                             until 1999.
--------------------------------------------------------------------------------

                               Number of
                             Portfolios in
      Trustees who are       Fund Complex
    "Interested Persons"      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Trustee              Complex by Trustee
--------------------------------------------------------------------------------
  Peter E. Sundman* (45)          41       Director and Vice President,
                                           Neuberger & Berman Agency, Inc.
                                           since 2000; formerly, Director,
                                           Neuberger Berman Inc. (holding
                                           company) from October 1999
                                           through March 2003; Trustee,
                                           Frost Valley YMCA.
--------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
    (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) Retired (effective the close of business December 31, 2004).

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Information about the Officers of the Trust

                                      Position and
 Name, Age, and Address(1)      Length of Time Served(2)                      Principal Occupation(s)(3)
--------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (48)    Secretary since 1985             Vice President-Mutual Fund Board Relations,
                                                             NB Management since 2000; Vice President, Neuberger
                                                             Berman since 2002 and employee since 1999; formerly,
                                                             Vice President, NB Management from 1986 to 1999;
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (four since 2002, three since 2003, and four since 2004).

 Philip R. Carroll (70)     Chief Compliance Officer         Vice President, Neuberger Berman since 2002; Associate
                            since 2004                       General Counsel, Neuberger Berman since 2001; Director-
                                                             Mutual Fund Compliance, NB Management since 1995;
                                                             Chief Legal Officer, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (ten since 2003 and four since
                                                             2004); Chief Compliance Officer, fourteen registered
                                                             investment companies for which NB Management acts
                                                             as investment manager and administrator (fourteen since
                                                             2004) and Lehman Brothers/First Trust Income
                                                             Opportunity Fund.

 Robert Conti (48)          Vice President since 2000        Senior Vice President, Neuberger Berman since 2003,
                                                             formerly, Vice President, Neuberger Berman from 1999
                                                             until 2003; Senior Vice President, NB Management since
                                                             2000; formerly, Controller, NB Management until 1996;
                                                             formerly, Treasurer, NB Management from 1996 until
                                                             1999; Vice President, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

 Brian J. Gaffney (51)      Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                             Senior Vice President, NB Management since 2000;
                                                             formerly, Vice President, NB Management from 1997
                                                             until 1999; Vice President, fourteen registered investment companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

 Sheila R. James (39)       Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; formerly,
                                                             Employee, NB Management from 1991 to 1999; Assistant
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (seven since 2002, three since 2003, and four since 2004).

Trustees and Officers (Unaudited) cont'd

                                        Position and
 Name, Age, and Address(1)        Length of Time Served(2)                         Principal Occupation(s)(3)
-------------------------------------------------------------------------------------------------------------------------
 Kevin Lyons (49)           Assistant Secretary since 2003       Employee, Neuberger Berman since 1999; formerly,
                                                                 Employee, NB Management from 1993 to 1999; Assistant
                                                                 Secretary, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (ten since 2003 and four since 2004).
 John M. McGovern (34)      Assistant Treasurer since 2002       Vice President, Neuberger Berman since January 2004;
                                                                 Employee, NB Management since 1993; Assistant
                                                                 Treasurer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004).

 Barbara Muinos (46)        Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; formerly,
                            and Accounting Officer since 2002;   Assistant Vice President, NB Management from 1993 to
                            prior thereto, Assistant Treasurer   1999; Treasurer and Principal Financial and Accounting
                            since 1996                           Officer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004); formerly, Assistant Treasurer, three registered investment companies for which NB Management acts
                                                                 as investment manager and administrator from 1996
                                                                 until 2002.

 Frederic B. Soule (58)     Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                 formerly, Vice President, Neuberger Berman from 1999
                                                                 until 2003; formerly, Vice President, NB Management
                                                                 from 1995 until 1999; Vice President, fourteen registered
                                                                 investment companies for which NB Management acts as
                                                                 investment manager and administrator (three since 2000,
                                                                 four since 2002, three since 2003, and four since 2004).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Proxy Voting Policies and Procedures
------------------------------------

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.

Quarterly Portfolio Schedule
----------------------------

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Annual Report
December 31, 2004


                                                       [NEUBERGER BERMAN]
                                                       A Lehman Brothers Company

                                   Neuberger Berman
                                   Advisers
                                   Management
                                   Trust

                                   Fasciano
                                   Portfolio

D0081 02/05

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


Fasciano Portfolio Manager's Commentary
---------------------------------------

In mid-August, small-cap stocks pulled out of a summer tailspin and rallied for the rest of 2004. For the year, the small-cap Russell 2000 Index once again significantly outperformed the large-cap S&P 500.2 The Neuberger Berman AMT Fasciano Portfolio finished behind its Russell 2000 benchmark, largely due to underperformance in the Consumer Discretionary and Health Care sectors.

In 2004, our Industrial investments had a strongly positive impact on our absolute returns. Trucking logistics company Landstar System, pump and valve manufacturer IDEX Corp., maintenance and repair products distributor MSC Industrial Direct, and uniform rental company G&K Services were all stellar performers. Our Information Technology (IT) stocks helped results relative to the benchmark. Scansource, a distributor of bar code printers, and Plantronics, a wireless headset manufacturer, both provided gains compared to a small loss for comparable stocks in the Russell 2000. Although they underperformed, our Energy holdings provided solid absolute returns. Carbo Ceramics, a manufacturer of ceramic material used in oil recovery, and Offshore Logistics, whose helicopters transport workers and supplies to offshore drilling rigs, were notably strong.

Our Consumer Discretionary investments proved disappointing in 2004, with radio and television broadcaster Emmis Communications and retailer Sharper Image both making our "bottom ten" list. For Emmis, weakness in auto ad sales hurt profits, while listener ratings and cash flows were under pressure at its alternative rock station in Chicago. Also, excitement about satellite radio has raised concerns about traditional radio outlets. However, we believe that Emmis has the "right stuff" to overcome today's challenges. It has kept a tight rein on expenses and has long been successful at buying and improving poorly performing properties. With a new radio acquisition, it has an opportunity to increase sales and realize cost savings. Looking ahead, we believe that higher corporate confidence may raise ad spending above expectations, and we do not believe that pay satellite radio will have much impact on free radio stations. As a result, we continue to hold Emmis Communications and believe it will be a rewarding long-term investment.

In contrast, we have thrown in the towel on Sharper Image. We bought the company because it had solid footholds in mailorder, Internet, and traditional store retailing. Plus, the Sharper Image brand name generated good profit margins. However, the market for highly discretionary consumer electronics appears to be weakening, which is restraining the company's sales and eroding its pricing power.

Among our Health Care stocks, we believe that KV Pharmaceuticals and ICU Medical--both disappointments in 2004--are currently getting back on track. KV's stock fell when it changed auditors, alarming shareholders who were already concerned about a lull in new product releases. However, KV's change of auditors turned out to be a non-event and the company has since introduced a promising new product named Clindesse. With the stock well off its low, investors are beginning to recognize the company's solid progress. ICU Medical, known for excellent IV-related products and distribution, lowered earnings guidance when its largest customer decided to work down inventories before placing new orders. With that one-time event behind it, we anticipate that the company's sales and earnings will rebound.

Another stock in the group, D&K Healthcare, seems far less promising. With losses this year, we sold the stock because of lingering profitability issues and concerns about fierce competition in the wholesale drug distribution business.

As our longer-term shareholders know, we are not economists or market forecasters and find it more

Fasciano Portfolio Manager's Commentary cont'd
----------------------------------------------


productive to focus on bottom-up, company fundamentals. That said, the consensus outlook for 2005 is for moderate economic growth and relatively low inflation, which is generally good for equities. Small-caps have had a big run over the last six years and some observers believe that this cannot continue, suggesting that perhaps large-caps present better value. As you would expect, we are always excited about small-cap stocks. We view the group as fertile ground for new ideas and will remain diligent in finding value among companies that meet our quality and growth requirements.

Sincerely,


/s/ Michael Fasciano

    MICHAEL FASCIANO
    PORTFOLIO MANAGER

--------------------------------------------------------------------------------
Average Annual Total Return(1)

                        Fasciano Portfolio               Russell 2000(R)(2)
1 Year                              11.96%                           18.33%
Life of Fund                        14.19%                           21.33%
--------------------------------------------------------------------------------
Inception Date                 07/12/2002

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/ performance.

Comparison of a $10,000 Investment

                           Fasciano
                           Portfolio      Russell 2000 (R)
----------------------------------------------------------
          7/12/2002          $ 10,000            $ 10,000
----------------------------------------------------------
          9/30/2002           $ 9,760             $ 8,727
----------------------------------------------------------
         12/31/2002           $ 9,920             $ 9,264
----------------------------------------------------------
          3/31/2003           $ 9,030             $ 8,848
----------------------------------------------------------
          6/30/2003          $ 10,670            $ 10,921
----------------------------------------------------------
          9/30/2003          $ 11,000            $ 11,912
----------------------------------------------------------
         12/31/2003          $ 12,406            $ 13,642
----------------------------------------------------------
          3/31/2004          $ 12,746            $ 14,496
----------------------------------------------------------
          6/30/2004          $ 13,097            $ 14,565
----------------------------------------------------------
          9/30/2004          $ 12,937            $ 14,149
----------------------------------------------------------
         12/31/2004          $ 13,890            $ 16,143
----------------------------------------------------------


The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

--------------------------------------------------------------------------------

Industry Diversification
(% of Industry Holdings)

Auto/Truck Replacement Parts .........    1.4%
Banking & Financial ..................    1.7
Basic Materials ......................    0.5
Biotechnology ........................    0.9
Business Services ....................    4.9
Commercial Services ..................    3.9
Consumer Products & Services .........    8.9
Distributor ..........................    4.6
Electrical & Electronics .............    0.8
Entertainment ........................    2.4
Filters ..............................    0.7
Financial Services ...................    6.2
Health Care ..........................    3.8
Health Products & Services ...........    9.3
Heavy Industry .......................    1.3
Insurance ............................    5.0
Internet .............................    0.5
Machinery & Equipment ................    4.7
Oil & Gas ............................    3.7
Publishing & Broadcasting ............   10.8
Real Estate ..........................    0.9
Restaurants ..........................    2.7
Retail ...............................    1.8
Semiconductors .......................    0.6
Technology ...........................    0.7
Transportation .......................    4.9
Waste Management .....................    2.7
Short-Term Investments ...............    9.0
Cash, receivables and other assets,
    less liabilities .................    0.7

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


Endnotes
--------


             1. 11.96% and 14.19% were the average annual total returns for the 1-year and since inception (07/12/02) periods ended December 31, 2004. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

             2. The Russell 2000[RegTM] Index is an unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000[RegTM] Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $128 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

                The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

                The composition, industries and holdings of the Portfolio are subject to change.

                Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

                (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

Information About Your Fund's Expenses
--------------------------------------


This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                             Actual Expenses: The first section of the table provides information about actual account values and actual expenses in dollars. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes: The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds.
                                              To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.


Expense Information As of 12/31/04 (Unaudited)
----------------------------------------------

Neuberger Berman Advisers Management Trust Fasciano Portfolio
-------------------------------------------------------------

                                                                   Beginning       Ending         Expenses Paid
Actual                                                           Account Value   Account Value  During the Period*
    Class S                                                      $1,000          $1,059.80      $7.20

    Hypothetical (5% annual return before expenses)**
    Class S                                                      $1,000          $1,018.15      $7.05

 * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).


** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


Schedule of Investments Fasciano Portfolio
------------------------------------------

           Number of Shares                                         Market Value+
Common Stocks (90.3%)

Auto/Truck Replacement Parts (1.4%)
 7,270     American Axle &
           Manufacturing Holdings                                     $  222,898

Banking & Financial (1.7%)
 5,450     Boston Private Financial
           Holdings                                                      153,526
 2,060     Wintrust Financial                                            117,338
                                                                      ----------
                                                                         270,864

Basic Materials (0.5%)
 3,690     AMCOL International                                            74,132

Biotechnology (0.9%)
 3,570     Techne Corp.                                                  138,873*

Business Services (4.9%)
 8,720     G & K Services                                                378,622
 3,860     Ritchie Bros. Auctioneers                                     127,612
 5,860     Rollins, Inc.                                                 154,235
 4,550     Watson Wyatt & Co.                                            122,623
                                                                      ----------
                                                                         783,092

Commercial Services (3.9%)
 5,850     Modine Manufacturing                                          197,554
13,240     OM Group                                                      429,241*
                                                                      ----------
                                                                         626,795

Consumer Products & Services (8.9%)
 8,270     Blyth, Inc.                                                   244,461
 7,760     Central Parking                                               117,564
 7,450     Plantronics, Inc.                                             308,952
 7,470     Snap-on                                                       256,669
12,540     Spartech Corp.                                                339,709
 4,237     Tootsie Roll Industries                                       146,727
                                                                      ----------
                                                                       1,414,082

Distributor (4.6%)
11,000     MSC Industrial Direct                                         395,780
 5,520     ScanSource, Inc.                                              343,123*
                                                                      ----------
                                                                         738,903

Electrical & Electronics (0.8%)
 2,720     Daktronics, Inc.                                               67,701*
 4,310     LoJack Corp.                                                   52,280*
                                                                      ----------
                                                                         119,981

Entertainment (2.4%)
 7,390     International Speedway                                        390,192

Filters (0.7%)
 2,040     CLARCOR Inc.                                                  111,731

Financial Services (6.2%)
 1,460     FactSet Research Systems                                       85,322
 3,370     Financial Federal                                             132,104
 2,450     Greater Bay Bancorp                                            68,306
10,700     HCC Insurance Holdings                                        354,384
 4,080     ITLA Capital                                                  239,863*
 4,530     W.P. Stewart & Co.                                            107,180
                                                                      ----------
                                                                         987,159

           Number of Shares                                         Market Value+
Health Care (3.8%)
 8,050     Apria Healthcare Group                                     $  265,248*
 4,920     Charles River Laboratories
           International                                                 226,369*
 1,980     CUNO Inc.                                                     117,612*
                                                                      ----------
                                                                         609,229

Health Products & Services (9.3%)
24,380     Hooper Holmes                                                 144,330
 3,010     ICU Medical                                                    82,293*L
13,510     K-V Pharmaceutical                                            297,896*
 4,910     Landauer, Inc.                                                224,387
10,760     Priority Healthcare                                           234,245*
 8,510     STERIS Corp.                                                  201,857*
 8,880     Young Innovations                                             299,522
                                                                      ----------
                                                                       1,484,530

Heavy Industry (1.3%)
 5,030     Chicago Bridge & Iron                                         201,200

Insurance (5.0%)
18,720     Assured Guaranty                                              368,222
 6,560     Direct General                                                210,576
 2,520     Hilb, Rogal and Hamilton                                       91,325
 3,050     RLI Corp.                                                     126,789
                                                                      ----------
                                                                         796,912

Internet (0.5%)
 2,270     j2 Global Communications                                       78,315*

Machinery & Equipment (4.7%)
 7,850     IDEX Corp.                                                    317,925
 4,410     Lindsay Manufacturing                                         114,131
 4,930     Regal-Beloit                                                  140,998
 7,250     Robbins & Myers                                               172,767
                                                                      ----------
                                                                         745,821

Oil & Gas (3.7%)
 1,300     Bill Barrett                                                   41,587*
 2,545     CARBO Ceramics                                                175,605
 3,910     FMC Technologies                                              125,902*
 5,340     Offshore Logistics                                            173,390*
 2,030     Universal Compression
           Holdings                                                       70,867*
                                                                      ----------
                                                                         587,351

Publishing & Broadcasting (10.8%)
 2,530     Courier Corp.                                                 131,358
15,980     Emmis Communications                                          306,656*
13,350     Journal Communications                                        241,235
14,140     Journal Register                                              273,326*
 4,160     Lee Enterprises                                               191,693
 5,230     Meredith Corp.                                                283,466
 4,430     Pulitzer Inc.                                                 287,285
                                                                      ----------
                                                                       1,715,019

Real Estate (0.9%)
 1,020     Beazer Homes USA                                              149,134L

See Notes to Schedule of Investments   5

Schedule of Investments Fasciano Portfolio cont'd
-------------------------------------------------


           Number of Shares                                         Market Value+
Restaurants (2.7%)
 6,890      Ruby Tuesday                                             $   179,691
12,620      Steak n Shake                                                253,410*
                                                                     -----------
                                                                         433,101

Retail (1.8%)
 3,790      Christopher & Banks                                           69,925
 4,740      Regis Corp.                                                  218,751
                                                                     -----------
                                                                         288,676

Semiconductors (0.6%)
 2,310      Cabot Microelectronics                                        92,516*

Technology (0.7%)
 9,210      Methode Electronics                                          118,349

Transportation (4.9%)
 7,565      Heartland Express                                            169,986
 8,300      Landstar System                                              611,212*
                                                                     -----------
                                                                         781,198

Waste Management (2.7%)
 5,730      Stericycle, Inc.                                             263,293*
 4,875      Waste Connections                                            166,969*
                                                                     -----------
                                                                         430,262
Total Common Stocks
(Cost $12,343,761)                                                    14,390,315
                                                                     -----------

           Number of Shares                                         Market Value+
Short-Term Investments (9.0%)
$ 211,800   N&B Securities Lending
              Quality Fund, LLC                                      $   211,800++
1,217,013   Neuberger Berman Prime
              Money Fund Trust Class                                   1,217,013@
                                                                     -----------
Total Short-Term Investments
(Cost $1,428,813)                                                      1,428,813#
                                                                     -----------
Total Investments (99.3%)
(Cost $13,772,574)                                                    15,819,128##
Cash, receivables and
other assets, less liabilities (0.7%)                                    111,653
                                                                     -----------
Total Net Assets (100.0%)                                            $15,930,781
                                                                     -----------


See Notes to Schedule of Investments   6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


Notes to Schedule of Investments Fasciano Portfolio
---------------------------------------------------


+ Investments in equity securities by Neuberger Berman Advisers Management Trust Fasciano Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

## At December 31, 2004, the cost of investments for U.S. Federal income tax purposes was $13,813,281. Gross unrealized appreciation of investments was $2,045,432 and gross unrealized depreciation of investments was $39,585, resulting in net unrealized appreciation of $2,005,847, based on cost for U.S. Federal income tax purposes.

*  Non-income producing security.

L All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

++ The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).


See Notes to Financial Statements      7

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


Statement of Assets and Liabilities
-----------------------------------


                                                                                                 Fasciano
Neuberger Berman Advisers Management Trust                                                      Portfolio

Assets
  Investments in securities, at market value*+ (Notes A & F)-see Schedule of Investments:
=========================================================================================================
  Unaffiliated issuers                                                                        $14,390,315
---------------------------------------------------------------------------------------------------------
  Affiliated issuers                                                                            1,428,813
---------------------------------------------------------------------------------------------------------
                                                                                               15,819,128
=========================================================================================================
  Dividends and interest receivable                                                                 8,308
---------------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                                 366,714
=========================================================================================================
  Receivable from administrator-net (Note B)                                                        4,066
---------------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                                   219
---------------------------------------------------------------------------------------------------------
Total Assets                                                                                   16,198,435
---------------------------------------------------------------------------------------------------------
Liabilities
  Due to custodian                                                                                     45
=========================================================================================================
  Payable for collateral on securities loaned (Note A)                                            211,800
---------------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                                    436
=========================================================================================================
  Payable to investment manager-net (Notes A & B)                                                  10,175
---------------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                              45,198
---------------------------------------------------------------------------------------------------------
Total Liabilities                                                                                 267,654
---------------------------------------------------------------------------------------------------------
Net Assets at value                                                                           $15,930,781
---------------------------------------------------------------------------------------------------------
Net Assets consist of:
  Paid-in capital                                                                             $13,842,869
=========================================================================================================
  Accumulated net realized gains (losses) on investments                                           41,358
---------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                            2,046,554
---------------------------------------------------------------------------------------------------------
Net Assets at value                                                                           $15,930,781
---------------------------------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)                               1,151,292
---------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                                      $     13.84
---------------------------------------------------------------------------------------------------------
+Securities on loan, at market value:
   Unaffiliated issuers                                                                       $   206,358
   ======================================================================================================
*Cost of investments:
   Unaffiliated issuers                                                                       $12,343,761
   ======================================================================================================
   Affiliated issuers                                                                           1,428,813
   ------------------------------------------------------------------------------------------------------
Total cost of investments                                                                     $13,772,574
---------------------------------------------------------------------------------------------------------


See Notes to Financial Statements      8

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2004


Statement of Operations
-----------------------


                                                                                                Fasciano
Neuberger Berman Advisers Management Trust                                                     Portfolio

Investment Income
Income (Note A):
Dividend income-unaffiliated issuers                                                          $    60,841
=========================================================================================================
Income from securities loaned-affiliated issuer (Note F)                                            1,336
---------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                                             13,146
=========================================================================================================
Foreign taxes withheld                                                                               (166)
---------------------------------------------------------------------------------------------------------
Total income                                                                                       75,157
---------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Notes A & B)                                                            79,762
=========================================================================================================
Administration fee (Note B)                                                                        28,152
---------------------------------------------------------------------------------------------------------
Distribution fees (Note B)                                                                         23,460
=========================================================================================================
Audit fees                                                                                         38,310
---------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                            30,106
=========================================================================================================
Insurance expense                                                                                     168
---------------------------------------------------------------------------------------------------------
Legal fees                                                                                          1,092
=========================================================================================================
Shareholder reports                                                                                13,943
---------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                        24,830
=========================================================================================================
Miscellaneous                                                                                       1,501
---------------------------------------------------------------------------------------------------------
Total expenses                                                                                    241,324
Expenses reimbursed by administrator (Note B)                                                    (108,225)
Investment management fee waived (Note A)                                                          (1,116)
Expenses reduced by custodian fee expense offset and commission recapture arrangements               (897)
   (Note B)
---------------------------------------------------------------------------------------------------------
Total net expenses                                                                                131,086
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                      (55,929)
---------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                                         138,488
   ======================================================================================================
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                           1,210,790
   ------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                  1,349,278
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $1,293,349
=========================================================================================================


See Notes to Financial Statements      9

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


Statement of Changes in Net Assets


                                                                               Fasciano Portfolio
                                                                        ---------------------------------
Neuberger Berman Advisers Management Trust                                 Year Ended December 31,
                                                                               2004              2003
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)                                            $   (55,929)      $   (20,088)
=========================================================================================================
Net realized gain (loss) on investments                                     138,488            15,201
---------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments       1,210,790           836,449
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           1,293,349           831,562
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
Net realized gain on investments                                            (36,107)           (2,283)
---------------------------------------------------------------------------------------------------------
From Fund Share Transactions (Note D):
Proceeds from shares sold                                                12,465,780         9,153,720
=========================================================================================================
Proceeds from reinvestment of dividends and distributions                    36,107             2,283
---------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                             (4,020,120)       (4,265,714)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                      8,481,767         4,890,289
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                     9,739,009         5,719,568
Net Assets:
Beginning of year                                                         6,191,772           472,204
---------------------------------------------------------------------------------------------------------
End of year                                                             $15,930,781       $ 6,191,772
---------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year               $        --       $        --
=========================================================================================================


See Notes to Financial Statements      10

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


Notes to Financial Statements Fasciano Portfolio
------------------------------------------------

     Note A--Summary of Significant Accounting Policies:


 1 General: Fasciano Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

 2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

 3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

 4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

 5 Income tax information: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

Notes to Financial Statements Fasciano Portfolio cont'd
-------------------------------------------------------


     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for net operating losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

     Distributions Paid From:


           Ordinary Income           Long-Term Capital Gain                   Total
       2004           2003                2004         2003             2004          2003
     $4,205         $2,283             $31,902        $  --          $36,107        $2,283

     As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                         Undistributed         Unrealized              Loss
       Undistributed         Long-Term       Appreciation     Carryforwards
     Ordinary Income              Gain     (Depreciation)     and Deferrals          Total
             $44,290           $40,383         $2,005,847          $(2,608)     $2,087,912

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and post-October losses.

     Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2004, the Fund elected to defer $2,608 of net capital losses arising between November 1, 2004 and December 31, 2004.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

 6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

 7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

 8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


     of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust, are allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

 9 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Quality Fund"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guaranteed a certain amount of revenue to the Fund under the Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee.

     The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2004, Neuberger received $32 under the Agreement. Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-affiliated issuer.

     In February of 2005, it is likely that the Fund will change the collateral investment vehicle from the Quality Fund, managed by State Street, to a fund managed by Lincoln Capital, an affiliate, as approved by the Board.

10   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund") and the Neuberger Berman Prime Money Fund ("Prime Money"), affiliated funds, which are managed by Management and have the same Board members as the Fund. The Cash Fund and Prime Money each seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund or Prime Money on those assets. For the year ended December 31, 2004, management fees waived amounted to $1,094 and $22 for the Cash Fund and Prime Money, respectively. For the year ended December 31, 2004, income earned on the investments of the Cash Fund and Prime Money amounted to $12,617 and $529, respectively, and is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

Notes to Financial Statements Fasciano Portfolio cont'd
-------------------------------------------------------


11 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


     aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2004, such excess expenses amounted to $108,225. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2004, there was no reimbursement to Management under this agreement. At December 31, 2004, contingent liabilities to Management under this agreement were as follows:

                   Expiring in
                          2005            2006             2007            Total
                       $44,573         $92,031         $108,225         $244,829

     On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $890.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $7.


     Note C--Securities Transactions:

     During the year ended December 31, 2004, there were purchase and sale transactions (excluding short-term securities) of $8,267,751 and $853,577, respectively.

     During the year ended December 31, 2004, brokerage commissions on securities transactions amounted to $11,401, of which Neuberger received $10, Lehman received $2,306, and other brokers received $9,085.

Notes to Financial Statements Fasciano Portfolio cont'd
-------------------------------------------------------


     Note D--Fund Share Transactions:

     Share activity for the years ended December 31, 2004 and December 31, 2003 was as follows:

                                                               For the Year Ended December 31,
                                                       2004                               2003
     Shares Sold                                    964,058                            830,800
     Shares Issued on Reinvestment of
       Dividends and Distributions                    2,821                                198
     Shares Redeemed                               (315,110)                          (379,061)
                                                   --------                           --------
     Total                                         651,769                             451,937
                                                   --------                           --------

     Note E--Line of Credit:

     At December 31, 2004, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to all or any part of the $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2004, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


     Note F--Investments in Affiliates*:


                                                                                                                         Income from
                                     Balance of                                         Balance of                       Investments
                                         Shares                              Gross          Shares                     in Affiliated
                                           Held             Gross            Sales            Held            Value          Issuers
                                   December 31,         Purchases              and    December 31,     December 31,      Included in
     Name of Issuer                        2003     and Additions       Reductions            2004             2004     Total Income
     N&B Securities Lending
     Quality Fund, LLC**                     --        10,760,900       10,549,100         211,800         $211,800         $1,336
     Neuberger Berman
      Institutional Cash Fund
      Trust Class***                    885,798         9,897,926       10,783,724              --               --          12,617
     Neuberger Berman Prime
      Money Fund Trust
      Class***                               --         2,746,135        1,529,122       1,217,013        1,217,013             529
                                                                                                         ----------         -------
     Total                                                                                               $1,428,813         $14,482
                                                                                                         ==========         =======

* Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

** The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

*** Neuberger Berman Institutional Cash Fund (the "Cash Fund") and Neuberger Berman Prime Money Fund ("Prime Money") are also managed by Neuberger Berman Management Inc. and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

Financial Highlights Fasciano Portfolio
---------------------------------------


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++
                                                                     Period from
                                                                      July 12,
                                                                          2002^
                                     Year Ended December 31,    to December 31,
                                          ---------------------    -----------

                                                                            2004            2003             2002
Net Asset Value, Beginning of Period                                    $  12.40          $ 9.92           $10.00
                                                                        --------          ------           ------
Income From Investment Operations:
Net Investment Income (Loss)                                                (.08)           (.08)            (.01)
Net Gains or Losses on Securities (both realized and unrealized)            1.56            2.57             (.07)
                                                                        --------          ------           ------
Total From Investment Operations                                            1.48            2.49             (.08)
                                                                        --------          ------           ------
Less Distributions From:
Net Capital Gains                                                           (.04)           (.01)              --
                                                                        --------          ------           ------
Net Asset Value, End of Period                                          $  13.84          $12.40           $ 9.92
                                                                        --------          ------           ------
Total Return++                                                            +11.96%         +25.06%           -0.80%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                 $   15.9          $  6.2           $  0.5
Ratio of Gross Expenses to Average Net Assets#                              1.41%           1.42%            1.40%*
Ratio of Net Expenses to Average Net Assets[sec]                            1.40%           1.40%            1.40%*
Ratio of Net Investment Income (Loss) to Average Net Assets                 (.60)%          (.69)%           (.31)%*
Portfolio Turnover Rate                                                       10%             70%              20%


See Notes to Financial Highlights      18

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


Notes to Financial Highlights Fasciano Portfolio
------------------------------------------------

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.


[sec] After reimbursement of expenses by the administrator. Had the administrator not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

                                                                      Period from
                                                                 July 12, 2002 to
                                                                     December 31,
                                                                             2002

                                                                           38.27%

      After waiver of a portion of the investment management fee, and reimbursement of expenses by the administrator. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                         Year Ended December 31,
                                                         2004               2003
                                                         2.56%             4.58%

^     The date investment operations commenced.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*     Annualized.

**    Not annualized.

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------


To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Fasciano Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fasciano Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fasciano Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young


Boston, Massachusetts
February 4, 2005

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


Trustees and Officers (Unaudited)
---------------------------------


The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.


Information about the Board of Trustees

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                             Position and                                       Fund Complex
  Independent Trustees      Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)         Trustee               Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John Cannon (74)           Trustee since    Consultant. Formerly,                    41        Independent Trustee or Director of
                           2000             Chairman, CDC Investment                           three series of Oppenheimer Funds:
                                            Advisers (registered investment                    Limited Term New York Municipal
                                            adviser) 1993 to January 1999;                     Fund, Rochester Fund Municipals,
                                            formerly, President and Chief                      and Oppenheimer Convertible
                                            Executive Officer, AMA                             Securities Fund, since 1992.
                                            Investment Advisors, an affiliate
                                            of the American Medical
                                            Association.

------------------------------------------------------------------------------------------------------------------------------------
Faith Colish (69)          Trustee since    Counsel, Carter Ledyard &                41        Director, American Bar Retirement
                           1984             Millburn LLP (law firm) since                      Association (ABRA) since 1997
                                            October 2002; formerly,                            (not-for-profit membership
                                            Attorney-at-Law and President,                     association).
                                            Faith Colish, A Professional
                                            Corporation, 1980 to 2002.

------------------------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers(4) (71)   Trustee since    Consultant; Retired President            41        None.
                           1989             and Trustee, Teachers Insurance
                                            & Annuity (TIAA) and College
                                            Retirement Equities Fund
                                            (CREF).

------------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (67)        Trustee since    Consultant, C. A. Harvey                 41        President, Board of Associates to
                           1998             Associates, since June 2001;                       The National Rehabilitation
                                            formerly, Director, AARP, 1978                     Hospital's Board of Directors since
                                            to December 2001.                                  2002; formerly, Member, Individual
                                                                                               Investors Advisory Committee to the
                                                                                               New York Stock Exchange Board
                                                                                               of Directors, 1998 to June 2002;
                                                                                               formerly, Member, American
                                                                                               Savings Education Council's Policy
                                                                                               Board (ASEC), 1998 to 2000;
                                                                                               formerly, Member, Executive
                                                                                               Committee, Crime Prevention
                                                                                               Coalition of America, 1997 to 2000.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                             Position and                                       Fund Complex
  Independent Trustees      Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)         Trustee               Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (71)          Trustee since    Attorney-at-Law. Formerly,               41        None.
                           2000             Senior Counsel, Loews
                                            Corporation (diversified
                                            financial corporation) May 2002
                                            until April 2003; formerly,
                                            Senior Vice President, Secretary
                                            and General Counsel,
                                            Loews Corporation.

------------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (77)      Trustee since    Marcus Nadler Professor                  41        Director, DEL Laboratories, Inc.
                           2000             Emeritus of Finance and                            (cosmetics and pharmaceuticals)
                                            Economics, New York                                since 1978; Director, The Caring
                                            University Stern School                            Community (not-for-profit).
                                            of Business.

------------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (67)      Trustee since    Retired. Formerly, Vice                  41        Director, WHX Corporation
                           1999             President and Special Counsel,                     (holding company) since August
                                            WHX Corporation (holding                           2002; Director, Webfinancial
                                            company) 1993 to 2001.                             Corporation (holding company)
                                                                                               since December 2002; Director, State
                                                                                               Theatre of New Jersey (not-for-
                                                                                               profit theater) since 2000; formerly,
                                                                                               Director, Kevlin Corporation
                                                                                               (manufacturer of microwave and
                                                                                               other products).

------------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (72)      Trustee since    Retired. Formerly, Senior Vice           41        Director, Pro-Kids Golf and
                           2000             President, Foodmaker, Inc.                         Learning Academy (teach golf and
                                            (operator and franchiser of                        computer usage to "at risk" children)
                                            restaurants) until January 1997.                   since 1998; formerly, Director,
                                                                                               Prandium, Inc. (restaurants) from
                                                                                               March 2001 until July 2002.

------------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (73)     Trustee since    Founding General Partner,                41        Director, Capital Cash Management
                           2000             Oxford Partners and Oxford                         Trust (money market fund),
                                            Bioscience Partners (venture                       Naragansett Insured Tax-Free
                                            capital partnerships) and                          Income Fund, Rocky Mountain
                                            President, Oxford Venture                          Equity Fund, Prime Cash Fund,
                                            Corporation.                                       several private companies and
                                                                                               QuadraMed Corporation
                                                                                               (NASDAQ).
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                             Position and                                       Fund Complex
  Independent Trustees      Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)         Trustee               Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (54)           Trustee since    General Partner, Seip                    41       Director, H&R Block, Inc. (financial
                           2000             Investments LP (a private                         services company) since May 2001;
                                            investment partnership);                          Director, Forward Management, Inc.
                                            formerly, President and CEO,                      (asset management) since 2001;
                                            Westaff, Inc. (temporary                          formerly, Director, General Magic
                                            staffing), May 2001 to January                    (voice recognition software) 2001
                                            2002; Senior Executive at the                     until 2002; formerly, Director,
                                            Charles Schwab Corporation                        E-Finance Corporation (credit
                                            from 1983 to 1999, including                      decisioning services) 1999 to 2003;
                                            Chief Executive Officer,                          formerly, Director, Save-Daily.com
                                            Charles Schwab Investment                         (micro investing services) 1999 to
                                            Management, Inc. and Trustee,                     2003; Director, Offroad Capital Inc.
                                            Schwab Family of Funds and                        (pre-public internet commerce
                                            Schwab Investments from                           company).
                                            1997 to 1998 and Executive
                                            Vice President-Retail
                                            Brokerage, Charles Schwab
                                            Investment Management from
                                            1994 to 1997.

------------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (57)   Trustee since    Private investor and consultant          41       Director, The Proformance Insurance
                           1999             specializing in the insurance                     Company (personal lines property
                                            industry; formerly, Advisory                      and casualty insurance company)
                                            Director, Securitas Capital                       since March 2004; Director,
                                            LLC (a global private equity                      Providence Washington (property
                                            investment firm dedicated to                      and casualty insurance company)
                                            making investments in the                         since December 1998; Director,
                                            insurance sector) 1998 to                         Summit Global Partners (insurance
                                            December 2002.                                    brokerage firm) since October 2000.

------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (60)        Trustee since    Regional Manager for Atlanta             41       None.
                           1984             Region, Ford Motor Credit
                                            Company since August 1997;
                                            formerly, President, Ford Life
                                            Insurance Company, April 1995
                                            to August 1997.

------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
    Trustees who are                                                            Portfolios in
  "Interested Persons"       Position and                                       Fund Complex
                            Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)         Trustee               Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (76)    Trustee since    Formerly, Member, Investment             41       Director, Legg Mason, Inc. (financial
                           2000             Policy Committee, Edward                          services holding company) since
                                            Jones 1993 to 2001; President,                    1993; formerly, Director, Boston
                                            Securities Industry Association                   Financial Group (real estate and tax
                                            ("SIA") (securities industry's                    shelters) 1993 to 1999.
                                            representative in government
                                            relations and regulatory
                                            matters at the federal and state
                                            levels) 1974 to 1992; Adviser to
                                            SIA, November 1992 to
                                            November 1993.

------------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (64)       President and    Executive Vice President and             41       Director, Dale Carnegie and
                           Trustee since    Chief Investment Officer,                         Associates, Inc. (private company)
                           December         Neuberger Berman Inc.                             since 1998; Director, Emagin Corp.
                           2002             (holding company) since 2002                      (public company) since 1997;
                                            and 2003, respectively;                           Director, Solbright, Inc. (private
                                            Executive Vice President and                      company) since 1998; Director,
                                            Chief Investment Officer,                         Infogate, Inc. (private company)
                                            Neuberger Berman since                            since 1997; Director, Broadway
                                            December 2002 and 2003,                           Television Network (private
                                            respectively; Director and                        company) since 2000.
                                            Chairman, NB Management
                                            since December 2002; formerly,
                                            Executive Vice President,
                                            Citigroup Investments, Inc.
                                            from September 1995 to
                                            February 2002; formerly,
                                            Executive Vice President,
                                            Citigroup Inc. from September
                                            1995 to February 2002.

------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
    Trustees who are                                                            Portfolios in
  "Interested Persons"       Position and                                       Fund Complex
                            Length of Time                                       Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)         Trustee               Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (45)     Chairman of      Executive Vice President,                41       Director and Vice President,
                           the Board,       Neuberger Berman Inc.                             Neuberger & Berman Agency, Inc.
                           Chief            (holding company) since 1999;                     since 2000; formerly, Director,
                           Executive        Head of Neuberger Berman                          Neuberger Berman Inc. (holding
                           Officer and      Inc.'s Mutual Funds and                           company) from October 1999
                           Trustee          Institutional Business since                      through March 2003; Trustee,
                           since 2000       1999; President and Director,                     Frost Valley YMCA.
                           President        NB Management since 1999;
                           and Chief        Executive Vice President,
                           Executive        Neuberger Berman since 1999;
                           Officer from     formerly, Principal, Neuberger
                           1999 to 2000     Berman from 1997 until 1999;
                                            formerly, Senior Vice President,
                                            NB Management from 1996
                                            until 1999.

------------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  Retired (effective the close of business December 31, 2004).

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustees and Officers (Unaudited) cont'd
----------------------------------------


Information about the Officers of the Trust


                                      Position and
 Name, Age, and Address(1)      Length of Time Served(2)                      Principal Occupation(s)(3)
------------------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (48)    Secretary since 1985              Vice President-Mutual Fund Board Relations,
                                                             NB Management since 2000; Vice President, Neuberger
                                                             Berman since 2002 and employee since 1999; formerly,
                                                             Vice President, NB Management from 1986 to 1999;
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (four since 2002, three since 2003, and four since 2004).

Philip R. Carroll (70)     Chief Compliance Officer          Vice President, Neuberger Berman since 2002; Associate
                           since 2004                        General Counsel, Neuberger Berman since 2001; Director-
                                                             Mutual Fund Compliance, NB Management since 1995;
                                                             Chief Legal Officer, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (ten since 2003 and four since
                                                             2004); Chief Compliance Officer, fourteen registered
                                                             investment companies for which NB Management acts
                                                             as investment manager and administrator (fourteen since
                                                             2004) and Lehman Brothers/First Trust Income
                                                             Opportunity Fund.

Robert Conti (48)          Vice President since 2000         Senior Vice President, Neuberger Berman since 2003,
                                                             formerly, Vice President, Neuberger Berman from 1999
                                                             until 2003; Senior Vice President, NB Management since
                                                             2000; formerly, Controller, NB Management until 1996;
                                                             formerly, Treasurer, NB Management from 1996 until
                                                             1999; Vice President, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

Brian J. Gaffney (51)      Vice President since 2000         Managing Director, Neuberger Berman since 1999;
                                                             Senior Vice President, NB Management since 2000;
                                                             formerly, Vice President, NB Management from 1997
                                                             until 1999; Vice President, fourteen registered investment companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

Sheila R. James (39)       Assistant Secretary since 2002    Employee, Neuberger Berman since 1999; formerly,
                                                             Employee, NB Management from 1991 to 1999; Assistant
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (seven since 2002, three since 2003, and four since 2004).

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


                                        Position and
 Name, Age, and Address(1)        Length of Time Served(2)                         Principal Occupation(s)(3)
------------------------------------------------------------------------------------------------------------------------------------
Kevin Lyons (49)           Assistant Secretary since 2003        Employee, Neuberger Berman since 1999; formerly,
                                                                 Employee, NB Management from 1993 to 1999; Assistant
                                                                 Secretary, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (ten since 2003 and four since 2004).

John M. McGovern (34)      Assistant Treasurer since 2002        Vice President, Neuberger Berman since January 2004;
                                                                 Employee, NB Management since 1993; Assistant
                                                                 Treasurer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004).

Barbara Muinos (46)        Treasurer and Principal Financial     Vice President, Neuberger Berman since 1999; formerly,
                           and Accounting Officer since 2002;    Assistant Vice President, NB Management from 1993 to
                           prior thereto, Assistant Treasurer    1999; Treasurer and Principal Financial and Accounting
                           since 1996                            Officer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004); formerly, Assistant Treasurer, three registered investment companies for which NB Management acts
                                                                 as investment manager and administrator from 1996
                                                                 until 2002.

Frederic B. Soule (58)     Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                 formerly, Vice President, Neuberger Berman from 1999
                                                                 until 2003; formerly, Vice President, NB Management
                                                                 from 1995 until 1999; Vice President, fourteen registered
                                                                 investment companies for which NB Management acts as
                                                                 investment manager and administrator (three since 2000,
                                                                 four since 2002, three since 2003, and four since 2004).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


Proxy Voting Policies and Procedures
------------------------------------

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.


Quarterly Portfolio Schedule
----------------------------

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Annual Report
December 31, 2004

[LOGO]

Neuberger Berman

Advisers
Management
Trust

Focus
Portfolio


D0080 02/05

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Focus Portfolio Managers' Commentary
------------------------------------

The Neuberger Berman AMT Focus Portfolio generated a positive return for 2004, but trailed the S&P 500 Index and the Russell 1000 Value Index.(2) Although we are pleased that our investors gained ground during the reporting period, we are not pleased about lagging the unmanaged benchmarks.

During the year, we were helped by our positions in truck and construction equipment seller Rush Enterprises, marketing services provider Vertrue and credit card companies Capital One and Providian. However, we were hindered by an overweight position in Information Technology and the fact that two of our bigger positions in the area--Amkor and International Rectifier-- declined for the period. In terms of relative performance, our lack of Energy holdings was a negative.

In considering where we stand today, it is worth taking a moment to review our investment discipline. Basically, we want to own stocks that sell at a discount to the market (as measured by their price/earnings ratio) but offer superior growth prospects. Since such stocks are not that plentiful, this strategy dovetails nicely with our concentrated portfolio approach. We believe that our holdings reflect our strategy: At year-end, the p/e on the overall portfolio (based on analysts' consensus earnings estimates for 2005) was 14.3--a 13% discount to the S&P 500--while our expected long term earnings growth rate was 16.9%, or 42% more than that of the S&P's. (These numbers come from an independent third party, and we consider them to be objective.)*

The reason for adhering to this discipline is, quite simply, that it makes sense that buying a superior earnings stream at a discounted price should generate superior returns over time. Looking at our results in a slightly longer context (2003-2004) seems to bear this out, as the Fund provided a return that more than doubled that of the S&P 500.

Employing this discipline had led us to an overweight position in Financials, since these stocks typically sell at a discount to the market, despite long-term earnings records that have equaled or surpassed the market averages. Thus, we still own our credit card stocks, as well as Citigroup, JP Morgan, Merrill Lynch and Morgan Stanley. We like these companies, their managements, their prospects and their valuations.

We also maintain a substantial position in Information Technology, and here too our experience in 2004 is illustrative of our thought process. We have an investment thesis for every stock we own, but if we come to believe that the thesis is no longer valid we will eliminate the position. For example, as 2004 progressed, it became apparent to us that Amkor was not executing as anticipated and was in fact losing market share. While realizing a loss was painful, we do not retain positions in which our original expectations are not being met. Conversely, all our expectations for our investment in International Rectifier were either met or exceeded, yet the stock declined. Since the stock's retreat coincided with an improvement in its fundamentals, we increased the position.

*Source: Baseline

Focus Portfolio Managers' Commentary cont'd
-------------------------------------------

In sum, what we do is fairly predictable since we consistently adhere to our long-held investment strategy. While the current investment backdrop has more uncertainties than usual--terrorism, the high budget and balance-of-trade deficits, etc.--we have been able to find stocks that we think have the superior characteristics we require.

Sincerely,

                                /s/ Kent Simons

                              /s/ Robert B. Corman

                       KENT SIMONS AND ROBERT B. CORMAN
                             PORTFOLIO CO-MANAGERS

-------------------------------------------------------------------------------

Average Annual Total Return(1)

                        Focus        Russell 1000(R)
                    Portfolio               Value(2)        S&P 500(2)

1 Year                  6.21%                 16.49%            10.87%

Life of Fund           39.49%                 19.85%            16.49%
-------------------------------------------------------------------------------
Inception Date     08/08/2002


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

-----------------------------------------------------------------------------
                                                   Focus     Russell 1000 (R)
                            Portfolio              Value             S&P 500
-----------------------------------------------------------------------------
           8/8/2002          $ 10,000           $ 10,000            $ 10,000
-----------------------------------------------------------------------------
          9/30/2002           $ 9,000            $ 9,340             $ 9,329
-----------------------------------------------------------------------------
         12/31/2002          $ 10,990           $ 10,201            $ 10,115
-----------------------------------------------------------------------------
          3/31/2003          $ 11,070            $ 9,705             $ 9,797
-----------------------------------------------------------------------------
          6/30/2003          $ 15,180           $ 11,381            $ 11,304
-----------------------------------------------------------------------------
          9/30/2003          $ 19,060           $ 11,616            $ 11,603
-----------------------------------------------------------------------------
         12/31/2003          $ 20,946           $ 13,264            $ 13,015
-----------------------------------------------------------------------------
          3/31/2004          $ 22,507           $ 13,666            $ 13,235
-----------------------------------------------------------------------------
          6/30/2004          $ 20,322           $ 13,786            $ 13,463
-----------------------------------------------------------------------------
          9/30/2004          $ 18,943           $ 13,999            $ 13,211
-----------------------------------------------------------------------------
         12/31/2004          $ 22,248           $ 15,452            $ 14,430
-----------------------------------------------------------------------------


The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrow index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

-------------------------------------------------------------------------------
Industry Diversification
(% of Industry Holdings)

Auto & Housing ............................     9.1%
Consumer Goods & Services .................     7.3
Financial Services ........................    43.9
Retail ....................................     6.6
Technology ................................    35.1
Short-Term Investments ....................     0.8
Liabilities, less cash, receivables and
    other assets ..........................    (2.8)

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Endnotes
--------

             1. 6.21% and 39.49% were the average annual total returns for the
                1-year and since inception (08/08/02) periods ended December 31, 2004. This performance was attained at a time that the asset size of the Portfolio was small. The Portfolio's total net assets as of December 31, 2004 was $1,185,741. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

             2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of the leading companies in leading industries. The Russell 1000[RegTM] Index measures the performance of the 1,000 largest companies in the Russell 3000[RegTM] Index (which measures performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio many invest in many securities not included in the above-described indices.

                Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Neuberger Berman's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

                The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

                The composition, industries and holdings of the Portfolio are subject to change.

                Shares of the separate Portfolios of the Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

                (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

Information About Your Fund's Expenses
--------------------------------------

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                               Actual Expenses: The first section of the table provides information about actual account values and actual expenses in dollars. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.


  Hypothetical Example for Comparison Purposes: The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Information As of 12/31/04 (Unaudited)
----------------------------------------------

Neuberger Berman Advisers Management Trust Focus Portfolio
----------------------------------------------------------

                                                              Beginning            Ending          Expenses Paid
Actual                                                    Account Value     Account Value      During the Period*
Class S                                                          $1,000         $1,094.80                  $6.53

Hypothetical (5% annual return before expenses)**
Class S                                                          $1,000         $1,018.90                  $6.29

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Schedule of Investments Focus Portfolio
---------------------------------------

Number of Shares                             Market Value+
Common Stocks (102.0%)
Autos & Housing (9.1%)
  500           Autoliv, Inc.                 $    24,150
  500           Centex Corp.                       29,790
  600           Lennar Corp.                       34,008
1,200           Rush Enterprises, Class A          19,476*
                                              ------------
                                                  107,424
Consumer Goods & Services (7.3%)
2,300           Vertrue Inc.                       86,871*

Financial Services (43.9%)
1,932           Bank of America                    90,785
2,000           Capital One Financial             168,420
1,250           Citigroup Inc.                     60,225
1,000           Fifth Third Bancorp                47,280
  650           J.P. Morgan Chase                  25,356
1,000           Merrill Lynch                      59,770
  500           Morgan Stanley                     27,760
2,500           Providian Financial                41,175*
                                              ------------
                                                  520,771
Retail (6.6%)
2,000           Select Comfort                     35,880*
1,700           TJX Cos.                           42,721
                                              ------------
                                                   78,601

Number of Shares                             Market Value+
Technology (35.1%)
1,300           Advanced Micro Devices        $    28,626*
1,200           Amdocs Ltd.                        31,500*
1,000           Computer Associates                31,060
2,700           Flextronics International          37,314*
3,500           International Rectifier           155,995*
1,400           Jabil Circuit                      35,812*
2,000           Nokia Corp. ADR                    31,340
1,500           Novell, Inc.                       10,125*
5,000           NYFIX, Inc.                        30,950*
  700           VeriSign, Inc.                     23,464*
                                              ------------
                                                  416,186
Total Common Stocks
(Cost $858,690)                                 1,209,853
                                              ------------
Principal Amount

Short-Term Investments (0.8%)
$9,673          Neuberger Berman Prime
                Money Fund Trust Class
                (Cost $9,673)                       9,673@#
                                              ------------
Total Investments (102.8%)
(Cost $868,363)
                                                1,219,526##
Liabilities, less cash, receivables and
other assets [(2.8%)]
                                                  (33,785)
                                              ------------
Total Net Assets (100.0%)
                                              $ 1,185,741
                                              ------------

See Notes to Schedule of Investments   5

Notes to Schedule of Investments Focus Portfolio
------------------------------------------------

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Focus Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2004, the cost of investments for U.S. Federal income tax purposes was $868,505. Gross unrealized appreciation of investments was $362,359 and gross unrealized depreciation of investments was $11,338, resulting in net unrealized appreciation of $351,021, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements      6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Assets and Liabilities
-----------------------------------

                                                                                         --------------
                                                                                                Focus
Neuberger Berman Advisers Management Trust                                                  Portfolio

Assets
  Investments in securities, at market value* (Notes A & F)-see Schedule of Investments:
=======================================================================================================
  Unaffiliated issuers                                                                    $ 1,209,853
-------------------------------------------------------------------------------------------------------
  Affiliated issuers                                                                            9,673
-------------------------------------------------------------------------------------------------------
                                                                                            1,219,526
=======================================================================================================
  Dividends and interest receivable                                                               393
-------------------------------------------------------------------------------------------------------
  Receivable from administrator-net (Note B)                                                    7,018
=======================================================================================================
  Prepaid expenses and other assets                                                               219
-------------------------------------------------------------------------------------------------------
Total Assets                                                                                1,227,156
-------------------------------------------------------------------------------------------------------
Liabilities
  Payable for Fund shares redeemed                                                                 52
=======================================================================================================
  Payable to investment manager-net (Notes A & B)                                                 529
=======================================================================================================
  Accrued expenses and other payables                                                          40,834
-------------------------------------------------------------------------------------------------------
Total Liabilities                                                                              41,415
-------------------------------------------------------------------------------------------------------
Net Assets at value                                                                       $ 1,185,741
-------------------------------------------------------------------------------------------------------
Net Assets consist of:
  Paid-in capital                                                                         $   814,909
=======================================================================================================
  Accumulated net realized gains (losses) on investments                                       19,669
-------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                          351,163
-------------------------------------------------------------------------------------------------------
Net Assets at value                                                                       $ 1,185,741
-------------------------------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)                              60,551
-------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                                  $     19.58
-------------------------------------------------------------------------------------------------------
*Cost of investments:
  Unaffiliated issuers                                                                    $   858,690
=======================================================================================================
  Affiliated issuers                                                                            9,673
-------------------------------------------------------------------------------------------------------
Total cost of investments                                                                 $   868,363
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements      7

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2004

Statement of Operations
-----------------------

                                                                                       --------------
                                                                                              Focus
Neuberger Berman Advisers Management Trust                                                Portfolio

Investment Income
Income (Note A):

Dividend income-unaffiliated issuers                                                      $  11,877
=====================================================================================================
Dividend income-affiliated issuers (Note F)                                                      62
-----------------------------------------------------------------------------------------------------
Interest income                                                                                  43
=====================================================================================================
Income from securities loaned-affiliated issuer (Note F)                                      1,260
-----------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                                          527
-----------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                          (32)
-----------------------------------------------------------------------------------------------------
Total income                                                                                 13,737
-----------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Notes A & B)                                                       6,427
=====================================================================================================
Administration fee (Note B)                                                                   3,506
-----------------------------------------------------------------------------------------------------
Distribution fees (Note B)                                                                    2,921
=====================================================================================================
Audit fees                                                                                   38,302
-----------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                      10,007
=====================================================================================================
Insurance expense                                                                                32
-----------------------------------------------------------------------------------------------------
Legal fees                                                                                      218
=====================================================================================================
Shareholder reports                                                                           8,210
-----------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                  24,820
=====================================================================================================
Miscellaneous                                                                                 1,422
-----------------------------------------------------------------------------------------------------
Total expenses                                                                               95,865
Expenses reimbursed by administrator (Note B)                                               (80,604)
Investment management fee waived (Note A)                                                       (53)
Expenses reduced by custodian fee expense offset and commission recapture arrangements          (76)
  (Note B)
-----------------------------------------------------------------------------------------------------
Total net expenses                                                                           15,132
-----------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                 (1,395)
-----------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                                    17,051
   ==================================================================================================
   Sales of investment securities of affiliated issuers                                       6,948
   --------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                        41,950
   --------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                               65,949
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                           $  64,554
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements      8

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Changes in Net Assets
----------------------------------


                                                                                Focus Portfolio

Neuberger Berman Advisers Management Trust                                 Year Ended December 31,
                                                                              2004              2003
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)                                            $   (1,395)       $   (3,575)
======================================================================================================
Net realized gain (loss) on investments                                     23,999           123,733
------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments         41,950           303,355
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             64,554           423,513
------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
Net realized gain on investments                                          (120,549)           (7,067)
------------------------------------------------------------------------------------------------------
From Fund Share Transactions (Note D):
Proceeds from shares sold                                                  112,127           745,221
======================================================================================================
Proceeds from reinvestment of dividends and distributions                  120,549             7,067
------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                              (174,997)         (213,704)
------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                        57,679           538,584
------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                        1,684           955,030
Net Assets:
Beginning of year                                                        1,184,057           229,027
------------------------------------------------------------------------------------------------------
End of year                                                             $1,185,741        $1,184,057
------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year                      (--)              (--)
------------------------------------------------------------------------------------------------------

See Notes to Financial Statements      9

Notes to Financial Statements Focus Portfolio
---------------------------------------------

          Note A--Summary of Significant Accounting Policies:

     1 General: Focus Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which (except the Fund) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

     5 Income tax information: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for net operating losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

Distributions Paid From:

               Ordinary Income           Long Term Capital Gain                Total
              2004        2003             2004         2003               2004        2003
          $113,929      $7,067           $6,620          $ -           $120,549      $7,067

          As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                                                 Loss
  Undistributed     Undistributed         Unrealized    Carryforwards
       Ordinary         Long-Term       Appreciation              and
         Income              Gain     (Depreciation)        Deferrals         Total
            $ -           $19,811           $351,021              $ -      $370,832

          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

          To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

     6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust, are allocated among the Fund and the other investment companies in the complex or series thereof, on the

Notes to Financial Statements Focus Portfolio cont'd
----------------------------------------------------

          basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     9 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Quality Fund"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guaranteed a certain amount of revenue to the Fund under the Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee.

          The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2004, Neuberger did not receive any revenue under the Agreement. Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-affiliated issuer.

          In February of 2005, it is likely that the Fund will change the collateral investment vehicle from the Quality Fund, managed by State Street, to a fund managed by Lincoln Capital, an affiliate, as approved by the Board.

     10   Transactions with other funds managed by Neuberger Berman Management
          Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund") and the Neuberger Berman Prime Money Fund ("Prime Money"), affiliated funds, which are managed by Management and have the same Board members as the Fund. The Cash Fund and Prime Money each seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund or Prime Money on those assets. For the year ended December 31, 2004, such waived fees amounted to $53 and $0 for the Cash Fund and Prime Money, respectively. For the year ended December 31, 2004, income earned on the investments of the Cash Fund and Prime Money amounted to $524 and $3, respectively, and is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

     11 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

          of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

          Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

          Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

          The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

          Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

          Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.25% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2004, such excess expenses amounted to $80,604. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed

Notes to Financial Statements Focus Portfolio cont'd
----------------------------------------------------

          by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2004, there was no reimbursement to Management under this agreement. At December 31, 2004, contingent liabilities to Management under this agreement were as follows:

                      Expiring in
                             2005        2006        2007       Total
                          $37,435     $77,957     $80,604    $195,996

          On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

          On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $75.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $1.

          Note C--Securities Transactions:

          During the year ended December 31, 2004, there were purchase and sale transactions (excluding short-term securities) of $426,810 and $376,587, respectively.

          During the year ended December 31, 2004, brokerage commissions on securities transactions amounted to $1,520, of which Neuberger received $109, Lehman received $184, and other brokers received $1,227.

          Note D--Fund Share Transactions:

          Share activity for the years ended December 31, 2004 and December 31, 2003 was as follows:

                                                                     For the Year Ended
                                                                         December 31,
                                                                      2004           2003
Shares Sold                                                          5,164         49,999
Shares Issued on Reinvestment of Dividends and Distributions         7,275            345
Shares Redeemed                                                     (8,787)       (14,274)
                                                                    ------        -------
Total                                                                3,652         36,070
                                                                    ------        -------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

          Note E--Line of Credit:

          At December 31, 2004, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to all or any part of the $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2004, nor had the Fund utilized this line of credit at any time prior to that date.

          Note F--Investments in Affiliates*:

                                                                                                                  Income
                                                                                                                    from
                                                                                                             Investments
                               Balance of                                    Balance of                     in Afiliated
                                   Shares         Gross          Gross           Shares                          Issuers
                                     Held     Purchases          Sales             Held            Value     Included in
                             December 31,           and            and     December 31,     December 31,           Total
Name of Issuer                       2003     Additions     Reductions             2004             2004          Income
Lehman Brothers
Holdings Inc.                         390             -            390                -               $-            $ 62
Neuberger Berman
Institutional Cash Fund
Trust Class**                      20,486       615,022        635,508                -                -             524
Neuberger Berman Prime
Money Fund Trust Class**                -        12,303          2,630            9,673            9,673               3
                                                                                                   -----             ---
Total                                                                                             $9,673            $589
                                                                                                  ======            ====

* Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

** Neuberger Berman Institutional Cash Fund ("Cash Fund") and Neuberger Berman Prime Money Fund ("Prime Money") are also managed by Neuberger Berman Management Inc. and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Cash Fund or Prime Money, respectively.

Financial Highlights Focus Portfolio
------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++

                                                                                             Period from
                                                                                          August 8, 2002^
                                                                Year Ended December 31,   to December 31,
                                                             --------------------------   ---------------
                                                                      2004        2003              2002
Net Asset Value, Beginning of Period                               $ 20.81     $ 11.00            $ 10.00
                                                                   -------     -------            -------
Income From Investment Operations:
Net Investment Income (Loss)                                          (.02)       (.09)              (.03)
Net Gains or Losses on Securities (both realized and unrealized)      0.93       10.03               1.03
                                                                   -------     -------            -------
Total From Investment Operations                                      0.91        9.94               1.00
                                                                   -------     -------            -------
Less Distributions From:
Net Capital Gains                                                    (2.14)       (.13)              --
                                                                   -------     -------            -------
Net Asset Value, End of Period                                     $ 19.58     $ 20.81            $ 11.00
                                                                   -------     -------            -------
Total Return++                                                      +6.21%     +90.42%            +10.00%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                            $   1.2     $   1.2            $   0.2
Ratio of Gross Expenses to Average Net Assets#                        1.30%       1.32%              1.25%*
Ratio of Net Expenses to Average Net Assets[sec]                      1.29%       1.29%              1.25%*
Ratio of Net Investment Income (Loss) to Average Net Assets           (.12)%      (.51)%             (.69)%*
Portfolio Turnover Rate                                                 33%        101%                63%


See Notes to Financial Highlights      16

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Notes to Financial Highlights Focus Portfolio
---------------------------------------------

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.


[sec] After reimbursement of expenses by the administrator. Had the administrator not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

                                                                   Period from
                                                                August 8, 2002
                                                               to December 31,
                                                                          2002
                                                                        63.28%

      After reimbursement of expenses by the administrator, and waiver of a portion of the investment management fee. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                       Year Ended December 31,
                                                          2004          2003
                                                          8.20%        12.48%

^     The date investment operations commenced.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*     Annualized.

**    Not annualized.

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Focus Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focus Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focus Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the period then ended and its financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

                                          Ernst & Young LLP


Boston, Massachusetts
February 4, 2005

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Trustees and Officers (Unaudited)
---------------------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Number of
                                                                             Portfolios in
                             Position and                                    Fund Complex
  Independent Trustees      Length of Time                                    Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)      Trustee              Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
John Cannon (74)           Trustee since    Consultant. Formerly,                  41       Independent Trustee or Director of
                           2000             Chairman, CDC Investment                        three series of Oppenheimer Funds:
                                            Advisers (registered investment                 Limited Term New York Municipal
                                            adviser) 1993 to January 1999;                  Fund, Rochester Fund Municipals,
                                            formerly, President and Chief                   and Oppenheimer Convertible
                                            Executive Officer, AMA                          Securities Fund, since 1992.
                                            Investment Advisors, an affiliate
                                            of the American Medical
                                            Association.
-----------------------------------------------------------------------------------------------------------------------------------
Faith Colish (69)          Trustee since    Counsel, Carter Ledyard &              41       Director, American Bar Retirement
                           1984             Millburn LLP (law firm) since                   Association (ABRA) since 1997
                                            October 2002; formerly,                         (not-for-profit membership
                                            Attorney-at-Law and President,                  association).
                                            Faith Colish, A Professional
                                            Corporation, 1980 to 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers(4) (71)   Trustee since    Consultant; Retired President          41       None.
                           1989             and Trustee, Teachers Insurance
                                            & Annuity (TIAA) and College
                                            Retirement Equities Fund
                                            (CREF).
-----------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (67)        Trustee since    Consultant, C. A. Harvey               41       President, Board of Associates to
                           1998             Associates, since June 2001;                    The National Rehabilitation
                                            formerly, Director, AARP, 1978                  Hospital's Board of Directors since
                                            to December 2001.                               2002; formerly, Member, Individual
                                                                                            Investors Advisory Committee to the
                                                                                            New York Stock Exchange Board
                                                                                            of Directors, 1998 to June 2002;
                                                                                            formerly, Member, American
                                                                                            Savings Education Council's Policy
                                                                                            Board (ASEC), 1998 to 2000;
                                                                                            formerly, Member, Executive
                                                                                            Committee, Crime Prevention
                                                                                            Coalition of America, 1997 to 2000.
-----------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Number of
                                                                             Portfolios in
                             Position and                                    Fund Complex
  Independent Trustees      Length of Time                                    Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)      Trustee              Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (71)         Trustee since    Attorney-at-Law. Formerly,              41       None.
                          2000             Senior Counsel, Loews
                                           Corporation (diversified
                                           financial corporation) May 2002
                                           until April 2003; formerly,
                                           Senior Vice President, Secretary
                                           and General Counsel,
                                           Loews Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (77)     Trustee since    Marcus Nadler Professor                 41       Director, DEL Laboratories, Inc.
                          2000             Emeritus of Finance and                          (cosmetics and pharmaceuticals)
                                           Economics, New York                              since 1978; Director, The Caring
                                           University Stern School                          Community (not-for-profit).
                                           of Business.
-----------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (67)     Trustee since    Retired. Formerly, Vice                 41       Director, WHX Corporation
                          1999             President and Special Counsel,                   (holding company) since August
                                           WHX Corporation (holding                         2002; Director, Webfinancial
                                           company) 1993 to 2001.                           Corporation (holding company)
                                                                                            since December 2002; Director, State
                                                                                            Theatre of New Jersey (not-for-
                                                                                            profit theater) since 2000; formerly,
                                                                                            Director, Kevlin Corporation
                                                                                            (manufacturer of microwave and
                                                                                            other products).
-----------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (72)     Trustee since    Retired. Formerly, Senior Vice          41       Director, Pro-Kids Golf and
                          2000             President, Foodmaker, Inc.                       Learning Academy (teach golf and
                                           (operator and franchiser of                      computer usage to "at risk" children)
                                           restaurants) until January 1997.                 since 1998; formerly, Director,
                                                                                            Prandium, Inc. (restaurants) from
                                                                                            March 2001 until July 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (73)    Trustee since    Founding General Partner,               41       Director, Capital Cash Management
                          2000             Oxford Partners and Oxford                       Trust (money market fund),
                                           Bioscience Partners (venture                     Naragansett Insured Tax-Free
                                           capital partnerships) and                        Income Fund, Rocky Mountain
                                           President, Oxford Venture                        Equity Fund, Prime Cash Fund,
                                           Corporation.                                     several private companies and
                                                                                            QuadraMed Corporation
-----------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Number of
                                                                             Portfolios in
                             Position and                                    Fund Complex
  Independent Trustees      Length of Time                                    Overseen by   Other Directorships Held Outside Fund
Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)      Trustee              Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (54)           Trustee since    General Partner, Seip                  41       Director, H&R Block, Inc. (financial
                           2000             Investments LP (a private                       services company) since May 2001;
                                            investment partnership);                        Director, Forward Management, Inc.
                                            formerly, President and CEO,                    (asset management) since 2001;
                                            Westaff, Inc. (temporary                        formerly, Director, General Magic
                                            staffing), May 2001 to January                  (voice recognition software) 2001
                                            2002; Senior Executive at the                   until 2002; formerly, Director,
                                            Charles Schwab Corporation                      E-Finance Corporation (credit
                                            from 1983 to 1999, including                    decisioning services) 1999 to 2003;
                                            Chief Executive Officer,                        formerly, Director, Save-Daily.com
                                            Charles Schwab Investment                       (micro investing services) 1999 to
                                            Management, Inc. and Trustee,                   2003; Director, Offroad Capital Inc.
                                            Schwab Family of Funds and                      (pre-public internet commerce
                                            Schwab Investments from                         company).
                                            1997 to 1998 and Executive
                                            Vice President-Retail
                                            Brokerage, Charles Schwab
                                            Investment Management from
                                            1994 to 1997.
-----------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (57)   Trustee since    Private investor and consultant        41       Director, The Proformance Insurance
                           1999             specializing in the insurance                   Company (personal lines property
                                            industry; formerly, Advisory                    and casualty insurance company)
                                            Director, Securitas Capital                     since March 2004; Director,
                                            LLC (a global private equity                    Providence Washington (property
                                            investment firm dedicated to                    and casualty insurance company)
                                            making investments in the                       since December 1998; Director,
                                            insurance sector) 1998 to                       Summit Global Partners (insurance
                                            December 2002.                                  brokerage firm) since October 2000.
-----------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (60)        Trustee since    Regional Manager for Atlanta           41       None.
                           1984             Region, Ford Motor Credit
                                            Company since August 1997;
                                            formerly, President, Ford Life
                                            Insurance Company, April 1995
                                            to August 1997.
-----------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                              Portfolios in
      Trustees who are        Position and                                    Fund Complex
    "Interested Persons"     Length of Time                                    Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)      Trustee              Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (76)     Trustee since    Formerly, Member, Investment          41       Director, Legg Mason, Inc. (financial
                            2000             Policy Committee, Edward                       services holding company) since
                                             Jones 1993 to 2001; President,                 1993; formerly, Director, Boston
                                             Securities Industry Association                Financial Group (real estate and tax
                                             ("SIA") (securities industry's                 shelters) 1993 to 1999.
                                             representative in government
                                             relations and regulatory
                                             matters at the federal and state
                                             levels) 1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.
-----------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (64)        President and    Executive Vice President and          41       Director, Dale Carnegie and
                            Trustee since    Chief Investment Officer,                      Associates, Inc. (private company)
                            December         Neuberger Berman Inc.                          since 1998; Director, Emagin Corp.
                            2002             (holding company) since 2002                   (public company) since 1997;
                                             and 2003, respectively;                        Director, Solbright, Inc. (private
                                             Executive Vice President and                   company) since 1998; Director,
                                             Chief Investment Officer,                      Infogate, Inc. (private company)
                                             Neuberger Berman since                         since 1997; Director, Broadway
                                             December 2002 and 2003,                        Television Network (private
                                             respectively; Director and                     company) since 2000.
                                             Chairman, NB Management
                                             since December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments, Inc.
                                             from September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc. from September
                                             1995 to February 2002.
-----------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Number of
                                                                              Portfolios in
      Trustees who are        Position and                                    Fund Complex
    "Interested Persons"     Length of Time                                    Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)      Trustee              Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (45)      Chairman of      Executive Vice President,             41       Director and Vice President,
                            the Board,       Neuberger Berman Inc.                          Neuberger & Berman Agency, Inc.
                            Chief            (holding company) since 1999;                  since 2000; formerly, Director,
                            Executive        Head of Neuberger Berman                       Neuberger Berman Inc. (holding
                            Officer and      Inc.'s Mutual Funds and                        company) from October 1999
                            Trustee          Institutional Business since                   through March 2003; Trustee,
                            since 2000       1999; President and Director,                  Frost Valley YMCA.
                            President        NB Management since 1999;
                            and Chief        Executive Vice President,
                            Executive        Neuberger Berman since 1999;
                            Officer from     formerly, Principal, Neuberger
                            1999 to 2000     Berman from 1997 until 1999;
                                             formerly, Senior Vice President,
                                             NB Management from 1996
                                             until 1999.
-----------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)   Retired (effective the close of business December 31, 2004).

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustees and Officers (Unaudited) cont'd
----------------------------------------

Information about the Officers of the Trust

                                      Position and
 Name, Age, and Address(1)      Length of Time Served(2)                      Principal Occupation(s)(3)
--------------------------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (48)    Secretary since 1985             Vice President-Mutual Fund Board Relations,
                                                             NB Management since 2000; Vice President, Neuberger
                                                             Berman since 2002 and employee since 1999; formerly,
                                                             Vice President, NB Management from 1986 to 1999;
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (four since 2002, three since 2003, and four since 2004).

 Philip R. Carroll (70)     Chief Compliance Officer         Vice President, Neuberger Berman since 2002; Associate
                            since 2004                       General Counsel, Neuberger Berman since 2001; Director-
                                                             Mutual Fund Compliance, NB Management since 1995;
                                                             Chief Legal Officer, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (ten since 2003 and four since
                                                             2004); Chief Compliance Officer, fourteen registered
                                                             investment companies for which NB Management acts
                                                             as investment manager and administrator (fourteen since
                                                             2004) and Lehman Brothers/First Trust Income
                                                             Opportunity Fund.

 Robert Conti (48)          Vice President since 2000        Senior Vice President, Neuberger Berman since 2003,
                                                             formerly, Vice President, Neuberger Berman from 1999
                                                             until 2003; Senior Vice President, NB Management since
                                                             2000; formerly, Controller, NB Management until 1996;
                                                             formerly, Treasurer, NB Management from 1996 until
                                                             1999; Vice President, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

 Brian J. Gaffney (51)      Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                             Senior Vice President, NB Management since 2000;
                                                             formerly, Vice President, NB Management from 1997
                                                             until 1999; Vice President, fourteen registered investment companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

 Sheila R. James (39)       Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; formerly,
                                                             Employee, NB Management from 1991 to 1999; Assistant
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (seven since 2002, three since 2003, and four since 2004).

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

                                        Position and
 Name, Age, and Address(1)        Length of Time Served(2)                         Principal Occupation(s)(3)
--------------------------------------------------------------------------------------------------------------------------------
 Kevin Lyons (49)           Assistant Secretary since 2003       Employee, Neuberger Berman since 1999; formerly,
                                                                 Employee, NB Management from 1993 to 1999; Assistant
                                                                 Secretary, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (ten since 2003 and four since 2004).

 John M. McGovern (34)      Assistant Treasurer since 2002       Vice President, Neuberger Berman since January 2004;
                                                                 Employee, NB Management since 1993; Assistant
                                                                 Treasurer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004).

 Barbara Muinos (46)        Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; formerly,
                            and Accounting Officer since 2002;   Assistant Vice President, NB Management from 1993 to
                            prior thereto, Assistant Treasurer   1999; Treasurer and Principal Financial and Accounting
                            since 1996                           Officer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004); formerly, Assistant Treasurer, three registered investment companies for which NB Management acts
                                                                 as investment manager and administrator from 1996
                                                                 until 2002.

 Frederic B. Soule (58)     Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                 formerly, Vice President, Neuberger Berman from 1999
                                                                 until 2003; formerly, Vice President, NB Management
                                                                 from 1995 until 1999; Vice President, fourteen registered
                                                                 investment companies for which NB Management acts as
                                                                 investment manager and administrator (three since 2000,
                                                                 four since 2002, three since 2003, and four since 2004).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures
------------------------------------

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.

Quarterly Portfolio Schedule
----------------------------

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Annual Report
December 31, 2004
                                                    [LOGO]
                                                    NEUBURGER BERMAN
                                                    A Lehman Brothers Company


                                              Neuberger Berman
                                              Advisers
                                              Management
                                              Trust
--------------------------------------------------------------------------------

                                              Growth
                                              Portfolio[RegTM]

B1015 02/05

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Growth Portfolio Managers' Commentary
-------------------------------------

The Neuberger Berman AMT Growth Portfolio posted positive returns for calendar year 2004, outperforming its benchmark, the Russell Midcap Growth Index.(2)

Our security selection within the Information Technology (IT), Consumer Discretionary and Industrial sectors provided the largest contributions to total returns for the year. Within IT, names that did well included Alliance Data Systems (ADS) and Apple Computer Inc (AAPL). In Consumer Discretionary, our emphasis on casinos and gaming was particularly additive to performance. Industrial stocks that outperformed included JB Hunt Transport Services (JBHT) and Corporate Executive Board (EXBD). Our emphasis on the services area of Financials helped results, with strong performers including First Marblehead
(FMD) and Capitalsource Inc (CSE). Energy was again additive, as companies like XTO Energy (XTO), with the ability to increase reserves or production of oil and gas, generated strong returns. Although, in aggregate, our sector allocation detracted from the year's results, our overweight in Telecom, one of the strongest performing sectors, was additive.

On the downside, our stock selection within Health Care had the most negative impact on relative portfolio performance. The environment for generic pharmaceuticals was particularly weak given the lack of pricing power in the industry. Our stock selection in Materials, representing 2-3% of the benchmark, also hurt returns.

Looking ahead to 2005, we believe that economic headwinds should act to slow economic growth from the 4% pace achieved in 2004. Tighter fiscal and monetary policies, slowing Asian economies, the need for U.S. consumers to increase savings, higher energy costs and a normal mid-cycle deceleration all may come into play. This is not to say that we believe the economy is in much danger of decline. "Real" (after inflation) interest rates remain historically low, while the Fed remains on a "measured pace" to raise rates. In addition, corporate spreads and the yield curve indicate continued economic expansion, and corporate hiring and investment plans appear intact.

As a result, we believe that 2005 should prove favorable for equity investors. Although, in our opinion, keeping inflation in check is a key to further equity market advancement, the equity market's technicals appear healthy in the near term. After the strong late-year market gains, sparked by the Presidential election results and drop in crude oil prices, we expect stocks to pull back in the weeks ahead, before moving higher again. Because we believe that the market remains in a rally phase, we want to be positioned more aggressively than the indices and our competition, in stocks we believe have more potential upside in a rising market.

If the market advances in the first part of 2005, however, we currently anticipate making rotational changes in the portfolio into more defensive areas, such as Consumer Staples and Health Care. Currently, we are neutrally weighted in Materials and Industrials, and underweight in Consumer Staples and Utilities. Although the Information Technology and Energy sectors are both neutrally weighted in the portfolio, we expect to be sellers of technology and buyers of energy over the longer term.

Sincerely,


        /s/ Jon D. Brorson

          JON D. BRORSON
       PORTFOLIO MANAGER AND
  GROWTH EQUITY GROUP TEAM LEADER

       /s/ Kenneth J. Turek

         KENNETH J. TUREK
         PORTFOLIO MANAGER

Growth Portfolio Managers' Commentary cont'd
--------------------------------------------


Average Annual Total Return(1)
---------------------------------------------------------------------------
                     Growth           Russell Midcap(R)
                    Portfolio             Growth(2)            S&P 500(2)
---------------------------------------------------------------------------
1 Year                16.60%                15.48%             10.87%
---------------------------------------------------------------------------
5 Year                (8.29%)               (3.36%)            (2.30%)
---------------------------------------------------------------------------
10 Year                7.66%                11.23%             12.07%
---------------------------------------------------------------------------
Life of Fund           9.58%                   N/A             13.17%
---------------------------------------------------------------------------
Inception Date    09/10/1984
---------------------------------------------------------------------------

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

Comparison of a $10,000 Investment

                     Growth          Russell Midcap(R)
                    Portfolio           Growth           S&P 500
-------------------------------------------------------------------
 12/31/1994           $10,000           $10,000         $10,000
-------------------------------------------------------------------
 12/31/1995           $13,173           $13,398         $13,753
-------------------------------------------------------------------
 12/31/1996           $14,377           $15,739         $16,909
-------------------------------------------------------------------
 12/31/1997           $18,547           $19,287         $22,548
-------------------------------------------------------------------
 12/31/1998           $21,427           $22,733         $28,992
-------------------------------------------------------------------
 12/31/1999           $32,225           $34,393         $35,091
-------------------------------------------------------------------
 12/31/2000           $28,468           $30,352         $31,897
-------------------------------------------------------------------
 12/31/2001           $19,826           $24,236         $28,109
-------------------------------------------------------------------
 12/31/2002           $13,647           $17,594         $21,899
-------------------------------------------------------------------
 12/31/2003           $17,933           $25,109         $28,177
-------------------------------------------------------------------
 12/31/2004           $20,910           $28,995         $31,241
-------------------------------------------------------------------

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated or 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

Industry Diversification
(% of Industry Holdings)

Aerospace .............................     0.6%
Basic Materials .......................     0.5
Biotechnology .........................     5.1
Business Services .....................     9.0
Capital Equipment .....................     0.8
Communications Equipment ..............     2.0
Computer Related ......................     1.2
Defense ...............................     0.5
Diagnostic Equipment ..................     1.1
Electrical & Electronics ..............     0.5
Energy ................................     4.6
Entertainment .........................     1.7
Finance ...............................     3.5
Financial Services ....................     6.1
Food & Beverage .......................     1.1
Food Products .........................     0.6
Health Care ...........................     7.1
Industrial ............................     7.5
Industrial Gases ......................     0.5
Instruments ...........................     1.1
Internet ..............................     0.7
Leisure ...............................     3.9
Media .................................     0.5
Medical Equipment .....................     3.6
Oil & Gas .............................     0.4
Packing & Containers ..................     1.2
Retail ................................    11.4
Semiconductors ........................     3.1
Software ..............................     4.6
Technology ............................     8.6
Telecommunications ....................     5.2
Transportation ........................     2.7
Short-Term Investments ................    18.9
Liabilities, less cash, receivables and
    other assets ......................   (19.9)

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Endnotes
--------

     1. 16.60%, (8.29%) and 7.66% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2004. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

     2. The Russell Midcap[RegTM] Growth Index measures the performance of those Russell Midcap[RegTM] Index companies with higher pric%e-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000[RegTM] Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

Information About Your Fund's Expenses
--------------------------------------

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                 Actual Expenses:   The first section
                                                    of the table provides
                                                    information about actual
                                                    account values and actual
                                                    expenses in dollars. You may
                                                    use the information in this
                                                    line, together with the
                                                    amount you invested, to
                                                    estimate the expenses you
                                                    paid over the period.

    Hypothetical Example for Comparison Purposes:   The second section of the
                                                    table provides information
                                                    about hypothetical account
                                                    values and hypothetical
                                                    expenses based on the Fund's
                                                    actual expense ratio and an
                                                    assumed rate of return at 5%
                                                    per year before expenses.
                                                    This return is not the
                                                    Fund's actual return. The
                                                    hypothetical account values
                                                    and expenses may not be used
                                                    to estimate the actual
                                                    ending account balance or
                                                    expenses you paid for the
                                                    period. You may use this
                                                    information to compare the
                                                    ongoing costs of investing
                                                    in this Fund versus other
                                                    funds. To do so, compare
                                                    this 5% hypothetical example
                                                    with the 5% hypothetical
                                                    examples that appear in the
                                                    shareholder reports of other
                                                    funds.

Expense Information As of 12/31/04 (Unaudited)
----------------------------------------------

Neuberger Berman Advisers Management Trust Growth Portfolio
-----------------------------------------------------------

                        Beginning         Ending       Expenses Paid
    Actual             Account Value   Account Value  During the Period*
    Class I              $1,000          $ 1,084.80      $ 4.98

    Hypothetical (5% annual return before expenses)**
    Class I              $1,000          $ 1,020.36      $ 4.82

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Schedule of Investments Growth Portfolio
----------------------------------------

Number of Shares                          Market Value+
Common Stocks (101.0%)

Aerospace (0.6%)
      33,000   Rockwell Collins            $1,301,520

Basic Materials (0.5%)
      20,000   Nucor Corp.                  1,046,800

Biotechnology (5.1%)
      75,500   Celgene Corp.                2,003,015*
      37,000   Genzyme Corp.                2,148,590*
      86,000   Gilead Sciences              3,009,140*
      30,000   Martek Biosciences           1,536,000*
      93,000   Protein Design Labs          1,921,380*\P
                                          -----------
                                           10,618,125
Business Services (9.0%)
     113,500   Alliance Data Systems        5,388,980*
      62,000   Corporate Executive Board    4,150,280
      40,000   Getty Images                 2,754,000*
      55,000   Hewitt Associates            1,760,550*\P
      22,500   NAVTEQ                       1,043,100*
      35,000   Robert Half International    1,030,050
      56,500   Stericycle, Inc.             2,596,175*
                                          -----------
                                           18,723,135
Capital Equipment (0.8%)
      33,300   Terex Corp.                  1,586,745*

Communications Equipment (2.0%)
      39,000   F5 Networks                  1,900,080*
      83,000   Juniper Networks             2,256,770*
                                          -----------
                                            4,156,850
Computer Related (1.2%)
      39,500   Apple Computer               2,543,800*

Defense (0.5%)
      16,500   CACI International           1,124,145*

Diagnostic Equipment (1.1%)
      82,500   Cytyc Corp.                  2,274,525*

Electrical & Electronics (0.5%)
      41,000   Jabil Circuit                1,048,780*

Energy (4.6%)
      37,500   Canadian Natural
               Resources                    1,603,875
      29,500   National-Oilwell             1,041,055*
      16,000   Peabody Energy               1,294,560
      39,500   Smith International          2,149,195*
      99,716   XTO Energy                   3,527,952
                                          -----------
                                            9,616,637
Entertainment (1.7%)
      63,000   Station Casinos              3,444,840

Finance (3.5%)
      95,500   CapitalSource Inc.           2,451,485*\P
       8,500   Chicago Mercantile
                 Exchange                   1,943,950\P
      51,000   First Marblehead             2,868,750*\P
                                           -----------
                                            7,264,185

Number of Shares                          Market Value+
Financial Services (6.1%)
       9,200   Advance America Cash
                 Advance Centers            $  210,680*
     117,500   Ameritrade Holding            1,670,850*
      64,500   Investors Financial
                 Services                    3,223,710
      22,500   Jackson Hewitt Tax Service      568,125
      36,750   Legg Mason                    2,692,305\P
      37,300   Moody's Corp.                 3,239,505
      64,500   Providian Financial           1,062,315*
                                          ------------
                                            12,667,490
Food & Beverage (1.1%)
      28,000   Constellation Brands          1,302,280*
      18,800   Hershey Foods                 1,044,152
                                          ------------
                                             2,346,432
Food Products (0.6%)
      55,500   Archer-Daniels-Midland        1,238,205

Health Care (7.1%)
      16,000   AMERIGROUP Corp.              1,210,560*
      55,000   C. R. Bard                    3,518,900
      20,000   Cerner Corp.                  1,063,400*
      32,000   Invitrogen Corp.              2,148,160*\P
      20,500   PacifiCare Health Systems     1,158,660*
      56,500   Varian Medical Systems        2,443,060*
      68,000   VCA Antech                    1,332,800*
      24,300   Zimmer Holdings               1,946,916*
                                          ------------
                                            14,822,456
Industrial (7.5%)
      63,000   Danaher Corp.                 3,616,830\P
      65,800   Donaldson Co.                 2,143,764
      29,500   Eaton Corp.                   2,134,620
      54,500   Fastenal Co.                  3,355,020\P
      20,500   Harman International
                 Industries                  2,603,500\P
      26,500   W.W. Grainger                 1,765,430
                                          ------------
                                            15,619,164
Industrial Gases (0.5%)
      17,500   Air Products & Chemicals      1,014,475

Instruments (1.1%)
      79,000   Thermo Electron               2,385,010*

Leisure (3.9%)
      39,500   Marriott International        2,487,710\P
      28,000   MGM Mirage                    2,036,720*
      67,500   Royal Caribbean Cruises       3,674,700\P
                                          ------------
                                             8,199,130
Media (0.5%)
      34,400   Univision Communications      1,006,888*

Medical Equipment (3.6%)
      51,500   Kinetic Concepts              3,929,450*\P
      59,500   Kyphon Inc.                   1,532,720*
      38,800   ResMed Inc.                   1,982,680*\P
                                          ------------
                                             7,444,850

See Notes to Schedule of Investments   5

Schedule of Investments Growth Portfolio cont'd
-----------------------------------------------

Number of Shares                          Market Value+
Oil & Gas (0.4%)
      20,000   Quicksilver Resources        $  735,600*\P

Packing & Containers (1.2%)
     100,000   Pactiv Corp.                  2,529,000*

Retail (11.4%)
      35,500   Abercrombie & Fitch           1,666,725
      44,500   Bed Bath & Beyond             1,772,435*
      75,500   Coach, Inc.                   4,258,200*
      15,500   Dick's Sporting Goods           544,825*
      17,500   Fortune Brands                1,350,650
      22,500   Nordstrom, Inc.               1,051,425
     105,000   PETsMART, Inc.                3,730,650
      67,000   Staples, Inc.                 2,258,570
      37,000   Starbucks Corp.               2,307,320*
      28,000   Whole Foods Market            2,669,800
      62,000   Williams-Sonoma               2,172,480*
                                          ------------
                                            23,783,080
Semiconductors (3.1%)
      45,900   Altera Corp.                    950,130*
      44,500   Marvell Technology Group      1,578,415*
      71,500   Microchip Technology          1,906,190
     120,100   Microsemi Corp.               2,084,936*
                                          ------------
                                             6,519,671
Software (5.3%)
      30,500   Adobe Systems                 1,913,570
      35,000   Cognos, Inc.                  1,542,100*
      48,000   McAfee Inc.                   1,388,640*
      73,500   Mercury Interactive           3,347,925*\P
     207,000   TIBCO Software                2,761,380*
                                          ------------
                                            10,953,615
Technology (8.6%)
      55,500   ATI Technologies              1,076,145*
      39,000   Autodesk, Inc.                1,480,050
      72,500   Check Point Software
                 Technologies                1,785,675*
      91,500   Cognizant Technology
                 Solutions                   3,873,195*
      36,000   Macromedia, Inc.              1,120,320*
      18,500   NCR Corp.                     1,280,755*
      16,000   VeriSign, Inc.                  536,320*
     118,000   Zebra Technologies            6,641,040*
                                          ------------
                                            17,793,500

Number of Shares                          Market Value+
Telecommunications (5.2%)
      70,000   American Tower              $ 1,288,000*
      76,500   Avaya Inc.                    1,315,800*
     223,000   Nextel Partners               4,357,420*\P
      79,500   Western Wireless              2,329,350*\P
      40,000   XM Satellite Radio
                 Holdings                    1,504,800*\P
                                          ------------
                                            10,795,370
Transportation (2.7%)
      36,500   C.H. Robinson Worldwide       2,026,480
      78,400   J.B. Hunt Transport
                 Services                    3,516,240
                                          ------------
                                             5,542,720
Total Common Stocks
(Cost $148,275,991)
                                           210,146,743
                                          ------------

Principal Amount
Short-Term Investments (18.9%)
$39,393,450 N&B Securities Lending
              Quality Fund, LLC             39,393,450++
          1 Neuberger Berman Prime
              Money Fund Trust Class                 1@
                                            ------------
Total Short-Term Investments
(Cost $39,393,451)                          39,393,451#
                                           ------------
Total Investments (119.9%)
(Cost $187,669,442)                        249,540,194##
Liabilities, less cash, receivables and
other assets [(19.9%)]                     (41,401,649)
                                          --------------
Total Net Assets (100.0%)                 $208,138,545
                                          ---------------

See Notes to Schedule of Investments   6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Notes to Schedule of Investments Growth Portfolio
-------------------------------------------------

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2004, the cost of investments for U.S. Federal income tax purposes was $187,982,254. Gross unrealized appreciation of investments was $62,506,346 and gross unrealized depreciation of investments was $948,406, resulting in net unrealized appreciation of $61,557,940, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

\P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

++ The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).


See Notes to Financial Statements      7

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Assets and Liabilities
-----------------------------------

                                                                            ------------
                                                                                  Growth
Neuberger Berman Advisers Management Trust                                     Portfolio

Assets
  Investments in securities, at market value*+ (Notes A & F)-see Schedule of Investments:
----------------------------------------------------------------------------------------
  Unaffiliated issuers                                                    $  210,146,743
----------------------------------------------------------------------------------------
  Affiliated issuers                                                          39,393,451
----------------------------------------------------------------------------------------
                                                                             249,540,194
----------------------------------------------------------------------------------------
  Dividends and interest receivable                                               41,181
----------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                    190
----------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                               11,471
----------------------------------------------------------------------------------------
Total Assets                                                                 249,593,036
----------------------------------------------------------------------------------------
Liabilities
  Due to custodian                                                             1,806,072
----------------------------------------------------------------------------------------
  Payable for collateral on securities loaned (Note A)                        39,393,450
----------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                51,729
----------------------------------------------------------------------------------------
  Payable to investment manager-net (Notes A & B)                                 93,341
----------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                               50,924
----------------------------------------------------------------------------------------
  Accrued expenses and other payables                                             58,975
----------------------------------------------------------------------------------------
Total Liabilities                                                             41,454,491
----------------------------------------------------------------------------------------
Net Assets at value                                                       $  208,138,545
----------------------------------------------------------------------------------------
Net Assets consist of:
  Paid-in capital                                                         $  430,606,759
----------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                    (284,339,010)
----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments          61,870,796
----------------------------------------------------------------------------------------
Net Assets at value                                                       $  208,138,545
----------------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)             17,128,926
----------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                  $        12.15
----------------------------------------------------------------------------------------
+Securities on loan, at market value:
  Unaffiliated issuers                                                    $   38,180,289
----------------------------------------------------------------------------------------
*Cost of Investments:
  Unaffiliated issuers                                                    $  148,275,991
----------------------------------------------------------------------------------------
  Affiliated issuers                                                          39,393,451
----------------------------------------------------------------------------------------
Total cost of investments                                                 $  187,669,442
----------------------------------------------------------------------------------------


See Notes to Financial Statements      8

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2004

Statement of Operations
-----------------------

                                                                                            ------------
                                                                                                  Growth
Neuberger Berman Advisers Management Trust                                                     Portfolio
Investment Income
Income (Note A):
Dividend income-unaffiliated issuers                                                        $    739,757
--------------------------------------------------------------------------------------------------------
Income from securities loaned-affiliated issuer (Note F)                                         138,014
--------------------------------------------------------------------------------------------------------
Interest income                                                                                      740
--------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                                             6,436
--------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                            (4,437)
--------------------------------------------------------------------------------------------------------
Total income                                                                                     880,510
--------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Notes A & B)                                                        1,119,345
--------------------------------------------------------------------------------------------------------
Administration fee (Note B)                                                                      610,552
--------------------------------------------------------------------------------------------------------
Audit fees                                                                                        38,731
--------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                          114,894
--------------------------------------------------------------------------------------------------------
Insurance expense                                                                                  5,623
--------------------------------------------------------------------------------------------------------
Legal fees                                                                                        37,346
--------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                  840
--------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                       25,266
--------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                      4,377
--------------------------------------------------------------------------------------------------------
Total expenses                                                                                 1,956,974
Investment management fee waived (Note A)                                                           (622)
Expenses reduced by custodian fee expense offset and commission recapture arrangements           (34,097)
--------------------------------------------------------------------------------------------------------
  (Note B)
--------------------------------------------------------------------------------------------------------
Total net expenses                                                                             1,922,255
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  (1,041,745)
--------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                                     15,038,329
   -----------------------------------------------------------------------------------------------------
   Foreign currency                                                                                  (10)
   -----------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                         17,202,445
   -----------------------------------------------------------------------------------------------------
   Foreign currency                                                                                   44
   -----------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                32,240,808
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             $ 31,199,063
--------------------------------------------------------------------------------------------------------

See Notes to Financial Statements       9

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Changes in Net Assets
----------------------------------

                                                                                Growth Portfolio
                                                                      --------------------------------
Neuberger Berman Advisers Management Trust                                      Year Ended December 31,
                                                                                2004               2003
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)                                           $  (1,041,745)     $  (1,143,607)
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   15,038,319         19,742,814
---------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments       17,202,489         33,843,552
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           31,199,063         52,442,759
---------------------------------------------------------------------------------------------------------
From Fund Share Transactions (Note D):
Proceeds from shares sold                                                  8,526,677         54,281,902
---------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                             (46,456,630)       (77,700,782)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                     (37,929,953)       (23,418,880)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                     (6,730,890)        29,023,879

Net Assets:

Beginning of year                                                        214,869,435        185,845,556
---------------------------------------------------------------------------------------------------------
End of year                                                            $ 208,138,545      $ 214,869,435
---------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year              $           -      $           -
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements      10

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Notes to Financial Statements Growth Portfolio
----------------------------------------------

          Note A--Summary of Significant Accounting Policies:

     1 General: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2004 was $108,002.

     5 Income tax information: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated

Notes to Financial Statements Growth Portfolio cont'd
-----------------------------------------------------

          investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for net operating losses and foreign currency gains and losses, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

            Undistributed       Unrealized             Loss
                 Ordinary     Appreciation    Carryforwards
            Income (Loss)   (Depreciation)    and Deferrals           Total
                    $  -      $61,557,990   $(284,026,204)   $(222,468,214)

          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences on wash sales.

          To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2004, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                                            Expiring in:
                                                    2009           2010
                                            $213,906,407    $70,119,797

     6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust, are

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

          allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     9 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Quality Fund"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guaranteed a certain amount of revenue to the Fund under the Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2004, Neuberger did not receive any revenue under the Agreement.

          The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-affiliated issuer.

          In February of 2005, it is likely that the Fund will change the collateral investment vehicle from the Quality Fund, managed by State Street, to a fund managed by Lincoln Capital, an affiliate, as approved by the Board.

     10 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

     11   Transactions with other funds managed by Neuberger Berman Management
          Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund") and the Neuberger Berman Prime Money Fund ("Prime Money"), affiliated funds, which are managed by Management and have the same Board members as the Fund. The Cash Fund and Prime Money each seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that

Notes to Financial Statements Growth Portfolio cont'd
-----------------------------------------------------

          the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund and Prime Money on those assets. For the year ended December 31, 2004, such waived fees amounted to $619 and $3 for the Cash Fund and Prime Money, respectively. For the year ended December 31, 2004, income earned on the investments of the Cash Fund and Prime Money amounted to $6,356 and $80, respectively, and is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

     12 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

          Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

          Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

          The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

          The Board adopted a non-fee distribution plan for the Fund.

          Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2004, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2004, there was no reimbursement to Management

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

          under this agreement. At December 31, 2004, the Fund has no contingent liability to Management under this agreement.

          On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

          On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $34,020.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $77.

          Note C--Securities Transactions:

          During the year ended December 31, 2004, there were purchase and sale transactions (excluding short-term securities) of $169,583,313 and $206,145,170, respectively.

          During the year ended December 31, 2004, brokerage commissions on securities transactions amounted to $526,361, of which Neuberger received $0, Lehman received $96,582, and other brokers received $429,779.

          Note D--Fund Share Transactions:

          Share activity for the years ended December 31, 2004, and December 31, 2003 was as follows:

                                       For the Year Ended December 31,
                                       2004                     2003
Shares Sold                           794,788                5,950,038
Shares Redeemed                    (4,284,573)              (8,765,385)
                                   ------------            -------------
Total                              (3,489,785)              (2,815,347)
                                   -------------           -------------

Notes to Financial Statements Growth Portfolio cont'd
-----------------------------------------------------

          Note E--Line of Credit:

          At December 31, 2004, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to all or any part of the $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2004, nor had the Fund utilized this line of credit at any time prior to that date.

          Note F--Investments in Affiliates*:

                                                                                                           Income from
                                                                                                           Investments
                             Balance of            Gross                      Balance of                 in Affiliated
                            Shares Held        Purchases      Gross Sales    Shares Held          Value        Issuers
                           December 31,              and              and   December 31,   December 31,    Included in
Name of Issuer                     2003        Additions       Reductions           2004           2004   Total Income
N&B Securities Lending
Quality Fund, LLC **         35,030,500   10,808,815,450   10,804,452,500     39,393,450    $39,393,450       $138,014
Neuberger Berman
Institutional Cash Fund
Trust Class***                  640,497       46,996,895       47,637,392              -              -          6,356
Neuberger Berman
Prime Money Fund Trust
Class***                              -          743,836          743,835              1              1             80
                                                                                                      -       --------
Total                                                                                       $39,393,451       $144,450
                                                                                            ===========       ========

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

     ** The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     *** Neuberger Berman Institutional Cash Fund (the "Cash Fund") and Neuberger Berman Prime Money Fund ("Prime Money") are also managed by Neuberger Berman Management Inc. and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Financial Highlights Growth Portfolio+
--------------------------------------

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.++

                                                                                            Year Ended December 31,
                                                                -------------------------------------------------------------------
                                                                     2004            2003           2002        2001        2000
Net Asset Value, Beginning of Year                                $ 10.42         $  7.93         $ 11.52    $ 30.65     $ 37.27
                                                                  -------         -------         -------    -------     -------
Income From Investment Operations:
Net Investment Income (Loss)                                         (.06)           (.05)           (.06)      (.07)       (.17)
Net Gains or Losses on Securities
 (both realized and unrealized)                                      1.79            2.54           (3.53)     (7.41)      (3.16)
                                                                  -------         -------         -------    -------     -------
Total From Investment Operations                                     1.73            2.49           (3.59)     (7.48)      (3.33)
                                                                  -------         -------         -------    -------     -------
Less Distributions From:
Net Capital Gains                                                       -               -               -     (11.65)      (3.29)
                                                                  -------         -------         -------    -------     -------
Net Asset Value, End of Year                                      $ 12.15         $ 10.42         $  7.93    $ 11.52     $ 30.65
                                                                  -------         -------         -------    -------     -------
Total Return++                                                     +16.60%         +31.40%         -31.16%    -30.36%     -11.66%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                             $ 208.1         $ 214.9         $ 185.8    $ 356.2     $ 640.6
Ratio of Gross Expenses to Average Net Assets#                        .96%            .94%            .96%       .89%        .90%
Ratio of Net Expenses to Average Net Assets                           .94%[sec]       .93%[sec]       .96%       .89%        .90%
Ratio of Net Investment Income (Loss) to Average Net Assets          (.51)%          (.58)%          (.65)%     (.50)%      (.45)%
Portfolio Turnover Rate                                                83%            149%             97%        91%        125%

 See Notes to Financial Highlights      17

Notes to Financial Highlights Growth Portfolio
----------------------------------------------

     + The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Growth Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

     ++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

     # The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

    ++   The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

    [sec] After waiver of a portion of the investment management fee. Had the investment manager not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                              Year Ended December 31,
                                         2004                          2003
                                         0.94%                         0.93%

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                       /s/ Ernst & Young LLP

Boston, Massachusetts
February 4, 2005

Trustees and Officers (Unaudited)
---------------------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

----------------------------------------------------------------------------------
                               Position and
    Independent Trustees      Length of Time
  Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
----------------------------------------------------------------------------------
  John Cannon (74)           Trustee since    Consultant. Formerly,
                             2000             Chairman, CDC Investment
                                              Advisers (registered investment
                                              adviser) 1993 to January 1999;
                                              formerly, President and Chief
                                              Executive Officer, AMA
                                              Investment Advisors, an affiliate
                                              of the American Medical
                                              Association.
----------------------------------------------------------------------------------
  Faith Colish (69)          Trustee since    Counsel, Carter Ledyard &
                             1984             Millburn LLP (law firm) since
                                              October 2002; formerly,
                                              Attorney-at-Law and President,
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.
----------------------------------------------------------------------------------
  Walter G. Ehlers(4) (71)   Trustee since    Consultant; Retired President
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).
----------------------------------------------------------------------------------
  C. Anne Harvey (67)        Trustee since    Consultant, C. A. Harvey
                             1998             Associates, since June 2001;
                                              formerly, Director, AARP, 1978
                                              to December 2001.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                Number of
                              Portfolios in
                              Fund Complex
    Independent Trustees       Overseen by   Other Directorships Held Outside Fund
  Name, Age, and Address(1)      Trustee              Complex by Trustee
----------------------------------------------------------------------------------
  John Cannon (74)                 41       Independent Trustee or Director of
                                            three series of Oppenheimer Funds:
                                            Limited Term New York Municipal
                                            Fund, Rochester Fund Municipals,
                                            and Oppenheimer Convertible
                                            Securities Fund, since 1992.
----------------------------------------------------------------------------------
  Faith Colish (69)                41       Director, American Bar Retirement
                                            Association (ABRA) since 1997
                                            (not-for-profit membership
                                            association).
----------------------------------------------------------------------------------
  Walter G. Ehlers(4) (71)         41       None.
----------------------------------------------------------------------------------
  C. Anne Harvey (67)              41       President, Board of Associates to
                                            The National Rehabilitation
                                            Hospital's Board of Directors since
                                            2002; formerly, Member, Individual
                                            Investors Advisory Committee to the
                                            New York Stock Exchange Board
                                            of Directors, 1998 to June 2002;
                                            formerly, Member, American
                                            Savings Education Council's Policy
                                            Board (ASEC), 1998 to 2000;
                                            formerly, Member, Executive
                                            Committee, Crime Prevention
                                            Coalition of America, 1997 to 2000.
----------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

----------------------------------------------------------------------------------
                              Position and
    Independent Trustees     Length of Time
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
----------------------------------------------------------------------------------
  Barry Hirsch (71)         Trustee since    Attorney-at-Law. Formerly,
                            2000             Senior Counsel, Loews
                                             Corporation (diversified
                                             financial corporation) May 2002
                                             until April 2003; formerly,
                                             Senior Vice President, Secretary
                                             and General Counsel,
                                             Loews Corporation.
----------------------------------------------------------------------------------
  Robert A. Kavesh (77)     Trustee since    Marcus Nadler Professor
                            2000             Emeritus of Finance and
                                             Economics, New York
                                             University Stern School
                                             of Business.
----------------------------------------------------------------------------------
  Howard A. Mileaf (67)     Trustee since    Retired. Formerly, Vice
                            1999             President and Special Counsel,
                                             WHX Corporation (holding
                                             company) 1993 to 2001.
----------------------------------------------------------------------------------
  William E. Rulon (72)     Trustee since    Retired. Formerly, Senior Vice
                            2000             President, Foodmaker, Inc.
                                             (operator and franchiser of
                                             restaurants) until January 1997.
----------------------------------------------------------------------------------
  Cornelius T. Ryan (73)    Trustee since    Founding General Partner,
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners (venture
                                             capital partnerships) and
                                             President, Oxford Venture
                                             Corporation.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                               Number of
                             Portfolios in
                             Fund Complex
    Independent Trustees      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Trustee              Complex by Trustee
----------------------------------------------------------------------------------
  Barry Hirsch (71)               41       None.
----------------------------------------------------------------------------------

  Robert A. Kavesh (77)           41       Director, DEL Laboratories, Inc.
                                           (cosmetics and pharmaceuticals)
                                           since 1978; Director, The Caring
                                           Community (not-for-profit).
----------------------------------------------------------------------------------
  Howard A. Mileaf (67)           41       Director, WHX Corporation
                                           (holding company) since August
                                           2002; Director, Webfinancial
                                           Corporation (holding company)
                                           since December 2002; Director, State
                                           Theatre of New Jersey (not-for-
                                           profit theater) since 2000; formerly,
                                           Director, Kevlin Corporation
                                           (manufacturer of microwave and
                                           other products).
----------------------------------------------------------------------------------

  William E. Rulon (72)           41       Director, Pro-Kids Golf and
                                           Learning Academy (teach golf and
                                           computer usage to "at risk" children)
                                           since 1998; formerly, Director,
                                           Prandium, Inc. (restaurants) from
                                           March 2001 until July 2002.
----------------------------------------------------------------------------------

  Cornelius T. Ryan (73)          41       Director, Capital Cash Management
                                           Trust (money market fund),
                                           Naragansett Insured Tax-Free
                                           Income Fund, Rocky Mountain
                                           Equity Fund, Prime Cash Fund,
                                           several private companies and
                                           QuadraMed Corporation
                                           (NASDAQ).
----------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

----------------------------------------------------------------------------------
                               Position and
    Independent Trustees      Length of Time
  Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
----------------------------------------------------------------------------------
  Tom D. Seip (54)           Trustee since    General Partner, Seip
                             2000             Investments LP (a private
                                              investment partnership);
                                              formerly, President and CEO,
                                              Westaff, Inc. (temporary
                                              staffing), May 2001 to January
                                              2002; Senior Executive at the
                                              Charles Schwab Corporation
                                              from 1983 to 1999, including
                                              Chief Executive Officer,
                                              Charles Schwab Investment
                                              Management, Inc. and Trustee,
                                              Schwab Family of Funds and
                                              Schwab Investments from
                                              1997 to 1998 and Executive
                                              Vice President-Retail
                                              Brokerage, Charles Schwab
                                              Investment Management from
                                              1994 to 1997.
----------------------------------------------------------------------------------

  Candace L. Straight (57)   Trustee since    Private investor and consultant
                             1999             specializing in the insurance
                                              industry; formerly, Advisory
                                              Director, Securitas Capital
                                              LLC (a global private equity
                                              investment firm dedicated to
                                              making investments in the
                                              insurance sector) 1998 to
                                              December 2002.
----------------------------------------------------------------------------------

  Peter P. Trapp (60)        Trustee since    Regional Manager for Atlanta
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              formerly, President, Ford Life
                                              Insurance Company, April 1995
                                              to August 1997.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                Number of
                              Portfolios in
                              Fund Complex
    Independent Trustees       Overseen by   Other Directorships Held Outside Fund
  Name, Age, and Address(1)      Trustee              Complex by Trustee
----------------------------------------------------------------------------------

  Tom D. Seip (54)                 41       Director, H&R Block, Inc. (financial
                                            services company) since May 2001;
                                            Director, Forward Management, Inc.
                                            (asset management) since 2001;
                                            formerly, Director, General Magic
                                            (voice recognition software) 2001
                                            until 2002; formerly, Director,
                                            E-Finance Corporation (credit
                                            decisioning services) 1999 to 2003;
                                            formerly, Director, Save-Daily.com
                                            (micro investing services) 1999 to
                                            2003; Director, Offroad Capital Inc.
                                            (pre-public internet commerce
                                            company).
----------------------------------------------------------------------------------

  Candace L. Straight (57)         41       Director, The Proformance Insurance
                                            Company (personal lines property
                                            and casualty insurance company)
                                            since March 2004; Director,
                                            Providence Washington (property
                                            and casualty insurance company)
                                            since December 1998; Director,
                                            Summit Global Partners (insurance
                                            brokerage firm) since October 2000.
---------------------------------------------------------------------------------

  Peter P. Trapp (60)              41       None.
----------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

----------------------------------------------------------------------------------
      Trustees who are        Position and
    "Interested Persons"     Length of Time
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
----------------------------------------------------------------------------------

  Edward I. O'Brien* (76)   Trustee since    Formerly, Member, Investment
                            2000             Policy Committee, Edward
                                             Jones 1993 to 2001; President,
                                             Securities Industry Association
                                             ("SIA") (securities industry's
                                             representative in government
                                             relations and regulatory
                                             matters at the federal and state
                                             levels) 1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.
----------------------------------------------------------------------------------

  Jack L. Rivkin* (64)      President and    Executive Vice President and
                            Trustee since    Chief Investment Officer,
                            December         Neuberger Berman Inc.
                            2002             (holding company) since 2002
                                             and 2003, respectively;
                                             Executive Vice President and
                                             Chief Investment Officer,
                                             Neuberger Berman since
                                             December 2002 and 2003,
                                             respectively; Director and
                                             Chairman, NB Management
                                             since December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments, Inc.
                                             from September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc. from September
                                             1995 to February 2002.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                               Number of
                             Portfolios in
      Trustees who are       Fund Complex
    "Interested Persons"      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Trustee              Complex by Trustee
----------------------------------------------------------------------------------

  Edward I. O'Brien* (76)         41       Director, Legg Mason, Inc. (financial
                                           services holding company) since
                                           1993; formerly, Director, Boston
                                           Financial Group (real estate and tax
                                           shelters) 1993 to 1999.
----------------------------------------------------------------------------------

  Jack L. Rivkin* (64)            41       Director, Dale Carnegie and
                                           Associates, Inc. (private company)
                                           since 1998; Director, Emagin Corp.
                                           (public company) since 1997;
                                           Director, Solbright, Inc. (private
                                           company) since 1998; Director,
                                           Infogate, Inc. (private company)
                                           since 1997; Director, Broadway
                                           Television Network (private
                                           company) since 2000.
----------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

----------------------------------------------------------------------------------

      Trustees who are        Position and
    "Interested Persons"     Length of Time
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
----------------------------------------------------------------------------------

  Peter E. Sundman* (45)    Chairman of      Executive Vice President,
                            the Board,       Neuberger Berman Inc.
                            Chief            (holding company) since 1999;
                            Executive        Head of Neuberger Berman
                            Officer and      Inc.'s Mutual Funds and
                            Trustee          Institutional Business since
                            since 2000       1999; President and Director,
                            President        NB Management since 1999;
                            and Chief        Executive Vice President,
                            Executive        Neuberger Berman since 1999;
                            Officer from     formerly, Principal, Neuberger
                            1999 to 2000     Berman from 1997 until 1999;
                                             formerly, Senior Vice President,
                                             NB Management from 1996
                                             until 1999.
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

                               Number of
                             Portfolios in
      Trustees who are       Fund Complex
    "Interested Persons"      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Trustee              Complex by Trustee
----------------------------------------------------------------------------------

  Peter E. Sundman* (45)          41       Director and Vice President,
                                           Neuberger & Berman Agency, Inc.
                                           since 2000; formerly, Director,
                                           Neuberger Berman Inc. (holding
                                           company) from October 1999
                                           through March 2003; Trustee,
                                           Frost Valley YMCA.
----------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  Retired (effective the close of business December 31, 2004).

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Information about the Officers of the Trust
-------------------------------------------

                                      Position and
 Name, Age, and Address(1)      Length of Time Served(2)                      Principal Occupation(s)(3)
-------------------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (48)    Secretary since 1985             Vice President-Mutual Fund Board Relations,
                                                             NB Management since 2000; Vice President, Neuberger
                                                             Berman since 2002 and employee since 1999; formerly,
                                                             Vice President, NB Management from 1986 to 1999;
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (four since 2002, three since 2003, and four since 2004).

 Philip R. Carroll (70)     Chief Compliance Officer         Vice President, Neuberger Berman since 2002; Associate
                            since 2004                       General Counsel, Neuberger Berman since 2001; Director-
                                                             Mutual Fund Compliance, NB Management since 1995;
                                                             Chief Legal Officer, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (ten since 2003 and four since
                                                             2004); Chief Compliance Officer, fourteen registered
                                                             investment companies for which NB Management acts
                                                             as investment manager and administrator (fourteen since
                                                             2004) and Lehman Brothers/First Trust Income
                                                             Opportunity Fund.

 Robert Conti (48)          Vice President since 2000        Senior Vice President, Neuberger Berman since 2003,
                                                             formerly, Vice President, Neuberger Berman from 1999
                                                             until 2003; Senior Vice President, NB Management since
                                                             2000; formerly, Controller, NB Management until 1996;
                                                             formerly, Treasurer, NB Management from 1996 until
                                                             1999; Vice President, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

 Brian J. Gaffney (51)      Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                             Senior Vice President, NB Management since 2000;
                                                             formerly, Vice President, NB Management from 1997
                                                             until 1999; Vice President, fourteen registered investment companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

 Sheila R. James (39)       Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; formerly,
                                                             Employee, NB Management from 1991 to 1999; Assistant
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (seven since 2002, three since 2003, and four since 2004).

Trustees and Officers (Unaudited) cont'd
----------------------------------------

                                        Position and
 Name, Age, and Address(1)        Length of Time Served(2)                         Principal Occupation(s)(3)
-------------------------------------------------------------------------------------------------------------------------------
 Kevin Lyons (49)           Assistant Secretary since 2003       Employee, Neuberger Berman since 1999; formerly,
                                                                 Employee, NB Management from 1993 to 1999; Assistant
                                                                 Secretary, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (ten since 2003 and four since 2004).

John M. McGovern (34)      Assistant Treasurer since 2002       Vice President, Neuberger Berman since January 2004;
                                                                 Employee, NB Management since 1993; Assistant
                                                                 Treasurer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004).

 Barbara Muinos (46)        Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; formerly,
                            and Accounting Officer since 2002;   Assistant Vice President, NB Management from 1993 to
                            prior thereto, Assistant Treasurer   1999; Treasurer and Principal Financial and Accounting
                            since 1996                           Officer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004); formerly, Assistant Treasurer, three registered investment companies for which NB Management acts
                                                                 as investment manager and administrator from 1996
                                                                 until 2002.

 Frederic B. Soule (58)     Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                 formerly, Vice President, Neuberger Berman from 1999
                                                                 until 2003; formerly, Vice President, NB Management
                                                                 from 1995 until 1999; Vice President, fourteen registered
                                                                 investment companies for which NB Management acts as
                                                                 investment manager and administrator (three since 2000,
                                                                 four since 2002, three since 2003, and four since 2004).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Proxy Voting Policies and Procedures
------------------------------------

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.

Quarterly Portfolio Schedule
----------------------------

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

                                                                          [LOGO]
Annual Report                                                  NEUBERGER BERMAN
December 31, 2004                                      A Lehman Brothers Company





                               Neuberger Berman
                               Advisers
                               Management
                               Trust


--------------------------------------------------------------------------------


                               Guardian
                               Portfolio










B1016 02/05

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004



Guardian Portfolio Manager's Commentary
---------------------------------------

For much of 2004, stocks languished as investors ignored the healthy economy and good corporate earnings growth, but obsessed over Federal Reserve tightening, high energy prices, global tensions, and a tightly contested national election. Then, toward the end of October, investors began accentuating the positive and stocks rallied, as broad-based market indices closed the year with respectable gains. The Neuberger Berman AMT Guardian Portfolio slightly underperformed the Russell 1000 Value Index but materially outperformed the S&P 500 for the year.(2)

In 2004, our Industrial sector investments had the most positive impact on absolute returns, with defense electronics manufacturer L-3 Communications and Canadian National Railway among our top performers. Health Care holdings also helped returns, with managed care bellwether UnitedHealth Group and laboratory testing company Quest Diagnostics finishing with strong results. Finally, Energy investments enhanced performance, buoyed by exploration and production companies Newfield Exploration and EOG Resources.

Energy stocks performed exceptionally well due to strong oil and natural gas prices. We had found some great Energy bargains and consequently entered the year with a material overweight in the group. However, late in the year, some of the factors that had contributed to strong commodity prices--most notably rising demand due to robust economic growth in the U.S. and China and constrained supply resulting from supply disruptions in Iraq, Venezuela, and the Gulf of Mexico--appeared to have run their course. As a result, energy inventories rose to comfortable levels. Going forward, Japan is likely to reduce its oil dependency by reopening some nuclear plants, while China has three coal-fired generating plants coming on line soon. Consequently, we may see oil prices moderate. As a result, we thought it prudent to sell into strength and by year-end 2004, Energy had gone from an overweight to a near-neutral weighting versus the S&P 500 Index.

Information Technology investments, primarily semiconductor and semiconductor equipment makers such as Altera, Texas Instruments, and Teradyne, were our Achilles' heel in 2004. These stocks were pressured when the economy stalled this summer and chip makers were left holding excess inventory. However, with the strength of end-market demand for technology products, we believe this inventory imbalance has largely been worked off, and note that Intel has announced it expects wafer starts to increase in the first quarter. If this proves to be an industry-wide trend, revenues should recover quickly. With the enormous operating leverage in this business, 2005 earnings could be far better than Wall Street is expecting. This should help improve sentiment toward technology stocks, which turned strongly negative at mid-year.

As is our custom, we will detail a portfolio holding that demonstrates our investment discipline. Canadian National Railway is what we believe to be the most efficient railroad in North America. The company pioneered scheduled freight delivery when its competitors were forcing their customers to wait for shipments until they booked full loads. The premium price Canadian National's customers were willing to pay for scheduled delivery more than compensated for trains going out without full loads. A number of trends favor the company. In the long term, with manufacturing continuing to migrate overseas to low-labor-cost nations, businesses that help to efficiently transport goods from the coasts to the heartland should profit. In the intermediate term, railroads' favorable cost structure should facilitate market share gains from truckers. In our opinion, Canadian National's big short-term edge is that it has steadily invested in its

Guardian Portfolio Manager's Commentary cont'd
----------------------------------------------

infrastructure and has been able to handle increased demand without bottlenecks, giving it substantial earnings leverage as the economy has improved. Despite the stock's excellent performance this year, it still meets our value parameters and we are still "all aboard."

In closing, we thank AMT Guardian shareholders for their confidence in our research-driven, value-oriented investment discipline and hope to continue to earn their trust in the years ahead.

Sincerely,


/S/ Arthur Moretti

 ARTHUR MORETTI
PORTFOLIO MANAGER

-------------------------------------------------------------------------------

Average Annual Total Return(1)


                   Guardian               Guardian                     Russell 1000(R)
          Portfolio Class I      Portfolio Class S      S&P 500(2)            Value(2)

1 Year               15.81%                 15.55%          10.87%             16.49%

5 Year                2.26%                  2.13%          (2.30%)             5.27%

Life of Fund          8.38%                  8.28%           5.57%              7.90%
--------------------------------------------------------------------------------------
Inception Date   11/03/1997


Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/ performance.


Comparison of a $10,000 Investment


                       Guardian                          Russell 1000 (R)
              Portfolio Class I               S&P 500             Value
------------------------------------------------------------------------
  11/3/1997            $ 10,000              $ 10,000          $ 10,000
------------------------------------------------------------------------
 12/31/1997            $ 10,520              $ 10,642          $ 10,747
------------------------------------------------------------------------
 12/31/1998            $ 13,851              $ 13,683          $ 12,427
------------------------------------------------------------------------
 12/31/1999            $ 15,920              $ 16,562          $ 13,339
------------------------------------------------------------------------
 12/31/2000            $ 16,100              $ 15,054          $ 14,275
------------------------------------------------------------------------
 12/31/2001            $ 15,857              $ 13,267          $ 13,477
------------------------------------------------------------------------
 12/31/2002            $ 11,663              $ 10,336          $ 11,385
------------------------------------------------------------------------
 12/31/2003            $ 15,368              $ 13,299          $ 14,804
------------------------------------------------------------------------
 12/31/2004            $ 17,798              $ 14,745          $ 17,246
------------------------------------------------------------------------

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on Class I shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The results are compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

-------------------------------------------------------------------------------

Industry Diversification
(% of Industry Holdings)

Banking & Financial ...................    3.8%
Consumer Cyclicals ....................    2.9
Defense ...............................    3.2
Diversified ...........................    3.2
Energy ................................    2.9
Financial Services ....................    6.9
Health Products & Services ............    7.7
Industrial Gases ......................    3.4
Insurance .............................    7.1
Media .................................   11.2
Oil & Gas .............................    4.1
Oil Services ..........................    0.8
Pharmaceutical ........................    4.9
Real Estate ...........................    3.9
Technology ............................    6.5
Technology-Semiconductor ..............    6.4
Technology-Semiconductor Capital
    Equipment .........................    3.0
Telecommunications ....................    3.9
Transportation ........................    4.6
Utilities .............................    3.2
Waste Management ......................    3.1
Short-Term Investments ................    9.9
Liabilities, less cash, receivables and
    other assets ......................   (6.6)

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Endnotes


     1. For Class I, 15.81%, 2.26%, and 8.38% were the average annual total returns for the 1-, 5-year and since inception (11/03/97) periods ended December 31, 2004. For Class S, 15.55%, 2.13% and 8.28% were the average annual total returns for the 1-year, 5-year and since inception of Class I (11/03/97) periods ended December 31, 2004. Performance shown prior to August 2002 for the Class S shares is of the Class I shares, which has lower expenses and typically higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

     2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000[RegTM] Index measures the performance of the 1,000 largest companies in the Russell 3000[RegTM] Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described indices.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

Information About Your Fund's Expenses
--------------------------------------

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                Actual Expenses: The first section of the table provides information about actual account values and actual expenses in dollars. You
                                                 may use the information in this line, together with the
                                                 amount you invested, to estimate the expenses you paid over the period.

   Hypothetical Example for Comparison Purposes: The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of
                                                 return at 5% per year before expenses. This return is not
                                                 the Fund's actual return. The hypothetical account values
                                                 and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of
                                                 investing in this Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical
                                                 examples that appear in the shareholder reports of other
                                                 funds.

Expense Information As of 12/31/04 (Unaudited)
----------------------------------------------

Neuberger Berman Advisers Management Trust Guardian Portfolio
-------------------------------------------------------------

                                                     Beginning           Ending       Expenses Paid
Actual                                           Account Value    Account Value  During the Period*
Class I                                                 $1,000       $ 1,111.20              $ 5.20
Class S                                                 $1,000       $ 1,109.60              $ 6.52

Hypothetical (5% annual return before expenses)**
Class I                                                 $1,000       $ 1,020.21              $ 4.98
Class S                                                 $1,000       $ 1,018.95              $ 6.24

* For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Schedule of Investments Guardian Portfolio
------------------------------------------

Number of Shares
                                                                             Market Value+
Common Stocks (96.7%)

Banking & Financial (3.8%)
   136,200                               State Street                       $   6,690,144
Consumer Cyclicals (2.9%)
   98,700                                Target Corp.                           5,125,491
Defense (3.2%)
   76,550                                L-3 Communications Holdings            5,606,522
Diversified (3.2%)
   99,850                                Danaher Corp.                          5,732,389\P
Energy (2.9%)
   75,850                                BP PLC ADR                             4,429,640
   15,200                                ChevronTexaco Corp.                      798,152
                                                                            -------------
                                                                                5,227,792
Financial Services (6.9%)
   43,600                                Ambac Financial Group                  3,580,868
   68,800                                Citigroup Inc.                         3,314,784
   52,300                                Goldman Sachs                          5,441,292
                                                                            -------------
                                                                               12,336,944
Health Products & Services (7.7%)
   65,300                                Quest Diagnostics                      6,239,415\P
   85,000                                UnitedHealth Group                     7,482,550
                                                                            -------------
                                                                               13,721,965
Industrial Gases (3.4%)
  134,800                                Praxair, Inc.                          5,951,420
Insurance (7.1%)
      600                                Berkshire Hathaway Class B             1,761,600*
   70,400                                RenaissanceRe Holdings                 3,666,432
  174,300                                Willis Group Holdings                  7,175,931
                                                                            -------------
                                                                               12,603,963
Media (11.2%)
  133,850                                Comcast Corp. Class A
                                         Special                                4,395,634*
  784,256                                Liberty Media                          8,611,131*
  107,166                                Liberty Media International
                                         Class A                                4,954,284*
  205,360                                UnitedGlobalCom                        1,983,778*
                                                                            -------------
                                                                               19,944,827
Oil & Gas (4.1%)
  124,600                                Newfield Exploration                   7,357,630*
Oil Services (0.8%)
   21,400                                Schlumberger Ltd.                      1,432,730
Pharmaceutical (4.9%)
   42,500                                Millipore Corp.                        2,116,925*
  128,750                                Novartis AG ADR                        6,507,025
                                                                            -------------
                                                                                8,623,950
Real Estate (3.9%)
   74,950                                AMB Property                           3,027,230
  108,700                                Equity Residential                     3,932,766
                                                                            -------------
                                                                                6,959,996

Number of Shares                                                             Market Value+
Technology (6.5%)
  132,250                                Dell Inc.                          $   5,573,015*
  219,650                                National Instruments                   5,985,462
                                                                           --------------
                                                                               11,558,477
Technology-Semiconductor (6.4%)
  292,900                                Altera Corp.                           6,063,030*
  216,900                                Texas Instruments                      5,340,078
                                                                           --------------
                                                                               11,403,108
Technology-Semiconductor Capital Equipment (3.0%)
  311,500                                Teradyne, Inc.                         5,317,305*
Telecommunications (3.9%)
  249,900                                Vodafone Group ADR                     6,842,262
Transportation (4.6%)
   29,350                                Burlington Northern Santa Fe           1,388,549
  109,350                                Canadian National Railway              6,697,687
                                                                            -------------
                                                                                8,086,236
Utilities (3.2%)
  574,200                                National Grid Transco                  5,456,397
    6,300                                National Grid Transco ADR                302,337\P
                                                                            -------------
                                                                                5,758,734
Waste Management (3.1%)
   95,000                                Republic Services                      3,186,300\P
   77,250                                Waste Management                       2,312,865
                                                                            -------------
                                                                                5,499,165
Total Common Stocks
(Cost $122,167,792)                                                           171,781,050
                                                                            -------------
Principal Amount
Short-Term Investments (9.9%)
$12,113,700                              N&B Securities Lending
                                         Quality Fund, LLC                     12,113,700++
5,483,289                                Neuberger Berman
                                         Prime Money Fund
                                         Trust Class                            5,483,289@
                                                                            -------------
Total Short-Term Investments
(Cost $17,596,989)                                                             17,596,989#
                                                                            -------------
Total Investments (106.6%)
(Cost $139,764,781)
                                                                              189,378,039##
Liabilities, less cash, receivables and other
assets [(6.6%)]
                                                                              (11,794,264)
                                                                            -------------
Total Net Assets (100.0%)
                                                                            $ 177,583,775
                                                                            -------------

See Notes to Schedule of Investments

Notes to Schedule of Investments Guardian Portfolio
---------------------------------------------------

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2004, the cost of investments for U.S. Federal income tax purposes was $140,144,809. Gross unrealized appreciation of investments was $49,353,289 and gross unrealized depreciation of investments was $120,059, resulting in net unrealized appreciation of $49,233,230, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

\P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

++ The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements      6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Assets and Liabilities
-----------------------------------

                                                                                                 Guardian
Neuberger Berman Advisers Management Trust                                                      Portfolio

Assets
  Investments in securities, at market value*+ (Notes A & F)-see Schedule of Investments:
---------------------------------------------------------------------------------------------------------
  Unaffiliated issuers                                                                      $ 171,781,050
---------------------------------------------------------------------------------------------------------
  Affiliated issuers                                                                           17,596,989
---------------------------------------------------------------------------------------------------------
                                                                                              189,378,039
---------------------------------------------------------------------------------------------------------
  Foreign currency                                                                                     79
---------------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                               360,075
---------------------------------------------------------------------------------------------------------
  Receivable for securities sold                                                                  441,730
---------------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                                   7,805
---------------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                                 2,524
---------------------------------------------------------------------------------------------------------
Total Assets                                                                                  190,190,252
---------------------------------------------------------------------------------------------------------
Liabilities
  Payable for collateral on securities loaned (Note A)                                         12,113,700
---------------------------------------------------------------------------------------------------------
  Payable for securities purchased                                                                263,038
---------------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                                 60,163
---------------------------------------------------------------------------------------------------------
  Payable to investment manager-net (Notes A & B)                                                  78,781
---------------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                                43,275
---------------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                              47,520
---------------------------------------------------------------------------------------------------------
Total Liabilities                                                                              12,606,477
---------------------------------------------------------------------------------------------------------
Net Assets at value                                                                         $ 177,583,775
---------------------------------------------------------------------------------------------------------
Net Assets consist of:
  Paid-in capital                                                                           $ 173,734,958
---------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                      408,415
---------------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                      (46,172,470)
---------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                           49,612,872
---------------------------------------------------------------------------------------------------------
Net Assets at value                                                                         $ 177,583,775
---------------------------------------------------------------------------------------------------------
Net Assets
  Class I                                                                                   $ 177,296,111
  -------------------------------------------------------------------------------------------------------
  Class S                                                                                         287,664
  -------------------------------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)
  Class I                                                                                      10,964,025
  -------------------------------------------------------------------------------------------------------
  Class S                                                                                          17,759
  -------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
  Class I                                                                                   $       16.17
  -------------------------------------------------------------------------------------------------------
  Class S                                                                                           16.20
---------------------------------------------------------------------------------------------------------
+Securities on loan, at market value:
  Unaffiliated issuers                                                                      $  11,729,412
---------------------------------------------------------------------------------------------------------
*Cost of Investments:
  Unaffiliated issuers                                                                      $ 122,167,792
  -------------------------------------------------------------------------------------------------------
  Affiliated issuers                                                                           17,596,989
---------------------------------------------------------------------------------------------------------
Total cost of investments                                                                   $ 139,764,781
---------------------------------------------------------------------------------------------------------
Total cost of foreign currency                                                              $          77
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements      7

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2004

Statement of Operations
-----------------------

                                                                                                 Guardian
Neuberger Berman Advisers Management Trust                                                      Portfolio

Investment Income
Income (Note A):
Dividend income-unaffiliated issuers                                                         $  2,019,647
---------------------------------------------------------------------------------------------------------
Interest Income                                                                                     1,366
---------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                                             39,217
---------------------------------------------------------------------------------------------------------
Income from securities loaned-affiliated issuer (Note F)                                           40,102
---------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                            (78,138)
---------------------------------------------------------------------------------------------------------
Total income                                                                                    2,022,194
---------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Notes A & B)                                                           912,079
---------------------------------------------------------------------------------------------------------
Administration fee (Note B):
   Class I                                                                                        496,895
   ------------------------------------------------------------------------------------------------------
   Class S                                                                                            602
   ------------------------------------------------------------------------------------------------------
Distribution fees (Note B):
   Class S                                                                                            502
   ------------------------------------------------------------------------------------------------------
Audit fees                                                                                         38,643
---------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                           101,548
---------------------------------------------------------------------------------------------------------
Insurance expense                                                                                   4,468
---------------------------------------------------------------------------------------------------------
Legal fees                                                                                         29,451
---------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                10,840
---------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                        25,169
---------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                       3,816
---------------------------------------------------------------------------------------------------------
Total expenses                                                                                  1,624,013
Investment management fee waived (Note A)                                                          (3,500)
Expenses reduced by custodian fee expense offset and commission recapture arrangements             (9,165)
---------------------------------------------------------------------------------------------------------
  (Note B)
---------------------------------------------------------------------------------------------------------
Total net expenses                                                                              1,611,348
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                      410,846
---------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                                      10,564,534
   ------------------------------------------------------------------------------------------------------
   Foreign currency                                                                                (1,977)
   ------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                          13,248,899
   ------------------------------------------------------------------------------------------------------
   Foreign currency                                                                                (3,847)
   ------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                 23,807,609
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                              $ 24,218,455
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements      8

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004



Statement of Changes in Net Assets
----------------------------------

                                                          Guardian Portfolio
                                                          ---------------------


Neuberger Berman Advisers Management Trust                                Year Ended December 31,
                                                                            2004                2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                         $     410,846       $     375,178
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 10,562,557           2,521,652
-------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments     13,245,052          40,016,655
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         24,218,455          42,913,485
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income:
   Class I                                                                (201,368)         (1,313,767)
   ----------------------------------------------------------------------------------------------------
   Class S                                                                       -                (231)
   ----------------------------------------------------------------------------------------------------
Total distributions to shareholders                                       (201,368)         (1,313,998)
-------------------------------------------------------------------------------------------------------
From Fund Share Transactions (Note D):
Proceeds from shares sold:
   Class I                                                              21,432,013          68,474,538
   ----------------------------------------------------------------------------------------------------
   Class S                                                                 120,664              20,926
   ----------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions:
   Class I                                                                 201,368           1,313,767
   ----------------------------------------------------------------------------------------------------
   Class S                                                                       -                 231
   ----------------------------------------------------------------------------------------------------
Payments for shares redeemed:
   Class I                                                             (37,552,627)        (82,374,724)
   ----------------------------------------------------------------------------------------------------
   Class S                                                                 (14,269)             (2,764)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                   (15,812,851)        (12,568,026)
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                    8,204,236          29,031,461
Net Assets:
Beginning of year                                                      169,379,539         140,348,078
-------------------------------------------------------------------------------------------------------
End of year                                                          $ 177,583,775       $ 169,379,539
-------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year            $     408,415       $     376,027
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements      9

Notes to Financial Statements Guardian Portfolio
------------------------------------------------

     Note A--Summary of Significant Accounting Policies:

     1 General: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2004 was $98,457.

     5 Income tax information: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investment trusts and foreign currency gains and losses, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2004 and December 31 2003 were as follows:


Distributions Paid From:
                               Ordinary Income                    Total

                             2004            2003          2004            2003
                         $201,368      $1,313,998      $201,368      $1,313,998

As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                     Unrealized              Loss
               Undistributed       Appreciation     Carryforwards
             Ordinary Income     (Depreciation)     and Deferrals         Total
                    $408,415        $49,232,846     $(45,792,444)    $3,848,817

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences on wash sales, return of capital distributions from real estate investment trusts, and post-October losses.

Under current tax law, certain net capital and net foreign currency losses realized after October 31, 2004 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2004, the fund elected to defer $341,556 net capital losses arising between November 1, 2004 and December 31, 2004.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2004, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
                                         2009              2010            2011
                                   $  852,650       $39,047,105      $5,551,133

Notes to Financial Statements Guardian Portfolio cont'd
-------------------------------------------------------

6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust, are allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Quality Fund"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guaranteed a certain amount of revenue to the Fund under the Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee.

     The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2004, Neuberger did not receive any revenue under the Agreement. Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-affiliated issuer.

     In February of 2005, it is likely that the Fund will change the collateral investment vehicle from the Quality Fund, managed by State Street, to a fund managed by Lincoln Capital, an affiliate, approved by the Board.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

10 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund") and the Neuberger Berman Prime Money Fund ("Prime Money"), affiliated funds, which are managed by Management and have the same Board members as the Fund. The Cash Fund and Prime Money each seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund and Prime Money on those assets. For the year ended December 31, 2004, such waived fees amounted to $3,440 and $60 for the Cash Fund and Prime Money, respectively. For the year ended December 31, 2004, income earned on the investments of the Cash Fund and Prime Money amounted to $37,811 and $1,406, respectively, and is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

12 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13 Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

Notes to Financial Statements Guardian Portfolio cont'd
-------------------------------------------------------

     The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund's Class I.

     For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2008 to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding the fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of their average daily net assets (the "Expense Limitation"). For the year ended December 31, 2004, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2011 for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2004, there was no reimbursement to Management under these agreements. At December 31, 2004, the Fund's Class I and Class S shares have no contingent liability to Management under these agreements.

     On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

     On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $9,114.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2004, the impact of this arrangement, was a reduction of expenses of $51.

     Note C--Securities Transactions:

     During the year ended December 31, 2004, there were purchase and sale transactions (excluding short-term securities) of $39,861,848 and $54,763,970, respectively.

     During the year ended December 31, 2004, brokerage commissions on securities transactions amounted to $133,229, of which Neuberger received $0, Lehman received $25,386 and other brokers received $107,843.

     Note D--Fund Share Transactions:

     Share activity for the years ended December 31, 2004 and December 31, 2003 was as follows:


For the Year Ended December 31, 2004
                                      Shares
                                   Issued on
                             Reinvestment of
                               Dividends and
              Shares Sold      Distributions     Shares Redeemed              Total
Class I         1,465,738             13,945         (2,616,915)        (1,137,232)
Class S             8,295                  -               (973)             7,322


For the Year Ended December 31, 2003
                                      Shares
                                   Issued on
                             Reinvestment of
                               Dividends and
              Shares Sold      Distributions     Shares Redeemed             Total
Class I         5,816,296            101,921          (6,922,626)      (1,004,409)
Class S             1,657                 18                (222)           1,453

Notes to Financial Statements Guardian Portfolio cont'd
-------------------------------------------------------

     Note E--Line of Credit:

     At December 31, 2004, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to all or any part of the $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2004, nor had the Fund utilized this line of credit at any time prior to that date.

     Note F--Investments in Affiliates*:

                                                                                                                    Income from
                                                                                                                    Investments
                              Balance of             Gross                         Balance of                     in Affiliated
                             Shares Held         Purchases       Gross Sales      Shares Held            Value          Issuers
                            December 31,               and               and     December 31,     December 31,      Included in
Name of Issuer                      2003         Additions        Reductions             2004             2004     Total Income
N&B Securities Lending
 Quality Fund, LLC **            560,500     3,269,355,820     3,257,802,620       12,113,700      $12,113,700          $40,102
Neuberger Berman
 Institutional Cash
 Fund Trust Class***           6,191,373        39,801,746        45,993,119                -                -           37,811
Neuberger Berman Prime
 Money Fund
 Trust Class***                        -         5,567,573            84,284        5,483,289        5,483,289            1,406
                                                                                                   -----------          -------
Total                                                                                              $17,596,989          $79,319
                                                                                                   -----------          -------

* Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

** The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

*** Neuberger Berman Institutional Cash Fund (the "Cash Fund") and Neuberger Berman Prime Money Fund ("Prime Money") are also managed by Neuberger Berman Management Inc. and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Financial Highlights Guardian Portfolio
---------------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++
Year

                                                                                        Ended December 31,
                                                                    --------------------------------------------------------

Class I+
                                                                       2004        2003        2002        2001        2000
Net Asset Value, Beginning of Year                                  $  13.98    $  10.70    $  14.64    $  15.93    $  15.85
                                                                    --------    --------    --------    --------    --------
Income From Investment Operations
Net Investment Income (Loss)                                             .04         .03         .10         .11         .09
Net Gains or Losses on Securities (both realized and unrealized)        2.17        3.36       (3.95)       (.33)        .08\Y
                                                                    --------    --------    --------    --------   ---------
Total From Investment Operations                                        2.21        3.39       (3.85)       (.22)        .17
                                                                    --------    --------    --------    --------   ---------
Less Distributions From:
 Net Investment Income                                                  (.02)       (.11)       (.09)       (.07)       (.09)
 Net Capital Gains                                                         -           -           -       (1.00)          -
                                                                    --------    --------    --------    --------   ---------
Total Distributions                                                     (.02)       (.11)       (.09)      (1.07)       (.09)
                                                                    --------    --------    --------    --------   ---------
Net Asset Value, End of Year                                        $  16.17    $  13.98    $  10.70    $  14.64   $  15.93
                                                                    --------    --------    --------    --------   ---------
Total Return++                                                        +15.81%     +31.76%     -26.45%      -1.51%      +1.13%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                               $  177.3    $  169.2    $  140.3    $  190.8   $   131.1
Ratio of Gross Expenses to Average Net Assets#                           .98%        .97%        .98%        .99%       1.00%
Ratio of Net Expenses to Average Net Assets[sec]                         .97%        .97%        .98%        .99%       1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets              .25%        .25%        .81%        .74%        .57%
Portfolio Turnover Rate                                                   24%         58%        147%         79%        124%

                                                                                                  Period from
                                                                                                    August 2,
                                                                                                        2002^
                                                                     Year Ended December 31,  to December 31,
                                                                     -----------------------  ---------------
Class S
                                                                         2004          2003              2002
Net Asset Value, Beginning of Period                                  $ 14.02       $ 10.69           $ 11.23
                                                                      -------       -------           -------
Income From Investment Operations
Net Investment Income (Loss)                                              .00           .00               .03
Net Gains or Losses on Securities (both realized and unrealized)         2.18          3.35              (.57)
                                                                      -------       -------           --------
Total From Investment Operations                                         2.18          3.35              (.54)
                                                                      -------       -------           --------
Less Distributions From:
 Net Investment Income                                                      -          (.02)                -
                                                                      -------      --------          ---------
Net Asset Value, End of Period                                        $ 16.20       $ 14.02           $ 10.69
                                                                      -------      --------          ---------
Total Return++                                                         +15.55%       +31.39%            -4.81%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                               $   0.3        $  0.1            $  0.1
Ratio of Gross Expenses to Average Net Assets#                           1.23%         1.22%             1.24%*
Ratio of Net Expenses to Average Net Assets[sec]                         1.22%         1.22%             1.24%*
Ratio of Net Investment Income (Loss) to Average Net Assets               .03%          .02%              .63%*
Portfolio Turnover Rate                                                    24%           58%              147%

See Notes to Financial Highlights      17

Notes to Financial Highlights Guardian Portfolio
------------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's Class I proportionate share of AMT Guardian Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not waived/recouped certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

[sec] After reimbursement of expenses previously paid by the administrator. Had the administrator not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

                                                   Year Ended December 31,
                                                 2001        2000        1999
Guardian Portfolio Class I                       .97%        .99%        .98%

  After waiver of a portion of the investment management fee. Had the investment manager not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                           Year Ended           Year Ended
                                    December 31, 2004    December 31, 2003
   Guardian Portfolio Class I                    .97%                 .98%
   Guardian Portfolio Class S                   1.22%                1.22%

^    The date investment operations commenced.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

\Y The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchase of class shares in relation to fluctuating market values for the Fund.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Guardian Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guardian Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                       /s/ Ernest + Young LLP


Boston, Massachusetts
February 4, 2005

Trustees and Officers (Unaudited)
---------------------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.


Information about the Board of Trustees

----------------------------------------------------------------------------------------------------------------------------------

                                                                                 Number of
                                                                               Portfolios in
                               Position and                                    Fund Complex
    Independent Trustees      Length of Time                                    Overseen by  Other Directorships Held Outside Fund
  Name, Age, and Address(1)      Served(2)      Principal Occupation(s)(3)        Trustee             Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------------
John Cannon (74)              Trustee since     Consultant. Formerly,              41        Independent Trustee or Director of
                              2000              Chairman, CDC Investment                     three series of Oppenheimer Funds:
                                                Advisers (registered investment              Limited Term New York Municipal
                                                adviser) 1993 to January 1999;               Fund, Rochester Fund Municipals,
                                                formerly, President and Chief                and Oppenheimer Convertible
                                                Executive Officer, AMA                       Securities Fund, since 1992.
                                                Investment Advisors, an affiliate
                                                of the American Medical
                                                Association.
----------------------------------------------------------------------------------------------------------------------------------
Faith Colish (69)             Trustee since     Counsel, Carter Ledyard &          41        Director, American Bar Retirement
                              1984              Millburn LLP (law firm) since                Association (ABRA) since 1997
                                                October 2002; formerly,                      (not-for-profit membership
                                                Attorney-at-Law and President,               association).
                                                Faith Colish, A Professional
                                                Corporation, 1980 to 2002.
----------------------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers(4) (71)      Trustee since     Consultant; Retired President      41        None.
                              1989              and Trustee, Teachers Insurance
                                                & Annuity (TIAA) and College
                                                Retirement Equities Fund
                                                (CREF).
----------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (67)           Trustee since     Consultant, C. A. Harvey           41        President, Board of Associates to
                              1998              Associates, since June 2001;                 The National Rehabilitation
                                                formerly, Director, AARP, 1978               Hospital's Board of Directors since
                                                to December 2001.                            2002; formerly, Member, Individual
                                                                                             Investors Advisory Committee to the
                                                                                             New York Stock Exchange Board
                                                                                             of Directors, 1998 to June 2002;
                                                                                             formerly, Member, American
                                                                                             Savings Education Council's Policy
                                                                                             Board (ASEC), 1998 to 2000;
                                                                                             formerly, Member, Executive
                                                                                             Committee, Crime Prevention
                                                                                             Coalition of America, 1997 to 2000.
----------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

----------------------------------------------------------------------------------

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex
    Independent Trustees    Length of Time                                     Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address(1)     Served(2)     Principal Occupation(s)(3)          Trustee             Complex by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (71)           Trustee since    Attorney-at-Law. Formerly,               41    None.
                            2000             Senior Counsel, Loews
                                             Corporation (diversified
                                             financial corporation) May 2002
                                             until April 2003; formerly,
                                             Senior Vice President, Secretary
                                             and General Counsel,
                                             Loews Corporation.
-------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (77)       Trustee since    Marcus Nadler Professor                  41    Director, DEL Laboratories, Inc.
                            2000             Emeritus of Finance and                        (cosmetics and pharmaceuticals)
                                             Economics, New York                            since 1978; Director, The Caring
                                             University Stern School                        Community (not-for-profit).
                                             of Business.
-------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (67)       Trustee since    Retired. Formerly, Vice                  41    Director, WHX Corporation
                            1999             President and Special Counsel,                 (holding company) since August
                                             WHX Corporation (holding                       2002; Director, Webfinancial
                                             company) 1993 to 2001.                         Corporation (holding company)
                                                                                            since December 2002; Director, State
                                                                                            Theatre of New Jersey (not-for-
                                                                                            profit theater) since 2000; formerly,
                                                                                            Director, Kevlin Corporation
                                                                                            (manufacturer of microwave and
                                                                                            other products).
-------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (72)       Trustee since    Retired. Formerly, Senior Vice           41    Director, Pro-Kids Golf and
                            2000             President, Foodmaker, Inc.                     Learning Academy (teach golf and
                                             (operator and franchiser of                    computer usage to "at risk" children)
                                             restaurants) until January 1997.               since 1998; formerly, Director,
                                                                                            Prandium, Inc. (restaurants) from
                                                                                            March 2001 until July 2002.
-------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (73)      Trustee since    Founding General Partner,                41    Director, Capital Cash Management
                            2000             Oxford Partners and Oxford                     Trust (money market fund),
                                             Bioscience Partners (venture                   Naragansett Insured Tax-Free
                                             capital partnerships) and                      Income Fund, Rocky Mountain
                                             President, Oxford Venture                      Equity Fund, Prime Cash Fund,
                                             Corporation.                                   several private companies and
                                                                                            QuadraMed Corporation
                                                                                            (NASDAQ).
-------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                                                                Number of
                                                                              Portfolios in
                               Position and                                   Fund Complex
    Independent Trustees      Length of Time                                   Overseen by  Other Directorships Held Outside Fund
  Name, Age, and Address(1)      Served(2)    Principal Occupation(s)(3)         Trustee             Complex by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (54)             Trustee since    General Partner, Seip                   41    Director, H&R Block, Inc. (financial
                             2000             Investments LP (a private                     services company) since May 2001;
                                              investment partnership);                      Director, Forward Management, Inc.
                                              formerly, President and CEO,                  (asset management) since 2001;
                                              Westaff, Inc. (temporary                      formerly, Director, General Magic
                                              staffing), May 2001 to January                (voice recognition software) 2001
                                              2002; Senior Executive at the                 until 2002; formerly, Director,
                                              Charles Schwab Corporation                    E-Finance Corporation (credit
                                              from 1983 to 1999, including                  decisioning services) 1999 to 2003;
                                              Chief Executive Officer,                      formerly, Director, Save-Daily.com
                                              Charles Schwab Investment                     (micro investing services) 1999 to
                                              Management, Inc. and Trustee,                 2003; Director, Offroad Capital Inc.
                                              Schwab Family of Funds and                    (pre-public internet commerce
                                              Schwab Investments from                       company).
                                              1997 to 1998 and Executive
                                              Vice President-Retail
                                              Brokerage, Charles Schwab
                                              Investment Management from
                                              1994 to 1997.
---------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (57)     Trustee since    Private investor and consultant         41    Director, The Proformance Insurance
                             1999             specializing in the insurance                 Company (personal lines property
                                              industry; formerly, Advisory                  and casualty insurance company)
                                              Director, Securitas Capital                   since March 2004; Director,
                                              LLC (a global private equity                  Providence Washington (property
                                              investment firm dedicated to                  and casualty insurance company)
                                              making investments in the                     since December 1998; Director,
                                              insurance sector) 1998 to                     Summit Global Partners (insurance
                                              December 2002.                                brokerage firm) since October 2000.
---------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (60)          Trustee since    Regional Manager for Atlanta            41    None.
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              formerly, President, Ford Life
                                              Insurance Company, April 1995
                                              to August 1997.
---------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

---------------------------------------------------------------------------------------------------------------------------------

                                                                                Number of
                                                                              Portfolios in
      Trustees who are        Position and                                    Fund Complex
    "Interested Persons"     Length of Time                                    Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Served(2)    Principal Occupation(s)(3)          Trustee              Complex by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (76)     Trustee since    Formerly, Member, Investment
                            2000             Policy Committee, Edward                41      Director, Legg Mason, Inc. (financial
                                             Jones 1993 to 2001; President,                  services holding company) since
                                             Securities Industry Association                 1993; formerly, Director, Boston
                                             ("SIA") (securities industry's                  Financial Group (real estate and tax
                                             representative in government                    shelters) 1993 to 1999.
                                             relations and regulatory
                                             matters at the federal and state
                                             levels) 1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.
---------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (64)        President and    Executive Vice President and            41      Director, Dale Carnegie and
                            Trustee since    Chief Investment Officer,                       Associates, Inc. (private company)
                            December         Neuberger Berman Inc.                           since 1998; Director, Emagin Corp.
                            2002             (holding company) since 2002                    (public company) since 1997;
                                             and 2003, respectively;                         Director, Solbright, Inc. (private
                                             Executive Vice President and                    company) since 1998; Director,
                                             Chief Investment Officer,                       Infogate, Inc. (private company)
                                             Neuberger Berman since                          since 1997; Director, Broadway
                                             December 2002 and 2003,                         Television Network (private
                                             respectively; Director and                      company) since 2000.
                                             Chairman, NB Management
                                             since December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments, Inc.
                                             from September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc. from September
                                             1995 to February 2002.
---------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                                                                Number of
                                                                              Portfolios in
      Trustees who are        Position and                                    Fund Complex
    "Interested Persons"     Length of Time                                    Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)      Trustee              Complex by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (45)      Chairman of      Executive Vice President,               41      Director and Vice President,
                            the Board,       Neuberger Berman Inc.                           Neuberger & Berman Agency, Inc.
                            Chief            (holding company) since 1999;                   since 2000; formerly, Director,
                            Executive        Head of Neuberger Berman                        Neuberger Berman Inc. (holding
                            Officer and      Inc.'s Mutual Funds and                         company) from October 1999
                            Trustee          Institutional Business since                    through March 2003; Trustee,
                            since 2000       1999; President and Director,                   Frost Valley YMCA.
                            President        NB Management since 1999;
                            and Chief        Executive Vice President,
                            Executive        Neuberger Berman since 1999;
                            Officer from     formerly, Principal, Neuberger
                            1999 to 2000     Berman from 1997 until 1999;
                                             formerly, Senior Vice President,
                                             NB Management from 1996
                                             until 1999.
---------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  Retired (effective the close of business December 31, 2004).

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Information about the Officers of the Trust


                                      Position and
 Name, Age, and Address(1)      Length of Time Served(2)                      Principal Occupation(s)(3)
--------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (48)     Secretary since 1985             Vice President-Mutual Fund Board Relations,
                                                             NB Management since 2000; Vice President, Neuberger
                                                             Berman since 2002 and employee since 1999; formerly,
                                                             Vice President, NB Management from 1986 to 1999;
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (four since 2002, three since 2003, and four since 2004).

Philip R. Carroll (70)      Chief Compliance Officer         Vice President, Neuberger Berman since 2002; Associate
                            since 2004                       General Counsel, Neuberger Berman since 2001; Director-
                                                             Mutual Fund Compliance, NB Management since 1995;
                                                             Chief Legal Officer, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (ten since 2003 and four since
                                                             2004); Chief Compliance Officer, fourteen registered
                                                             investment companies for which NB Management acts
                                                             as investment manager and administrator (fourteen since
                                                             2004) and Lehman Brothers/First Trust Income
                                                             Opportunity Fund.

Robert Conti (48)           Vice President since 2000        Senior Vice President, Neuberger Berman since 2003,
                                                             formerly, Vice President, Neuberger Berman from 1999
                                                             until 2003; Senior Vice President, NB Management since
                                                             2000; formerly, Controller, NB Management until 1996;
                                                             formerly, Treasurer, NB Management from 1996 until
                                                             1999; Vice President, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

Brian J. Gaffney (51)       Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                             Senior Vice President, NB Management since 2000;
                                                             formerly, Vice President, NB Management from 1997
                                                             until 1999; Vice President, fourteen registered investment companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

Sheila R. James (39)        Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; formerly,
                                                             Employee, NB Management from 1991 to 1999; Assistant
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (seven since 2002, three since 2003, and four since 2004).

Trustees and Officers (Unaudited) cont'd
----------------------------------------

                                        Position and
Name, Age, and Address(1)         Length of Time Served(2)                         Principal Occupation(s)(3)
---------------------------------------------------------------------------------------------------------------------------
Kevin Lyons (49)            Assistant Secretary since 2003       Employee, Neuberger Berman since 1999; formerly,
                                                                 Employee, NB Management from 1993 to 1999; Assistant
                                                                 Secretary, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (ten since 2003 and four since 2004).

John M. McGovern (34)       Assistant Treasurer since 2002       Vice President, Neuberger Berman since January 2004;
                                                                 Employee, NB Management since 1993; Assistant
                                                                 Treasurer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and
                                                                 four since 2004).

Barbara Muinos (46)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; formerly,
                            and Accounting Officer since 2002;   Assistant Vice President, NB Management from 1993 to
                            prior thereto, Assistant Treasurer   1999; Treasurer and Principal Financial and Accounting
                            since 1996                           Officer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003,
                                                                 and four since 2004); formerly, Assistant Treasurer,
                                                                 three registeredinvestment companies for which NB Management actsas investment manager and administrator from 1996
                                                                 until 2002.

Frederic B. Soule (58)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                 formerly, Vice President, Neuberger Berman from 1999
                                                                 until 2003; formerly, Vice President, NB Management
                                                                 from 1995 until 1999; Vice President, fourteen registered
                                                                 investment companies for which NB Management acts as
                                                                 investment manager and administrator (three since 2000,
                                                                 four since 2002, three since 2003, and four since 2004).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Proxy Voting Policies and Procedures
------------------------------------

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.

Quarterly Portfolio Schedule
----------------------------

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Annual Report
December 31, 2004



                                                       [NEUBERGER BERMAN]
                                                       A Lehman Brothers Company

                                   Neuberger Berman
                                   Advisers
                                   Management
                                   Trust

                                   High
                                   Income
                                   Bond
                                   Portfolio

E0633 02/05

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

High Income Bond Portfolio Manager's Commentary
-----------------------------------------------

From its inception on September 15, 2004 through the end of the reporting period on December 31, 2004, the Neuberger Berman AMT High Income Bond Portfolio provided a total return of 2.43%, compared to a gain of 2.82% for its benchmark, the Lehman Brothers Intermediate Ba U.S. High Yield Index.2 Although the portfolio has only been open a short time, we are pleased with its results so far.

I would like to take this opportunity to welcome our shareholders and reiterate our investment approach to the high-yield market. The portfolio focuses on higher quality high-yield bonds where we find value versus U.S. Treasury securities of corresponding maturities. This results in a portfolio that seeks to maintain an average credit quality of "Ba3" from Moody's or "BB-" from Standard & Poor's.

In managing the portfolio, we diversify its assets across a broad range of issuers and industries, and normally expect to maintain an assumed dollar-weighted average maturity of between five and seven years. We seek to manage credit risk and minimize interest rate risk through credit analysis, diversification, and an emphasis on short- to intermediate-term maturities. Depending on market- and issuer-specific conditions, we generally sell any bonds within a reasonable period of time after they fall below a rating of "B3" from Moody's or "B-" from Standard & Poor's.

In general, high-yield bonds generated strong gains over the 12-month reporting period as their spreads over Treasuries narrowed steadily, reflecting healthy economic conditions, as well as stronger corporate balance sheets. Over the last several years, more stringent cost controls have helped many companies improve profit margins, while low interest rates have allowed them to restructure their debt and reduce their financing costs. In 2004, the weakening dollar benefited many industrial issuers: utilities were able to repair their balance sheets and enjoy credit upgrades, and energy companies capitalized on high oil prices.

Looking forward, an expanding economy with moderate inflation would provide a positive backdrop for the high-yield market, even if the Federal Reserve continues to increase rates. Within this sector, of course, a relatively cautious approach is always appropriate.

Sincerely,

/s/Wayne C. Plewniak

         WAYNE PLEWNIAK
         PORTFOLIO MANAGER

High Income Bond Portfolio Manager's Commentary cont'd
------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Return(1)

                               High Income        Lehman Intermediate Ba
                            Bond Portfolio          U.S High Yield Index(2)

Life of Fund                         2.43%                          2.82%
--------------------------------------------------------------------------------
Inception Date                 09/15/2004

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/ performance.


Comparison of a $10,000 Investment

-----------------------------------------------------------------------
                          High Income           Lehman Intermediate Ba
                            Portfolio              US High Yield Index
-----------------------------------------------------------------------
          9/15/2004          $ 10,000                         $ 10,000
-----------------------------------------------------------------------
          9/30/2004           $ 9,950                         $ 10,039
-----------------------------------------------------------------------
         10/31/2004          $ 10,090                         $ 10,170
-----------------------------------------------------------------------
         11/30/2004          $ 10,110                         $ 10,191
-----------------------------------------------------------------------
         12/31/2004          $ 10,243                         $ 10,282
-----------------------------------------------------------------------


The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.


Rating Diversification
(% by Ratings)

AAA/Government/Government
    Agency ..............       0.0%
AA ......................       0.0
A .......................       0.0
BBB .....................       4.3
BB ......................      47.6
B .......................      48.1
CCC .....................       0.0
CC ......................       0.0
C .......................       0.0
D .......................       0.0
Not Rated ...............       0.0
Short Term ..............       0.0

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Endnotes
--------

              1. 2.43% was the cumulative total return from September 15, 2004
                 (its date of inception) through December 31, 2004. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

              2. Lehman Brothers Intermediate Ba U.S. High Yield Index is an
                 unmanaged index comprised of BB rated bonds with maturities of less than 10 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBMI and includes reinvestment of all dividends and capital gain distributions. The Portfolio many invest in many securities not included in the above-described index.

                 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

                 The composition, industries and holdings of the Portfolio are subject to change.

                 Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

                 (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

Information About Your Fund's Expenses
--------------------------------------

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                    Actual Expenses:    The first section of the
                                                        table provides
                                                        information about actual
                                                        account values and
                                                        actual expenses in
                                                        dollars. You may use the
                                                        information in this
                                                        line, together with the
                                                        amount you invested, to
                                                        estimate the expenses
                                                        you paid over the
                                                        period.

       Hypothetical Example for Comparison Purposes:    The second section of
                                                        the table provides
                                                        information about
                                                        hypothetical account
                                                        values and hypothetical
                                                        expenses based on the
                                                        Fund's actual expense
                                                        ratio and an assumed
                                                        rate of return at 5% per
                                                        year before expenses.
                                                        This return is not the
                                                        Fund's actual return.
                                                        The hypothetical account
                                                        values and expenses may
                                                        not be used to estimate
                                                        the actual ending
                                                        account balance or
                                                        expenses you paid for
                                                        the period. You may use
                                                        this information to
                                                        compare the ongoing
                                                        costs of investing in
                                                        this Fund versus other
                                                        funds. To do so, compare
                                                        this 5% hypothetical
                                                        example with the 5%
                                                        hypothetical examples
                                                        that appear in the
                                                        shareholder reports of
                                                        other funds.

Expense Information As of 12/31/04 (Unaudited)
----------------------------------------------

Neuberger Berman Advisers Management Trust High Income Bond Portfolio
---------------------------------------------------------------------

                                                                       Beginning          Ending       Expenses Paid
    Actual                                                            Account Value   Account Value  During the Period*
     Class S                                                            $1,000          $ 1,024.30      $ 3.29

     Hypothetical (5% annual return before expenses)**                  $1,000          $ 1,011.51      $ 3.26
     Class S

   * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 108/366 (to reflect the period shown of September 15, 2004 to December 31, 2004).

  ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Schedule of Investments High Income Bond Portfolio
--------------------------------------------------

                                Principal Amount                                    Rating[sec]     Market Value+
                                                                                  Moody's   S&P
Corporate Debt Securities (90.1%)
 $  125,000   Abitibi-Consolidated, Inc., Guaranteed Notes, 7.88%, due 8/1/09     Ba3       BB-     $   132,188
    125,000   Allied Waste North America, Inc., Guaranteed Senior Secured Notes,
              Ser. B, 9.25%, due 9/1/12                                           B2        BB-         135,312
    125,000   Aviall, Inc., Senior Notes, 7.63%, due 7/1/11                       B1        BB          133,125
    125,000   Boise Cascade LLC, Floating Quarterly Senior Notes,
              5.01%, due 1/18/05                                                  B1        B+          129,688*
    125,000   Case New Holland, Inc., Senior Notes, 6.00%, due 6/1/09             Ba3       BB-         121,875*
    125,000   D. R. Horton, Inc., Guaranteed Senior Unsecured Notes,
              5.00%, due 1/15/09                                                  Ba1       BB+         125,938
    125,000   Evergreen Resources, Inc., Senior Subordinated Notes,
              5.88%, due 3/15/12                                                  Baa3      BBB-        130,608
    125,000   Ferrellgas L.P., Senior Notes, 6.75%, due 5/1/14                    Ba3       BB-         128,438
    125,000   Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13              Ba3       B           135,000
    125,000   Lyondell Chemical Co., Guaranteed Senior Notes,
              10.50%, due 6/1/13                                                  B1        B+          148,750
    125,000   MCI, Inc., Senior Notes, 6.69%, due 5/1/09                          B2        B+          129,375
    125,000   MGM Mirage, Inc., Senior Notes, 6.00%, due 10/1/09                  Ba1       BB+         128,125
    125,000   Nalco Co., Senior Notes, 7.75%, due 11/15/11                        B2        B-          135,000
    125,000   Norampac, Inc., Senior Notes, 6.75%, due 6/1/13                     Ba2       BB+         131,563
    125,000   Norske Skog Canada, Ltd., Guaranteed Senior Notes, Ser. D,
              8.63%, due 6/15/11                                                  Ba3       BB-         134,062
    125,000   Owens-Brockway Glass Container, Inc., Senior Notes,
              8.25%, due 5/15/13                                                  B2        B           137,500
    125,000   Salem Communications Holding Corp., Guaranteed Senior
              Subordinated Notes, 7.75%, due 12/15/10                             B2        B-          135,156
    125,000   Service Corp. International, Notes, 6.88%, due 10/1/07              Ba3       BB          130,156
    125,000   Smithfield Foods, Inc., Senior Notes, 7.00%, due 8/1/11             Ba2       BB          133,437*
    125,000   Tembec Industries, Inc., Guaranteed Notes, 8.63%, due 6/30/09       B2        B           125,625
    125,000   Warner Music Group, Senior Subordinated Notes,
              7.38%, due 4/15/14                                                  B3        B-          128,125*
                                                                                                    -----------
              Total Corporate Debt Securities (Cost $2,766,756)                                       2,769,046
                                                                                                    -----------
Convertible Bonds (8.1%)
    125,000   Fairchild Semiconductor, Inc., Senior Subordinated Notes, 5.00%,
              due 11/1/08                                                                   B           126,094
    125,000   Nortel Networks Corp., Notes, 4.25%, due 9/1/08                     B3        B-          121,562
                                                                                                    -----------
              Total Convertible Bonds (Cost $244,264)                                                   247,656
                                                                                                    -----------
              Total Investments (98.2%) (Cost $3,011,020)                                            3,016,702#
              Cash, receivables and other assets, less liabilities (1.8%)                                56,423
                                                                                                    -----------
              Total Net Assets (100.0%)                                                             $ 3,073,125
                                                                                                    -----------

                                        5
See Notes to Schedule of Investments

Notes to Schedule of Investments High Income Bond Portfolio
-----------------------------------------------------------
+ Investments in securities by Neuberger Berman Advisers Management Trust High
  Income Bond Portfolio (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

# At December 31, 2004, the cost of investments for U.S. Federal income tax purposes was $3,011,020. Gross unrealized appreciation of investments was $27,667 and gross unrealized depreciation of investments was $21,985, resulting in net unrealized appreciation of $5,682, based on cost for U.S. Federal income tax purposes.

* Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At December 31, 2004, these securities amounted to $513,125 or 16.7% of net assets.

[sec] Credit ratings are unaudited.

                                        6
See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Assets and Liabilities
------------------------------------

                                                                                        High Income
Neuberger Berman Advisers Management Trust                                           Bond Portfolio

Assets
  Investments in securities, at market value* (Note A)-see Schedule of Investments:
---------------------------------------------------------------------------------------------------
  Unaffiliated issuers                                                                  $ 3,016,702
---------------------------------------------------------------------------------------------------
  Cash                                                                                        5,076
---------------------------------------------------------------------------------------------------
  Interest receivable                                                                        44,490
---------------------------------------------------------------------------------------------------
  Receivable from administrator-net (Note B)                                                  9,555
===================================================================================================
Total Assets                                                                              3,075,823
===================================================================================================
Liabilities

  Payable to investment manager (Note B)                                                      1,207
---------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                         1,491
===================================================================================================
Total Liabilities                                                                             2,698
===================================================================================================
Net Assets at value                                                                     $ 3,073,125
===================================================================================================
Net Assets consist of:

  Paid-in capital                                                                       $ 3,044,087
---------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                     23,356
---------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                          5,682
===================================================================================================
Net Assets at value                                                                     $ 3,073,125
===================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                           304,558
===================================================================================================
Net Asset Value, offering and redemption price per share                                $     10.09
===================================================================================================
*Cost of investments:

  Unaffiliated issuers                                                                  $ 3,011,020
===================================================================================================

                                       7
See Notes to Financial Statements

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE PERIOD FROM SEPTEMBER 15, 2004 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2004


Statement of Operations
-----------------------

                                                                    High Income
Neuberger Berman Advisers Management Trust                       Bond Portfolio

Investment Income
Interest income-unaffiliated issuers (Note A)                        $  49,050
==============================================================================
Expenses:

Investment management fee (Note B)                                       4,298
------------------------------------------------------------------------------
Administration fee (Note B)                                              2,686
------------------------------------------------------------------------------
Audit fees                                                              16,000
------------------------------------------------------------------------------
Custodian fees (Note B)                                                  3,229
------------------------------------------------------------------------------
Distribution fees (Note B)                                               2,239
------------------------------------------------------------------------------
Legal fees                                                                 226
------------------------------------------------------------------------------
Shareholder reports                                                      7,000
------------------------------------------------------------------------------
Trustees' fees and expenses                                              5,968
------------------------------------------------------------------------------
Miscellaneous                                                                4
==============================================================================
Total expenses                                                          41,650

Expenses reimbursed by administrator (Note B)                          (31,571)

Expenses reduced by custodian fee expense offset arrangement (Note B)     (229)
==============================================================================
Total net expenses                                                        9,850
==============================================================================
Net investment income (loss)                                            39,200
==============================================================================
Realized and Unrealized Gain (Loss) on Investments (Note A)

Net realized gain (loss) on:

   Sales of investment securities of unaffiliated issuers               28,243
   ---------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:

   Unaffiliated investment securities                                    5,682
   ===========================================================================
Net gain (loss) on investments                                          33,925
==============================================================================
Net increase (decrease) in net assets resulting from operations      $  73,125
==============================================================================

                                       8
See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Changes in Net Assets
----------------------------------

                                                                   High Income
                                                                Bond Portfolio

                                                                   Period from
                                                            September 15, 2004
                                                                 (Commencement
                                                             of Operations) to
Neuberger Berman Advisers Management Trust                   December 31, 2004

Increase (Decrease) in Net Assets:
From Operations:

Net investment income (loss)                                        $   39,200
------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 28,243
------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments      5,682
==============================================================================
Net increase (decrease) in net assets resulting from operations         73,125
==============================================================================
Distributions to Shareholders From:

Net investment income                                                  (41,910)
------------------------------------------------------------------------------
Net realized gain on investments                                        (4,080)
==============================================================================
Total distributions to shareholders                                    (45,990)
==============================================================================
From Fund Share Transactions (Note D):

Proceeds from shares sold                                            3,000,000
------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions               45,990
==============================================================================
Net increase (decrease) from Fund share transactions                 3,045,990
==============================================================================
Net Increase (Decrease) in Net Assets                                3,073,125

Net Assets:

Beginning of period                                                          -
==============================================================================
End of period                                                       $3,073,125
==============================================================================
Undistributed net investment income (loss) at end of period         $        -
==============================================================================

                                       9
See Notes to Financial Statements

Notes to Financial Statements High Income Bond Portfolio
--------------------------------------------------------

              Note A--Summary of Significant Accounting Policies:

            1 General: High Income Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund had no operations until September 15, 2004, other than matters relating to its organization and registration of its shares as a Series of the Trust under the 1933 Act. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

              The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

              The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

            2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

            3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

            4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

            5 Income tax information: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the intention of the Fund to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

              Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

              As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for characterization of distributions made by the Fund and non-deductible start-up costs were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

              The tax character of distributions paid during the period ended December 31, 2004 was as follows:

Distributions Paid From:
                                                                 Ordinary Income
                                                                         $45,990

As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                          Unrealized              Loss
    Undistributed       Appreciation     Carryforwards
  Ordinary Income     (Depreciation)     and Deferrals      Total
          $23,356             $5,682               $--    $29,038

There were no differences between book basis and tax basis distributable earnings.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

            6 Dividends and distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

            7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

            8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust, are allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

Notes to Financial Statements High Income Bond Portfolio cont'd
---------------------------------------------------------------

            9 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

           10 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

              Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

              Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

              The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.48% of its average daily net assets.

              The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

              Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

              paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

              Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.10% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the period ended December 31, 2004, such excess expenses amounted to $31,571. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the period ended December 31, 2004, there was no reimbursement to Management under this agreement. At December 31, 2004, contingent liabilities to Management under this agreement were as follows:

                                                                     Expiring in
                                                                            2007
                                                                         $31,571

Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Currently, Neuberger is the Fund's sole shareholder. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. For the period ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $229.

Note C--Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities for the period ended December 31, 2004 were as follows:

                                                                      Sales and
                             Purchases              Sales and        Maturities
  Purchases of U.S.     excluding U.S.     Maturities of U.S.    excluding U.S.
     Government and     Government and         Government and    Government and
             Agency             Agency                 Agency            Agency
        Obligations        Obligations            Obligations       Obligations
                $--         $5,383,472                    $--        $2,396,784

Notes to Financial Statements High Income Bond Portfolio cont'd
---------------------------------------------------------------
Note D--Fund Share Transactions:

Share activity for the period ended December 31, 2004 was as follows:

                                        For the Period
                                                 Ended
                                     December 31, 2004
Shares Sold                                    300,000
Shares Issued on Reinvestment of
 Dividends and Distributions                     4,558
Shares Redeemed                                     --
                                                 -----
Total                                          304,558
                                               -------

Note E--Line of Credit:

At December 31, 2004, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to all or any part of the $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2004, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Financial Highlights High Income Bond Portfolio
-----------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.++

                                                                    Period from
                                                            September 15, 2004^
                                                                to December 31,
                                                                            2004

                                                                          $10.00
Net Asset Value, Beginning of Period                                      ------
Income From Investment Operations:
Net Investment Income (Loss)                                                 .13
Net Gains or Losses on Securities (both realized and unrealized)             .11
                                                                          ------
Total From Investment Operations                                             .24
                                                                          ------
Less Distributions From:
Net Investment Income                                                       (.14)
Net Capital Gains                                                           (.01)
                                                                          ------
Total Distributions                                                         (.15)
                                                                          ------
Net Asset Value, End of Period                                            $10.09
                                                                          ------
Total Return++                                                             +2.43%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                   $  3.1
Ratio of Gross Expenses to Average Net Assets#                              1.13% *
Ratio of Net Expenses to Average Net Assets[sec]                            1.10%*
Ratio of Net Investment Income (Loss) to Average Net Assets                 4.39 %*
Portfolio Turnover Rate                                                      104%**

                                       15
See Notes to Financial Highlights

Notes to Financial Highlights High Income Bond Portfolio
--------------------------------------------------------

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.


[sec] After reimbursement of expenses by the administrator. Had the administrator not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

                                                                    Period from
                                                              September 15, 2004
                                                                 to December 31,
                                                                            2004
                                                                            4.64%

^  The date investment operations commenced.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during the fiscal period.

*  Annualized.

** Not annualized.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------

To the Shareholders and Board of Trustees of High Income Bond Portfolio, a Series of
Neuberger Berman Advisers Management Trust
New York, New York

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Bond Portfolio, a series of Neuberger Berman Advisers Management Trust, as of December 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 15, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Income Bond Portfolio as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the period from September 15, 2004 to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

                                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 21, 2005

Trustees and Officers (Unaudited)
---------------------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

                               Position and
  Independent Trustees       Length of Time
  Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
  John Cannon (74)           Trustee since    Consultant. Formerly,
                             2000             Chairman, CDC Investment
                                              Advisers (registered investment
                                              adviser) 1993 to January 1999;
                                              formerly, President and Chief
                                              Executive Officer, AMA
                                              Investment Advisors, an affiliate
                                              of the American Medical
                                              Association.
--------------------------------------------------------------------------------
  Faith Colish (69)          Trustee since    Counsel, Carter Ledyard &
                             1984             Millburn LLP (law firm) since
                                              October 2002; formerly,
                                              Attorney-at-Law and President,
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.
--------------------------------------------------------------------------------
  Walter G. Ehlers(4) (71)   Trustee since    Consultant; Retired President
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).
--------------------------------------------------------------------------------
  C. Anne Harvey (67)        Trustee since    Consultant, C. A. Harvey
                             1998             Associates, since June 2001;
                                              formerly, Director, AARP, 1978
                                              to December 2001.
--------------------------------------------------------------------------------

                                Number of
                              Portfolios in
                              Fund Complex
    Independent Trustees       Overseen by   Other Directorships Held Outside Fund
  Name, Age, and Address(1)      Trustee              Complex by Trustee
--------------------------------------------------------------------------------
  John Cannon (74)                 41       Independent Trustee or Director of
                                            three series of Oppenheimer Funds:
                                            Limited Term New York Municipal
                                            Fund, Rochester Fund Municipals,
                                            and Oppenheimer Convertible
                                            Securities Fund, since 1992.
--------------------------------------------------------------------------------
  Faith Colish (69)                41       Director, American Bar Retirement
                                            Association (ABRA) since 1997
                                            (not-for-profit membership
                                            association).
--------------------------------------------------------------------------------
  Walter G. Ehlers(4) (71)         41       None.
--------------------------------------------------------------------------------
  C. Anne Harvey (67)              41       President, Board of Associates to
                                            The National Rehabilitation
                                            Hospital's Board of Directors since
                                            2002; formerly, Member, Individual
                                            Investors Advisory Committee to the
                                            New York Stock Exchange Board
                                            of Directors, 1998 to June 2002;
                                            formerly, Member, American
                                            Savings Education Council's Policy
                                            Board (ASEC), 1998 to 2000;
                                            formerly, Member, Executive
                                            Committee, Crime Prevention
                                            Coalition of America, 1997 to 2000.
--------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

                              Position and
    Independent Trustees     Length of Time
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
  Barry Hirsch (71)         Trustee since    Attorney-at-Law. Formerly,
                            2000             Senior Counsel, Loews
                                             Corporation (diversified
                                             financial corporation) May 2002
                                             until April 2003; formerly,
                                             Senior Vice President, Secretary
                                             and General Counsel,
                                             Loews Corporation.
--------------------------------------------------------------------------------
  Robert A. Kavesh (77)     Trustee since    Marcus Nadler Professor
                            2000             Emeritus of Finance and
                                             Economics, New York
                                             University Stern School
                                             of Business.
--------------------------------------------------------------------------------
  Howard A. Mileaf (67)     Trustee since    Retired. Formerly, Vice
                            1999             President and Special Counsel,
                                             WHX Corporation (holding
                                             company) 1993 to 2001.
--------------------------------------------------------------------------------
  William E. Rulon (72)     Trustee since    Retired. Formerly, Senior Vice
                            2000             President, Foodmaker, Inc.
                                             (operator and franchiser of
                                             restaurants) until January 1997.
--------------------------------------------------------------------------------
  Cornelius T. Ryan (73)    Trustee since    Founding General Partner,
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners (venture
                                             capital partnerships) and
                                             President, Oxford Venture
                                             Corporation.
--------------------------------------------------------------------------------

                               Number of
                             Portfolios in
                             Fund Complex
    Independent Trustees      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Trustee              Complex by Trustee
-------------------------------------------------------------------------------
  Barry Hirsch (71)               41       None.
-------------------------------------------------------------------------------
  Robert A. Kavesh (77)           41       Director, DEL Laboratories, Inc.
                                           (cosmetics and pharmaceuticals)
                                           since 1978; Director, The Caring
                                           Community (not-for-profit).
--------------------------------------------------------------------------------
  Howard A. Mileaf (67)           41       Director, WHX Corporation
                                           (holding company) since August
                                           2002; Director, Webfinancial
                                           Corporation (holding company)
                                           since December 2002; Director, State
                                           Theatre of New Jersey (not-for-
                                           profit theater) since 2000; formerly,
                                           Director, Kevlin Corporation
                                           (manufacturer of microwave and
                                           other products).
--------------------------------------------------------------------------------
  William E. Rulon (72)           41       Director, Pro-Kids Golf and
                                           Learning Academy (teach golf and
                                           computer usage to "at risk" children)
                                           since 1998; formerly, Director,
                                           Prandium, Inc. (restaurants) from
                                           March 2001 until July 2002.
--------------------------------------------------------------------------------
  Cornelius T. Ryan (73)          41       Director, Capital Cash Management
                                           Trust (money market fund),
                                           Naragansett Insured Tax-Free
                                           Income Fund, Rocky Mountain
                                           Equity Fund, Prime Cash Fund,
                                           several private companies and
                                           QuadraMed Corporation
                                           (NASDAQ).
--------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

                               Position and
    Independent Trustees      Length of Time
  Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
  Tom D. Seip (54)           Trustee since    General Partner, Seip
                             2000             Investments LP (a private
                                              investment partnership);
                                              formerly, President and CEO,
                                              Westaff, Inc. (temporary
                                              staffing), May 2001 to January
                                              2002; Senior Executive at the
                                              Charles Schwab Corporation
                                              from 1983 to 1999, including
                                              Chief Executive Officer,
                                              Charles Schwab Investment
                                              Management, Inc. and Trustee,
                                              Schwab Family of Funds and
                                              Schwab Investments from
                                              1997 to 1998 and Executive
                                              Vice President-Retail
                                              Brokerage, Charles Schwab
                                              Investment Management from
                                              1994 to 1997.
--------------------------------------------------------------------------------
  Candace L. Straight (57)   Trustee since    Private investor and consultant
                             1999             specializing in the insurance
                                              industry; formerly, Advisory
                                              Director, Securitas Capital
                                              LLC (a global private equity
                                              investment firm dedicated to
                                              making investments in the
                                              insurance sector) 1998 to
                                              December 2002.
--------------------------------------------------------------------------------
  Peter P. Trapp (60)        Trustee since    Regional Manager for Atlanta
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              formerly, President, Ford Life
                                              Insurance Company, April 1995
                                              to August 1997.
--------------------------------------------------------------------------------

                                Number of
                              Portfolios in
                              Fund Complex
    Independent Trustees       Overseen by   Other Directorships Held Outside Fund
  Name, Age, and Address(1)      Trustee              Complex by Trustee
--------------------------------------------------------------------------------
  Tom D. Seip (54)                 41       Director, H&R Block, Inc. (financial
                                            services company) since May 2001;
                                            Director, Forward Management, Inc.
                                            (asset management) since 2001;
                                            formerly, Director, General Magic
                                            (voice recognition software) 2001
                                            until 2002; formerly, Director,
                                            E-Finance Corporation (credit
                                            decisioning services) 1999 to 2003;
                                            formerly, Director, Save-Daily.com
                                            (micro investing services) 1999 to
                                            2003; Director, Offroad Capital Inc.
                                            (pre-public internet commerce
                                            company).
--------------------------------------------------------------------------------
  Candace L. Straight (57)         41       Director, The Proformance Insurance
                                            Company (personal lines property
                                            and casualty insurance company)
                                            since March 2004; Director,
                                            Providence Washington (property
                                            and casualty insurance company)
                                            since December 1998; Director,
                                            Summit Global Partners (insurance
                                            brokerage firm) since October 2000.
--------------------------------------------------------------------------------
  Peter P. Trapp (60)              41       None.
--------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

      Trustees who are        Position and
    "Interested Persons"     Length of Time
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
  Edward I. O'Brien* (76)   Trustee since    Formerly, Member, Investment
                            2000             Policy Committee, Edward
                                             Jones 1993 to 2001; President,
                                             Securities Industry Association
                                             ("SIA") (securities industry's
                                             representative in government
                                             relations and regulatory
                                             matters at the federal and state
                                             levels) 1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.
--------------------------------------------------------------------------------
  Jack L. Rivkin* (64)      President and    Executive Vice President and
                            Trustee since    Chief Investment Officer,
                            December         Neuberger Berman Inc.
                            2002             (holding company) since 2002
                                             and 2003, respectively;
                                             Executive Vice President and
                                             Chief Investment Officer,
                                             Neuberger Berman since
                                             December 2002 and 2003,
                                             respectively; Director and
                                             Chairman, NB Management
                                             since December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments, Inc.
                                             from September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc. from September
                                             1995 to February 2002.
--------------------------------------------------------------------------------

                               Number of
                             Portfolios in
      Trustees who are       Fund Complex
    "Interested Persons"      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Trustee              Complex by Trustee
--------------------------------------------------------------------------------
  Edward I. O'Brien* (76)         41       Director, Legg Mason, Inc. (financial
                                           services holding company) since
                                           1993; formerly, Director, Boston
                                           Financial Group (real estate and tax
                                           shelters) 1993 to 1999.
--------------------------------------------------------------------------------
  Jack L. Rivkin* (64)            41       Director, Dale Carnegie and
                                           Associates, Inc. (private company)
                                           since 1998; Director, Emagin Corp.
                                           (public company) since 1997;
                                           Director, Solbright, Inc. (private
                                           company) since 1998; Director,
                                           Infogate, Inc. (private company)
                                           since 1997; Director, Broadway
                                           Television Network (private
                                           company) since 2000.
--------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

      Trustees who are        Position and
    "Interested Persons"     Length of Time
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
---------------------------------------------------------------------------
  Peter E. Sundman* (45)    Chairman of      Executive Vice President,
                            the Board,       Neuberger Berman Inc.
                            Chief            (holding company) since 1999;
                            Executive        Head of Neuberger Berman
                            Officer and      Inc.'s Mutual Funds and
                            Trustee          Institutional Business since
                            since 2000       1999; President and Director,
                            President        NB Management since 1999;
                            and Chief        Executive Vice President,
                            Executive        Neuberger Berman since 1999;
                            Officer from     formerly, Principal, Neuberger
                            1999 to 2000     Berman from 1997 until 1999;
                                             formerly, Senior Vice President,
                                             NB Management from 1996
                                             until 1999.
--------------------------------------------------------------------------------

                               Number of
                             Portfolios in
      Trustees who are       Fund Complex
    "Interested Persons"      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Trustee              Complex by Trustee
--------------------------------------------------------------------------------
  Peter E. Sundman* (45)          41       Director and Vice President,
                                           Neuberger & Berman Agency, Inc.
                                           since 2000; formerly, Director,
                                           Neuberger Berman Inc. (holding
                                           company) from October 1999
                                           through March 2003; Trustee,
                                           Frost Valley YMCA.
-------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
    (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) Retired (effective the close of business December 31, 2004).

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Information about the Officers of the Trust

                                      Position and
 Name, Age, and Address(1)      Length of Time Served(2)                      Principal Occupation(s)(3)
---------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (48)    Secretary since 1985             Vice President-Mutual Fund Board Relations,
                                                             NB Management since 2000; Vice President, Neuberger
                                                             Berman since 2002 and employee since 1999; formerly,
                                                             Vice President, NB Management from 1986 to 1999;
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (four since 2002, three since 2003, and four since 2004).

 Philip R. Carroll (70)     Chief Compliance Officer         Vice President, Neuberger Berman since 2002; Associate
                            since 2004                       General Counsel, Neuberger Berman since 2001; Director-
                                                             Mutual Fund Compliance, NB Management since 1995;
                                                             Chief Legal Officer, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (ten since 2003 and four since
                                                             2004); Chief Compliance Officer, fourteen registered
                                                             investment companies for which NB Management acts
                                                             as investment manager and administrator (fourteen since
                                                             2004) and Lehman Brothers/First Trust Income
                                                             Opportunity Fund.

 Robert Conti (48)          Vice President since 2000        Senior Vice President, Neuberger Berman since 2003,
                                                             formerly, Vice President, Neuberger Berman from 1999
                                                             until 2003; Senior Vice President, NB Management since
                                                             2000; formerly, Controller, NB Management until 1996;
                                                             formerly, Treasurer, NB Management from 1996 until
                                                             1999; Vice President, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

 Brian J. Gaffney (51)      Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                             Senior Vice President, NB Management since 2000;
                                                             formerly, Vice President, NB Management from 1997
                                                             until 1999; Vice President, fourteen registered investment companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

 Sheila R. James (39)       Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; formerly,
                                                             Employee, NB Management from 1991 to 1999; Assistant
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (seven since 2002, three since 2003, and four since 2004).

Trustees and Officers (Unaudited) cont'd
----------------------------------------

                                        Position and
 Name, Age, and Address(1)        Length of Time Served(2)                         Principal Occupation(s)(3)
-------------------------------------------------------------------------------------------------------------
 Kevin Lyons (49)           Assistant Secretary since 2003       Employee, Neuberger Berman since 1999; formerly,
                                                                 Employee, NB Management from 1993 to 1999; Assistant
                                                                 Secretary, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (ten since 2003 and four since 2004).

 John M. McGovern (34)      Assistant Treasurer since 2002       Vice President, Neuberger Berman since January 2004;
                                                                 Employee, NB Management since 1993; Assistant
                                                                 Treasurer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004).

 Barbara Muinos (46)        Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; formerly,
                            and Accounting Officer since 2002;   Assistant Vice President, NB Management from 1993 to
                            prior thereto, Assistant Treasurer   1999; Treasurer and Principal Financial and Accounting
                            since 1996                           Officer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004); formerly, Assistant Treasurer, three registered investment companies for which NB Management acts
                                                                 as investment manager and administrator from 1996
                                                                 until 2002.

 Frederic B. Soule (58)     Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                 formerly, Vice President, Neuberger Berman from 1999
                                                                 until 2003; formerly, Vice President, NB Management
                                                                 from 1995 until 1999; Vice President, fourteen registered
                                                                 investment companies for which NB Management acts as
                                                                 investment manager and administrator (three since 2000,
                                                                 four since 2002, three since 2003, and four since 2004).

-------------


(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Proxy Voting Policies and Procedures
------------------------------------

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.

Quarterly Portfolio Schedule
----------------------------

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Annual Report
December 31, 2004

                                                      [LOGO}
                                                      NEUBURGER BERMAN
                                                      A Lehman Brother's Company

                                     Neuberger Berman
                                     Advisers
                                     Management
                                     Trust
--------------------------------------------------------------------------------
                                     Limited
                                     Maturity
                                     Bond
                                     Portfolio[Reg(TM)]
B1011 02/05

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Limited Maturity Bond Portfolio Managers' Commentary
----------------------------------------------------
The Neuberger Berman AMT Limited Maturity Bond Portfolio provided modestly positive returns in 2004, slightly trailing its benchmark, the Merrill Lynch 1-3 Year Treasury Index.(2)

Mixed economic signals kept bond investors guessing in 2004. In the first quarter, despite several consecutive quarters of strong Gross Domestic Product
(GDP) growth, investors seemed to doubt that the economic recovery was for real. As a result, bond prices were quite stable. Then, investors' doubts over the strength of the economy evaporated with the April 2 release of a surprisingly strong March jobs report, and bond prices started to fall. A healthy April jobs report kept the pressure on bond prices. Then in June, with rapidly rising oil prices and uncertainty spawned by a tight Presidential election race, economic growth began to slow. Investors came back to bonds, prices firmed, and yields stabilized. The market then went into wait-and-see mode for a few months, before yields began to rise again during the fourth quarter.

We started fiscal 2004 in a defensive posture, with a below benchmark duration (sensitivity to interest rates) of 1.3 years. Our caution reflected our recognition that low bond yields provided a thin cushion to offset potential price declines in an economy that appeared to be gaining momentum. We maintained a low duration at the end of March, prior to the release of the strong jobs report. This conservative duration posture helped shield shareholder capital as bonds retreated in April and May. We ended the year at a modestly conservative 1.6-year duration. For full-year 2004, our generally conservative duration management enhanced returns.

Shifts in sector allocation throughout the year were designed to take advantage of evolving opportunities in the market. Much of our sector realignment came in the fourth quarter as we enhanced portfolio yield by reducing our allocation to Treasuries and increased our exposure to high-credit-quality alternatives including asset-backed, corporate, and government agency securities. As lower rated credit spreads narrowed versus higher grade alternatives, we upgraded our corporate portfolio by reducing exposure to relatively less creditworthy issuers. We also reduced our weighting in mortgage-backed securities to almost zero, because mortgages tend to underperform during periods of interest rate volatility.

By year-end 2004, the Federal Reserve had instituted five 25-basis-point rate hikes and the Fed Funds rate stood at 2.25%. We believe that the Fed will continue to raise rates at a "measured pace" with the Fed Funds rate probably reaching 3.5% by year-end 2005. The election is over and President Bush appears to have a mandate to perpetuate what many investors consider pro-business policies. Job growth has regained momentum, indicating that the economy has emerged from the summer doldrums and is now back on a solid footing. A healthy economy may continue to keep pressure on bond prices. Consequently, we believe it is prudent to maintain the portfolio's below benchmark duration. We are likely to continue attempting to enhance portfolio yield by diversifying away from Treasuries to other high quality, higher yielding sectors.

In closing, we continually monitor economic trends that may affect U.S. interest rates and bond prices. Among the things we are watching closely are the valuation of the U.S. dollar, the potential revaluation of the Chinese currency, and America's federal budget and current account deficits. Moving forward, the portfolio posture that served our

Limited Maturity Bond Portfolio Managers' Commentary cont'd
-----------------------------------------------------------

investors well in 2004 will remain in place until our view of the economy and fixed income markets begins to change. Over the long term, we believe that we can add value through prudent duration management, sector allocation, and security selection without exposing shareholders to above-market risk.

Sincerely,

/s/ Ted Giuliano         /s/ John Dugenske

                        TED GIULIANO AND JOHN DUGENSKE
                             PORTFOLIO CO-MANAGERS

Average Annual Total Return(1)

                        Limited Matturity            Merrill Lynch 1-3 Year
                           Bond Portfolio                Treasury Index(2)

1 Year                         0.78%                        0.91%

5 Year                         4.78%                        4.93%

10 Year                        5.15%                        5.71%

Life Fund                      6.80%                        7.13%
--------------------------------------------------------------------------------
Inception Date            09/10/1984

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/ performance.

---------------------------------------------------------------
Comparison of a $10,000 Investment

                                       Merrill Lynch
                Limited Maturity            1-3 Year
                  Bond Portfolio      Treasury Index
               -------------------------------------
12/31/1994              $ 10,000            $ 10,000
-----------------------------------------------------
12/31/1995              $ 11,093            $ 11,100
-----------------------------------------------------
12/31/1996              $ 11,571            $ 11,653
-----------------------------------------------------
12/31/1997              $ 12,351            $ 12,428
-----------------------------------------------------
12/31/1998              $ 12,894            $ 13,298
-----------------------------------------------------
12/31/1999              $ 13,084            $ 13,705
-----------------------------------------------------
12/31/2000              $ 13,972            $ 14,801
-----------------------------------------------------
12/31/2001              $ 15,199            $ 16,029
-----------------------------------------------------
12/31/2002              $ 16,010            $ 16,952
-----------------------------------------------------
12/31/2003              $ 16,398            $ 17,273
-----------------------------------------------------
12/31/2004              $ 16,526            $ 17,430
-----------------------------------------------------

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of a dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

Rating Diversification
(% by Ratings)

AAA/Government/Government
    Agency ..............   54.3%
AA ......................    3.3
A .......................   30.6
BBB .....................    9.9
BB ......................    0.4
B .......................    0.0
CCC .....................    0.0
CC ......................    0.0
C .......................    0.0
D .......................    0.0
Not Rated ...............    0.0
Short Term ..............    1.5

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004 Endnotes
--------

     1. 0.78%, 4.78% and 5.15% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2004. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

     2. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

Information About Your Fund's Expenses
--------------------------------------

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                   Actual Expenses: The first section
                                                    of the table provides
                                                    information about actual
                                                    account values and actual
                                                    expenses in dollars. You may
                                                    use the information in this
                                                    line, together with the
                                                    amount you invested, to
                                                    estimate the expenses you
                                                    paid over the period.

 Hypothetical Example for Comparison Purposes:      The second section
                                                    of the table provides
                                                    information about
                                                    hypothetical account values
                                                    and hypothetical expenses
                                                    based on the Fund's actual
                                                    expense ratio and an assumed
                                                    rate of return at 5% per
                                                    year before expenses. This
                                                    return is not the Fund's
                                                    actual return. The
                                                    hypothetical account values
                                                    and expenses may not be used
                                                    to estimate the actual
                                                    ending account balance or
                                                    expenses you paid for the
                                                    period. You may use this
                                                    information to compare the
                                                    ongoing costs of investing
                                                    in this Fund versus other
                                                    funds. To do so, compare
                                                    this 5% hypothetical example
                                                    with the 5% hypothetical
                                                    examples that appear in the
                                                    shareholder reports of other
                                                    funds.

Expense Information As of 12/31/04 (Unaudited)
----------------------------------------------

Neuberger Berman Advisers Management Trust Limited Maturity Bond Portfolio
--------------------------------------------------------------------------


                                Beginning          Ending       Expenses Paid
Actual                         Account Value   Account Value  During the Period*
Class I                        $1,000          $ 1,007.80      $ 3.63

Hypothetical (5% annual return before expenses)**
Class I                        $1,000          $ 1,021.52      $ 3.66

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Schedule of Investments Limited Maturity Bond Portfolio
-------------------------------------------------------

Principal Amount                                                                Rating[sec]      Market Value+
                                                                               Moody's   S&P
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government
(23.4%)
 $ 5,475,000   U.S. Treasury Notes, 1.63%, due 3/31/05                          TSY       TSY      $  5,466,448
     985,000   U.S. Treasury Notes, 1.88%, due 11/30/05                         TSY       TSY           977,305
  16,000,000   U.S. Treasury Notes, 1.88%, due 12/31/05                         TSY       TSY        15,861,248
  21,200,000   U.S. Treasury Notes, 1.88%, due 1/31/06                          TSY       TSY        20,996,289
  16,000,000   U.S. Treasury Notes, 1.63%, due 2/28/06                          TSY       TSY        15,783,120
   4,965,000   U.S. Treasury Notes, 2.25%, due 4/30/06                          TSY       TSY         4,923,885
   8,900,000   U.S. Treasury Notes, 2.50%, due 10/31/06                         TSY       TSY         8,816,910
   2,000,000   U.S. Treasury Notes, 3.00%, due 2/15/08                          TSY       TSY         1,983,672
   1,000,000   U.S. Treasury Notes, 3.38%, due 9/15/09                          TSY       TSY           990,859
                                                                                                   ------------
               Total U.S. Treasury Securities-Backed by the Full Faith and Credit
               of the U.S. Government (Cost $76,406,175)                                             75,799,736
                                                                                                   ------------
U.S. Government Agency Securities (10.7%)
  14,500,000   Federal Home Loan Bank, Bonds, 2.88%, due 8/15/06                AGY       AGY        14,433,111
   4,000,000   Federal Home Loan Bank, Disc. Notes, 4.13%, due 1/14/05          AGY       AGY         4,001,772
  15,500,000   Freddie Mac, Notes, 5.50%, due 7/15/06                           AGY       AGY        16,040,268
                                                                                                   ------------
               Total U.S. Government Agency Securities (Cost $34,551,858)                            34,475,151
                                                                                                   ------------
Mortgage-Backed Securities (1.3%)
Fannie Mae
     979,176   Collateralized Mortgage Obligations, Planned Amortization
               Certificates, Ser. 2003-16, Class PA, 4.50%, due 11/25/09        AGY       AGY           983,294
Freddie Mac
     363,566   Collateralized Mortgage Obligations, Planned Amortization
               Certificates, Ser. 2592, Class PA, 4.50%, due 12/15/07           AGY       AGY           363,331
      12,847   Mortgage Participation Certificates, 10.00%, due 4/1/20          AGY       AGY            14,310
     476,717   Pass-Through Certificates, 5.00%, due 2/1/07                     AGY       AGY           486,992
Government National Mortgage Association
   2,321,656   Pass-Through Certificates, 6.00%, due 1/15/33                    AGY       AGY         2,407,735
                                                                                                   ------------
               Total Mortgage-Backed Securities (Cost $4,262,774)                                     4,255,662
                                                                                                   ------------
Corporate Debt Securities (46.7%)
   3,000,000   Allstate Corp., Senior Notes, 7.88%, due 5/1/05                  A1        A+          3,047,943
   3,300,000   American Express Co., Notes, 5.50%, due 9/12/06                  A1        A+          3,417,955
   1,765,000   AT&T Wireless Services, Inc., Senior Notes, 7.35%, due 3/1/06    Baa2      A           1,846,435
   4,100,000   Bank of America Corp., Senior Notes, 3.88%, due 1/15/08          Aa2       A+          4,131,976
   2,990,000   Bank of New York Co., Inc., Senior Notes, 5.20%, due 7/1/07      Aa3       A+          3,108,574
   3,500,000   Bank One Corp., Notes, 6.50%, due 2/1/06                         Aa3       A+          3,623,098
   2,650,000   Bear Stearns Co., Inc., Notes, 6.50%, due 5/1/06                 A1        A           2,758,687
   3,100,000   Berkshire Hathaway Finance, Notes, 3.40%, due 7/2/07             Aaa       AAA         3,092,672**
   1,900,000   Boeing Capital Corp., Senior Notes, 5.65%, due 5/15/06           A3        A           1,959,206
   3,100,000   British Telecom PLC, Notes, 7.88%, due 12/15/05                  Baa1      A-          3,233,266
   1,550,000   Capital One Bank, Senior Notes, 8.25%, due 6/15/05               Baa2      BBB         1,584,427
   3,400,000   Caterpillar Financial Services Corp., Medium-Term Notes,
               2.59%, due 7/15/06                                               A2        A           3,367,812
   1,700,000   CBS Corp., Guaranteed Senior Notes, 7.15%, due 5/20/05           A3        A-          1,725,594
   1,285,000   Chase Manhattan Corp., Subordinated Notes, 7.25%, due 6/1/07     A1        A           1,391,214
   3,200,000   CIT Group, Inc., Senior Notes, 4.13%, due 2/21/06                A2        A           3,232,518
   3,400,000   Citigroup Global Markets, Notes, 5.88%, due 3/15/06              Aa1       AA-         3,505,716
   3,250,000   Coca-Cola Enterprises, Notes, 5.38%, due 8/15/06                 A2        A           3,352,927
   1,900,000   Comcast Cable Communications, Senior Notes, 6.38%, due 1/30/06   Baa3      BBB         1,962,588
   2,825,000   Credit Suisse First Boston USA, Inc., Notes, 5.88%, due 8/1/06   Aa3       A+          2,936,054

See Notes to Schedule of Investments   5

Schedule of Investments Limited Maturity Bond Portfolio cont'd

Principal Amount                                                                   Rating[sec]    Market Value+
                                                                                   Moody's   S&P
 $ 2,800,000   Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes,
               6.40%, due 5/15/06                                                  A3        BBB      $  2,912,820
   1,600,000   Deutsche Telekom International Finance, Guaranteed Notes,
               8.25%, due 6/15/05                                                  Baa1      BBB+        1,637,286
   3,400,000   Diageo Finance BV, Guaranteed Notes, 3.00%, due 12/15/06            A2        A           3,371,175
   1,150,000   Enterprise Products Operating, Senior Notes,
               4.00%, due 10/15/07                                                 Baa3      BB+         1,147,193**
   1,010,000   EOP Operating Limited Partnership, Notes, 6.63%, due 2/15/05        Baa2      BBB+        1,014,546
   1,300,000   Equitable Life Assurance Society USA, Notes,
               6.95%, due 12/1/05                                                  A2        A           1,340,979**
   1,550,000   Everest Reinsurance Holdings, Inc., Senior Notes,
               8.50%, due 3/15/05                                                  A3        A-          1,564,550
   6,200,000   General Electric Capital Corp., Notes, 3.50%, due 5/1/08            Aaa       AAA         6,153,798
     700,000   General Motors Acceptance Corp., Notes, 6.13%, due 9/15/06          Baa1      BBB-          717,628
     710,000   General Motors Acceptance Corp., Notes, 6.13%, due 2/1/07           Baa1      BBB-          729,084
   4,100,000   Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08                Aa3       A+          4,151,529
   1,600,000   Hertz Corp., Senior Notes, 8.25%, due 6/1/05                        Baa2                  1,627,730
   3,300,000   Hewlett-Packard Co., Notes, 5.50%, due 7/1/07                       A3        A-          3,441,471
   3,200,000   HSBC Finance Corp., Notes, 5.75%, due 1/30/07                       A1        A           3,340,346
   1,600,000   International Lease Finance Corp., Floating Rate Notes,
               3.30%, due 1/13/05                                                  A1        AA-         1,600,275
   1,500,000   J.P. Morgan Chase & Co., Senior Notes, 5.63%, due 8/15/06           Aa3       A+          1,553,987
   2,700,000   John Deere Capital Corp., Notes, 5.13%, due 10/19/06                A3        A-          2,780,495
   2,175,000   Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                        A3        BBB+        2,219,844
   1,600,000   Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%, due 5/15/05     Baa3      BBB-        1,625,550
   1,550,000   Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07                Baa3      BBB         1,655,969
   4,100,000   Merrill Lynch & Co., Notes, 6.13%, due 5/16/06                      Aa3       A+          4,260,412
   1,500,000   MetLife, Inc., Debentures, 3.91%, due 5/15/05                       A2        A           1,506,693
   3,850,000   Morgan Stanley, Bonds, 5.80%, due 4/1/07                            Aa3       A+          4,036,236
   3,200,000   National Rural Utilities Cooperative Finance Corp.,
               Collateral Trust, 6.00%, due 5/15/06                                A1        A+          3,314,618
     594,000   Raytheon Co., Notes, 6.50%, due 7/15/05                             Baa3      BBB-          604,611
   1,600,000   Reliant Energy Resources Corp., Notes, Ser. B, 8.13%, due 7/15/05   Ba1       BBB         1,642,142
   1,230,000   Safeway, Inc., Notes, 2.50%, due 11/1/05                            Baa2      BBB         1,223,047
   1,800,000   Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%, due 6/9/05        A3        A+          1,823,801
   3,750,000   SBC Communications, Inc., Notes, 5.75%, due 5/2/06                  A2        A           3,870,229
   1,540,000   Sprint Capital Corp., Guaranteed Notes, 6.00%, due 1/15/07          Baa3      BBB-        1,611,758
   3,300,000   Target Corp., Notes, 3.38%, due 3/1/08                              A2        A+          3,271,538
   1,400,000   Time Warner, Inc., Notes, 5.63%, due 5/1/05                         Baa1      BBB+        1,412,893
   1,770,000   Time Warner, Inc., Notes, 7.75%, due 6/15/05                        Baa1      BBB+        1,803,327
   2,150,000   Union Bank of Switzerland-NY, Subordinated Notes,
               7.25%, due 7/15/06                                                  Aa3       AA          2,274,494
   1,600,000   Univision Communications, Inc., Guaranteed Notes,
               3.50%, due 10/15/07                                                 Baa2      BBB-        1,581,122
   3,100,000   U.S. Bank NA, Notes, 2.85%, due 11/15/06                            Aa2       AA-         3,073,898
   3,990,000   Verizon Wireless Capital, Notes, 5.38%, due 12/15/06                A3        A+          4,132,862
   4,100,000   Wachovia Corporation, Notes, 4.95%, due 11/1/06                     Aa3       A           4,214,164
   1,700,000   Walt Disney Co., Notes, 7.30%, due 2/8/05                           Baa1      BBB+        1,707,259
   3,100,000   Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07           A3        A-          3,228,362
     810,000   Weyerhaeuser Co., Notes, 5.50%, due 3/15/05                         Baa2      BBB           813,730
   1,600,000   Weyerhaeuser Co., Notes, 6.00%, due 8/1/06                          Baa2      BBB         1,662,683
                                                                                                      ------------
               Total Corporate Debt Securities (Cost $151,017,133)                                     150,934,796
                                                                                                      ------------

See Notes to Schedule of Investments   6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Schedule of Investments Limited Maturity Bond Portfolio
-------------------------------------------------------

 Principal Amount                                                             Rating[sec]   Market Value+
                                                                               Moody's   S&P
Foreign Government Securities^ (3.1%)
 EUR  4,800,000  Bundesobligation, 3.50%, due 10/10/08                         Aaa       AAA    $    6,643,090
 EUR  2,540,000  Bundesobligation, 3.25%, due 4/17/09                          Aaa       AAA         3,479,250
                                                                                                --------------
                 Total Foreign Government Securities (Cost $9,246,418)                              10,122,340
                                                                                                --------------
Asset-Backed Securities (12.6%)
 $    5,000,000  Capital Auto Receivables Asset Trust, Ser. 2004-2,
                 Class A3, 3.58%, due 1/15/09                                  Aaa       AAA         4,997,655
      3,100,000  Capital One Prime Auto Receivables Trust, Ser. 2004-3,
                 Class A3, 3.39%, due 1/15/09                                  Aaa       AAA         3,097,095
      6,650,000  Chase Manhattan Auto Owner Trust, Ser. 2003-A,
                 Class A4, 2.06%, due 12/15/09                                 Aaa       AAA         6,483,324
      6,400,000  Citibank Credit Card Issuance Trust, Ser. 2004-A1,
                 Class A1, 2.55%, due 1/20/09                                  Aaa       AAA         6,291,094
      6,500,000  Daimler Chrysler Auto Trust, Ser. 2003-B, Class A4,
                 2.86%, due 3/9/09                                             Aaa       AAA         6,428,315
      6,905,000  Honda Auto Receivables Owner Trust, Ser. 2004-3, Class A4,
                 3.28%, due 2/18/10                                            Aaa       AAA         6,813,887
      6,400,000  MBNA Credit Card Master Note Trust, Ser. 2002-A1, Class A1,
                 4.95%, due 6/15/09                                            Aaa       AAA         6,608,070
                                                                                                --------------
                 Total Asset-Backed Securities (Cost $40,941,936)                                   40,719,440
                                                                                                --------------
Repurchase Agreements (1.6%)
      5,240,000  State Street Bank and Trust Co. Repurchase Agreement, 1.50%,
                 due 1/3/05, dated 12/31/04, Maturity Value $5,240,655,
                 Collateralized by $3,665,000 U.S. Treasury Bonds, 8.75%, due
                 8/15/20 (Collateral Value $5,403,584)
                 (Cost $5,240,000)                                                                   5,240,000#
                                                                                                 --------------
                 Total Investments (99.4%) (Cost $321,666,294)                                     321,547,125##
                 Cash, receivables and other assets, less liabilities (0.6%)                         1,807,616
                                                                                                --------------
                 Total Net Assets (100.0%)                                                      $  323,354,741
                                                                                                --------------

                                       7
See Notes to Schedule of Investments

Notes to Schedule of Investments Limited Maturity Bond Portfolio
-----------------------------------------------------------------

+ Investments in securities by Neuberger Berman Advisers Management Trust Limited Maturity Bond Portfolio (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2004, the cost of investments for U.S. Federal income tax purposes was $324,468,784. Gross unrealized appreciation of investments was $1,115,978 and gross unrealized depreciation of investments was $4,037,637, resulting in net unrealized depreciation of $2,921,659 based on cost for U.S. Federal income tax purposes.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At December 31, 2004, these securities amounted to $5,580,844 or 1.7% of net assets.

[sec]Credit ratings are unaudited.

^ Principal amount is stated in the currency in which the security is denominated.

     EUR = Euro Currency
                                       8
See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Assets and Liabilities


                                                                                   Limited Maturity
Neuberger Berman Advisers Management Trust                                           Bond Portfolio
Assets
  Investments in securities, at market value* (Note A)-see Schedule of Investments:
---------------------------------------------------------------------------------------------------
  Unaffiliated issuers                                                                $ 321,547,125
---------------------------------------------------------------------------------------------------
  Cash                                                                                        9,906
---------------------------------------------------------------------------------------------------
  Interest receivable                                                                     3,400,386
---------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                           840,971
---------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                           1,898
---------------------------------------------------------------------------------------------------
Total Assets                                                                            325,800,286
---------------------------------------------------------------------------------------------------
Liabilities
  Payable for forward foreign currency exchange contracts sold (Note C)                     105,361
---------------------------------------------------------------------------------------------------
  Payable for securities purchased                                                        2,006,844
---------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                           68,144
---------------------------------------------------------------------------------------------------
  Payable to investment manager (Note B)                                                     65,854
---------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                         105,371
---------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                        93,971
---------------------------------------------------------------------------------------------------
Total Liabilities                                                                         2,445,545
---------------------------------------------------------------------------------------------------
Net Assets at value                                                                   $ 323,354,741
---------------------------------------------------------------------------------------------------
Net Assets consist of:
  Paid-in capital                                                                     $ 332,933,113
---------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                              6,881,726
---------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                (16,245,834)
---------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                       (214,264)
---------------------------------------------------------------------------------------------------
Net Assets at value                                                                   $ 323,354,741
---------------------------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)                        25,215,380
---------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                              $       12.82
---------------------------------------------------------------------------------------------------
*Cost of Investments:
  Unaffiliated issuers                                                                $ 321,666,294
---------------------------------------------------------------------------------------------------

                                        9
See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2004

Statement of Operations
--------------------------

                                                                       Limited Maturity
Neuberger Berman Advisers Management Trust                               Bond Portfolio
Investment Income
Income:
Interest income-unaffiliated issuers (Note A)                           $  9,433,300
----------------------------------------------------------------------------------------
Expenses:
Investment management fee (Note B)                                           783,002
----------------------------------------------------------------------------------------
Administration fee (Note B)                                                1,252,806
----------------------------------------------------------------------------------------
Audit fees                                                                    36,086
----------------------------------------------------------------------------------------
Custodian fees (Note B)                                                      123,059
----------------------------------------------------------------------------------------
Insurance expense                                                              8,102
----------------------------------------------------------------------------------------
Legal fees                                                                    54,406
----------------------------------------------------------------------------------------
Shareholder reports                                                            1,546
----------------------------------------------------------------------------------------
Trustees' fees and expenses                                                   25,325
----------------------------------------------------------------------------------------
Miscellaneous                                                                  8,610
----------------------------------------------------------------------------------------
Total expenses                                                             2,292,942
----------------------------------------------------------------------------------------
Expenses reduced by custodian fee expense offset arrangement (Note B)         (1,774)
----------------------------------------------------------------------------------------
Total net expenses                                                         2,291,168
----------------------------------------------------------------------------------------
Net investment income (loss)                                               7,142,132
----------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                  1,029,095
----------------------------------------------------------------------------------------
   Financial futures contracts                                            (1,110,806)
----------------------------------------------------------------------------------------
   Foreign currency                                                         (621,753)
----------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                     (3,825,197)
----------------------------------------------------------------------------------------
   Foreign currency                                                          (95,095)
----------------------------------------------------------------------------------------
Net gain (loss) on investments                                            (4,623,756)
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $  2,518,376
----------------------------------------------------------------------------------------

                                       10
See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Changes in Net Assets
----------------------------------

                                                                                Limited Maturity
                                                                                 Bond Portfolio
                                                                             ---------------------

Neuberger Berman Advisers Management Trust                                   Year Ended December 31,
                                                                             2004                2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                            $   7,142,132      $    8,939,346
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      (703,464)          3,068,536
---------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments        (3,920,292)         (3,818,388)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             2,518,376           8,189,494
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income                                                     (11,800,669)        (14,350,033)
----------------------------------------------------------------------------------------------------------
From Fund Share Transactions (Note D):
Proceeds from shares sold                                                  93,280,732         130,774,861
---------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions                  11,800,669          14,350,033
----------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                              (78,807,440)       (205,217,357)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                       26,273,961         (60,092,463)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                      16,991,668         (66,253,002)
Net Assets:
Beginning of year                                                         306,363,073         372,616,075
----------------------------------------------------------------------------------------------------------
End of year                                                             $ 323,354,741      $  306,363,073
---------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year               $   6,881,726      $    9,173,333
----------------------------------------------------------------------------------------------------------

                                        11
See Notes to Financial Statements

Notes to Financial Statements Limited Maturity Bond Portfolio
--------------------------------------------------------------
Note A--Summary of Significant Accounting Policies:

1 General: Limited Maturity Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     operating series of Neuberger Berman Advisers Management Trust (the accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts, but the Fund may not invest more than 25% of its total assets in foreign securities denominated in or indexed to

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

     foreign currencies. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6 Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

7 Income tax information: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Notes to Financial Statements Limited Maturity Bond Portfolio cont'd
--------------------------------------------------------------------

     As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, amortization of bond premium, and mortgage dollar rolls, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

Distributions Paid From:
                               Ordinary Income                    Total
                           2004           2003           2004           2003
                          $11,800,669    $14,350,033    $11,800,669    $14,350,033

     As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                 Unrealized            Loss
              Undistributed     Appreciation   Carryforwards
             Ordinary Income   (Depreciation)   and Deferrals         Total
              $9,539,330        $(2,911,393)     $(16,206,309)   $(9,578,372)

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences on wash sales, mark to market on certain forward foreign currency contracts, amortization of bond premium, and Post-October losses.

     Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2004, the fund elected to defer $633,692 net capital losses arising between November 1, 2004 and December 31, 2004.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2004, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

 Expiring in
        2005         2006         2007         2008        2012
     $21,426   $2,478,607   $3,975,890   $6,386,624   $2,710,070

8 Dividends and distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

9 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

10 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust, are allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

11 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12 Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

13 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates: Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first

Notes to Financial Statements Limited Maturity Bond Portfolio cont'd
--------------------------------------------------------------------

     $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2004, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2004, there was no reimbursement to Management under this agreement. At December 31, 2004, the Fund has no contingent liability to Management under this agreement.

     On October 31, 2003, Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $1,774.

     Note C--Securities Transactions:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts and foreign currency contracts) for the year ended December 31, 2004 were as follows:

                                                                                   Sales and
      Purchases of U.S.   Purchases excluding     Sales and Maturities  Maturities excluding
  Government and Agency   U.S. Government and       of U.S. Government   U.S. Government and
            Obligations    Agency Obligations   and Agency Obligations    Agency Obligations
           $290,811,541         $145,727,903              $297,034,725           $97,754,004

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

     During the year ended December 31, 2004, the Fund entered into various contracts to deliver currencies at specified future dates. At December 31, 2004, open contracts were as follows:

           Contracts to                                                  Net Unrealized
Sell            Deliver    In Exchange For   Settlement Date       Value    Depreciation
Euro Dollar   7,525,000        $10,087,020           2/28/05       $10,192,381   $105,361

     Note D--Fund Share Transactions:

     Share activity for the years ended December 31, 2004 and December 31, 2003 was as follows:

                                                               For the Year Ended December 31,
                                                                        2004             2003
Shares Sold                                                        7,077,380        9,615,524
Shares Issued on Reinvestment of Dividends and Distributions         919,055        1,092,088
Shares Redeemed                                                   (5,990,106)     (15,104,458)
                                                                  ----------      -----------
Total                                                              2,006,329       (4,396,846)
                                                                  ----------      -----------

     Note E--Line of Credit:

     At December 31, 2004, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to all or any part of the $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2004, nor had the Fund utilized this line of credit at any time prior to that date.

     Financial Highlights Limited Maturity Bond Portfolio+

     The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.++

                                           Year Ended December 31,
                                      ------------------------------------------
                                                                        2004        2003
Net Asset Value, Beginning of Year                                  $  13.20    $  13.50
                                                                    --------    --------
Income From Investment Operations:
Net Investment Income (Loss)                                             .30         .37
Net Gains or Losses on Securities (both realized and unrealized)        (.20)       (.05)
                                                                    ---------  ---------
Total From Investment Operations                                         .10         .32
                                                                    ---------  ---------
Less Distributions From:
Net Investment Income                                                   (.48)       (.62)
                                                                    ---------  ---------
Net Asset Value, End of Year                                        $  12.82    $  13.20
                                                                    ---------  ---------
Total Return++                                                         +0.78%      +2.42%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                $ 323.4     $ 306.4
Ratio of Gross Expenses to Average Net Assets#                           .73%        .74%
Ratio of Net Expenses to Average Net Assets                              .73%        .74%
Ratio of Net Investment Income (Loss) to Average Net Assets             2.28%       2.73%
Portfolio Turnover Rate                                                  132%         84%

                                                         Year Ended December 31,
                                      ------------------------------------------

                                                                         2002           2001        2000
Net Asset Value, Beginning of Year                                   $  13.47     $    13.19    $  13.24
                                                                     --------     ----------    --------
Income From Investment Operations:
Net Investment Income (Loss)                                              .53            .74Y        .77
Net Gains or Losses on Securities (both realized and unrealized)          .16            .37Y        .07
                                                                     --------     ----------    --------
Total From Investment Operations                                          .69           1.11         .84
                                                                     --------     ----------    --------
Less Distributions From:
Net Investment Income                                                    (.66)         ( .83)       (.89)
                                                                     ---------    ----------    ---------
Net Asset Value, End of Year                                         $  13.50     $    13.47    $  13.19
                                                                     ---------    ----------    ---------
Total Return++                                                          +5.34%         +8.78%      +6.78%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                 $ 372.6      $   292.8     $ 214.4
Ratio of Gross Expenses to Average Net Assets#                            .76%           .73%        .76%
Ratio of Net Expenses to Average Net Assets                               .76%           .73%        .76%
Ratio of Net Investment Income (Loss) to Average Net Assets              4.01%          5.63%Y      5.93%
Portfolio Turnover Rate                                                   120%            89%        109%

 See Notes to Financial Highlights      18

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Notes to Financial Highlights Limited Maturity Bond Portfolio
-------------------------------------------------------------

     + The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Limited Maturity Bond Investment's income and expenses through April 30, 2000 under the prior master-feeder fund structure.

     ++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

     # The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

     ++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

     Y For fiscal years ended after December 31, 2000, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended December 31, 2001, the per share amounts and ratios shown decreased or increased as follows:

                                                                      Year Ended
                                                               December 31, 2001
Net Investment Income                                                      (.02)
Net Gains or Losses on Securities                                           .02
Ratio of Net Investment Income to Average Net Assets                       (.11%)

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Limited Maturity Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Limited Maturity Bond Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Limited Maturity Bond Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                          /S/ ERNST & YOUNG LLP

Boston, Massachusetts
February 4, 2005

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004



Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
    Independent Trustees      Length of Time                                     Overseen by   Other Directorships Held Outside Fund
  Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)       Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  John Cannon (74)           Trustee since    Consultant. Formerly,                  41       Independent Trustee or Director of
                             2000             Chairman, CDC Investment                        three series of Oppenheimer Funds:
                                              Advisers (registered investment                 Limited Term New York Municipal
                                              adviser) 1993 to January 1999;                  Fund, Rochester Fund Municipals,
                                              formerly, President and Chief                   and Oppenheimer Convertible
                                              Executive Officer, AMA                          Securities Fund, since 1992.
                                              Investment Advisors, an affiliate
                                              of the American Medical
                                              Association.
------------------------------------------------------------------------------------------------------------------------------------
  Faith Colish (69)          Trustee since    Counsel, Carter Ledyard &              41       Director, American Bar Retirement
                             1984             Millburn LLP (law firm) since                   Association (ABRA) since 1997
                                              October 2002; formerly,                         (not-for-profit membership
                                              Attorney-at-Law and President,                  association).
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
  Walter G. Ehlers(4) (71)   Trustee since    Consultant; Retired President          41       None.
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).
------------------------------------------------------------------------------------------------------------------------------------
  C. Anne Harvey (67)        Trustee since    Consultant, C. A. Harvey               41       President, Board of Associates to
                             1998             Associates, since June 2001;                    The National Rehabilitation
                                              formerly, Director, AARP, 1978                  Hospital's Board of Directors since
                                              to December 2001.                               2002; formerly, Member, Individual
                                                                                              Investors Advisory Committee to the
                                                                                              New York Stock Exchange Board
                                                                                              of Directors, 1998 to June 2002;
                                                                                              formerly, Member, American
                                                                                              Savings Education Council's Policy
                                                                                              Board (ASEC), 1998 to 2000;
                                                                                              formerly, Member, Executive
                                                                                              Committee, Crime Prevention
                                                                                              Coalition of America, 1997 to 2000.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
-----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                               Portfolios in
                              Position and                                     Fund Complex
    Independent Trustees     Length of Time                                     Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)       Trustee              Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
  Barry Hirsch (71)         Trustee since    Attorney-at-Law. Formerly,             41       None.
                            2000             Senior Counsel, Loews
                                             Corporation (diversified
                                             financial corporation) May 2002
                                             until April 2003; formerly,
                                             Senior Vice President, Secretary
                                             and General Counsel,
                                             Loews Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
  Robert A. Kavesh (77)     Trustee since    Marcus Nadler Professor                41       Director, DEL Laboratories, Inc.
                            2000             Emeritus of Finance and                         (cosmetics and pharmaceuticals)
                                             Economics, New York                             since 1978; Director, The Caring
                                             University Stern School                         Community (not-for-profit).
                                             of Business.
-----------------------------------------------------------------------------------------------------------------------------------
  Howard A. Mileaf (67)     Trustee since    Retired. Formerly, Vice                41       Director, WHX Corporation
                            1999             President and Special Counsel,                  (holding company) since August
                                             WHX Corporation (holding                        2002; Director, Webfinancial
                                             company) 1993 to 2001.                          Corporation (holding company)
                                                                                             since December 2002; Director, State
                                                                                             Theatre of New Jersey (not-for-
                                                                                             profit theater) since 2000; formerly,
                                                                                             Director, Kevlin Corporation
                                                                                             (manufacturer of microwave and
                                                                                             other products).
-----------------------------------------------------------------------------------------------------------------------------------
  William E. Rulon (72)     Trustee since    Retired. Formerly, Senior Vice         41       Director, Pro-Kids Golf and
                            2000             President, Foodmaker, Inc.                      Learning Academy (teach golf and
                                             (operator and franchiser of                     computer usage to "at risk" children)
                                             restaurants) until January 1997.                since 1998; formerly, Director,
                                                                                             Prandium, Inc. (restaurants) from
                                                                                             March 2001 until July 2002.
-----------------------------------------------------------------------------------------------------------------------------------
  Cornelius T. Ryan (73)    Trustee since    Founding General Partner,              41       Director, Capital Cash Management
                            2000             Oxford Partners and Oxford                      Trust (money market fund),
                                             Bioscience Partners (venture                    Naragansett Insured Tax-Free
                                             capital partnerships) and                       Income Fund, Rocky Mountain
                                             President, Oxford Venture                       Equity Fund, Prime Cash Fund,
                                             Corporation.                                    several private companies and
                                                                                             QuadraMed Corporation
                                                                                             (NASDAQ).
-----------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
    Independent Trustees      Length of Time                                     Overseen by   Other Directorships Held Outside Fund
  Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)       Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Tom D. Seip (54)           Trustee since    General Partner, Seip                  41       Director, H&R Block, Inc. (financial
                             2000             Investments LP (a private                       services company) since May 2001;
                                              investment partnership);                        Director, Forward Management, Inc.
                                              formerly, President and CEO,                    (asset management) since 2001;
                                              Westaff, Inc. (temporary                        formerly, Director, General Magic
                                              staffing), May 2001 to January                  (voice recognition software) 2001
                                              2002; Senior Executive at the                   until 2002; formerly, Director,
                                              Charles Schwab Corporation                      E-Finance Corporation (credit
                                              from 1983 to 1999, including                    decisioning services) 1999 to 2003;
                                              Chief Executive Officer,                        formerly, Director, Save-Daily.com
                                              Charles Schwab Investment                       (micro investing services) 1999 to
                                              Management, Inc. and Trustee,                   2003; Director, Offroad Capital Inc.
                                              Schwab Family of Funds and                      (pre-public internet commerce
                                              Schwab Investments from                         company).
                                              1997 to 1998 and Executive
                                              Vice President-Retail
                                              Brokerage, Charles Schwab
                                              Investment Management from
                                              1994 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
  Candace L. Straight (57)   Trustee since    Private investor and consultant        41       Director, The Proformance Insurance
                             1999             specializing in the insurance                   Company (personal lines property
                                              industry; formerly, Advisory                    and casualty insurance company)
                                              Director, Securitas Capital                     since March 2004; Director,
                                              LLC (a global private equity                    Providence Washington (property
                                              investment firm dedicated to                    and casualty insurance company)
                                              making investments in the                       since December 1998; Director,
                                              insurance sector) 1998 to                       Summit Global Partners (insurance
                                              December 2002.                                  brokerage firm) since October 2000.
------------------------------------------------------------------------------------------------------------------------------------
  Peter P. Trapp (60)        Trustee since    Regional Manager for Atlanta           41       None.
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              formerly, President, Ford Life
                                              Insurance Company, April 1995
                                              to August 1997.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
      Trustees who are        Position and                                      Fund Complex
    "Interested Persons"     Length of Time                                      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)        Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Edward I. O'Brien* (76)   Trustee since    Formerly, Member, Investment            41       Director, Legg Mason, Inc. (financial
                            2000             Policy Committee, Edward                         services holding company) since
                                             Jones 1993 to 2001; President,                   1993; formerly, Director, Boston
                                             Securities Industry Association                  Financial Group (real estate and tax
                                             ("SIA") (securities industry's                   shelters) 1993 to 1999.
                                             representative in government
                                             relations and regulatory
                                             matters at the federal and state
                                             levels) 1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.
------------------------------------------------------------------------------------------------------------------------------------
  Jack L. Rivkin* (64)      President and    Executive Vice President and            41       Director, Dale Carnegie and
                            Trustee since    Chief Investment Officer,                        Associates, Inc. (private company)
                            December         Neuberger Berman Inc.                            since 1998; Director, Emagin Corp.
                            2002             (holding company) since 2002                     (public company) since 1997;
                                             and 2003, respectively;                          Director, Solbright, Inc. (private
                                             Executive Vice President and                     company) since 1998; Director,
                                             Chief Investment Officer,                        Infogate, Inc. (private company)
                                             Neuberger Berman since                           since 1997; Director, Broadway
                                             December 2002 and 2003,                          Television Network (private
                                             respectively; Director and                       company) since 2000.
                                             Chairman, NB Management
                                             since December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments, Inc.
                                             from September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc. from September
                                             1995 to February 2002.
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
      Trustees who are        Position and                                      Fund Complex
    "Interested Persons"     Length of Time                                      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)        Trustee              Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Peter E. Sundman* (45)    Chairman of      Executive Vice President,               41       Director and Vice President,
                            the Board,       Neuberger Berman Inc.                            Neuberger & Berman Agency, Inc.
                            Chief            (holding company) since 1999;                    since 2000; formerly, Director,
                            Executive        Head of Neuberger Berman                         Neuberger Berman Inc. (holding
                            Officer and      Inc.'s Mutual Funds and                          company) from October 1999
                            Trustee          Institutional Business since                     through March 2003; Trustee,
                            since 2000       1999; President and Director,                    Frost Valley YMCA.
                            President        NB Management since 1999;
                            and Chief        Executive Vice President,
                            Executive        Neuberger Berman since 1999;
                            Officer from     formerly, Principal, Neuberger
                            1999 to 2000     Berman from 1997 until 1999;
                                             formerly, Senior Vice President,
                                             NB Management from 1996
                                             until 1999.
------------------------------------------------------------------------------------------------------------------------------------

     (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

     (2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

     (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

     (4)  Retired (effective the close of business December 31, 2004).

     * Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustees and Officers (Unaudited) cont'd
----------------------------------------
Information about the Officers of the Trust

-------------------------------------------------------------------------------------------------------------------
 Name, Age, and Address(1)      Length of Time Served(2)                      Principal Occupation(s)(3)
-------------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (48)    Secretary since 1985             Vice President-Mutual Fund Board Relations,
                                                             NB Management since 2000; Vice President, Neuberger
                                                             Berman since 2002 and employee since 1999; formerly,
                                                             Vice President, NB Management from 1986 to 1999;
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (four since 2002, three since 2003, and four since 2004).

Philip R. Carroll (70)     Chief Compliance Officer          Vice President, Neuberger Berman since 2002; Associate
                            since 2004                       General Counsel, Neuberger Berman since 2001; Director-
                                                             Mutual Fund Compliance, NB Management since 1995;
                                                             Chief Legal Officer, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (ten since 2003 and four since
                                                             2004); Chief Compliance Officer, fourteen registered
                                                             investment companies for which NB Management acts
                                                             as investment manager and administrator (fourteen since
                                                             2004) and Lehman Brothers/First Trust Income
                                                             Opportunity Fund.

 Robert Conti (48)          Vice President since 2000        Senior Vice President, Neuberger Berman since 2003,
                                                             formerly, Vice President, Neuberger Berman from 1999
                                                             until 2003; Senior Vice President, NB Management since
                                                             2000; formerly, Controller, NB Management until 1996;
                                                             formerly, Treasurer, NB Management from 1996 until
                                                             1999; Vice President, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

 Brian J. Gaffney (51)      Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                             Senior Vice President, NB Management since 2000;
                                                             formerly, Vice President, NB Management from 1997
                                                             until 1999; Vice President, fourteen registered investment companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

 Sheila R. James (39)       Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; formerly,
                                                             Employee, NB Management from 1991 to 1999; Assistant
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (seven since 2002, three since 2003, and four since 2004).

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

----------------------------------------------------------------------------------------------------------------------------
                                        Position and
 Name, Age, and Address(1)        Length of Time Served(2)                         Principal Occupation(s)(3)
 Kevin Lyons (49)           Assistant Secretary since 2003       Employee, Neuberger Berman since 1999; formerly,
                                                                 Employee, NB Management from 1993 to 1999; Assistant
                                                                 Secretary, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (ten since 2003 and four since 2004).

John M. McGovern (34)      Assistant Treasurer since 2002        Vice President, Neuberger Berman since January 2004;
                                                                 Employee, NB Management since 1993; Assistant
                                                                 Treasurer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004).

 Barbara Muinos (46)        Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; formerly,
                            and Accounting Officer since 2002;   Assistant Vice President, NB Management from 1993 to
                            prior thereto, Assistant Treasurer   1999; Treasurer and Principal Financial and Accounting
                            since 1996                           Officer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 Employee, Neuberger Berman since 1999; formerly,
                                                                 since 2004); formerly, Assistant Treasurer, three registered investment companies for which NB Management acts
                                                                 as investment manager and administrator from 1996
                                                                 until 2002.

 Frederic B. Soule (58)     Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                 formerly, Vice President, Neuberger Berman from 1999
                                                                 until 2003; formerly, Vice President, NB Management
                                                                 from 1995 until 1999; Vice President, fourteen registered
                                                                 investment companies for which NB Management acts as
                                                                 investment manager and administrator (three since 2000,
                                                                 four since 2002, three since 2003, and four since 2004).

-------------

     (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

     (2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

     (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Annual Report
December 31, 2004
                                                                          [LOGO]
                                                                NEUBURGER BERMAN
                                                       A Lehman Brothers Company

                                        Neuberger Berman
                                        Advisers
                                        Management
                                        Trust
--------------------------------------------------------------------------------
                                        Mid-Cap
                                        Growth
                                        Portfolio[RegTM]

B1013 02/05

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Mid-Cap Growth Portfolio Managers' Commentary
---------------------------------------------

The Neuberger Berman AMT Mid-Cap Growth Portfolio posted positive returns for calendar year 2004, outperforming its benchmark, the Russell Midcap Growth Index.(2)

Our security selection within the Information Technology (IT), Consumer Discretionary and Industrial sectors provided the largest contributions to total returns for the year. Within IT, names that did well included Alliance Data Systems (ADS) and Apple Computer Inc (AAPL). In Consumer Discretionary, our emphasis on casinos and gaming was particularly additive to performance. Industrial stocks that outperformed included JB Hunt Transport Services (JBHT) and Corporate Executive Board (EXBD). Our emphasis on the services area of Financials helped results, with strong performers including First Marblehead
(FMD) and Capitalsource Inc (CSE). Energy was again additive, as companies like XTO Energy (XTO), with the ability to increase reserves or production of oil and gas, generated strong returns. Although, in aggregate, our sector allocation detracted from the year's results, our overweight in Telecom, one of the strongest performing sectors, was additive.

On the downside, our stock selection within Health Care had the most negative impact on relative portfolio performance. The environment for generic pharmaceuticals was particularly weak given the lack of pricing power in the industry. Our stock selection within Materials, representing 2-3% of the benchmark, also hurt returns.

Looking ahead to 2005, we believe that economic headwinds should act to slow economic growth from the 4% pace achieved in 2004. Tighter fiscal and monetary policies, slowing Asian economies, the need for U.S. consumers to increase savings, higher energy costs and a normal mid-cycle deceleration all may come into play. This is not to say that we believe the economy is in much danger of decline. "Real" (after inflation) interest rates remain historically low, while the Fed remains on a "measured pace" to raise rates. In addition, corporate spreads and the yield curve indicate continued economic expansion, and corporate hiring and investment plans appear intact.

As a result, we believe that 2005 should prove favorable for equity investors. Although, in our opinion, keeping inflation in check is a key to further equity market advancement, the equity market's technicals appear healthy in the near term. After the strong late-year market gains, sparked by the Presidential election results and drop in crude oil prices, we expect stocks to pull back in the weeks ahead, before moving higher again. Because we believe that the market remains in a rally phase, we want to be positioned more aggressively than the indices and our competition, in stocks we believe have more potential upside in a rising market.

However, if the market advances in the first part of 2005, we currently anticipate making rotational changes in the portfolio into more defensive areas, such as Consumer Staples and Health Care. Currently, we are neutrally weighted in Materials and Industrials, and underweight in Consumer Staples and Utilities. Although Information Technology and Energy sectors are both neutrally weighted, we expect to be sellers of technology and buyers of energy over the longer term.

Sincerely,

                               /s/ JON D. BRORSON

                                 JON D. BRORSON
                              PORTFOLIO MANAGER AND
                            GROWTH EQUITY TEAM LEADER

                              /s/ KENNETH J. TUREK

                                KENNETH J. TUREK
                                PORTFOLIO MANAGER

Mid-Cap Growth Portfolio Managers' Commentary cont'd
----------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Return(1)

                           Mid-Cap              Mid-Cap
                   Growth Porfolio      Growth Porfolio       Russell Midcap(R)
                           Class I              Class S               Growth(2)
1 Year                      16.31%                16.03%               15.48%

5 Year                      (6.00%)               (6.10%)              (3.36%)

Life of Fund                 8.91%                 8.83%                6.20%
--------------------------------------------------------------------------------
Inception Date         11/03/1997            02/18/2003

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the moste recent month end, please visit www.nb.com/ performance.

Comparison of a $10,000 Investment

[PLOT POINTS FOR LINE GRAPH]

------------------------------------------------------
                     Mid-Cap
             Growth Porfolio         Russell Midcap(R)
------------------------------------------------------
                     Class I                 Growth
------------------------------------------------------
  11/3/1997          $10,000                $10,000
------------------------------------------------------
 12/31/1997          $11,720                $10,238
------------------------------------------------------
 12/31/1998          $16,324                $12,067
------------------------------------------------------
 12/31/1999          $25,121                $18,256
------------------------------------------------------
 12/31/2000          $23,247                $16,111
------------------------------------------------------
 12/31/2001          $17,518                $12,864
------------------------------------------------------
 12/31/2002          $12,378                $ 9,339
------------------------------------------------------
 12/31/2003          $15,853                $13,328
------------------------------------------------------
 12/31/2004          $18,438                $15,391
------------------------------------------------------

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on Class I shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The results are compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

Industry Diversification
(% of Industry Holdings)

Aerospace .............................     0.6%
Basic Materials .......................     0.6
Biotechnology .........................     4.9
Business Services .....................     7.9
Capital Equipment .....................     0.7
Communications Equipment ..............     1.7
Computer Related ......................     1.2
Defense ...............................     0.6
Diagnostic Equipment ..................     1.0
Electrical & Electronics ..............     0.5
Energy ................................     4.3
Entertainment .........................     1.5
Finance ...............................     3.1
Financial Services ....................     5.4
Food & Beverage .......................     1.0
Food Products .........................     0.6
Health Care ...........................     6.3
Industrial ............................     7.1
Industrial Gases ......................     0.5
Instruments ...........................     1.0
Leisure ...............................     3.7
Media .................................     0.5
Medical Equipment .....................     3.3
Oil & Gas .............................     0.4
Packing & Containers ..................     1.0
Retail ................................    10.5
Semiconductors ........................     3.9
Software ..............................     5.1
Technology ............................     8.7
Telecommunications ....................     4.8
Transportation ........................     2.2
Short-Term Investments ................    28.1
Liabilities, less cash, receivables and
    other assets ......................   (22.7)

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004 Endnotes
--------

          1. For Class I, 16.31%, (6.00%) and 8.91% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended December 31, 2004. For Class S, 16.03%, (6.10%) and 8.83% were the average annual total returns for the 1-year, 5-year and since inception of Class I (11/03/97) periods ended December 31, 2004. Performance shown prior to February 2003 for the Class S shares is of the Class I shares, which has lower expenses and typically higher returns that the Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

          2. The Russell Midcap[RegTM] Growth Index measures the performance of those Russell Midcap[RegTM] Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000[RegTM] Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

               The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

               The composition, industries and holdings of the Portfolio are subject to change.

               Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

               (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

Information About Your Fund's Expenses
--------------------------------------

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:


                              Actual Expenses:  The first section of the table
                                                provides information about
                                                actual account values and actual
                                                expenses in dollars. You may use
                                                the information in this line,
                                                together with the amount you
                                                invested, to estimate the
                                                expenses you paid over the
                                                period.

 Hypothetical Example for Comparison Purposes:  The second section of the table provides information about
                                                hypothetical account values and
                                                hypothetical expenses based on
                                                the Fund's actual expense ratio
                                                and an assumed rate of return at
                                                5% per year before expenses.
                                                This return is not the Fund's
                                                actual return. The hypothetical
                                                account values and expenses may
                                                not be used to estimate the
                                                actual ending account balance or
                                                expenses you paid for the
                                                period. You may use this
                                                information to compare the
                                                ongoing costs of investing in
                                                this Fund versus other funds. To
                                                do so, compare this 5%
                                                hypothetical example with the 5%
                                                hypothetical examples that
                                                appear in the shareholder
                                                reports of other funds.

Expense Information As of 12/31/04 (Unaudited)
----------------------------------------------

Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio

                                                             Beginning           Ending       Expenses Paid
Actual                                                   Account Value    Account Value   During the Period*
Class I                                                         $1,000        $1,081.90               $4.76
Class S                                                         $1,000        $1,080.40               $6.07

Hypothetical (5% annual return before expenses)**
Class I                                                         $1,000        $1,020.56               $4.62
Class S                                                         $1,000        $1,019.30               $5.89

* For each Class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Schedule of Investments Mid-Cap Growth Portfolio
------------------------------------------------

Number of Shares                           Market Value+
Common Stocks (94.6%)

Aerospace (0.6%)
 78,000     Rockwell Collins               $  3,076,320

Basic Materials (0.6%)
 58,500     Nucor Corp.                       3,061,890\P

Biotechnology (4.9%)
198,500     Celgene Corp.                     5,266,205*
 92,000     Genzyme Corp.                     5,342,440*\P
213,000     Gilead Sciences                   7,452,870*
 88,500     Martek Biosciences                4,531,200*
225,000     Protein Design Labs               4,648,500*\P
                                           ------------
                                             27,241,215
Business Services (7.9%)
262,500     Alliance Data Systems            12,463,500*
144,000     Corporate Executive Board         9,639,360\P
 95,000     Getty Images                      6,540,750*
140,000     Hewitt Associates                 4,481,400*
 56,000     NAVTEQ                            2,596,160*
 90,000     Robert Half International         2,648,700
123,000     Stericycle, Inc.                  5,651,850*
                                           ------------
                                             44,021,720
Capital Equipment (0.7%)
 87,000     Terex Corp.                       4,145,550*

Communications Equipment (1.7%)
 92,000     F5 Networks                       4,482,240*
191,000     Juniper Networks                  5,193,290*\P
                                           ------------
                                              9,675,530
Computer Related (1.2%)
103,000     Apple Computer                    6,633,200*

Defense (0.6%)
 45,000     CACI International                3,065,850*

Diagnostic Equipment (1.0%)
206,500     Cytyc Corp.                       5,693,205*

Electrical & Electronics (0.5%)
109,000     Jabil Circuit                     2,788,220*

Energy (4.3%)
 88,500     Canadian Natural
            Resources                         3,785,145
 73,500     National-Oilwell                  2,593,815*
 40,500     Peabody Energy                    3,276,855
 92,800     Smith International               5,049,248*
257,150     XTO Energy                        9,097,967
                                           ------------
                                             23,803,030
Entertainment (1.5%)
156,000     Station Casinos                   8,530,080

Finance (3.1%)
225,500     CapitalSource Inc.                5,788,585*
 20,500     Chicago Mercantile
              Exchange                        4,688,350\P
119,000     First Marblehead                  6,693,750*
                                           ------------
                                             17,170,685

Number of Shares                           Market Value+
Financial Services (5.4%)
 24,100     Advance America Cash
            Advance Centers                $    551,890*\P
290,000     Ameritrade Holding                4,123,800*\P
162,800     Investors Financial
              Services                        8,136,744
 58,500     Jackson Hewitt Tax Service        1,477,125
 86,250     Legg Mason                        6,318,675\P
 82,600     Moody's Corp.                     7,173,810
159,500     Providian Financial               2,626,965*\P
                                           ------------
                                             30,409,009
Food & Beverage (1.0%)
 66,500     Constellation Brands              3,092,915*
 49,500     Hershey Foods                     2,749,230
                                           ------------
                                              5,842,145
Food Products (0.6%)
140,500     Archer-Daniels-Midland            3,134,555

Health Care (6.3%)
 40,000     AMERIGROUP Corp.                  3,026,400*
113,000     C. R. Bard                        7,229,740
 51,500     Cerner Corp.                      2,738,255*\P
 74,500     Invitrogen Corp.                  5,001,185*\P
 52,500     PacifiCare Health Systems         2,967,300*
141,000     Varian Medical Systems            6,096,840*\P
176,000     VCA Antech                        3,449,600*
 59,100     Zimmer Holdings                   4,735,092*\P
                                           ------------
                                             35,244,412
Industrial (7.1%)
148,000     Danaher Corp.                     8,496,680\P
171,700     Donaldson Co.                     5,593,986
 75,000     Eaton Corp.                       5,427,000
138,300     Fastenal Co.                      8,513,748\P
 55,000     Harman International
              Industries                      6,985,000\P
 66,000     W.W. Grainger                     4,396,920
                                           ------------
                                             39,413,334
Industrial Gases (0.5%)
 43,500     Air Products & Chemicals          2,521,695

Instruments (1.0%)
193,500     Thermo Electron                   5,841,765*

Leisure (3.7%)
 98,500     Marriott International            6,203,530
 70,000     MGM Mirage                        5,091,800*
167,600     Royal Caribbean Cruises           9,124,144\P
                                           ------------
                                             20,419,474
Media (0.5%)
 90,800     Univision Communications          2,657,716*

Medical Equipment (3.3%)
127,000     Kinetic Concepts                  9,690,100*\P
150,500     Kyphon Inc.                       3,876,880*
100,300     ResMed Inc.                       5,125,330*\P
                                           ------------
                                             18,692,310

See Notes to Schedule of Investments    5

Schedule of Investments Mid-Cap Growth Portfolio cont'd
-------------------------------------------------------

Number of Shares                           Market Value+
Oil & Gas (0.4%)
    55,000      Quicksilver Resources       $ 2,022,900*\P

Packing & Containers (1.0%)
   223,600      Pactiv Corp.                  5,654,844*

Retail (10.5%)
    94,000      Abercrombie & Fitch           4,413,300
   114,000      Bed Bath & Beyond             4,540,620*
   165,600      Coach, Inc.                   9,339,840*
    40,000      Dick's Sporting Goods         1,406,000*
    52,000      Fortune Brands                4,013,360
    55,000      Nordstrom, Inc.               2,570,150
   260,000      PETsMART, Inc.                9,237,800\P
   164,500      Staples, Inc.                 5,545,295
    95,500      Starbucks Corp.               5,955,380*\P
    71,500      Whole Foods Market            6,817,525\P
   139,500      Williams-Sonoma               4,888,080*
                                           ------------
                                             58,727,350
Semiconductors (3.9%)
   120,100      Altera Corp.                  2,486,070*
    83,500      KLA-Tencor                    3,889,430*\P
   118,500      Marvell Technology Group      4,203,195*
   162,500      Microchip Technology          4,332,250
   309,000      Microsemi Corp.               5,364,240*
    37,500      Varian Semiconductor
                  Equipment                   1,381,875*
                                           ------------
                                             21,657,060
Software (5.1%)
    75,500      Adobe Systems                 4,736,870
   100,000      Cognos, Inc.                  4,406,000*
   142,000      McAfee Inc.                   4,108,060*
   182,500      Mercury Interactive           8,312,875*\P
   533,000      TIBCO Software                7,110,220*
                                           ------------
                                             28,674,025
Technology (8.7%)
   206,000      ATI Technologies              3,994,340*\P
    97,000      Autodesk, Inc.                3,681,150
   214,500      Check Point Software
                  Technologies                5,283,135*
   216,000      Cognizant Technology
                  Solutions                   9,143,280*
    30,000      Garmin Ltd.                   1,825,200\P
    92,000      Macromedia, Inc.              2,863,040*
    46,500      NCR Corp.                     3,219,195*
    43,500      VeriSign, Inc.               1,458,120*
   305,500      Zebra Technologies           17,193,540*
                                           ------------
                                             48,661,000
Telecommunications (4.8%)
   160,000      American Tower                2,944,000*
   171,500      Avaya Inc.                    2,949,800*
   586,500      Nextel Partners              11,460,210*\P
   202,500      Western Wireless              5,933,250*\P
   100,500      XM Satellite Radio
                  Holdings                    3,780,810*\P
                                           ------------
                                             27,068,070

Number of Shares                           Market Value+
Transportation (2.2%)
    86,500      C.H. Robinson Worldwide     $ 4,802,480
   170,800      J.B. Hunt Transport
                  Services                    7,660,380
                                           ------------
                                             12,462,860
Total Common Stocks
(Cost $381,063,792)                         528,011,019
                                           ------------
Principal Amount

Short-Term Investments (28.1%)
$125,896,400    N&B Securities Lending
                  Quality Fund, LLC         125,896,400++
30,889,296      Neuberger Berman Prime
                  Money Fund Trust Class     30,889,296@
                                           ------------
Total Short-Term Investments
(Cost $156,785,696)                         156,785,696#
                                           ------------
Total Investments (122.7%)
(Cost $537,849,488)                         684,796,715##
Liabilities, less cash, receivables and
other assets [(22.7%)]                     (126,470,387)
                                           ------------
Total Net Assets (100.0%)                  $558,326,328
                                           ------------

See Notes to Schedule of Investments    6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Notes to Schedule of Investments Mid-Cap Growth Portfolio
---------------------------------------------------------

     + Investments in equity securities by Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and the asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

     #    At cost, which approximates market value.

     ## At December 31, 2004, the cost of investments for U.S. Federal income tax purposes was $538,322,516. Gross unrealized appreciation of investments was $148,997,467 and gross unrealized depreciation of investments was $2,523,268, resulting in net unrealized appreciation of $146,474,199, based on cost for U.S. Federal income tax purposes.

     *    Non-income producing security.

     \P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

     @ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     ++ The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements        7

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Assets and Liabilities
-------------------------------------

                                                                                             ------------
                                                                                                  Mid-Cap
                                                                                                   Growth
Neuberger Berman Advisers Management Trust                                                      Portfolio

Assets
  Investments in securities, at market value*+ (Notes A & F)-see Schedule of Investments:
---------------------------------------------------------------------------------------------------------
  Unaffiliated issuers                                                                     $  528,011,019
---------------------------------------------------------------------------------------------------------
  Affiliated issuers                                                                          156,785,696
---------------------------------------------------------------------------------------------------------
                                                                                              684,796,715
---------------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                                91,303
---------------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                                  88,316
---------------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                                19,783
---------------------------------------------------------------------------------------------------------
Total Assets                                                                                  684,996,117
---------------------------------------------------------------------------------------------------------
Liabilities
  Payable for collateral on securities loaned (Note A)                                        125,896,400
---------------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                                288,097
---------------------------------------------------------------------------------------------------------
  Payable to investment manager-net (Notes A & B)                                                 237,814
---------------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                               136,854
---------------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                             110,624
---------------------------------------------------------------------------------------------------------
Total Liabilities                                                                             126,669,789
---------------------------------------------------------------------------------------------------------
Net Assets at value                                                                        $  558,326,328
---------------------------------------------------------------------------------------------------------
Net Assets consist of:
  Paid-in capital                                                                          $  751,105,768
---------------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                     (339,726,771)
---------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                          146,947,331
---------------------------------------------------------------------------------------------------------
Net Assets at value                                                                        $  558,326,328
---------------------------------------------------------------------------------------------------------
Net Assets
  Class I                                                                                  $  543,333,631
---------------------------------------------------------------------------------------------------------
  Class S                                                                                      14,992,697
---------------------------------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)
  Class I                                                                                      30,465,492
---------------------------------------------------------------------------------------------------------
  Class S                                                                                         845,402
---------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
  Class I                                                                                  $        17.83
---------------------------------------------------------------------------------------------------------
  Class S                                                                                           17.73
---------------------------------------------------------------------------------------------------------
+Securities on loan, at market value:
  Unaffiliated issuers                                                                     $  122,004,874
---------------------------------------------------------------------------------------------------------
*Cost of Investments:
  Unaffiliated issuers                                                                     $  381,063,792
---------------------------------------------------------------------------------------------------------
  Affiliated issuers                                                                          156,785,696
---------------------------------------------------------------------------------------------------------
Total cost of investments                                                                  $  537,849,488
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements         8

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2004

Statement of Operations
-----------------------

                                                                                            ------------
                                                                                                 Mid-Cap
                                                                                                  Growth
Neuberger Berman Advisers Management Trust                                                     Portfolio

Investment Income

Income (Note A):
Dividend income-unaffiliated issuers                                                        $  1,697,477
---------------------------------------------------------------------------------------------------------
Income from securities loaned-affiliated issuer (Note F)                                         325,925
---------------------------------------------------------------------------------------------------------
Interest income                                                                                      612
---------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                                           196,718
---------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                           (10,009)
---------------------------------------------------------------------------------------------------------
Total income                                                                                   2,210,723
---------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Notes A & B)                                                        2,614,071
---------------------------------------------------------------------------------------------------------
Administration fee (Note B):
   Class I                                                                                     1,428,012
   ------------------------------------------------------------------------------------------------------
   Class S                                                                                        30,029
   ------------------------------------------------------------------------------------------------------
Distribution fees (Note B):
   Class S                                                                                        25,024
   ------------------------------------------------------------------------------------------------------
Audit fees                                                                                        39,228
---------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                          154,290
---------------------------------------------------------------------------------------------------------
Insurance expense                                                                                 12,360
---------------------------------------------------------------------------------------------------------
Legal fees                                                                                        84,233
---------------------------------------------------------------------------------------------------------
Shareholder reports                                                                               79,763
---------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                       25,808
---------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                      8,401
---------------------------------------------------------------------------------------------------------
Total expenses                                                                                 4,501,219
Investment management fee waived (Note A)                                                        (18,427)
Expenses reduced by custodian fee expense offset and commission recapture arrangements           (81,899)
  (Note B)
---------------------------------------------------------------------------------------------------------
Total net expenses                                                                             4,400,893
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  (2,190,170)
---------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                                     25,635,889
   ------------------------------------------------------------------------------------------------------
   Foreign currency                                                                                  (34)
   ------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                         53,362,814
   ------------------------------------------------------------------------------------------------------
   Foreign currency                                                                                  104
   ------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                78,998,773
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             $ 76,808,603
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements       9

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Changes in Net Assets

                                                                               Mid-Cap Growth Portfolio
                                                                    -------------------------------------
Neuberger Berman Advisers Management Trust                                      Year Ended December 31,
                                                                              2004                2003
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)                                         $  (2,190,170)     $   (2,118,449)
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 25,635,855           4,757,260
---------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments     53,362,918          97,758,431
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         76,808,603         100,397,242
---------------------------------------------------------------------------------------------------------
From Fund Share Transactions (Note D):
Proceeds from shares sold:
   Class I                                                              81,076,473         191,004,176
   ------------------------------------------------------------------------------------------------------
   Class S                                                              10,633,301          15,372,995
   ------------------------------------------------------------------------------------------------------
Payments for shares redeemed:
   Class I                                                             (72,473,549)       (193,325,218)
   ------------------------------------------------------------------------------------------------------
   Class S                                                              (3,741,232)         (9,600,281)
   ------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                    15,494,993           3,451,672
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                   92,303,596         103,848,914

Net Assets:
Beginning of year                                                      466,022,732         362,173,818
---------------------------------------------------------------------------------------------------------
End of year                                                          $ 558,326,328      $  466,022,732
---------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year            $           -      $            -
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements      10

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Notes to Financial Statements Mid-Cap Growth Portfolio
------------------------------------------------------

     Note A--Summary of Significant Accounting Policies:

1 General: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. Class S had no operations until February 18, 2003, other than matters relating to its organization and registration of its shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2004 was $7,834.

5 Income tax information: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated

Notes to Financial Statements Mid-Cap Growth Portfolio cont'd
-------------------------------------------------------------

     investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for net operating losses and foreign currency gains and losses, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

             Unrealized                 Loss
           Appreciation        Carryforwards
         (Depreciation)        and Deferrals                Total
           $146,474,302       $ (339,253,743)      $ (192,779,441)

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences on wash sales.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2004, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

           Expiring in
                  2009              2010             2011
          $214,771,203      $113,423,118      $11,059,422

6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust, are allocated among the Fund and the other investment companies in the complex or series thereof, on the

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

     basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Quality Fund"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guaranteed a certain amount of revenue to the Fund under the Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2004, Neuberger did not receive any revenue under the Agreement.

     The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-affiliated issuer.

     In February of 2005, it is likely that the Fund will change the collateral investment vehicle from the Quality Fund, managed by State Street, to a fund managed by Lincoln Capital, an affiliate, as approved by the Board.

10 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund") and the Neuberger Berman Prime Money Fund ("Prime Money"), affiliated funds, which are managed by Management and have the same Board members as the Fund. The Cash Fund and Prime Money each seeks to provide as high a level of current

Notes to Financial Statements Mid-Cap Growth Portfolio cont'd
-------------------------------------------------------------

     income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund and Prime Money on those assets. For the year ended December 31, 2004, such waived fees amounted to $18,087 and $340 for the Cash Fund and Prime Money, respectively. For the year ended December 31, 2004, income earned on the investment of the Cash Fund and Prime Money amounted to $188,700 and $8,018, respectively, and is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

12 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13 Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund's Class I.

     For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

     investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2008 to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding the fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of their average daily net assets (the "Expense Limitation"). For the year ended December 31, 2004, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2011 for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2004, there was no reimbursement to Management under these agreements. At December 31, 2004, the Fund's Class I and Class S shares have no contingent liability to Management under these agreements.

     On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $81,783.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $116.

     Note C--Securities Transactions:

     During the year ended December 31, 2004, there were purchase and sale transactions (excluding short-term securities) of $432,538,173 and $443,522,219, respectively.

     During the year ended December 31, 2004, brokerage commissions on securities transactions amounted to $1,229,417, of which Neuberger received $8, Lehman received $226,575, and other brokers received $1,002,834.

Notes to Financial Statements Mid-Cap Growth Portfolio cont'd
-------------------------------------------------------------

     Note D--Fund Share Transactions:

     Share activity for the years ended December 31, 2004 and December 31, 2003 was as follows:

                                            For the Year Ended December 31,
                                2004                                           2003
                   Shares            Shares                     Shares             Shares
                     Sold          Redeemed       Total           Sold           Redeemed           Total
    Class I     5,076,695       (4,607,909)    468,786      14,482,662       (14,738,778)       (256,116)
    Class S       672,353         (237,618)    434,735       1,144,089          (733,422)        410,667

     Note E--Line of Credit:

     At December 31, 2004, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to all or any part of the $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2004, nor had the Fund utilized this line of credit at any time prior to that date.

     Note F--Investments in Affiliates*:

                                                                                                              Income from
                                                                                                              Investments
                                Balance of            Gross                      Balance of                 in Affiliated
                               Shares Held        Purchases      Gross Sales    Shares Held          Value        Issuers
                              December 31,              and              and   December 31,   December 31,    Included in
Name of Issuer                        2003        Additions       Reductions           2004           2004   Total Income
N&B Securities Lending
Quality Fund, LLC**            107,849,000   30,203,578,600   30,185,531,200    125,896,400   $125,896,400       $325,925
Neuberger Berman
Institutional Cash Fund
Trust Class***                   5,377,389      211,135,293      216,512,682              -              -        188,700
Neuberger Berman Prime
Money Fund Trust Class***                -       31,329,556          440,260     30,889,296     30,889,296          8,018
                                                                                              ------------       --------
Total                                                                                         $156,785,696       $522,643
                                                                                              ------------       --------

* Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

** The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

     The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

*** Neuberger Berman Institutional Cash Fund (the "Cash Fund") and Neuberger Berman Prime Money Fund ("Prime Money") are also managed by Neuberger Berman Management Inc. and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

Financial Highlights Mid-Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++

                                                                                      Year Ended December 31,
                                                                -------------------------------------------------------------------
Class I+
                                                                    2004          2003          2002        2001          2000
Net Asset Value, Beginning of Year                               $ 15.33       $ 11.97       $ 16.94     $ 22.48       $ 24.30
                                                                 -------       -------       -------     -------       -------
Income From Investment Operations:
Net Investment Income (Loss)                                        (.07)         (.07)         (.08)       (.07)         (.09)
Net Gains or Losses on Securities (both realized and unrealized)    2.57          3.43         (4.89)      (5.47)        (1.72)
                                                                 -------       -------       -------     -------       -------
Total From Investment Operations                                    2.50          3.36         (4.97)      (5.54)         (.81)
                                                                 -------       -------       -------     -------       -------
Less Distributions From:
Net Capital Gains                                                      -             -             -           -          (.01)
                                                                 -------       -------       -------     -------       -------
Net Asset Value, End of Year                                     $ 17.83       $ 15.33       $ 11.97     $ 16.94       $ 22.48
                                                                 -------       -------       -------     -------       -------
Total Return++                                                    +16.31%       +28.07%       -29.34%     -24.64%        -7.46%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $543.3        $459.7        $362.2      $ 530.7        $624.1
Ratio of Gross Expenses to Average Net Assets#                       .92%         .89%           .95%        .91%         .98%
Ratio of Net Expenses to Average Net Assets                          .90%         .88%[sec]      .95%        .91%         .98%[sec]
Ratio of Net Investment Income (Loss) to Average Net Assets         (.45)%        (.52)%        (.57)%      (.38)%        (.34)%
Portfolio Turnover Rate                                               92%          161%          124%         99%          109%

                                                                                      Period from
                                                               Year Ended         February 18, 2003^
                                                                December 31,         to December 31,
                                                             -----------------    -------------------
Class S                                                              2004           2003
Net Asset Value, Beginning of Period                              $ 15.28              $ 11.15
                                                                  -------              -------
Income From Investment Operations:
Net Investment Income (Loss)                                         (.11)                (.09)
Net Gains or Losses on Securities (both realized and unrealized)     2.56                 4.22
                                                                  -------              ---------
Total From Investment Operations                                     2.45                 4.13
                                                                  -------              ---------
Net Asset Value, End of Period                                    $ 17.73              $ 15.28
                                                                  -------              ---------
Total Return++                                                     +16.03%              +37.04%* *
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                           $  15.0              $   6.3
Ratio of Gross Expenses to Average Net Assets#                       1.17%                1.13%*
Ratio of Net Expenses to Average Net Assets[sec]                     1.15%                1.11%*
Ratio of Net Investment Income (Loss) to Average Net Assets          (.70)%               (.71)%*
Portfolio Turnover Rate                                                92%                 161%


See Notes to Financial Highlights      18

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Notes to Financial Highlights Mid-Cap Growth Portfolio
------------------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's Class I proportionate share of AMT Mid-Cap Growth Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not reimbursed, waived and/or recouped certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

[sec] After reimbursement of expenses by the administrator. Had the administrator not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

                                        Year Ended
                                      December 31,
                                              1999
Mid-Cap Growth Portfolio Class I             1.08%

     After reimbursement of expenses previously paid by the administrator. Had the administrator not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                        Year Ended
                                      December 31,
                                              2000
Mid-Cap Growth Portfolio Class I             0.95%

     After waiver of a portion of the investment management fee. Had the investment manager not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                        Year Ended December 31,
                                           2004         2003
   Mid-Cap Growth Portfolio Class I     0.90%        0.89%
   Mid-Cap Growth Portfolio Class S     1.16%        1.11%

^    The date investment operations commenced.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid-Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid-Cap Growth Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid-Cap Growth Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                              /s/ Ernst & Young LLP
 Boston, Massachusetts
February 4, 2005

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Trustees and Officers (Unaudited)
----------------------------------
The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

-----------------------------------------------------------------------------------
                               Position and
    Independent Trustees      Length of Time
  Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
-----------------------------------------------------------------------------------
  John Cannon (74)           Trustee since    Consultant. Formerly,
                             2000             Chairman, CDC Investment
                                              Advisers (registered investment
                                              adviser) 1993 to January 1999;
                                              formerly, President and Chief
                                              Executive Officer, AMA
                                              Investment Advisors, an affiliate
                                              of the American Medical
                                              Association.
-----------------------------------------------------------------------------------
  Faith Colish (69)          Trustee since    Counsel, Carter Ledyard &
                             1984             Millburn LLP (law firm) since
                                              October 2002; formerly,
                                              Attorney-at-Law and President,
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.
-----------------------------------------------------------------------------------
  Walter G. Ehlers(4) (71)   Trustee since    Consultant; Retired President
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).
-----------------------------------------------------------------------------------
  C. Anne Harvey (67)        Trustee since    Consultant, C. A. Harvey
                             1998             Associates, since June 2001;
                                              formerly, Director, AARP, 1978
                                              to December 2001.
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                Number of
                              Portfolios in
                              Fund Complex
    Independent Trustees       Overseen by   Other Directorships Held Outside Fund
  Name, Age, and Address(1)      Trustee              Complex by Trustee
-----------------------------------------------------------------------------------
  John Cannon (74)                 41       Independent Trustee or Director of
                                            three series of Oppenheimer Funds:
                                            Limited Term New York Municipal
                                            Fund, Rochester Fund Municipals,
                                            and Oppenheimer Convertible
                                            Securities Fund, since 1992.
-----------------------------------------------------------------------------------
  Faith Colish (69)                41       Director, American Bar Retirement
                                            Association (ABRA) since 1997
                                            (not-for-profit membership
                                            association).
-----------------------------------------------------------------------------------
  Walter G. Ehlers(4) (71)         41       None.
-----------------------------------------------------------------------------------
  C. Anne Harvey (67)              41       President, Board of Associates to
                                            The National Rehabilitation
                                            Hospital's Board of Directors since
                                            2002; formerly, Member, Individual
                                            Investors Advisory Committee to the
                                            New York Stock Exchange Board
                                            of Directors, 1998 to June 2002;
                                            formerly, Member, American
                                            Savings Education Council's Policy
                                            Board (ASEC), 1998 to 2000;
                                            formerly, Member, Executive
                                            Committee, Crime Prevention
                                            Coalition of America, 1997 to 2000.
-----------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

--------------------------------------------------------------------------------
                              Position and
    Independent Trustees     Length of Time
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
  Barry Hirsch (71)         Trustee since    Attorney-at-Law. Formerly,
                            2000             Senior Counsel, Loews
                                             Corporation (diversified
                                             financial corporation) May 2002
                                             until April 2003; formerly,
                                             Senior Vice President, Secretary
                                             and General Counsel,
                                             Loews Corporation.
--------------------------------------------------------------------------------
  Robert A. Kavesh (77)     Trustee since    Marcus Nadler Professor
                            2000             Emeritus of Finance and
                                             Economics, New York
                                             University Stern School
                                             of Business.
--------------------------------------------------------------------------------
  Howard A. Mileaf (67)     Trustee since    Retired. Formerly, Vice
                            1999             President and Special Counsel,
                                             WHX Corporation (holding
                                             company) 1993 to 2001.
--------------------------------------------------------------------------------
  William E. Rulon (72)     Trustee since    Retired. Formerly, Senior Vice
                            2000             President, Foodmaker, Inc.
                                             (operator and franchiser of
                                             restaurants) until January 1997.
--------------------------------------------------------------------------------
  Cornelius T. Ryan (73)    Trustee since    Founding General Partner,
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners (venture
                                             capital partnerships) and
                                             President, Oxford Venture
                                             Corporation.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                               Number of
                             Portfolios in
                             Fund Complex
    Independent Trustees      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Trustee              Complex by Trustee
-----------------------------------------------------------------------------------
  Barry Hirsch (71)               41       None.
-----------------------------------------------------------------------------------
  Robert A. Kavesh (77)           41       Director, DEL Laboratories, Inc.
                                           (cosmetics and pharmaceuticals)
                                           since 1978; Director, The Caring
                                           Community (not-for-profit).
-----------------------------------------------------------------------------------
  Howard A. Mileaf (67)           41       Director, WHX Corporation
                                           (holding company) since August
                                           2002; Director, Webfinancial
                                           Corporation (holding company)
                                           since December 2002; Director, State
                                           Theatre of New Jersey (not-for-
                                           profit theater) since 2000; formerly,
                                           Director, Kevlin Corporation
                                           (manufacturer of microwave and
                                           other products).
-----------------------------------------------------------------------------------
  William E. Rulon (72)           41       Director, Pro-Kids Golf and
                                           Learning Academy (teach golf and
                                           computer usage to "at risk" children)
                                           since 1998; formerly, Director,
                                           Prandium, Inc. (restaurants) from
                                           March 2001 until July 2002.
-----------------------------------------------------------------------------------
  Cornelius T. Ryan (73)          41       Director, Capital Cash Management
                                           Trust (money market fund),
                                           Naragansett Insured Tax-Free
                                           Income Fund, Rocky Mountain
                                           Equity Fund, Prime Cash Fund,
                                           several private companies and
                                           QuadraMed Corporation
                                           (NASDAQ).
-----------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

--------------------------------------------------------------------------------
                               Position and
    Independent Trustees      Length of Time
  Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
  Tom D. Seip (54)           Trustee since    General Partner, Seip
                             2000             Investments LP (a private
                                              investment partnership);
                                              formerly, President and CEO,
                                              Westaff, Inc. (temporary
                                              staffing), May 2001 to January
                                              2002; Senior Executive at the
                                              Charles Schwab Corporation
                                              from 1983 to 1999, including
                                              Chief Executive Officer,
                                              Charles Schwab Investment
                                              Management, Inc. and Trustee,
                                              Schwab Family of Funds and
                                              Schwab Investments from
                                              1997 to 1998 and Executive
                                              Vice President-Retail
                                              Brokerage, Charles Schwab
                                              Investment Management from
                                              1994 to 1997.
--------------------------------------------------------------------------------
  Candace L. Straight (57)   Trustee since    Private investor and consultant
                             1999             specializing in the insurance
                                              industry; formerly, Advisory
                                              Director, Securitas Capital
                                              LLC (a global private equity
                                              investment firm dedicated to
                                              making investments in the
                                              insurance sector) 1998 to
                                              December 2002.
--------------------------------------------------------------------------------
  Peter P. Trapp (60)        Trustee since    Regional Manager for Atlanta
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              formerly, President, Ford Life
                                              Insurance Company, April 1995
                                              to August 1997.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                Number of
                              Portfolios in
                              Fund Complex
    Independent Trustees       Overseen by   Other Directorships Held Outside Fund
  Name, Age, and Address(1)      Trustee              Complex by Trustee
-----------------------------------------------------------------------------------
  Tom D. Seip (54)                 41       Director, H&R Block, Inc. (financial
                                            services company) since May 2001;
                                            Director, Forward Management, Inc.
                                            (asset management) since 2001;
                                            formerly, Director, General Magic
                                            (voice recognition software) 2001
                                            until 2002; formerly, Director,
                                            E-Finance Corporation (credit
                                            decisioning services) 1999 to 2003;
                                            formerly, Director, Save-Daily.com
                                            (micro investing services) 1999 to
                                            2003; Director, Offroad Capital Inc.
                                            (pre-public internet commerce
                                            company).
-----------------------------------------------------------------------------------
  Candace L. Straight (57)         41       Director, The Proformance Insurance
                                            Company (personal lines property
                                            and casualty insurance company)
                                            since March 2004; Director,
                                            Providence Washington (property
                                            and casualty insurance company)
                                            since December 1998; Director,
                                            Summit Global Partners (insurance
                                            brokerage firm) since October 2000.
-----------------------------------------------------------------------------------
  Peter P. Trapp (60)              41       None.
-----------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

--------------------------------------------------------------------------------
      Trustees who are        Position and
    "Interested Persons"     Length of Time
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
  Edward I. O'Brien* (76)   Trustee since    Formerly, Member, Investment
                            2000             Policy Committee, Edward
                                             Jones 1993 to 2001; President,
                                             Securities Industry Association
                                             ("SIA") (securities industry's
                                             representative in government
                                             relations and regulatory
                                             matters at the federal and state
                                             levels) 1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.
--------------------------------------------------------------------------------
  Jack L. Rivkin* (64)      President and    Executive Vice President and
                            Trustee since    Chief Investment Officer,
                            December         Neuberger Berman Inc.
                            2002             (holding company) since 2002
                                             and 2003, respectively;
                                             Executive Vice President and
                                             Chief Investment Officer,
                                             Neuberger Berman since
                                             December 2002 and 2003,
                                             respectively; Director and
                                             Chairman, NB Management
                                             since December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments, Inc.
                                             from September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc. from September
                                             1995 to February 2002.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                               Number of
                             Portfolios in
      Trustees who are       Fund Complex
    "Interested Persons"      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Trustee              Complex by Trustee
-----------------------------------------------------------------------------------
  Edward I. O'Brien* (76)         41       Director, Legg Mason, Inc. (financial
                                           services holding company) since
                                           1993; formerly, Director, Boston
                                           Financial Group (real estate and tax
                                           shelters) 1993 to 1999.
-----------------------------------------------------------------------------------
  Jack L. Rivkin* (64)            41       Director, Dale Carnegie and
                                           Associates, Inc. (private company)
                                           since 1998; Director, Emagin Corp.
                                           (public company) since 1997;
                                           Director, Solbright, Inc. (private
                                           company) since 1998; Director,
                                           Infogate, Inc. (private company)
                                           since 1997; Director, Broadway
                                           Television Network (private
                                           company) since 2000.
-----------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

--------------------------------------------------------------------------------
      Trustees who are        Position and
    "Interested Persons"     Length of Time
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
  Peter E. Sundman* (45)    Chairman of      Executive Vice President,
                            the Board,       Neuberger Berman Inc.
                            Chief            (holding company) since 1999;
                            Executive        Head of Neuberger Berman
                            Officer and      Inc.'s Mutual Funds and
                            Trustee          Institutional Business since
                            since 2000       1999; President and Director,
                            President        NB Management since 1999;
                            and Chief        Executive Vice President,
                            Executive        Neuberger Berman since 1999;
                            Officer from     formerly, Principal, Neuberger
                            1999 to 2000     Berman from 1997 until 1999;
                                             formerly, Senior Vice President,
                                             NB Management from 1996
                                             until 1999.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                               Number of
                             Portfolios in
      Trustees who are       Fund Complex
    "Interested Persons"      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Trustee              Complex by Trustee
-----------------------------------------------------------------------------------
  Peter E. Sundman* (45)          41       Director and Vice President,
                                           Neuberger & Berman Agency, Inc.
                                           since 2000; formerly, Director,
                                           Neuberger Berman Inc. (holding
                                           company) from October 1999
                                           through March 2003; Trustee,
                                           Frost Valley YMCA.
-----------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  Retired (effective the close of business December 31, 2004).

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustees and Officers (Unaudited) cont'd
----------------------------------------
Information about the Officers of the Trust

                                      Position and
 Name, Age, and Address(1)      Length of Time Served(2)                      Principal Occupation(s)(3)
---------------------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (48)    Secretary since 1985             Vice President-Mutual Fund Board Relations,
                                                             NB Management since 2000; Vice President, Neuberger
                                                             Berman since 2002 and employee since 1999; formerly,
                                                             Vice President, NB Management from 1986 to 1999;
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (four since 2002, three since 2003, and four since 2004).

Philip R. Carroll (70)     Chief Compliance Officer          Vice President, Neuberger Berman since 2002; Associate
                            since 2004                       General Counsel, Neuberger Berman since 2001; Director-
                                                             Mutual Fund Compliance, NB Management since 1995;
                                                             Chief Legal Officer, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (ten since 2003 and four since
                                                             2004); Chief Compliance Officer, fourteen registered
                                                             investment companies for which NB Management acts
                                                             as investment manager and administrator (fourteen since
                                                             2004) and Lehman Brothers/First Trust Income
                                                             Opportunity Fund.

 Robert Conti (48)          Vice President since 2000        Senior Vice President, Neuberger Berman since 2003,
                                                             formerly, Vice President, Neuberger Berman from 1999
                                                             until 2003; Senior Vice President, NB Management since
                                                             2000; formerly, Controller, NB Management until 1996;
                                                             formerly, Treasurer, NB Management from 1996 until
                                                             1999; Vice President, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

 Brian J. Gaffney (51)      Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                             Senior Vice President, NB Management since 2000;
                                                             formerly, Vice President, NB Management from 1997
                                                             until 1999; Vice President, fourteen registered investment companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

 Sheila R. James (39)       Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; formerly,
                                                             Employee, NB Management from 1991 to 1999; Assistant
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (seven since 2002, three since 2003, and four since 2004).

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

                                        Position and
 Name, Age, and Address(1)        Length of Time Served(2)                         Principal Occupation(s)(3)
-------------------------------------------------------------------------------------------------------------------------------
 Kevin Lyons (49)           Assistant Secretary since 2003       Employee, Neuberger Berman since 1999; formerly,
                                                                 Employee, NB Management from 1993 to 1999; Assistant
                                                                 Secretary, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (ten since 2003 and four since 2004).

John M. McGovern (34)      Assistant Treasurer since 2002        Vice President, Neuberger Berman since January 2004;
                                                                 Employee, NB Management since 1993; Assistant
                                                                 Treasurer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004).

 Barbara Muinos (46)        Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; formerly,
                            and Accounting Officer since 2002;   Assistant Vice President, NB Management from 1993 to
                            prior thereto, Assistant Treasurer   1999; Treasurer and Principal Financial and Accounting
                            since 1996                           Officer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004); formerly, Assistant Treasurer, three registered investment companies for which NB Management acts
                                                                 as investment manager and administrator from 1996
                                                                 until 2002.

 Frederic B. Soule (58)     Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                 formerly, Vice President, Neuberger Berman from 1999
                                                                 until 2003; formerly, Vice President, NB Management
                                                                 from 1995 until 1999; Vice President, fourteen registered
                                                                 investment companies for which NB Management acts as
                                                                 investment manager and administrator (three since 2000,
                                                                 four since 2002, three since 2003, and four since 2004).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures
-------------------------------------
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.

Quarterly Portfolio Schedule
----------------------------
The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Annual Report
December 31, 2004                                        [Neuberger Berman LOGO]






                                Neuberger Berman

                                Advisers
                                Management
                                Trust





                                Partners
                                Portfolio[RegTM]






B1010 02/05

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Partners Portfolio Manager's Commentary

Mixed economic signals, record high energy prices, and uncertainty caused by a close Presidential election restrained stocks for much of 2004. Then, the clouds over the market began to dissipate. Favorable economic data indicated that the economy had emerged from its summer doldrums, oil prices declined, and a decisive Republican victory signaled an extension of current fiscal policies. Stocks took off and closed 2004 with respectable gains. We are pleased to report that the Neuberger Berman AMT Partners Portfolio outpaced the Russell 1000 Value Index and significantly outperformed the S&P 500 for the year.(2)


During the reporting period, Energy, Health Care, and Consumer Discretionary investments provided the largest contribution to our returns. We were modestly underweight in Energy relative to the Russell index, but due to the exceptional performance of stocks such as oil shipper Teekay Shipping and natural gas producer EOG Resources, we generated outsized returns. In the Health Care arena, our bias favoring health maintenance organizations such as Wellpoint and pharmaceuticals benefits managers like Caremark RX produced excellent returns. Homebuilders NVR and Centex, motorcycle manufacturer Harley Davidson, and retailer Abercrombie & Fitch drove strong results in the Consumer Discretionary sector.


With positive returns in all ten sectors we own, and better-than-benchmark results in seven of those ten (versus the Russell index), little went wrong in 2004. We were substantially underweight in the buoyant Consumer Staples and Utilities sectors. Consumer Staples appeared pricey and we thought we would be better off investing in Health Care, another less economically sensitive sector that offered better value. With excellent returns from our Health Care investments, the decision turned out not to hurt our performance. In hindsight, we wish we had more exposure to Utilities, the second best performing sector in both our benchmarks. We clearly underestimated investors' appreciation for higher yielding stocks, the primary reason behind Utilities' strong performance.

Currently, we are not contemplating any major shifts in sector allocation. We believe that many of the stocks that performed well this year will continue to shine in 2005. For example, we believe that global demand for oil will remain strong and that the Middle East will be the primary source of incremental supply to be shipped to the U.S. and China. This is very good news for Teekay Shipping, which is paid on the basis of tons per mile shipped.

Another example is Caremark RX, a leading Pharmacy Benefits Manager (PBM). PBMs contract with corporations and HMOs to manage pharmaceutical costs. This is a growth business, given general concerns over the escalating price of health care, and should get even better as $40 billion in drugs come off patent by year-end 2007. Since PBMs typically receive a portion of the savings they achieve for customers, the potentially higher market share of cheaper generics should leverage earnings.

Finally, in spite of their exceptional performance, homebuilder stocks continue to be priced as if the housing industry is about to collapse. For example, Centex is trading at approximately 7 times 2005 earnings forecasts and Lennar Corp is trading at 8 times next year's profit estimates, compared to the S&P 500's multiple of 16 as of fiscal year end. This is too big a discount for high quality companies in what should continue to be a very profitable business.

Looking ahead to 2005, we believe that barring a major terrorist event and/or a big spike in oil prices, the economy will settle into sustainable moderate

Partners Portfolio Manager's Commentary cont'd

growth with modest inflation. This should translate into profit growth that equals or exceeds current consensus estimates. Of course, we maintain our belief that disciplined investors buying high quality companies trading at below market multiples can outperform the broad-based stock market indices over the long term.

Sincerely,

/s/ S. BASU MULLICK

S. BASU MULLICK
PORTFOLIO MANAGER



Average Annual Total Return(1)
                              Partners Portfolio      Russell 1000(R) Value(2)   S&P 500(2)

1 Year                                    18.98%                      16.49%        10.87%
5 Year                                     3.59%                       5.27%        (2.30)%
10 Year                                   11.97%                      13.83%        12.07%
Life of Fund                              10.81%                      12.39%        11.18%
------------                              -----                       -----         -----
Inception Date                       03/22/1994



Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.


---------------------------------------------------------------------------
Comparison of a $10,000 Investment
---------------------------------------------------------------------------


                        Partners          Russell 1000 (R)      S&P 500
---------------------------------------------------------------------------
                                 Portfolio Value
---------------------------------------------------------------------------
         12/31/1994          $ 10,000           $ 10,000          $ 10,000
---------------------------------------------------------------------------
         12/31/1995          $ 13,647           $ 13,836          $ 13,753
---------------------------------------------------------------------------
         12/31/1996          $ 17,683           $ 16,830          $ 16,909
---------------------------------------------------------------------------
         12/31/1997          $ 23,208           $ 22,751          $ 22,548
---------------------------------------------------------------------------
         12/31/1998          $ 24,185           $ 26,307          $ 28,992
---------------------------------------------------------------------------
         12/31/1999          $ 25,967           $ 28,240          $ 35,091
---------------------------------------------------------------------------
         12/31/2000          $ 26,150           $ 30,221          $ 31,897
---------------------------------------------------------------------------
         12/31/2001          $ 25,410           $ 28,532          $ 28,109
---------------------------------------------------------------------------
         12/31/2002          $ 19,276           $ 24,102          $ 21,899
---------------------------------------------------------------------------
         12/31/2003          $ 26,039           $ 31,341          $ 28,177
---------------------------------------------------------------------------
         12/31/2004          $ 30,980           $ 36,510          $ 31,241
---------------------------------------------------------------------------

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Industry Diversification
(% of Industry Holdings)

Advertising .................................     1.1%
Banking & Financial .........................     4.9
Broadcasting ................................     1.2
Building, Construction & Furnishing .........    10.1
Communications ..............................     0.9
Communication Services ......................     1.3
Consumer Cyclicals ..........................     2.0
Consumer Goods & Services ...................     1.8
Consumer Staples ............................     1.2
Defense & Aerospace .........................     0.5
Diversified .................................     1.3
Electrical & Electronics ....................     1.9
Electronics .................................     0.5
Energy ......................................     7.4
Financial Services ..........................    17.8
Forest Products & Paper .....................     0.4
Health Care .................................    10.6
Insurance ...................................     3.9
Metals ......................................     3.1
Oil & Gas ...................................     5.8
Pharmaceutical ..............................     3.1
Retail ......................................     0.7
Semiconductors ..............................     1.7
Software ....................................     5.4
Technology ..................................     2.6
Telecommunications ..........................     1.0
Transportation ..............................     6.6
Short-Term Investments ......................    17.8
Liabilities, less cash, receivables and
    other assets ............................   (16.6)

Please see Endnotes for Additional information                                 2

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Endnotes


             1. 18.98%, 3.59% and 11.97% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2004. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.


             2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of the leading companies in leading industries. The Russell 1000[RegTM] Index measures the performance of the 1,000 largest companies in the Russell 3000[RegTM] Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.


                The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.


                The composition, industries and holdings of the Portfolio are subject to change.


                Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.


                (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

Information About Your Fund's Expenses


This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:



                                    Actual Expenses:    The first section of the
                                                        table provides
                                                        information about actual
                                                        account values and
                                                        actual expenses in
                                                        dollars. You may use the
                                                        information in this
                                                        line, together with the
                                                        amount you invested, to
                                                        estimate the expenses
                                                        you paid over the
                                                        period.


       Hypothetical Example for Comparison Purposes:    The second section of
                                                        the table provides
                                                        information about
                                                        hypothetical account
                                                        values and hypothetical
                                                        expenses based on the
                                                        Fund's actual expense
                                                        ratio and an assumed
                                                        rate of return at 5% per
                                                        year before expenses.
                                                        This return is not the
                                                        Fund's actual return.
                                                        The hypothetical account
                                                        values and expenses may
                                                        not be used to estimate
                                                        the actual ending
                                                        account balance or
                                                        expenses you paid for
                                                        the period. You may use
                                                        this information to
                                                        compare the ongoing
                                                        costs of investing in
                                                        this Fund versus other
                                                        funds. To do so, compare
                                                        this 5% hypothetical
                                                        example with the 5%
                                                        hypothetical examples
                                                        that appear in the
                                                        shareholder reports of
                                                        other funds.

Expense Information As of 12/31/04 (Unaudited)



Neuberger Berman Advisers Management Trust Partners Portfolio
                                                                Beginning         Ending       Expenses Paid
Actual                                                        Account Value   Account Value  During the Period*
    Class I                                                    $1,000          $ 1,128.90      $ 4.92
    Hypothetical (5% annual return before expenses)**
    Class I                                                    $1,000          $ 1,020.51      $ 4.67

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).


** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Schedule of Investments Partners Portfolio

Number of Shares                               Market Value+
Common Stocks (98.8%)
Advertising (1.1%)
     75,700  Omnicom Group                   $    6,383,024
Banking & Financial (4.9%)
117,900      Fannie Mae                           8,395,659
223,400      Merrill Lynch                       13,352,618
146,600      State Street                         7,200,992
                                             --------------------
                                                 28,949,269
Broadcasting (1.2%)
215,500      EchoStar Communications              7,163,220*
Building, Construction & Furnishing (10.1%)
257,900      Centex Corp.                         15,365,682L
223,700      Home Depot                           9,560,938
251,000      Lennar Corp.                         14,226,680L
  9,600      NVR, Inc.                            7,386,240*L
200,900      Pulte Homes                          12,817,420L
                                             --------------------
                                                 59,356,960
Communications (0.9%)
222,200      Cablevision Systems                  5,532,780*
Communication Services (1.3%)
222,800      Scientific-Atlanta                   7,354,628
Consumer Cyclicals (2.0%)
 73,500      Best Buy                             4,367,370L
197,700      Masco Corp.                          7,221,981
                                             --------------------
                                                 11,589,351
Consumer Goods & Services (1.8%)
260,200      Cendant Corp.                        6,083,476
 84,900      Colgate-Palmolive                    4,343,484
                                             --------------------
                                                 10,426,960
Consumer Staples (1.2%)
197,200      Viacom Inc. Class B                  7,176,108
Defense & Aerospace (0.5%)
 90,100      Embraer-Empresa
             Brasileira
             de Aeronautica                       3,012,944
Diversified (1.3%)
1,405,300    ABB Ltd.                             7,820,907*
Electrical & Electronics (1.9%)
310,100      Tyco International                   11,082,974L
Electronics (0.5%)
195,440      AU Optronics                         2,798,701L
Energy (7.4%)
105,100      Anadarko Petroleum                   6,811,531
194,300      Canadian Natural
             Resources                            8,310,211
143,600      Cooper Cameron                       7,727,116*
106,300      Peabody Energy                       8,600,733
258,100      Talisman Energy                      6,958,376L
 84,400      TXU Corp.                            5,448,864
                                             --------------------
                                                 43,856,831


Number of Shares                               Market Value+
Financial Services (17.8%)
125,100      American Express                $    7,051,887L
  4,800      Berkshire Hathaway
             Class B                             14,092,800*
362,400      Citigroup Inc.                      17,460,432
338,998      Countrywide Financial                12,546,316L
355,700      General Electric                    12,983,050
 88,400      Goldman Sachs                        9,197,136
155,300      Hartford Financial Services
             Group                               10,763,843
162,500      MBNA Corp.                           4,580,875L
222,600      PMI Group                            9,293,550L
 90,296      XL Capital                           7,011,485
                                             --------------------
                                                104,981,374
Forest Products & Paper (0.4%)
 33,600      Weyerhaeuser Co.                     2,258,592
Health Care (10.6%)
231,800      Boston Scientific                    8,240,490*
177,600      Caremark Rx                          7,002,768*
 80,300      Forest Laboratories                  3,602,258*
258,800      Health Management
             Associates                           5,879,936L
233,900      NBTY, Inc.                           5,615,939*
140,300      PacifiCare Health Systems            7,929,756*
328,500      Teva Pharmaceutical
             Industries ADR                       9,809,010
 67,700      WellPoint Inc.                       7,785,500*
157,500      Wyeth                                6,707,925
                                             --------------------
                                                 62,573,582
Insurance (3.9%)
 70,200      Aetna Inc.                           8,757,450L
218,100      American International
             Group                               14,322,627
                                             --------------------
                                                 23,080,077
Metals (3.1%)
 94,900      Freeport-McMoRan
             Copper & Gold                        3,628,027L
109,800      Nucor Corp.                          5,746,932L
 89,400      Phelps Dodge                         8,843,448L
                                             --------------------
                                                 18,218,407
Oil & Gas (5.8%)
120,400      EOG Resources                        8,591,744
153,700      FMC Technologies                     4,949,140*L
181,400      National-Oilwell                     6,401,606*
179,100      Pioneer Natural Resources            6,286,410
226,700      XTO Energy                           8,020,646
                                             --------------------
                                                 34,249,546
Pharmaceutical (3.1%)
 84,000      Express Scripts                      6,420,960*L
 87,500      Par Pharmaceutical                   3,620,750*
263,400      Shire Pharmaceuticals
             Group ADR                            8,415,630
                                             --------------------
                                                 18,457,340

See Notes to Schedule of Investments   5

Schedule of Investments Partners Portfolio cont'd


Number of Shares                                                              Market Value+
Retail (0.7%)
    103,200                               J.C. Penney                      $   4,272,480
Semiconductors (1.7%)
  282,300                                 Applied Materials                    4,827,330*L
  605,319                                 Taiwan Semiconductor
                                          Manufacturing ADR                    5,139,158
                                                                           -------------------
                                                                               9,966,488
Software (5.4%)
  229,000                                 Check Point Software
                                          Technologies                         5,640,270*
  428,200                                 Microsoft Corp.                     11,437,222
  532,800                                 Oracle Corp.                         7,310,016*
  269,300                                 VERITAS Software                     7,688,515*L
                                                                           -------------------
                                                                              32,076,023
Technology (2.6%)
   40,000                                 Computer Sciences                    2,254,800*
  242,800                                 IAC/InterActiveCorp                  6,706,136*L
   24,200                                 IBM                                  2,385,636
  164,300                                 Texas Instruments                    4,045,066
                                                                           -------------------
                                                                              15,391,638
Telecommunications (1.0%)
  104,900                                 Nextel Communications                3,147,000*
  685,600                                 Nortel Networks                      2,392,744*
                                                                           -------------------
                                                                               5,539,744

Number of Shares                                                            Market Value+
Transportation (6.6%)
  293,700                                 Frontline Ltd.                   $  13,012,453
  150,000                                 General Maritime                     5,992,500*
  809,100                                 Golden Ocean Group                     505,455*
   86,400                                 Overseas Shipholding
                                          Group                                4,769,280
   77,243                                 Ship Finance International           1,585,026L
  313,500                                 Teekay Shipping                     13,201,485
                                                                           -------------------
                                                                              39,066,199
Total Common Stocks
(Cost $453,483,409)
                                                                             582,636,147
                                                                           -------------------
Principal Amount
Short-Term Investments (17.8%)
$99,015,450                               N&B Securities Lending
                                          Quality Fund, LLC                   99,015,450++
5,866,332                                 Neuberger Berman Prime
                                          Money Fund Trust Class              5,866,332@
                                                                           -------------------
Total Short-Term Investments
(Cost $104,881,782)                                                         104,881,782#
                                                                           -------------------
Total Investments (116.6%)
(Cost $558,365,191)
                                                                             687,517,929##
Liabilities, less cash, receivables and
other assets [(16.6%)]
                                                                             (97,741,061)
                                                                           -------------------
Total Net Assets (100.0%)
                                                                           $ 589,776,868
                                                                           -------------------

See Notes to Schedule of Investments   6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Notes to Schedule of Investments Partners Portfolio

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Partners Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2004, the cost of investments for U.S. Federal income tax purposes was $560,911,172. Gross unrealized appreciation of investments was $129,574,530 and gross unrealized depreciation of investments was $2,967,773, resulting in net unrealized appreciation of $126,606,757, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

L   All or a portion of this security is on loan (see Note A of Notes to
     Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

++ The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).


See Notes to Financial Statements      7

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004



Statement of Assets and Liabilities


                                                                                               Partners
Neuberger Berman Advisers Management Trust                                                    Portfolio
Assets
  Investments in securities, at market value* + (Notes A & F)-see Schedule of Investments:
==========================================================================================
  Unaffiliated issuers                                                                      $582,636,147
------------------------------------------------------------------------------------------  ------------
  Affiliated issuers                                                                         104,881,782
------------------------------------------------------------------------------------------  ------------
                                                                                             687,517,929
==========================================================================================  ============
  Cash                                                                                            18,281
------------------------------------------------------------------------------------------  ------------
  Foreign currency                                                                               581,534
==========================================================================================  ============
  Dividends and interest receivable                                                              358,964
------------------------------------------------------------------------------------------  ------------
  Receivable for securities sold                                                               5,865,651
==========================================================================================  ============
  Receivable for Fund shares sold                                                                 78,082
------------------------------------------------------------------------------------------  ------------
  Prepaid expenses and other assets                                                               22,746
------------------------------------------------------------------------------------------  ------------
Total Assets                                                                                 694,443,187
------------------------------------------------------------------------------------------  ------------
Liabilities
  Payable for collateral on securities loaned (Note A)                                        99,015,450
==========================================================================================  ============
  Payable for securities purchased                                                             4,118,802
==========================================================================================  ============
  Payable for Fund shares redeemed                                                               938,816
------------------------------------------------------------------------------------------  ------------
  Payable to investment manager-net (Notes A & B)                                                254,072
==========================================================================================  ============
  Payable to administrator (Note B)                                                              143,543
------------------------------------------------------------------------------------------  ------------
  Accrued expenses and other payables                                                            195,636
------------------------------------------------------------------------------------------  ------------
Total Liabilities                                                                            104,666,319
------------------------------------------------------------------------------------------  ------------
Net Assets at value                                                                         $589,776,868
------------------------------------------------------------------------------------------  ------------
Net Assets consist of:
  Paid-in capital                                                                           $456,527,995
==========================================================================================  ============
  Undistributed net investment income (loss)                                                   6,485,081
------------------------------------------------------------------------------------------  ------------
  Accumulated net realized gains (losses) on investments                                      (2,398,392)
==========================================================================================  ============
  Net unrealized appreciation (depreciation) in value of investments                         129,162,184
------------------------------------------------------------------------------------------  ------------
Net Assets at value                                                                         $589,776,868
------------------------------------------------------------------------------------------  ------------
Shares Outstanding ($.001 par value; unlimited shares authorized)                             32,185,016
------------------------------------------------------------------------------------------  ------------
Net Asset Value, offering and redemption price per share                                    $      18.32
------------------------------------------------------------------------------------------  ------------
+Securities on loan, at market value:
  Unaffiliated issuers                                                                      $ 96,180,739
------------------------------------------------------------------------------------------  ------------
*Cost of investments:
  Unaffiliated issuers                                                                      $453,483,409
==========================================================================================  ============
  Affiliated issuers                                                                         104,881,782
------------------------------------------------------------------------------------------  ------------
Total cost of investments                                                                   $558,365,191
------------------------------------------------------------------------------------------  ------------
Total cost of foreign currency                                                              $    572,809
------------------------------------------------------------------------------------------  ------------

See Notes to Financial Statements      8

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2004



Statement of Operations


                                                                                                Partners
Neuberger Berman Advisers Management Trust                                                     Portfolio
Investment Income
Income (Note A):
Dividend income-unaffiliated issuers                                                         $ 11,839,027
==========================================================================================   ============
Dividend income-affiliated issuers (Note F)                                                        20,736
------------------------------------------------------------------------------------------   ------------
Interest income                                                                                       823
==========================================================================================   ============
Income from securities loaned-affiliated issuer (Note F)                                          138,687
------------------------------------------------------------------------------------------   ------------
Income from investments in affiliated issuers (Note F)                                            126,658
==========================================================================================   ============
Foreign taxes withheld                                                                            (75,789)
------------------------------------------------------------------------------------------   ------------
Total income                                                                                   12,050,142
------------------------------------------------------------------------------------------   ------------
Expenses:
Investment management fee (Notes A & B)                                                         3,280,963
==========================================================================================   ============
Administration fee (Note B)                                                                     1,856,078
------------------------------------------------------------------------------------------   ------------
Audit fees                                                                                         39,659
==========================================================================================   ============
Custodian fees (Note B)                                                                           285,436
------------------------------------------------------------------------------------------   ------------
Insurance expense                                                                                  18,057
==========================================================================================   ============
Legal fees                                                                                        123,555
------------------------------------------------------------------------------------------   ------------
Shareholder reports                                                                                 1,490
==========================================================================================   ============
Trustees' fees and expenses                                                                        26,215
------------------------------------------------------------------------------------------   ------------
Miscellaneous                                                                                      12,248
------------------------------------------------------------------------------------------   ------------
Total expenses                                                                                  5,643,701
Investment management fee waived (Note A)                                                         (12,736)
Expenses reduced by custodian fee expense offset and commission recapture arrangements            (97,186)
------------------------------------------------------------------------------------------   ------------
  (Note B)
------------------------------------------------------------------------------------------
Total net expenses                                                                              5,533,779
------------------------------------------------------------------------------------------   ------------
Net investment income (loss)                                                                    6,516,363
------------------------------------------------------------------------------------------   ------------
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated securities                                  101,062,037
------------------------------------------------------------------------------------------   ------------
   Sales of investment securities of affiliated securities                                      2,950,224
==========================================================================================   ============
   Foreign currency                                                                               (28,116)
------------------------------------------------------------------------------------------   ------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                          (8,435,221)
------------------------------------------------------------------------------------------   ------------
   Foreign currency                                                                                 9,345
------------------------------------------------------------------------------------------   ------------
Net gain (loss) on investments                                                                 95,558,269
------------------------------------------------------------------------------------------   ------------
Net increase (decrease) in net assets resulting from operations                              $102,074,632
------------------------------------------------------------------------------------------   ------------

See Notes to Financial Statements      9

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004



Statement of Changes in Net Assets



                                                                               Partners Portfolio
                                                                              ---------------------
Neuberger Berman Advisers Management Trust                                   Year Ended December 31,
                                                                            2004                2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                           $    6,516,363      $       59,548
=====================================================================  ==============      ==============
Net realized gain (loss) on investments                                   103,984,145          (8,891,337)
---------------------------------------------------------------------  --------------      --------------
Change in net unrealized appreciation (depreciation) of investments        (8,425,876)        186,593,259
---------------------------------------------------------------------  --------------      --------------
Net increase (decrease) in net assets resulting from operations           102,074,632         177,761,470
---------------------------------------------------------------------  --------------      --------------
Distributions to Shareholders From:
Net investment income                                                         (62,733)                  -
---------------------------------------------------------------------  --------------      --------------
From Fund Share Transactions (Note D):
Proceeds from shares sold                                                  69,346,230         253,815,477
=====================================================================  ==============      ==============
Proceeds from reinvestment of dividends and distributions                      62,733                   -
---------------------------------------------------------------------  --------------      --------------
Payments for shares redeemed                                             (251,283,347)       (284,495,806)
---------------------------------------------------------------------  --------------      --------------
Net increase (decrease) from Fund share transactions                     (181,874,384)        (30,680,329)
---------------------------------------------------------------------  --------------      --------------
Net Increase (Decrease) in Net Assets                                     (79,862,485)        147,081,141
Net Assets:
Beginning of year                                                         669,639,353         522,558,212
---------------------------------------------------------------------  --------------      --------------
End of year                                                            $  589,776,868      $  669,639,353
---------------------------------------------------------------------  --------------      --------------
Undistributed net investment income (loss) at end of year              $    6,485,081      $       59,567
---------------------------------------------------------------------  --------------      --------------

See Notes to Financial Statements      10

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004



Notes to Financial Statements Partners Portfolio

Note A--Summary of Significant Accounting Policies:

1 General: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.


3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.


4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2004 was $726,010.


5 Income tax information: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated

Notes to Financial Statements Partners Portfolio cont'd

     investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.


     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

     Distributions Paid From:

                                Long-Term        Tax Return
         Ordinary Income      Capital Gain       of Capital             Total
             2004     2003     2004     2003     2004     2003         2004      2003
        $62,733      $  -     $  -     $  -     $  -     $  -     $62,733      $  -

     As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

  Undistributed     Undistributed         Unrealized              Loss
       Ordinary         Long Term       Appreciation     Carryforwards
         Income              Gain     (Depreciation)     and Deferrals           Total
     $6,485,081          $147,586       $126,616,206              $  -    $133,248,873

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences on wash sales.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. During the year ended December 31, 2004, the Fund utilized capital loss carryforwards of $102,078,848.

6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

     of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust, are allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Quality Fund"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guaranteed a certain amount of revenue to the Fund under the Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee.

     The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2004, Neuberger received $77,865 under the Agreement. Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-affiliated issuer.

     In February of 2005, it is likely that the Fund will change the collateral investment vehicle from the Quality Fund, managed by State Street, to a fund managed by Lincoln Capital, an affiliate, as approved by the Board.


11   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund") and the Neuberger Berman Prime Money

Notes to Financial Statements Partners Portfolio cont'd

     Fund ("Prime Money"), affiliated funds, which are managed by Management and have the same Board members as the Fund. The Cash Fund and Prime Money each seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund or Prime Money on those assets. For the year ended December 31, 2004, such waived fees amounted to $12,665 and $71 for the Cash Fund and Prime Money, respectively. For the year ended December 31, 2004, income earned on the investments of the Cash Fund and Prime Money amounted to $124,986 and $1,672, respectively, and is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.


12 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.


     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2004, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

     Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2004, there was no reimbursement to Management under this agreement. At December 31, 2004, the Fund has no contingent liability to Management under this agreement.

     On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $96,866.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $320.


     Note C--Securities Transactions:

     During the year ended December 31, 2004, there were purchase and sale transactions (excluding short-term securities) of $432,697,248 and $601,508,647, respectively.

     During the year ended December 31, 2004, brokerage commissions on securities transactions amounted to $1,443,750, of which Neuberger received $10, Lehman received $274,479, and other brokers received $1,169,261.


     Note D--Fund Share Transactions:

     Share activity for the years ended December 31, 2004 and December 31, 2003 was as follows:

                                                    For the Year Ended December 31,
                                                        2004               2003
Shares Sold                                            4,246,276         20,169,797
Shares Issued on Reinvestment of Dividends and
 Distributions                                             3,906                  -
Shares Redeemed                                      (15,536,771)       (22,548,108)
                                                     -----------        -----------
Total                                                (11,286,589)        (2,378,311)
                                                     -----------        -----------

Notes to Financial Statements Partners Portfolio cont'd

     Note E--Line of Credit:

     At December 31, 2004, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to all or any part of the $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2004, nor had the Fund utilized this line of credit at any time prior to that date.


     Note F--Investments in Affiliates*:

                                                                                                               Income
                                                                                                                 from
                                                                                                          Investments
                           Balance of                                         Balance of                in Affiliated
                               Shares             Gross             Gross         Shares                      Issuers
                                 Held         Purchases             Sales           Held          Value   Included in
                         December 31,               and               and   December 31,   December 31,         Total
Name of Issuer                   2003         Additions        Reductions           2004           2004        Income
Lehman Brothers
Holdings                      154,600                 -           154,600              -             $-       $20,736
N&B Securities Lending
Quality Fund, LLC **       29,135,300    20,978,732,288    20,908,852,138     99,015,450     99,015,450       138,687
Neuberger Berman
Institutional Cash Fund
Trust Class***             14,346,455       207,136,097       221,482,552              -              -       124,986
Neuberger Berman
Prime Money Fund
Trust Class***                      -         8,323,936         2,457,604      5,866,332      5,866,332         1,672
                                                                                             ----------       -------
Total                                                                                      $104,881,782      $286,081
                                                                                           ============      ========

* Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

** The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

*** Neuberger Berman Institutional Cash Fund (the "Cash Fund") and Neuberger Berman Prime Money Fund ("Prime Money") are also managed by Neuberger Berman Management Inc. and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Financial Highlights Partners Portfolio+

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.++

                                                                                     Year Ended December 31,
                                                                       2004        2003        2002        2001        2000
                                                                    --------------------------------------------------------
Net Asset Value, Beginning of Year                                  $  15.40    $  11.40    $  15.10    $  16.17    $  19.64
                                                                    --------    --------    --------    --------    --------
Income From Investment Operations
Net Investment Income (Loss)                                            .17         .00          .01         .06         .07
Net Gains or Losses on Securities (both realized and unrealized)       2.75        4.00        (3.64)       (.50)       (.20)
                                                                    --------    --------    --------    --------    --------
Total From Investment Operations                                       2.92        4.00        (3.63)       (.44)       (.13)
                                                                    --------    --------    --------    --------    --------
Less Distributions From:
Net Investment Income                                                  (.00)          -         (.07)       (.06)       (.15)
Net Capital Gains                                                          -          -            -        (.57)     ( 3.19)
                                                                    --------    --------    --------    --------    --------
Total Distributions                                                    (.00)          -         (.07)       (.63)      (3.34)
                                                                    --------    --------    --------    --------    --------
Net Asset Value, End of Year                                        $  18.32    $  15.40    $  11.40    $  15.10    $  16.17
                                                                    --------    --------    --------    --------    --------
Total Return++                                                        +18.98%     +35.09%     -24.14%      -2.83%      +0.70%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                               $  589.8     $ 669.6    $  522.6    $  795.4       808.3
Ratio of Gross Expenses to Average Net Assets#                           .91%        .91%        .91%        .87%        .92%
Ratio of Net Expenses to Average Net Assets[sec]                         .89%        .90%        .91%        .87%        .92%
Ratio of Net Investment Income (Loss) to Average Net Assets             1.05%        .01%        .05%        .43%        .42%
Portfolio Turnover Rate                                                   71%         76%         53%         74%         97%


See Notes to Financial Highlights      17

Notes to Financial Highlights Partners Portfolio

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Partners Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.


++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

[sec]After waiver of a portion of the investment management fee. Had the investment manager not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:


          Year Ended      Year Ended
        December 31,    December 31,
                2004            2003
               0.90%           0.90%

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Partners Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Partners Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Partners Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



/s/ Ernest + Young




Boston, Massachusetts
February 4, 2005

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.


Information about the Board of Trustees


                                                                                 Number of
                                                                               Portfolios in
                               Position and                                    Fund Complex
    Independent Trustees      Length of Time                                    Overseen by  Other Directorships Held Outside Fund
  Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)      Trustee              Complex by Trustee
---------------------------------------------------------------------------------------------------------------------------------
John Cannon (74)           Trustee since      Consultant. Formerly,                   41       Independent Trustee or Director of
                             2000             Chairman, CDC Investment                         three series of Oppenheimer Funds:
                                              Advisers (registered investment                  Limited Term New York Municipal
                                              adviser) 1993 to January 1999;                   Fund, Rochester Fund Municipals,
                                              formerly, President and Chief                    and Oppenheimer Convertible
                                              Executive Officer, AMA                           Securities Fund, since 1992.
                                              Investment Advisors, an affiliate
                                              of the American Medical
                                              Association.
----------------------------------------------------------------------------------------------------------------------------------
Faith Colish (69)          Trustee since      Counsel, Carter Ledyard &               41       Director, American Bar Retirement
                           1984               Millburn LLP (law firm) since                    Association (ABRA) since 1997
                                              October 2002; formerly,                          (not-for-profit membership
                                              Attorney-at-Law and President,                   association).
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.
----------------------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers(4) (71)   Trustee since      Consultant; Retired President           41       None.
                           1989               and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).
----------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (67)        Trustee since      Consultant, C. A. Harvey                41       President, Board of Associates to
                           1998               Associates, since June 2001;                     The National Rehabilitation
                                              formerly, Director, AARP, 1978                   Hospital's Board of Directors since
                                              to December 2001.                                2002; formerly, Member, Individual
                                                                                               Investors Advisory Committee to the
                                                                                               New York Stock Exchange Board
                                                                                               of Directors, 1998 to June 2002;
                                                                                               formerly, Member, American
                                                                                               Savings Education Council's Policy
                                                                                               Board (ASEC), 1998 to 2000;
                                                                                               formerly, Member, Executive
                                                                                               Committee, Crime Prevention
                                                                                               Coalition of America, 1997 to 2000.
----------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004



                                                                                 Number of
                                                                               Portfolios in
                              Position and                                     Fund Complex
    Independent Trustees     Length of Time                                     Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)       Trustee             Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Barry Hirsch (71)         Trustee since    Attorney-at-Law. Formerly,             41       None.
                            2000             Senior Counsel, Loews
                                             Corporation (diversified
                                             financial corporation) May 2002
                                             until April 2003; formerly,
                                             Senior Vice President, Secretary
                                             and General Counsel,
                                             Loews Corporation.
----------------------------------------------------------------------------------------------------------------------------------
  Robert A. Kavesh (77)     Trustee since    Marcus Nadler Professor                41       Director, DEL Laboratories, Inc.
                            2000             Emeritus of Finance and                         (cosmetics and pharmaceuticals)
                                             Economics, New York                             since 1978; Director, The Caring
                                             University Stern School                         Community (not-for-profit).
                                             of Business.
----------------------------------------------------------------------------------------------------------------------------------
  Howard A. Mileaf (67)     Trustee since    Retired. Formerly, Vice                41       Director, WHX Corporation
                            1999             President and Special Counsel,                  (holding company) since August
                                             WHX Corporation (holding                        2002; Director, Webfinancial
                                             company) 1993 to 2001.                          Corporation (holding company)
                                                                                             since December 2002; Director, State
                                                                                             Theatre of New Jersey (not-for-
                                                                                             profit theater) since 2000; formerly,
                                                                                             Director, Kevlin Corporation
                                                                                             (manufacturer of microwave and
                                                                                             other products).
                                                                                             since December 2002; Director, State
----------------------------------------------------------------------------------------------------------------------------------
  William E. Rulon (72)     Trustee since    Retired. Formerly, Senior Vice         41       Director, Pro-Kids Golf and
                            2000             President, Foodmaker, Inc.                      Learning Academy (teach golf and
                                             (operator and franchiser of                     computer usage to "at risk" children)
                                             restaurants) until January 1997.                since 1998; formerly, Director,
                                                                                             Prandium, Inc. (restaurants) from
                                                                                             March 2001 until July 2002.
----------------------------------------------------------------------------------------------------------------------------------
  Cornelius T. Ryan (73)    Trustee since    Founding General Partner,              41       Director, Capital Cash Management
                            2000             Oxford Partners and Oxford                      Trust (money market fund),
                                             Bioscience Partners (venture                    Naragansett Insured Tax-Free
                                             capital partnerships) and                       Income Fund, Rocky Mountain
                                             President, Oxford Venture                       Equity Fund, Prime Cash Fund,
                                             Corporation.                                    several private companies and
                                                                                             QuadraMed Corporation
                                                                                             (NASDAQ).
----------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd



                                                                                 Number of
                                                                               Portfolios in
                               Position and                                    Fund Complex
    Independent Trustees      Length of Time                                    Overseen by  Other Directorships Held Outside Fund
  Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)      Trustee             Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Tom D. Seip (54)           Trustee since    General Partner, Seip                   41     Director, H&R Block, Inc. (financial
                             2000             Investments LP (a private                      services company) since May 2001;
                                              investment partnership);                       Director, Forward Management, Inc.
                                              formerly, President and CEO,                   (asset management) since 2001;
                                              Westaff, Inc. (temporary                       formerly, Director, General Magic
                                              staffing), May 2001 to January                 (voice recognition software) 2001
                                              2002; Senior Executive at the                  until 2002; formerly, Director,
                                              Charles Schwab Corporation                     E-Finance Corporation (credit
                                              from 1983 to 1999, including                   decisioning services) 1999 to 2003;
                                              Chief Executive Officer,                       formerly, Director, Save-Daily.com
                                              Charles Schwab Investment                      (micro investing services) 1999 to
                                              Management, Inc. and Trustee,                  2003; Director, Offroad Capital Inc.
                                              Schwab Family of Funds and                     (pre-public internet commerce
                                              Schwab Investments from                        company).
                                              1997 to 1998 and Executive
                                              Vice President-Retail
                                              Brokerage, Charles Schwab
                                              Investment Management from
                                              1994 to 1997.
----------------------------------------------------------------------------------------------------------------------------------
  Candace L. Straight (57)   Trustee since    Private investor and consultant       41       Director, The Proformance Insurance
                             1999             specializing in the insurance                  Company (personal lines property
                                              industry; formerly, Advisory                   and casualty insurance company)
                                              Director, Securitas Capital                    since March 2004; Director,
                                              LLC (a global private equity                   Providence Washington (property
                                              investment firm dedicated to                   and casualty insurance company)
                                              making investments in the                      since December 1998; Director,
                                              insurance sector) 1998 to                      Summit Global Partners (insurance
                                              December 2002.                                 brokerage firm) since October 2000.
----------------------------------------------------------------------------------------------------------------------------------
  Peter P. Trapp (60)        Trustee since    Regional Manager for Atlanta          41       None.
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              formerly, President, Ford Life
                                              Insurance Company, April 1995
                                              to August 1997.
----------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004



                                                                                 Number of
                                                                               Portfolios in
      Trustees who are        Position and                                     Fund Complex
    "Interested Persons"     Length of Time                                     Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)       Trustee             Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Edward I. O'Brien* (76)   Trustee since    Formerly, Member, Investment            41      Director, Legg Mason, Inc. (financial
                            2000             Policy Committee, Edward                        services holding company) since
                                             Jones 1993 to 2001; President,                  1993; formerly, Director, Boston
                                             Securities Industry Association                 Financial Group (real estate and tax
                                             ("SIA") (securities industry's                  shelters) 1993 to 1999.
                                             representative in government
                                             relations and regulatory
                                             matters at the federal and state
                                             levels) 1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.
----------------------------------------------------------------------------------------------------------------------------------
  Jack L. Rivkin* (64)      President and    Executive Vice President and            41      Director, Dale Carnegie and
                            Trustee since    Chief Investment Officer,                       Associates, Inc. (private company)
                            December         Neuberger Berman Inc.                           since 1998; Director, Emagin Corp.
                            2002             (holding company) since 2002                    (public company) since 1997;
                                             and 2003, respectively;                         Director, Solbright, Inc. (private
                                             Executive Vice President and                    company) since 1998; Director,
                                             Chief Investment Officer,                       Infogate, Inc. (private company)
                                             Neuberger Berman since                          since 1997; Director, Broadway
                                             December 2002 and 2003,                         Television Network (private
                                             respectively; Director and                      company) since 2000.
                                             Chairman, NB Management
                                             since December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments, Inc.
                                             from September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc. from September
                                             1995 to February 2002.
----------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd



                                                                                 Number of
                                                                               Portfolios in
      Trustees who are        Position and                                     Fund Complex
    "Interested Persons"     Length of Time                                     Overseen by  Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)       Trustee             Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------------
  Peter E. Sundman* (45)    Chairman of      Executive Vice President,               41      Director and Vice President,
                            the Board,       Neuberger Berman Inc.                           Neuberger & Berman Agency, Inc.
                            Chief            (holding company) since 1999;                   since 2000; formerly, Director,
                            Executive        Head of Neuberger Berman                        Neuberger Berman Inc. (holding
                            Officer and      Inc.'s Mutual Funds and                         company) from October 1999
                            Trustee          Institutional Business since                    through March 2003; Trustee,
                            since 2000       1999; President and Director,                   Frost Valley YMCA.
                            President        NB Management since 1999;
                            and Chief        Executive Vice President,
                            Executive        Neuberger Berman since 1999;
                            Officer from     formerly, Principal, Neuberger
                            1999 to 2000     Berman from 1997 until 1999;
                                             formerly, Senior Vice President,
                                             NB Management from 1996
                                             until 1999.
----------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  Retired (effective the close of business December 31, 2004).

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Information about the Officers of the Trust



                                      Position and
 Name, Age, and Address(1)      Length of Time Served(2)                      Principal Occupation(s)(3)
---------------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (48)    Secretary since 1985             Vice President-Mutual Fund Board Relations,
                                                             NB Management since 2000; Vice President, Neuberger
                                                             Berman since 2002 and employee since 1999; formerly,
                                                             Vice President, NB Management from 1986 to 1999;
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (four since 2002, three since 2003, and four since 2004).

 Philip R. Carroll (70)     Chief Compliance Officer         Vice President, Neuberger Berman since 2002; Associate
                            since 2004                       General Counsel, Neuberger Berman since 2001; Director-
                                                             Mutual Fund Compliance, NB Management since 1995;
                                                             Chief Legal Officer, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (ten since 2003 and four since
                                                             2004); Chief Compliance Officer, fourteen registered
                                                             investment companies for which NB Management acts
                                                             as investment manager and administrator (fourteen since
                                                             2004) and Lehman Brothers/First Trust Income
                                                             Opportunity Fund.

 Robert Conti (48)          Vice President since 2000        Senior Vice President, Neuberger Berman since 2003,
                                                             formerly, Vice President, Neuberger Berman from 1999
                                                             until 2003; Senior Vice President, NB Management since
                                                             2000; formerly, Controller, NB Management until 1996;
                                                             formerly, Treasurer, NB Management from 1996 until
                                                             1999; Vice President, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

 Brian J. Gaffney (51)      Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                             Senior Vice President, NB Management since 2000;
                                                             formerly, Vice President, NB Management from 1997
                                                             until 1999; Vice President, fourteen registered investment companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

 Sheila R. James (39)       Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; formerly,
                                                             Employee, NB Management from 1991 to 1999; Assistant
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (seven since 2002, three since 2003, and four since 2004).

Trustees and Officers (Unaudited) cont'd


                                        Position and
 Name, Age, and Address(1)        Length of Time Served(2)                         Principal Occupation(s)(3)
----------------------------------------------------------------------------------------------------------------------------
 Kevin Lyons (49)           Assistant Secretary since 2003       Employee, Neuberger Berman since 1999; formerly,
                                                                 Employee, NB Management from 1993 to 1999; Assistant
                                                                 Secretary, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (ten since 2003 and four since 2004).

 John M. McGovern (34)      Assistant Treasurer since 2002       Vice President, Neuberger Berman since January 2004;
                                                                 Employee, NB Management since 1993; Assistant
                                                                 Treasurer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004).

 Barbara Muinos (46)        Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; formerly,
                            and Accounting Officer since 2002;   Assistant Vice President, NB Management from 1993 to
                            prior thereto, Assistant Treasurer   1999; Treasurer and Principal Financial and Accounting
                            since 1996                           Officer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004); formerly, Assistant Treasurer, three registered investment companies for which NB Management acts
                                                                 as investment manager and administrator from 1996
                                                                 until 2002.

 Frederic B. Soule (58)     Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                 formerly, Vice President, Neuberger Berman from 1999
                                                                 until 2003; formerly, Vice President, NB Management
                                                                 from 1995 until 1999; Vice President, fourteen registered
                                                                 investment companies for which NB Management acts as
                                                                 investment manager and administrator (three since 2000,
                                                                 four since 2002, three since 2003, and four since 2004).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.


Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

                                                      [Logo]
Annual Report                                         NEUBERGER BERMAN
December 31, 2004                                     A Lehman Brothers Company













                             Neuberger Berman

                             Advisers
                             Management
                             Trust





                             Regency
                             Portfolio






B1012 02/05

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004



Regency Portfolio Manager's Commentary
--------------------------------------

Mid-cap value stocks were in the market's sweet spot in 2004, as the Russell Midcap Value Index outperformed other major domestic equity indices as tracked by Russell. The Neuberger Berman AMT Regency Portfolio provided strong returns for the period, slightly trailing this top performing benchmark.(2)

Consumer Discretionary investments provided the greatest contribution to the portfolio's absolute returns, with toolmaker Black & Decker among our top performers. Financial holdings also helped results, with regional bank Charter One Financial and investment banker/broker Bear Stearns providing substantial returns. The Energy sector also augmented total returns, with natural gas production company XTO Energy and refiner/ gasoline retailer/chemicals producer Sunoco delivering our best stock performances. Health Care investments, most notably HMOs WellPoint (formerly Anthem), Oxford Health Plans (acquired by UnitedHealth Group) and Wellchoice, had a favorable impact on returns relative to the benchmark, with our holdings more than tripling benchmark component returns.

Although we still see some opportunities in Energy and Health Care, our valuation discipline has prompted us to reduce our exposure in both. We began accumulating Energy stocks because we believed they were inexpensive relative to earnings potential. However, the Energy group has performed so well that most of its stocks now appear fairly valued. At year's end, our Energy portfolio included just three names--XTO Energy, Sunoco, and Pioneer Natural Resources--which we think are bargains even if energy prices decline. We have reduced our Health Care exposure as well. At mid-year, economic growth was slowing and investors returned to this and other less economically sensitive industries. As a result, several of our Health Care holdings, such as Davita, an operator of kidney dialysis centers, appreciated and were sold. Although we continue to like select Health Care stocks, we are not finding as much value as we were a year ago.

Our Industrial holdings were poor performers in 2004, largely due to the sharp decline of one stock, diversified manufacturer SPX Corp. SPX experienced operational problems, the worst being its inability to pass on spiraling raw material costs to customers. While SPX's issues are not trivial, we think that the new CEO will be able to fix them, and we applaud his strategy of shedding assets in a "seller's market" for industrial businesses. We plan to be patient with SPX and hope to capitalize on the turnaround we anticipate in the years ahead.

Relative to the benchmark, portfolio results were restrained more by what we didn't own than by what we did. For example, although Real Estate Investment Trusts (REITs) comprise about 9% of the benchmark, we don't own any of these strongly performing stocks, since we consider them to be a separate asset class. We also did not own any Materials stocks, which also did well, since the group contains very few attractively valued companies that meet our quality standards. While we missed the run-up in Materials stocks this year, we also expect to miss the inevitable sell-off.

We think that the portfolio's strong results in 2004 are a testament to the benefits of bottom-up stock picking. To wit, the composition of our top-ten performance list had little correlation with the market sectors that posted the strongest performance. Although our two best performers came from the red-hot energy sector, the balance of our top ten included three HMOs, a tool company, a beverage company, a regional bank, an auto parts maker, and an investment bank/broker.

Looking forward, we think that the economy will grow this year and that corporate earnings will be good, but uninspiring. We do not see convincing

Regency Portfolio Manager's Commentary cont'd
---------------------------------------------

reasons for stocks to go up or down significantly. Even if we did, however, we do not spend much time focusing on macroeconomics. Instead, we devote our energy to looking for high-quality companies trading at opportunistic prices--in our view the best way to achieve superior risk-adjusted investment returns over the long term.

Sincerely,

/S/ ANDREW WELLINGTON

ANDREW WELLINGTON
PORTFOLIO MANAGER

-------------------------------------------------------------------------------

Average Annual Total Return(1)


                      Regency        Russell Midcap(R)
                    Portfolio              Value(2)      Russell Midcap(R)(2)

1 Year                 22.36%                23.70%                    20.22%

Life of Fund           12.41%                13.85%                    11.68%
-------------------------------------------------------------------------------
Inception Date     08/22/2001

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so the an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/ performance.


Comparison of a $10,000 Investment

------------------------------------------------------------------------------------
                               Regency      Russell Midcap (R)
                             Portfolio                 Value       Russell Midcap (R)
------------------------------------------------------------------------------------
          8/22/2001           $ 10,000              $ 10,000               $ 10,000
------------------------------------------------------------------------------------
         12/31/2001            $ 9,970              $ 10,025               $ 10,275
------------------------------------------------------------------------------------
          6/30/2002           $ 10,040              $ 10,312                $ 9,689
------------------------------------------------------------------------------------
         12/31/2002            $ 8,918               $ 9,058                $ 8,612
------------------------------------------------------------------------------------
          6/30/2003            $ 9,980              $ 10,246                $ 9,944
------------------------------------------------------------------------------------
         12/31/2003           $ 12,114              $ 12,507               $ 12,062
------------------------------------------------------------------------------------
          6/30/2004           $ 13,066              $ 13,403               $ 12,866
------------------------------------------------------------------------------------
         12/31/2004           $ 14,823              $ 15,471               $ 14,500
------------------------------------------------------------------------------------

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index.Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.


Industry Diversification
(% of Industry Holdings)

Auto Related ..........................     12.4%
Banking & Financial ...................     10.3
Business Services .....................      2.2
Consumer Cyclicals ....................      5.5
Energy ................................      5.8
Financial Services ....................      8.4
Food & Beverage .......................      3.9
Health Care ...........................     13.1
Insurance .............................     11.2
Manufacturing .........................      4.4
Restaurants ...........................      3.2
Retail ................................     11.6
Technology ............................      4.5
Short-Term Investments ................     21.2
Liabilities, less cash, receivables and
   other assets ......................     (17.7)

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Endnotes
--------

               1. 22.36% and 12.41% were the average annual total returns for the 1-year and since inception (08/22/01) periods ended December 31, 2004. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

               2. The Russell Midcap[RegTM] Value Index measures the performance of those Russell Midcap[RegTM] Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000[RegTM] Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

                    The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

                    The composition, industries and holdings of the Portfolio are subject to change.

                    Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

                    (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

Information About Your Fund's Expenses
--------------------------------------

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:


                             Actual Expenses:  The first section of the table provides
                                               information about actual account values and actual
                                               expenses in dollars. You may use the information
                                               in this line, together with the amount you
                                               invested, to estimate the expenses you paid over
                                               the period.


Hypothetical Example for Comparison Purposes:  The second section of the  table provides information  about hypothetical account values and
                                               hypothetical expenses based on the Fund's actual
                                               expense ratio and an assumed rate of return at
                                               5% per year before expenses. This return is not the
                                               Fund's actual return. The hypothetical account values
                                               andexpenses may not be used to estimate the actual
                                               ending account balance or expenses you paid for the
                                               period. You may use this information to compare the
                                               ongoing costs of investing in this Fund versus other
                                               funds. To do so, compare this 5% hypothetical example
                                               with the 5%hypothetical examples that appear in the
                                               shareholder reports of otherfunds.

Expense Information As of 12/31/04 (Unaudited)
----------------------------------------------


Neuberger Berman Advisers Management Trust Regency Portfolio
                                                      Beginning            Ending         Expenses Paid
    Actual                                        Account Value     Account Value     During the Period*
    Class I                                              $1,000        $ 1,134.53                 $ 5.58



    Hypothetical (5% annual return before expenses)**
    Class I                                              $1,000        $ 1,019.91                 $ 5.28

     * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

     ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


Schedule of Investments Regency Portfolio
-----------------------------------------




Number of Shares                                 Market Value+

Common Stocks (96.5%)
Auto Related  (12.4%)
   64,100      Advance Auto Parts              $    2,799,888*
   47,000      AutoNation, Inc.                       902,870*
   37,400      AutoZone, Inc.                       3,414,994*\(Pound)
   64,400      Borg-Warner Automotive               3,488,548
   48,500      Johnson Controls                     3,076,840
   57,500      Lear Corp.                           3,508,075\(Pound)
                                               ------------------
                                                   17,191,215
Banking & Financial (10.3%)
   50,900      Astoria Financial                    2,034,473
   38,600      Commerce Bancorp                     2,485,840\(Pound)
   78,400      First Horizon National               3,379,824\(Pound)
   89,100      IndyMac Bancorp                      3,069,495
  114,465      North Fork Bancorp                   3,302,315
                                               ------------------
                                                   14,271,947
Business Services (2.2%)
   63,900      Manpower Inc.                        3,086,370

Consumer Cyclicals (5.5%)
   20,000      Black & Decker                       1,766,600
   24,900      Mohawk Industries                    2,272,125*
   51,900      Whirlpool Corp.                      3,591,999\(Pound)
                                               ------------------
                                                    7,630,724
Energy (5.8%)
   58,400      Pioneer Natural Resources            2,049,840
   29,300      Sunoco, Inc.                         2,394,103
  100,157      XTO Energy                           3,543,555
                                               ------------------
                                                    7,987,498
Financial Services (8.4%)
   38,900      Ambac Financial Group                3,194,857
   31,400      Bear Stearns                         3,212,534\(Pound)
   69,800      CIT Group                            3,198,236
   85,400      Waddell & Reed Financial             2,040,206
                                               ------------------
                                                   11,645,833
Food & Beverage (3.9%)
   48,400      Constellation Brands                 2,251,084*
   56,600      Del Monte Foods                        623,732*
   84,200      Fresh Del Monte Produce              2,493,162\(Pound)
                                               ------------------
                                                    5,367,978
Health Care (13.1%)
   68,800      Coventry Health Care                 3,651,904*\(Pound)
  103,100      NBTY, Inc.                           2,475,431*
   98,700      Omnicare, Inc.                       3,416,994
   90,700      Triad Hospitals                      3,374,947*
   33,500      Universal Health Services
               Class B                              1,490,750
   25,500      WellChoice Inc.                      1,361,700*
   20,500      WellPoint Inc.                       2,357,500*
                                               ------------------
                                                   18,129,226



Number of Shares                                 Market Value+

Insurance (11.2%)
   48,600      Arch Capital Group              $    1,880,820*
   30,400      Endurance Specialty
               Holdings                            1,039,680
    6,300      Jefferson-Pilot                       327,348
   43,800      PartnerRe Ltd.                      2,712,972
   72,900      PMI Group                           3,043,575
   62,700      Radian Group                        3,338,148
   61,100      RenaissanceRe Holdings              3,182,088
                                               ------------------
                                                   15,524,631
Manufacturing (4.4%)
    8,300      Briggs & Stratton                      345,114
   30,900      Ingersoll-Rand                       2,481,270
   83,400      SPX Corp.                            3,341,004\(Pound)
                                               ------------------
                                                    6,167,388
Restaurants (3.2%)
   68,200      Darden Restaurants                   1,891,868
   95,400      Ruby Tuesday                         2,488,032
                                               ------------------
                                                   4,379,900
Retail (11.6%)
   35,600      Dollar Tree Stores                   1,021,008*
  122,600      Foot Locker                          3,301,618
   58,100      Liz Claiborne                        2,452,401
  164,200      Pier 1 Imports                       3,234,740\(Pound)
   76,300      Reebok International                 3,357,200
   50,100      V. F. Corp.                          2,774,538
                                               ------------------
                                                   16,141,505
Technology (4.5%)
   84,700      Computer Associates                  2,630,782\(Pound)
  328,600      Western Digital                      3,562,024*\(Pound)
                                               ------------------
                                                    6,192,806
Total Common Stocks
(Cost $115,283,686)
                                                  133,717,021
                                               ------------------
Principal Amount
Short-Term Investments (21.2%)
$24,052,200    N&B Securities Lending
               Quality Fund, LLC                   24,052,200++
5,303,851      Neuberger Berman Prime
               Money Fund Trust Class               5,303,851@
                                               ------------------
Total Short-Term Investments
(Cost $29,356,051)                                 29,356,051#
                                               ------------------
Total Investments (117.7%)
(Cost $144,639,737)
                                                  163,073,072##
Liabilities, less cash, receivables and other
assets [(17.7%)]
                                                  (24,530,513)
                                               ------------------
Total Net Assets (100.0%)
                                               $  138,542,559
                                               ------------------

See Notes to Schedule of Investments

Notes to Schedule of Investments Regency Portfolio
--------------------------------------------------

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Regency Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2004, the cost of investments for U.S. Federal income tax purposes was $145,504,687. Gross unrealized appreciation of investments was $17,757,363 and gross unrealized depreciation of investments was $188,978, resulting in net unrealized appreciation of $17,568,385, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

\P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

++ The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


Statement of Assets and Liabilities
-----------------------------------

                                                                                                  Regency
Neuberger Berman Advisers Management Trust                                                      Portfolio

Assets
  Investments in securities, at market value*+ (Notes A & F)-see Schedule of Investments:
---------------------------------------------------------------------------------------------------------
  Unaffiliated issuers                                                                      $ 133,717,021
---------------------------------------------------------------------------------------------------------
  Affiliated issuers                                                                           29,356,051
---------------------------------------------------------------------------------------------------------
                                                                                              163,073,072
---------------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                                72,135
---------------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                                 286,518
---------------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                                 1,748
---------------------------------------------------------------------------------------------------------
Total Assets                                                                                  163,433,473
---------------------------------------------------------------------------------------------------------
Liabilities
  Payable for collateral on securities loaned (Note A)                                         24,052,200
---------------------------------------------------------------------------------------------------------
  Payable for securities purchased                                                                542,348
---------------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                                166,518
---------------------------------------------------------------------------------------------------------
  Payable to investment manager-net (Notes A & B)                                                  58,623
---------------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                                32,211
---------------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                              39,014
---------------------------------------------------------------------------------------------------------
Total Liabilities                                                                              24,890,914
---------------------------------------------------------------------------------------------------------
Net Assets at value                                                                         $ 138,542,559
---------------------------------------------------------------------------------------------------------
Net Assets consist of:
  Paid-in capital                                                                           $ 108,315,631
---------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                      168,517
---------------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                       11,625,076
---------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                           18,433,335
---------------------------------------------------------------------------------------------------------
Net Assets at value                                                                         $ 138,542,559
---------------------------------------------------------------------------------------------------------
Shares Outstanding ($.001 par value; unlimited shares authorized)                               9,367,666
---------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                                    $       14.79
---------------------------------------------------------------------------------------------------------
+Securities on loan, at market value:
  Unaffiliated issuers                                                                      $  23,339,705
---------------------------------------------------------------------------------------------------------
*Cost of investments:
  Unaffiliated issuers                                                                      $ 115,283,686
---------------------------------------------------------------------------------------------------------
  Affiliated issuers                                                                           29,356,051
---------------------------------------------------------------------------------------------------------
Total cost of investments                                                                   $ 144,639,737
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2004


Statement of Operations
-----------------------

                                                                                                  Regency
Neuberger Berman Advisers Management Trust                                                      Portfolio

Investment Income

Income (Note A):
Dividend income-unaffiliated issuers                                                         $  1,035,833
---------------------------------------------------------------------------------------------------------
Interest income-unaffiliated issuers                                                                  468
---------------------------------------------------------------------------------------------------------
Income from securities loaned-affiliated issuer (Note F)                                           16,614
---------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                                             47,334
---------------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                             (1,622)
---------------------------------------------------------------------------------------------------------
Total income                                                                                    1,098,627
---------------------------------------------------------------------------------------------------------
Expenses:
Investment management fee (Notes A & B)                                                           501,314
---------------------------------------------------------------------------------------------------------
Administration fee (Note B)                                                                       273,445
---------------------------------------------------------------------------------------------------------
Audit fees                                                                                         38,406
---------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                            68,588
---------------------------------------------------------------------------------------------------------
Insurance expense                                                                                   1,712
---------------------------------------------------------------------------------------------------------
Legal fees                                                                                         12,303
---------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                25,994
---------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                        24,944
---------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                       1,803
---------------------------------------------------------------------------------------------------------
Total expenses                                                                                    948,509
Investment management fee waived (Note A)                                                          (4,060)
Expenses reduced by custodian fee expense offset and commission recapture arrangements            (14,910)
---------------------------------------------------------------------------------------------------------
  (Note B)
---------------------------------------------------------------------------------------------------------
Total net expenses                                                                                929,539
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                      169,088
---------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                                      11,806,350
    Foreign currency                                                                                  (141)
---------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                           8,698,079
---------------------------------------------------------------------------------------------------------
   Foreign currency                                                                                   (17)
---------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                 20,504,271
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                              $ 20,673,359
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Changes in Net Assets
----------------------------------

                                                                            Regency Portfolio

Neuberger Berman Advisers Management Trust                              Year Ended December 31,
                                                                              2004              2003
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)                                           $     169,088      $     27,008
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   11,806,209         1,919,313
---------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments        8,698,062        10,999,097
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           20,673,359        12,945,418
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
Net investment income                                                        (27,438)                -
---------------------------------------------------------------------------------------------------------
From Fund Share Transactions (Note D):
Proceeds from shares sold                                                 84,655,239        19,790,809
---------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions                     27,438                 -
---------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                             (26,642,845)       (1,956,147)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                      58,039,832        17,834,662
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                     78,685,753        30,780,080
Net Assets:
Beginning of year                                                         59,856,806        29,076,726
---------------------------------------------------------------------------------------------------------
End of year                                                            $ 138,542,559      $ 59,856,806
---------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year              $     168,517      $     27,008
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

Notes to Financial Statements Regency Portfolio
-----------------------------------------------


               Note A--Summary of Significant Accounting Policies:

          1 General: Regency Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

               The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

               The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

          2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

          3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

          4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

          5 Income tax information: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004



     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

Distributions Paid From:

                             Ordinary Income    Tax Return of Capital        Total
                               2004     2003        2004     2003         2004    2003
                            $27,438       $-          $-       $-      $27,438      $-

     As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

         Undistributed     Undistributed         Unrealized              Loss
              Ordinary         Long Term       Appreciation     Carryforwards
                Income              Gain     (Depreciation)     and Deferrals            Total
            $4,449,542        $8,209,001        $17,568,385            $-          $30,226,928

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. During the year ended December 31, 2004, the Fund utilized capital loss carryforwards of $65,315.

6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust, are allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

Notes to Financial Statements Regency Portfolio cont'd
------------------------------------------------------

9 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Quality Fund"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guaranteed a certain amount of revenue to the Fund under the Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee.

     The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2004, Neuberger received $10,765 under the Agreement. Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-affiliated issuer.

     In February of 2005, it is likely that the Fund will change the collateral investment vehicle from the Quality Fund, managed by State Street, to a fund managed by Lincoln Capital, an affiliate, as approved by the Board.

10 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   Transactions with other funds managed by Neuberger Berman Management Inc.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund") and the Neuberger Berman Prime Money Fund ("Prime Money"), affiliated funds, which are managed by Management and have the same Board members as the Fund. The Cash Fund and Prime Money each seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund or Prime Money on those assets. For the year ended December 31, 2004, management fees waived amounted to $4,000 and $60 for the Cash Fund and Prime Money, respectively. For the year ended December 31, 2004, income earned on the investments of

6                                       12

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

     the Cash Fund and Prime Money amounted to $45,933 and $1,401, respectively, and is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

12 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.


     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2004, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2004, there was no reimbursement to Management under this agreement. At December 31, 2004, the Fund has no contingent liability to Management under this agreement.

Notes to Financial Statements Regency Portfolio cont'd
------------------------------------------------------

     On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $14,584.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $326.


     Note C--Securities Transactions:

     During the year ended December 31, 2004, there were purchase and sale transactions (excluding short-term securities) of $116,985,606 and $60,794,331, respectively.

     During the year ended December 31, 2004, brokerage commissions on securities transactions amounted to $243,004, of which Neuberger received $95, Lehman received $44,878, and other brokers received $198,031.


     Note D--Fund Share Transactions:

     Share activity for the years ended December 31, 2004 and December 31, 2003 was as follows:

                                            For the Year Ended December 31,
                                                  2004           2003
Shares Sold                                  6,495,897      1,897,693
Shares Issued on Reinvestment of
  Dividends and Distributions                    2,128              -
Shares Redeemed                             (2,081,049)      (214,566)
                                            ----------      ---------
Total                                        4,416,976      1,683,127
                                            ----------      ---------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

     Note E--Line of Credit:

     At December 31, 2004, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to all or any part of the $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2004, nor had the Fund utilized this line of credit at any time prior to that date.

     Note F--Investments in Affiliates*:

                                                                                                                     Income from
                                                                                                                     Investments
                               Balance of             Gross                         Balance of                     in Affiliated
                              Shares Held         Purchases             Gross      Shares Held            Value          Issuers
                             December 31,               and         Sales and     December 31,     December 31,      Included in
Name of Issuer                       2003         Additions        Reductions             2004             2004     Total Income
N&B Securities Lending
Quality Fund, LLC**             2,773,000     3,021,908,300     3,000,629,100       24,052,200      $24,052,200          $16,614
Neuberger Berman
Institutional Cash Fund
Trust Class***                  3,176,667        68,227,148        71,403,815                -                -          45,933
Neuberger Berman
Prime Money Fund
Trust Class***                          -         6,144,287           840,436        5,303,851        5,303,851            1,401
                                                                                                      ---------           ------
Total                                                                                               $29,356,051          $63,948
                                                                                                    ===========          =======

* Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

** The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

*** Neuberger Berman Institutional Cash Fund (the "Cash Fund") and Neuberger Berman Prime Money Fund ("Prime Money") are also managed by Neuberger Berman Management Inc. and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

Financial Highlights Regency Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++


                                                                                                             Period from
                                                                                                        August 22, 2001^
                                                                         Year Ended December 31,         to December 31,
                                                                  ------------------------------------------------------
                                                                      2004          2003          2002          2001
Net Asset Value, Beginning of Year                                 $  12.09      $  8.90        $  9.97       $ 10.00
                                                                   --------      -------        -------       -------
Income From Investment Operations:
Net Investment Income (Loss)                                            .02          .01           (.00)          .01
Net Gains or Losses on Securities (both realized and unrealized)       2.68         3.18          (1.05)         (.04)
                                                                   --------      -------        -------       -------
Total From Investment Operations                                       2.70         3.19          (1.05)         (.03)
                                                                   --------      -------        -------       -------
Less Distributions From:
Net Investment Income                                                  (.00)           -           (.01)            -
Tax Return of Capital                                                     -            -           (.01)            -
                                                                   --------      -------        -------       -------
Total Distributions                                                    (.00)           -           (.02)            -
                                                                   --------      -------        -------       -------
Net Asset Value, End of Period                                     $  14.79      $ 12.09        $  8.90       $  9.97
                                                                   --------      -------        -------       -------
Total Return++                                                       +22.36%      +35.84%        -10.56%        -0.30%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                            $  138.5       $ 59.9         $ 29.1        $ 23.8
Ratio of Gross Expenses to Average Net Assets#                         1.04%        1.16%          1.28%         1.50%*
Ratio of Net Expenses to Average Net Assets[sec]                       1.02%        1.16%          1.28%         1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets             .19%         .07%         (.02)%          .36%*
Portfolio Turnover Rate                                                  68%          55%            81%           71%

See Notes to Financial Highlights

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004



Notes to Financial Highlights Regency Portfolio

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

[sec]After reimbursement of expenses by the administrator. Had the administrator not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

                                                                     Period from
                                                              August 22, 2001 to
                                                               December 31, 2001
                                                                           1.69%

     After reimbursement of expenses previously paid by the administrator. Had the administrator not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                                                      Year Ended
                                                               December 31, 2002
                                                                           1.23%

     After waiver of a portion of the investment management fee. Had the investment manager not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                                        Year Ended December 31,
                                                            2004         2003
                                                            1.02%        1.17%

^    The date investment operations commenced.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Regency Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Regency Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Regency Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                        /S/ Ernest + Young LLP



Boston, Massachusetts
February 4, 2005

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


Trustees and Officers (Unaudited)
---------------------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.


Information about the Board of Trustees

--------------------------------------------------------------------------------
                               Position and
    Independent Trustees      Length of Time
  Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
John Cannon (74)             Trustee since    Consultant. Formerly,
                             2000             Chairman, CDC Investment
                                              Advisers (registered investment
                                              adviser) 1993 to January 1999;
                                              formerly, President and Chief
                                              Executive Officer, AMA
                                              Investment Advisors, an affiliate
                                              of the American Medical
                                              Association.
--------------------------------------------------------------------------------
Faith Colish (69)            Trustee since    Counsel, Carter Ledyard &
                             1984             Millburn LLP (law firm) since
                                              October 2002; formerly,
                                              Attorney-at-Law and President,
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.
--------------------------------------------------------------------------------
Walter G. Ehlers(4) (71)     Trustee since    Consultant; Retired President
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).
--------------------------------------------------------------------------------
C. Anne Harvey (67)          Trustee since    Consultant, C. A. Harvey
                             1998             Associates, since June 2001;
                                              formerly, Director, AARP, 1978
                                              to December 2001.

                                Number of
                              Portfolios in
                              Fund Complex
    Independent Trustees       Overseen by   Other Directorships Held Outside
  Name, Age, and Address(1)      Trustee          Fund Complex by Trustee
--------------------------------------------------------------------------------
John Cannon (74)                   41       Independent Trustee or Director of
                                            three series of Oppenheimer Funds:
                                            Limited Term New York Municipal
                                            Fund, Rochester Fund Municipals,
                                            and Oppenheimer Convertible
                                            Securities Fund, since 1992.
--------------------------------------------------------------------------------
Faith Colish (69)                  41       Director, American Bar Retirement
                                            Association (ABRA) since 1997
                                            (not-for-profit membership
                                            association).
--------------------------------------------------------------------------------
Walter G. Ehlers(4) (71)           41       None.
--------------------------------------------------------------------------------
C. Anne Harvey (67)                41       President, Board of Associates to
                                            The National Rehabilitation
                                            Hospital's Board of Directors since
                                            2002; formerly, Member, Individual
                                            Investors Advisory Committee to the
                                            New York Stock Exchange Board
                                            of Directors, 1998 to June 2002;
                                            formerly, Member, American
                                            Savings Education Council's Policy
                                            Board (ASEC), 1998 to 2000;
                                            formerly, Member, Executive
                                            Committee, Crime Prevention
                                            Coalition of America, 1997 to 2000.
--------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

                              Position and
   Independent Trustees     Length of Time
 Name, Age, and Address(1)      Served(2)    Principal Occupation(s)(3)
--------------------------------------------------------------------------------
Barry Hirsch (71)           Trustee since    Attorney-at-Law. Formerly,
                            2000             Senior Counsel, Loews
                                             Corporation (diversified
                                             financial corporation) May 2002
                                             until April 2003; formerly,
                                             Senior Vice President, Secretary
                                             and General Counsel,
                                             Loews Corporation.
--------------------------------------------------------------------------------
Robert A. Kavesh (77)       Trustee since    Marcus Nadler Professor
                            2000             Emeritus of Finance and
                                             Economics, New York
                                             University Stern School
                                             of Business.
--------------------------------------------------------------------------------
Howard A. Mileaf (67)       Trustee since    Retired. Formerly, Vice
                            1999             President and Special Counsel,
                                             WHX Corporation (holding
                                             company) 1993 to 2001.
--------------------------------------------------------------------------------
William E. Rulon (72)       Trustee since    Retired. Formerly, Senior Vice
                            2000             President, Foodmaker, Inc.
                                             (operator and franchiser of
                                             restaurants) until January 1997.
--------------------------------------------------------------------------------
Cornelius T. Ryan (73)      Trustee since    Founding General Partner,
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners (venture
                                             capital partnerships) and
                                             President, Oxford Venture
                                             Corporation.
--------------------------------------------------------------------------------

                               Number of
                             Portfolios in
                             Fund Complex
    Independent Trustees      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Trustee              Complex by Trustee
--------------------------------------------------------------------------------
Barry Hirsch (71)                 41       None.
--------------------------------------------------------------------------------
Robert A. Kavesh (77)             41       Director, DEL Laboratories, Inc.
                                           (cosmetics and pharmaceuticals)
                                           since 1978; Director, The Caring
                                           Community (not-for-profit).
--------------------------------------------------------------------------------
Howard A. Mileaf (67)             41       Director, WHX Corporation
                                           (holding company) since August
                                           2002; Director, Webfinancial
                                           Corporation (holding company)
                                           since December 2002; Director, State
                                           Theatre of New Jersey (not-for-
                                           profit theater) since 2000; formerly,
                                           Director, Kevlin Corporation
                                           (manufacturer of microwave and
                                           other products).
--------------------------------------------------------------------------------
William E. Rulon (72)             41       Director, Pro-Kids Golf and
                                           Learning Academy (teach golf and
                                           computer usage to "at risk" children)
                                           since 1998; formerly, Director,
                                           Prandium, Inc. (restaurants) from
                                           March 2001 until July 2002.
--------------------------------------------------------------------------------
Cornelius T. Ryan (73)            41       Director, Capital Cash Management
                                           Trust (money market fund),
                                           Naragansett Insured Tax-Free
                                           Income Fund, Rocky Mountain
                                           Equity Fund, Prime Cash Fund,
                                           several private companies and
                                           QuadraMed Corporation
                                           (NASDAQ).
--------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


                               Position and
    Independent Trustees      Length of Time
  Name, Age, and Address(1)      Served(2)     Principal Occupation(s)(3)
--------------------------------------------------------------------------------
Tom D. Seip (54)             Trustee since    General Partner, Seip
                             2000             Investments LP (a private
                                              investment partnership);
                                              formerly, President and CEO,
                                              Westaff, Inc. (temporary
                                              staffing), May 2001 to January
                                              2002; Senior Executive at the
                                              Charles Schwab Corporation
                                              from 1983 to 1999, including
                                              Chief Executive Officer,
                                              Charles Schwab Investment
                                              Management, Inc. and Trustee,
                                              Schwab Family of Funds and
                                              Schwab Investments from
                                              1997 to 1998 and Executive
                                              Vice President-Retail
                                              Brokerage, Charles Schwab
                                              Investment Management from
                                              1994 to 1997.
--------------------------------------------------------------------------------
Candace L. Straight (57)     Trustee since    Private investor and consultant
                             1999             specializing in the insurance
                                              industry; formerly, Advisory
                                              Director, Securitas Capital
                                              LLC (a global private equity
                                              investment firm dedicated to
                                              making investments in the
                                              insurance sector) 1998 to
                                              December 2002.
--------------------------------------------------------------------------------
Peter P. Trapp (60)          Trustee since    Regional Manager for Atlanta
                             1984             Region, Ford Motor Credit
                                              Company since August 1997;
                                              formerly, President, Ford Life
                                              Insurance Company, April 1995
                                              to August 1997.
--------------------------------------------------------------------------------

                                Number of
                              Portfolios in
                              Fund Complex
    Independent Trustees       Overseen by   Other Directorships Held Outside
  Name, Age, and Address(1)      Trustee           Fund Complex by Trustee
--------------------------------------------------------------------------------
Tom D. Seip (54)                   41       Director, H&R Block, Inc. (financial
                                            services company) since May 2001;
                                            Director, Forward Management, Inc.
                                            (asset management) since 2001;
                                            formerly, Director, General Magic
                                            (voice recognition software) 2001
                                            until 2002; formerly, Director,
                                            E-Finance Corporation (credit
                                            decisioning services) 1999 to 2003;
                                            formerly, Director, Save-Daily.com
                                            (micro investing services) 1999 to
                                            2003; Director, Offroad Capital Inc.
                                            (pre-public internet commerce
                                            company).
--------------------------------------------------------------------------------
Candace L. Straight (57)           41       Director, The Proformance Insurance
                                            Company (personal lines property
                                            and casualty insurance company)
                                            since March 2004; Director,
                                            Providence Washington (property
                                            and casualty insurance company)
                                            since December 1998; Director,
                                            Summit Global Partners (insurance
                                            brokerage firm) since October 2000.
--------------------------------------------------------------------------------
Peter P. Trapp (60)                41       None.
--------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

      Trustees who are        Position and
    "Interested Persons"     Length of Time
 Name, Age, and Address(1)      Served(2)    Principal Occupation(s)(3)
--------------------------------------------------------------------------------
Edward I. O'Brien* (76)     Trustee since    Formerly, Member, Investment
                            2000             Policy Committee, Edward
                                             Jones 1993 to 2001; President,
                                             Securities Industry Association
                                             ("SIA") (securities industry's
                                             representative in government
                                             relations and regulatory
                                             matters at the federal and state
                                             levels) 1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.
--------------------------------------------------------------------------------
Jack L. Rivkin* (64)        President and    Executive Vice President and
                            Trustee since    Chief Investment Officer,
                            December         Neuberger Berman Inc.
                            2002             (holding company) since 2002
                                             and 2003, respectively;
                                             Executive Vice President and
                                             Chief Investment Officer,
                                             Neuberger Berman since
                                             December 2002 and 2003,
                                             respectively; Director and
                                             Chairman, NB Management
                                             since December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments, Inc.
                                             from September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc. from September
                                             1995 to February 2002.
--------------------------------------------------------------------------------

                               Number of
                             Portfolios in
      Trustees who are       Fund Complex
    "Interested Persons"      Overseen by   Other Directorships Held Outside
 Name, Age, and Address(1)      Trustee           Fund Complex by Trustee
--------------------------------------------------------------------------------
Edward I. O'Brien* (76)           41       Director, Legg Mason, Inc. (financial
                                           services holding company) since
                                           1993; formerly, Director, Boston
                                           Financial Group (real estate and tax
                                           shelters) 1993 to 1999.
--------------------------------------------------------------------------------
Jack L. Rivkin* (64)              41       Director, Dale Carnegie and
                                           Associates, Inc. (private company)
                                           since 1998; Director, Emagin Corp.
                                           (public company) since 1997;
                                           Director, Solbright, Inc. (private
                                           company) since 1998; Director,
                                           Infogate, Inc. (private company)
                                           since 1997; Director, Broadway
                                           Television Network (private
                                           company) since 2000.
--------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


      Trustees who are        Position and
    "Interested Persons"     Length of Time
 Name, Age, and Address(1)      Served(2)        Principal Occupation(s)(3)
--------------------------------------------------------------------------------
Peter E. Sundman* (45)      Chairman of      Executive Vice President,
                            the Board,       Neuberger Berman Inc.
                            Chief            (holding company) since 1999;
                            Executive        Head of Neuberger Berman
                            Officer and      Inc.'s Mutual Funds and
                            Trustee          Institutional Business since
                            since 2000       1999; President and Director,
                            President        NB Management since 1999;
                            and Chief        Executive Vice President,
                            Executive        Neuberger Berman since 1999;
                            Officer from     formerly, Principal, Neuberger
                            1999 to 2000     Berman from 1997 until 1999;
                                             formerly, Senior Vice President,
                                             NB Management from 1996
                                             until 1999.
--------------------------------------------------------------------------------

                               Number of
                             Portfolios in
      Trustees who are       Fund Complex
    "Interested Persons"      Overseen by   Other Directorships Held Outside Fund
 Name, Age, and Address(1)      Trustee              Complex by Trustee
--------------------------------------------------------------------------------
Peter E. Sundman* (45)            41       Director and Vice President,
                                           Neuberger & Berman Agency, Inc.
                                           since 2000; formerly, Director,
                                           Neuberger Berman Inc. (holding
                                           company) from October 1999
                                           through March 2003; Trustee,
                                           Frost Valley YMCA.
--------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  Retired (effective the close of business December 31, 2004).

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustees and Officers (Unaudited) cont'd
----------------------------------------

Information about the Officers of the Trust



                                      Position and
Name, Age, and Address(1)      Length of Time Served(2)         Principal Occupation(s)(3)
-----------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (48)        Secretary since 1985             Vice President-Mutual Fund Board Relations,
                                                                NB Management since 2000; Vice President, Neuberger
                                                                Berman since 2002 and employee since 1999; formerly,
                                                                Vice President, NB Management from 1986 to 1999;
                                                                Secretary, fourteen registered investment companies for
                                                                which NB Management acts as investment manager and
                                                                administrator (four since 2002, three since 2003, and four since 2004).

Philip R. Carroll (70)         Chief Compliance Officer         Vice President, Neuberger Berman since 2002; Associate
                               since 2004                       General Counsel, Neuberger Berman since 2001; Director-
                                                                Mutual Fund Compliance, NB Management since 1995;
                                                                Chief Legal Officer, fourteen registered investment
                                                                companies for which NB Management acts as investment
                                                                manager and administrator (ten since 2003 and four since
                                                                2004); Chief Compliance Officer, fourteen registered
                                                                investment companies for which NB Management acts
                                                                as investment manager and administrator (fourteen since
                                                                2004) and Lehman Brothers/First Trust Income
                                                                Opportunity Fund.

Robert Conti (48)              Vice President since 2000        Senior Vice President, Neuberger Berman since 2003,
                                                                formerly, Vice President, Neuberger Berman from 1999
                                                                until 2003; Senior Vice President, NB Management since
                                                                2000; formerly, Controller, NB Management until 1996;
                                                                formerly, Treasurer, NB Management from 1996 until
                                                                1999; Vice President, fourteen registered investment
                                                                companies for which NB Management acts as investment
                                                                manager and administrator (three since 2000, four since
                                                                2002, three since 2003, and four since 2004).

Brian J. Gaffney (51)          Vice President since 2000        Managing Director, Neuberger Berman since 1999;
                                                                Senior Vice President, NB Management since 2000;
                                                                formerly, Vice President, NB Management from 1997
                                                                until 1999; Vice President, fourteen registered investment companies for which NB Management acts as investment
                                                                manager and administrator (three since 2000, four since
                                                                2002, three since 2003, and four since 2004).

Sheila R. James (39)           Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; formerly,
                                                                Employee, NB Management from 1991 to 1999; Assistant
                                                                Secretary, fourteen registered investment companies for
                                                                which NB Management acts as investment manager and
                                                                administrator (seven since 2002, three since 2003, and four since 2004).

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004


                                     Position and
Name, Age, and Address(1)       Length of Time Served(2)         Principal Occupation(s)(3)
--------------------------------------------------------------------------------------------------------------------------
Kevin Lyons (49)            Assistant Secretary since 2003       Employee, Neuberger Berman since 1999; formerly,
                                                                 Employee, NB Management from 1993 to 1999; Assistant
                                                                 Secretary, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (ten since 2003 and four since 2004).

John M. McGovern (34)       Assistant Treasurer since 2002       Vice President, Neuberger Berman since January 2004;
                                                                 Employee, NB Management since 1993; Assistant
                                                                 Treasurer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004).

Barbara Muinos (46)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; formerly,
                            and Accounting Officer since 2002;   Assistant Vice President, NB Management from 1993 to
                            prior thereto, Assistant Treasurer   1999; Treasurer and Principal Financial and Accounting
                            since 1996                           Officer, fourteen registered investment companies for
                                                                 which NB Management acts as investment manager and
                                                                 administrator (seven since 2002, three since 2003, and four since 2004); formerly, Assistant Treasurer, three registered investment companies for which NB Management acts
                                                                 as investment manager and administrator from 1996
                                                                 until 2002.

Frederic B. Soule (58)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003;
                                                                 formerly, Vice President, Neuberger Berman from 1999
                                                                 until 2003; formerly, Vice President, NB Management
                                                                 from 1995 until 1999; Vice President, fourteen registered
                                                                 investment companies for which NB Management acts as
                                                                 investment manager and administrator (three since 2000,
                                                                 four since 2002, three since 2003, and four since 2004).

-------------


(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.


Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Annual Report
December 31, 2004

                                                      [LOGO]
                                                      NEUBERGER BERMAN
                                                      A Lehman Brothers Company

                                             Neuberger Berman
                                             Advisers
                                             Management
                                             Trust
--------------------------------------------------------------------------------
                                             Socially
                                             Responsive
                                             Portfolio[RegTM]

B1017 02/05

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Socially Responsive Portfolio Managers' Commentary
--------------------------------------------------

Through much of 2004, investors focused on the negatives (Federal Reserve rate hikes, high oil prices, Iraq, and divisive political rhetoric) instead of the positives (a healthy economy and strong corporate earnings growth). Then, in late October investor sentiment abruptly changed. Stocks took off and the broad-based market indices closed the year with respectable gains. For the year, the Neuberger Berman AMT Socially Responsive Portfolio outperformed the S&P 500, but trailed the Russell 1000 Value Index.2

Energy sector holdings had a positive impact on the portfolio's absolute returns, with exploration and production companies Newfield Exploration and Cimarex Energy heading our top-ten performance list. Health Care investments also contributed to returns, with managed care bellwether UnitedHealth Group and laboratory testing company Quest Diagnostics providing impressive results. Industrial stocks, including Canadian National Railway and diversified manufacturer Danaher Group, also excelled. However, Information Technology holdings including Teradyne, Synopsys, National Instruments and Altera were a drag on returns.

Our investment approach was evident in 2004, as we reduced our overweight in Energy, the market's single best performing sector, and increased our exposure to Information Technology (IT), one of the weaker sectors. We have been cutting our Energy commitment because we believe that oil and natural gas prices could weaken more than is generally anticipated. In 2004, energy prices soared as demand increased due to strong global economic growth and supply disruptions in Iraq, Venezuela, and the U.S. Japan is reducing its oil dependency by reopening nuclear plants, and China has three major coal-powered generating plants coming on line in 2005. Also, drilling activity has finally picked up. Barring unforeseen events, supply and demand for energy should come into better balance. As a result, we thought it prudent to sell into strength, and we now have a near neutral weighting in Energy versus the S&P 500.

In contrast to Energy, the IT sector is once again viewed with dismay by investors. The perception is that after an exceptional 2003, tech stocks are once again overpriced and ready for a fall. We disagree. Let's consider the semiconductor and semiconductor equipment stocks, which declined sharply when the economy stalled this summer, leaving chip makers with excess inventory. We believe that this inventory imbalance has largely been worked off due to strong end-market demand and we note that Intel has announced that it expects wafer starts to increase in first quarter 2005. If this proves to be an industry-wide phenomenon, revenues should recover quickly. With the enormous operating leverage in this business, 2005 earnings could be considerably better than Wall Street is expecting.

As is our custom, we will detail a portfolio holding that both demonstrates our investment discipline and is a good corporate citizen. Canadian National Railway is the most efficient railroad in North America, and is favored by a number of important developments. For example, as manufacturing continues to move overseas, the demand for long haul shipping (from the coasts to the heartland) is likely to increase, helping the railroads. In the shorter term, their relatively low fuel costs should help railroads gain market share from truckers vulnerable to currently high energy prices. In addition, Canadian National has steadily invested in its infrastructure, and has been able to handle increased demand with few problems, giving it a further pricing advantage. Despite the stock's excellent performance this year, however, we think there is plenty more upside. From a socially responsible perspective, we consider railroads environmentally friendly because they are nearly four times more fuel efficient than trucks. And Canadian National continues to upgrade its

Socially Responsive Portfolio Managers' Commentary cont'd
---------------------------------------------------------

fleet to the most fuel efficient models and is deploying "smart" technology to shut down idling engines.

In closing, we thank our shareholders for sharing our enthusiasm for seeking out attractive returns by investing in socially responsive companies.

Sincerely,

/s/ARTHUR MORETTI /s/INGRID DYOTT

ARTHUR MORETTI AND INGRID DYOTT
   PORTFOLIO CO-MANAGERS

---------------------------------------------------------------------------------------
Average Annual Total Return(1)
                          Socially Responsive                         Russell 1000 (R)
---------------------------------------------------------------------------------------
                                    Portfolio          S&P 500(2)              Value(2)
---------------------------------------------------------------------------------------
1 Year                                 13.28%            10.87%               16.49%
---------------------------------------------------------------------------------------
5 Year                                  4.25%            (2.30%)               5.27%
---------------------------------------------------------------------------------------
Life of Fund                            6.16%             1.34%                6.05%
---------------------------------------------------------------------------------------
Inception Date                     02/18/1999

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/ performance.

Comparison of a $10,000 Investment

                          Socially Responsive                         Russell 1000 (R)
-------------------------------------------------------------------------------------
                                    Portfolio           S&P 500                Value
-------------------------------------------------------------------------------------
          2/18/1999                  $ 10,000          $ 10,000             $ 10,000
-------------------------------------------------------------------------------------
         12/31/1999                  $ 11,540          $ 12,146             $ 10,925
-------------------------------------------------------------------------------------
         12/31/2000                  $ 11,355          $ 11,041             $ 11,691
-------------------------------------------------------------------------------------
         12/31/2001                  $ 10,948          $  9,729             $ 11,038
-------------------------------------------------------------------------------------
         12/31/2002                  $  9,333          $  7,580             $  9,324
-------------------------------------------------------------------------------------
         12/31/2003                  $ 12,543          $  9,753             $ 12,124
-------------------------------------------------------------------------------------
         12/31/2004                  $ 14,208          $ 10,813             $ 14,124
-------------------------------------------------------------------------------------

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Industry Diversification
(% of Industry Holdings)

Banking & Financial .......................     3.4%
Business Services .........................     3.1
Consumer Cyclicals ........................     2.6
Diversified ...............................     3.2
Energy ....................................     2.2
Financial Services ........................     6.4
Health Products & Services ................     7.0
Industrial Gases ..........................     3.4
Insurance .................................     6.2
Media .....................................     9.6
Oil & Gas .................................     5.1
Pharmaceutical ............................     4.3
Real Estate ...............................     4.0
Technology ................................     5.9
Technology-Semiconductor ..................     5.7
Technology-Semiconductor Capital
    Equipment .............................     2.6
Telecommunications ........................     3.4
Transportation ............................     4.2
Utilities .................................     2.8
Repurchase Agreements .....................    14.7
Short-Term Investments ....................     2.9
Liabilities, less cash, receivables and
    other assets ..........................    (2.7)

Please see Endnotes for additional information.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004 Endnotes
--------

     1. 13.28%, 4.25% and 6.16% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended December 31, 2004. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the insurance companies.

     2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000[RegTM] Index measures the performance of the 1,000 largest companies in the Russell 3000[RegTM] Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described indices.

          The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

          The composition, industries and holdings of the Portfolio are subject to change.

          Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

          (C) 2005 Neuberger Berman Management Inc., distributor. All rights reserved.

Information About Your Fund's Expenses
--------------------------------------

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                    Actual Expenses: The first section
                                                     of the table provides
                                                     information about actual
                                                     account values and actual
                                                     expenses in dollars. You
                                                     may use the information in
                                                     this line, together with
                                                     the amount you invested, to
                                                     estimate the expenses you
                                                     paid over the period.


       Hypothetical Example for Comparison Purposes: The second
                                                     section of the table
                                                     provides information about
                                                     hypothetical account values
                                                     and hypothetical expenses
                                                     based on the Fund's actual
                                                     expense ratio and an
                                                     assumed rate of return at
                                                     5% per year before
                                                     expenses. This return is
                                                     not the Fund's actual
                                                     return. The hypothetical
                                                     account values and expenses
                                                     may not be used to estimate
                                                     the actual ending account
                                                     balance or expenses you
                                                     paid for the period. You
                                                     may use this information to
                                                     compare the ongoing costs
                                                     of investing in this Fund
                                                     versus other funds.
                                                     To do so, compare this 5%
                                                     hypothetical example with
                                                     the 5% hypothetical
                                                     examples that appear in the
                                                     shareholder reports of
                                                     other funds.

Expense Information As of 12/31/04 (Unaudited)
----------------------------------------------

Neuberger Berman Advisers Management Trust Socially Responsive Portfolio
------------------------------------------------------------------------
                                                                Beginning          Ending       Expenses Paid
    Actual                                                  Account Value   Account Value  During the Period*
    Class I                                                        $1,000      $ 1,111.20             $ 6.85

    Hypothetical (5% annual return before expenses)**
    Class I                                                        $1,000      $ 1,018.65             $ 6.55

  * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Schedule of Investments Socially Responsive Portfolio
-----------------------------------------------------

Number of Shares                                Market Value+
Common Stocks (85.1%)

Banking & Financial (3.4%)
    15,025     State Street                     $    738,028

Business Services (3.1%)
    13,835     Manpower Inc.                         668,231

Consumer Cyclicals (2.6%)
    10,875     Target Corp.                          564,739

Diversified (3.2%)
    11,950     Danaher Corp.                         686,049\P

Energy (2.2%)
     8,060     BP PLC ADR                            470,704

Financial Services (6.4%)
     4,775     Ambac Financial Group                 392,171
     7,885     Citigroup Inc.                        379,899
     5,950     Goldman Sachs                         619,038
                                                ------------
                                                   1,391,108
Health Products & Services (7.0%)
     7,325     Quest Diagnostics                     699,904
     9,395     UnitedHealth Group                    827,042
                                                ------------
                                                   1,526,946
Industrial Gases (3.4%)
    16,700     Praxair, Inc.                         737,305

Insurance (6.2%)
     1,930     Progressive Corp.                     163,741
     7,800     RenaissanceRe Holdings                406,224
    18,650     Willis Group Holdings                 767,821
                                                ------------
                                                   1,337,786
Media (9.6%)
    14,325     Comcast Corp. Class A
                Special                             470,433*
    83,632     Liberty Media                         918,279*
    10,526     Liberty Media International
                Class A                             486,617*
    21,193     UnitedGlobalCom                       204,725*
                                                ------------
                                                   2,080,054
Oil & Gas (5.1%)
     9,150     Cimarex Energy                        346,785*
    12,915     Newfield Exploration                  762,631*
                                                ------------
                                                   1,109,416
Pharmaceutical (4.3%)
     4,750     Millipore Corp.                       236,598*
    13,875     Novartis AG ADR                       701,242
                                                ------------
                                                     937,840
Real Estate (4.0%)
    10,625     AMB Property                          429,144
    12,125     Equity Residential                    438,682
                                                ------------
                                                     867,826

Number of Shares                                Market Value+
Technology (5.9%)
    14,850     Dell Inc.                        $    625,779*
    23,837     National Instruments                  649,558
                                                ------------
                                                   1,275,337
Technology-Semiconductor (5.7%)
    32,300     Altera Corp.                          668,610*
    23,500     Texas Instruments                     578,570
                                                ------------
                                                   1,247,180
Technology-Semiconductor Capital Equipment (2.6%)
    33,500     Teradyne, Inc.                        571,845*

Telecommunications (3.4%)
    27,200     Vodafone Group ADR                    744,736

Transportation (4.2%)
    14,837     Canadian National Railway             908,766

Utilities (2.8%)
     5,050     National Grid Transco                 242,349
    39,000     National Grid Transco ADR             370,602
                                                ------------
                                                     612,951
Total Common Stocks
(Cost $15,237,561)                                18,476,847
                                                ------------

Principal Amount

Repurchase Agreements (14.7%)
$3,203,000     State Street Bank and Trust
                 Co., Repurchase Agreement,
                 1.50%, due 1/3/05, dated
                 12/31/04, Maturity
                 Value $3,203,400,
                 Collateralized by $2,250,000
                 U.S. Treasury Bonds, 8.88%,
                 due 2/15/19 (Collateral
                 Value $3,305,392)
                 (Cost $3,203,000)                 3,203,000#
                                                ------------
Short-Term Investments (2.9%)
631,300        N&B Securities Lending
                 Quality Fund, LLC
                 (Cost $631,300)                     631,300++
                                                ------------
Total Investments (102.7%)
(Cost $19,071,861)                                22,311,147##

Liabilities, less cash, receivables and
other assets [(2.7%)]                               (587,452)
                                                ------------
Total Net Assets (100.0%)                       $ 21,723,695
                                                ------------

See Notes to Schedule of Investments    5

Notes to Schedule of Investments Socially Responsive Portfolio
--------------------------------------------------------------

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2004, the cost of investments for U.S. Federal income tax purposes was $19,113,035. Gross unrealized appreciation of investments was $3,201,177 and gross unrealized depreciation of investments was $3,065, resulting in net unrealized appreciation of $3,198,112, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

\P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).


See Notes to Financial Statements          6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Assets and Liabilities
-----------------------------------

                                                                                     ------------
                                                                                         Socially
                                                                                       Responsive
Neuberger Berman Advisers Management Trust                                              Portfolio

Assets
  Investments in securities, at market value*+ (Notes A & F)-see
  Schedule of Investments:
-------------------------------------------------------------------------------------------------
  Unaffiliated issuers                                                              $  18,476,847
-------------------------------------------------------------------------------------------------
  Affiliated issuers                                                                      631,300
-------------------------------------------------------------------------------------------------
  Repurchase agreements                                                                 3,203,000
=================================================================================================
                                                                                       22,311,147
-------------------------------------------------------------------------------------------------
  Cash                                                                                        972
-------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                        35,950
-------------------------------------------------------------------------------------------------
  Receivable for securities sold                                                           43,467
-------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                          41,829
-------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                           219
=================================================================================================
Total Assets                                                                           22,433,584
=================================================================================================
Liabilities
  Payable for collateral on securities loaned (Note A)                                    631,300
-------------------------------------------------------------------------------------------------
  Payable for securities purchased                                                         24,641
-------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                            908
-------------------------------------------------------------------------------------------------
  Payable to investment manager (Note B)                                                    8,166
-------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                         2,828
-------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                      42,046
=================================================================================================
Total Liabilities                                                                         709,889
=================================================================================================
Net Assets at value                                                                 $  21,723,695
-------------------------------------------------------------------------------------------------
Net Assets consist of:
  Paid-in capital                                                                   $  18,439,310
-------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                   45,109
-------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                    3,239,276
=================================================================================================
Net Assets at value                                                                 $  21,723,695
=================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                       1,552,920
=================================================================================================
Net Asset Value, offering and redemption price per share                            $       13.99
=================================================================================================
+Securities on loan, at market value:
  Unaffiliated issuers                                                              $     614,287
  ===============================================================================================
*Cost of Investments:
  Unaffiliated issuers                                                              $  18,440,561
  -----------------------------------------------------------------------------------------------
  Affiliated issuers                                                                      631,300
  ===============================================================================================
Total cost of investments                                                           $  19,071,861
=================================================================================================

See Notes to Financial Statements       7

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2004

Statement of Operations
-----------------------

                                                                                     ------------
                                                                                         Socially
                                                                                       Responsive
Neuberger Berman Advisers Management Trust                                              Portfolio

Investment Income

Income (Note A):
Dividend income-unaffiliated issuers                                                    $  152,117
---------------------------------------------------------------------------------------------------
Interest income                                                                              8,660
---------------------------------------------------------------------------------------------------
Income from securities loaned-affiliated issues (Note F)                                     1,216
---------------------------------------------------------------------------------------------------
Foreign taxes withheld                                                                      (6,051)
===================================================================================================
Total income                                                                               155,942
===================================================================================================
Expenses:
Investment management fee (Note B)                                                          67,776
---------------------------------------------------------------------------------------------------
Administration fee (Note B)                                                                 36,968
---------------------------------------------------------------------------------------------------
Audit fees                                                                                  38,315
---------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                     33,872
---------------------------------------------------------------------------------------------------
Insurance expense                                                                              225
---------------------------------------------------------------------------------------------------
Legal fees                                                                                   1,637
---------------------------------------------------------------------------------------------------
Shareholder reports                                                                          9,697
---------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                 24,836
---------------------------------------------------------------------------------------------------
Miscellaneous                                                                                1,555
===================================================================================================
Total expenses                                                                             214,881
Expenses reimbursed by administrator (Note B)                                              (54,057)
Expenses reduced by custodian fee expense offset and commission recapture arrangements      (1,298)
(Note B)
===================================================================================================
Total net expenses                                                                         159,526
===================================================================================================
Net investment income (loss)                                                                (3,584)
===================================================================================================
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                                  237,187
   ------------------------------------------------------------------------------------------------
   Foreign currency                                                                           (135)
   ================================================================================================
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                    1,747,617
   ------------------------------------------------------------------------------------------------
   Foreign currency                                                                           (191)
   ================================================================================================
Net gain (loss) on investments                                                           1,984,478
===================================================================================================
Net increase (decrease) in net assets resulting from operations                         $1,980,894
===================================================================================================

See Notes to Financial Statements       8

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Statement of Changes in Net Assets
----------------------------------

                                                                         Socially Responsive Portfolio
                                                                         -----------------------------

Neuberger Berman Advisers Management Trust                                     Year Ended December 31,
                                                                                2004              2003
Increase (Decrease) in Net Assets:

From Operations:
Net investment income (loss)                                            $     (3,584)     $     (4,833)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      237,052            75,287
------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments        1,747,426         1,736,081
======================================================================================================
Net increase (decrease) in net assets resulting from operations            1,980,894         1,806,535
======================================================================================================
From Fund Share Transactions (Note D):
Proceeds from shares sold                                                 14,077,820         3,210,506
------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                              (2,077,105)       (2,247,312)
======================================================================================================
Net increase (decrease) from Fund share transactions                      12,000,715           963,194
======================================================================================================
Net Increase (Decrease) in Net Assets                                     13,981,609         2,769,729
Net Assets:
Beginning of year                                                          7,742,086         4,972,357
======================================================================================================
End of year                                                             $ 21,723,695      $  7,742,086
======================================================================================================
Undistributed net investment income (loss) at end of year               $          -      $          -
======================================================================================================


See Notes to Financial Statements      9

Notes to Financial Statements Socially Responsive Portfolio
-----------------------------------------------------------

          Note A--Summary of Significant Accounting Policies:

     1 General: Socially Responsive Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

     4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

     5 Income tax information: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on December 31, 2004, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investment trusts, net operating losses and foreign currency gains and losses, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

          As of December 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

 Undistributed     Undistributed         Unrealized
      Ordinary         Long Term       Appreciation    Loss Carryforwards
        Income              Gain     (Depreciation)         and Deferrals         Total
          $  -           $93,081         $3,198,101              $(6,797)    $3,284,385

          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences on wash sales, return of capital distributions from real estate investment trusts, and post-October losses.

          Under current tax law, certain net capital and net foreign currency losses realized after October 31, 2004 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2004, the fund elected to defer $6,797 net capital losses arising between November 1, 2004 and December 31, 2004.

          To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

     6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, generally are distributed in October. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust, are allocated among the Fund and the other investment companies in the complex or series thereof, on the

Notes to Financial Statements Socially Responsive Portfolio cont'd
------------------------------------------------------------------

          basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     9 Security lending: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Quality Fund"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guaranteed a certain amount of revenue to the Fund under the Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee.

          The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2004, Neuberger received $202 under the Agreement. Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-affiliated issuer.

          In February of 2005, it is likely that the Fund will change the collateral investment vehicle from the Quality Fund, managed by State Street, to a fund managed by Lincoln Capital, an affiliate, as approved by the Board.

     10 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

     11 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

          Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

          Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

          The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

          The Board adopted a non-fee distribution plan for the Fund.

          Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). Moreover, Management has voluntarily committed to reimburse certain expenses, as stated above, for an additional 0.20% per annum of the Fund's average daily net assets to maintain the Fund's Operating Expenses at 1.30%. Management may, at its sole discretion, terminate this additional voluntary reimbursement commitment without notice. For the year ended December 31, 2004, such excess expenses amounted to $54,057. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2004, there was no reimbursement to Management under this agreement. At December 31, 2004, contingent liabilities to Management under this agreement were as follows:

         Expiring in
                2005         2006         2007         Total
             $54,400      $57,506      $54,057      $165,963


          On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Notes to Financial Statements Socially Responsive Portfolio cont'd
-------------------------------------------------------------------

          On July 1, 2003, the Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $1,269.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2004, the impact of this arrangement was a reduction of expenses of $29.

          Note C--Securities Transactions:

          During the year ended December 31, 2004, there were purchase and sale transactions (excluding short-term securities) of $11,641,963 and $2,490,359, respectively.

          During the year ended December 31, 2004, brokerage commissions on securities transactions amounted to $18,896, of which Neuberger received $0, Lehman received $3,946, and other brokers received $14,950.

          Note D--Fund Share Transactions:

          Share activity for the years ended December 31, 2004 and December 31, 2003 was as follows:

                                     For the Year Ended December 31,
                                2004                                2003
Shares Sold                  1,089,692                            298,458
Shares Redeemed               (163,804)                          (212,199)
                             ----------                          ---------
Total                          925,888                             86,259
                             ----------                          ---------

          Note E--Line of Credit:

          At December 31, 2004, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to all or any part of the $150,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2004, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Note F--Investments in Affiliates*:

                                                                                                Income
                                                                                                  from
                                                                                           Investments
                                                                                                    in
                          Balance of                                Balance of              Affiliated
                              Shares                                    Shares                 Issuers
                                Held           Gross        Gross         Held      Value     Included
                            December       Purchases    Sales and     December   December     in Total
Name of Issuer              31, 2003   and Additions   Reductions     31, 2004   31, 2004       Income
N&B Securities Lending
Quality Fund, LLC**          126,900      37,082,915   36,578,515      631,300    $631,300      $1,216

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

     ** The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

Financial Highlights Socially Responsive Portfolio+
---------------------------------------------------

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.++

                                                                     Year Ended December 31,
                                                                     -----------------------
                                                                          2004          2003
Net Asset Value, Beginning of Year                                   $   12.35     $    9.19
                                                                     ---------     ---------
Income From Investment Operations:
Net Investment Income (Loss)                                              (.00)         (.01)
Net Gains or Losses on Securities (both realized and unrealized)          1.64          3.17
                                                                     ---------     ---------
Total From Investment Operations                                          1.64          3.16
                                                                     ---------     ---------
Less Distributions From:
Net Investment Income                                                        -             -
Net Capital Gains                                                            -             -
                                                                     ---------     ---------
Total Distributions                                                          -             -
                                                                     ---------     ---------
Net Asset Value, End of Year                                         $   13.99     $   12.35
                                                                     ---------     ---------
Total Return++                                                          +13.28%       +34.39%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                                $    21.7     $     7.7
Ratio of Gross Expenses to Average Net Assets#                            1.31%         1.35%
Ratio of Net Expenses to Average Net Assets[sec]                          1.29%         1.34%
Ratio of Net Investment Income (Loss) to Average Net Assets               (.03)%        (.08)%
Portfolio Turnover Rate                                                     21%           45%

                                                                        2002        2001        2000
Net Asset Value, Beginning of Year                                  $  10.78    $  11.17    $  11.54
                                                                    --------    --------    --------
Income From Investment Operations:
Net Investment Income (Loss)                                            (.01)          -        (.04)
Net Gains or Losses on Securities (both realized and unrealized)       (1.58)       (.39)       (.17)
                                                                    --------    ---------   --------
Total From Investment Operations                                       (1.59)       (.39)       (.21)
                                                                    --------    ---------   --------
Less Distributions From:
Net Investment Income                                                      -            -       (.03)
Net Capital Gains                                                          -            -       (.13)
                                                                    --------    ---------   --------
Total Distributions                                                        -            -       (.16)
                                                                    --------    ---------   --------
Net Asset Value, End of Year                                        $   9.19    $  10.78    $  11.17
                                                                    --------    ---------   --------
Total Return++                                                        -14.75%      -3.58%      -1.61%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                               $    5.0    $    3.6     $   2.2
Ratio of Gross Expenses to Average Net Assets#                          1.52%       1.59%       1.68%
Ratio of Net Expenses to Average Net Assets[sec]                        1.51%       1.53%       1.54%
Ratio of Net Investment Income (Loss) to Average Net Assets             (.07)%       .04%       (.33)%
Portfolio Turnover Rate                                                   38%        277%         92%

See Notes to Financial Highlights    16

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Notes to Financial Highlights Socially Responsive Portfolio
-----------------------------------------------------------

    + The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Socially Responsive Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

    ++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

    # The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

    [sec] After reimbursement of expenses by the administrator. Had the administrator not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                              Year Ended December 31,
             2004         2003         2002         2001         2000
            1.73%        2.30%        2.87%        4.33%        2.40%

       ++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Socially Responsive Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Socially Responsive Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Socially Responsive Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & young LLP
Boston, Massachusetts
February 4, 2005

Trustees and Officers (Unaudited)
---------------------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                              Position and                                        Fund Complex
    Independent Trustees     Length of Time                                        Overseen by   Other Directorships Held Outside
  Name, Age, and Address(1)     Served(2)         Principal Occupation(s)(3)         Trustee          Fund Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
  John Cannon (74)           Trustee since    Consultant. Formerly,                    41        Independent Trustee or Director of
                             2000             Chairman, CDC Investment                           three series of Oppenheimer Funds:
                                              Advisers (registered investment                    Limited Term New York Municipal
                                              adviser) 1993 to January 1999;                     Fund, Rochester Fund Municipals,
                                              formerly, President and Chief                      and Oppenheimer Convertible
                                              Executive Officer, AMA Investment                  Securities Fund, since 1992.
                                              Advisors, an affiliate of the
                                              American Medical Association.
-----------------------------------------------------------------------------------------------------------------------------------
  Faith Colish (69)          Trustee since    Counsel, Carter Ledyard &                41       Director, American Bar Retirement
                             1984             Millburn LLP (law firm) since                     Association (ABRA) since 1997
                                              October 2002; formerly,                           (not-for-profit membership
                                              Attorney-at-Law and President,                    association).
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.
-----------------------------------------------------------------------------------------------------------------------------------
  Walter G. Ehlers(4) (71)   Trustee since    Consultant; Retired President            41       None.
                             1989             and Trustee, Teachers Insurance
                                              & Annuity (TIAA) and College
                                              Retirement Equities Fund
                                              (CREF).
-----------------------------------------------------------------------------------------------------------------------------------
  C.Anne Harvey     (67)     Trustee since    Consultant, C. A.                        41       President, Board of Associates to
                             Harvey 1998      Associates, since June 2001;                      The National Rehabilitation
                                              formerly, Director, AARP, 1978 to                 Hospital's Board of Directors since
                                              December 2001.                                    2002; formerly, Member, Individual
                                                                                                Investors Advisory Committee to the
                                                                                                New York Stock Exchange Board
                                                                                                of Directors, 1998 to June 2002;
                                                                                                formerly, Member, American
                                                                                                Savings Education Council's Policy
                                                                                                Board (ASEC), 1998 to 2000;
                                                                                                formerly, Member, Executive
                                                                                                Committee, Crime Prevention
                                                                                                Coalition of America, 1997 to 2000.
-----------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                             Position and                                       Fund Complex
    Independent Trustees    Length of Time                                       Overseen by   Other Directorships Held Outside
 Name, Age, and Address(1)     Served(2)        Principal Occupation(s)(3)         Trustee           Fund Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
  Barry Hirsch (71)         Trustee since    Attorney-at-Law. Formerly,               41       None.
                            2000             Senior Counsel, Loews
                                             Corporation (diversified financial
                                             corporation) May 2002 until April
                                             2003; formerly, Senior Vice
                                             President, Secretary and General
                                             Counsel, Loews Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
  Robert A. Kavesh (77)     Trustee since    Marcus Nadler Professor                  41       Director, DEL Laboratories, Inc.
                            2000             Emeritus of Finance and                           (cosmetics and pharmaceuticals)
                                             Economics, New York                               since 1978; Director, The Caring
                                             University Stern School                           Community (not-for-profit).
                                             of Business.
-----------------------------------------------------------------------------------------------------------------------------------
  Howard A. Mileaf (67)     Trustee since    Retired. Formerly, Vice                  41       Director, WHX Corporation
                            1999             President and Special Counsel,                    (holding company) since August
                                             WHX Corporation (holding company)                 2002; Director, Webfinancial
                                             1993 to 2001.                                     Corporation (holding company)
                                                                                               since December 2002; Director, State
                                                                                               Theatre of New Jersey (not-for-
                                                                                               profit theater) since 2000; formerly
                                                                                               Director, Kevlin Corporation
                                                                                               (manufacturer of microwave and
                                                                                               other products).
-----------------------------------------------------------------------------------------------------------------------------------
  William E. Rulon (72)     Trustee since    Retired. Formerly, Senior Vice           41       Director, Pro-Kids Golf and
                            2000             President, Foodmaker, Inc.                        Learning Academy (teach golf and
                                             (operator and franchiser of                       computer usage to "at risk"
                                             restaurants) until January 1997.                  children) since 1998; formerly,
                                                                                               PDirector, randium, Inc.
                                                                                               (restaurants) from March 2001 until
                                                                                               July 2002.
-----------------------------------------------------------------------------------------------------------------------------------
  Cornelius T. Ryan (73)    Trustee since    Founding General Partner,                41       Director, Capital Cash Management
                            2000             Oxford Partners and Oxford                        Trust (money market fund),
                                             Bioscience Partners (venture                      Naragansett Insured Tax-Free
                                             capital partnerships) and                         Income Fund, Rocky Mountain
                                             President, Oxford Venture                         Equity Fund, Prime Cash Fund,
                                             Corporation.                                      several private companies and
                                                                                               QuadraMed Corporation
                                                                                               (NASDAQ).
-----------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                                                                 Portfolios in
                              Position and                                       Fund Complex
    Independent Trustees     Length of Time                                       Overseen by   Other Directorships Held Outside
  Name, Age, and Address(1)     Served(2)       Principal Occupation(s)(3)          Trustee          Fund Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
  Tom D. Seip (54)           Trustee since   General Partner, Seip                     41       Director, H&R Block, Inc. (financial
                             2000            Investments LP (a private                          services company) since May 2001;
                                             investment partnership); formerly,                 Director, Forward Management, Inc.
                                             President and CEO, Westaff, Inc.                   (asset management) since 2001;
                                             (temporary staffing), May 2001 to                  formerly, Director, General Magic
                                             January 2002; Senior Executive at                  (voice recognition software) 2001
                                             the Charles Schwab Corporation                     until 2002; formerly, Director,
                                             from 1983 to 1999, including Chief                 E-Finance Corporation (credit
                                             Executive Officer, Charles Schwab                  decisioning services) 1999 to 2003;
                                             Investment Management, Inc. and                    formerly, Director, Save-Daily.com
                                             Trustee, Schwab Family of Funds                    (micro investing services) 1999 to
                                             and Schwab Investments from 1997                   2003; Director, Offroad Capital Inc.
                                             to 1998 and Executive Vice                         (pre-public internet commerce
                                             President-Retail Brokerage,                        company).
                                             Charles Schwab Investment
                                             Management from 1994 to 1997.
-----------------------------------------------------------------------------------------------------------------------------------
  Candace L. Straight (57)   Trustee since   Private investor and consultant           41       Director, The Proformance Insurance
                             1999            specializing in the insurance                      Company (personal lines property
                                             industry; formerly, Advisory                       and casualty insurance company)
                                             Director, Securitas Capital LLC (a                 since March 2004; Director,
                                             global private equity investment                   Providence Washington (property
                                             firm dedicated to making                           and casualty insurance company)
                                             investments in the insurance                       since December 1998; Director,
                                             sector) 1998 to December 2002.                     Summit Global Partners (insurance
                                                                                                brokerage firm) since October 2000.
-----------------------------------------------------------------------------------------------------------------------------------
  Peter P. Trapp (60)        Trustee since   Regional Manager for Atlanta              41       None.
                             1984            Region, Ford Motor Credit
                                             Company since August 1997;
                                             formerly, President, Ford Life
                                             Insurance Company, April 1995 to
                                             August 1997.
-----------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                                                                                   Portfolios in
      Trustees who are       Position and                                          Fund Complex
    "Interested Persons"    Length of Time                                          Overseen by   Other Directorships Held Outside
 Name, Age, and Address(1)     Served(2)        Principal Occupation(s)(3)            Trustee           Fund Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
  Edward I. O'Brien* (76)   Trustee since    Formerly, Member, Investment               41        Director, Legg Mason, Inc.
                            2000             Policy Committee, Edward                             (financial services holding
                                             Jones 1993 to 2001; President,                       company) since 1993; formerly,
                                             Securities Industry Association                      Director, Boston Financial Group
                                             ("SIA") (securities industry's                       (real estate and tax shelters)
                                             representative in government                         1993 to 1999.
                                             relations and regulatory matters at
                                             the federal and state levels) 1974
                                             to 1992; Adviser to SIA, November
                                             1992 to November 1993.
-----------------------------------------------------------------------------------------------------------------------------------
  Jack L. Rivkin* (64)      President and    Executive Vice President and               41        Director, Dale Carnegie and
                            Trustee since    Chief Investment Officer,                            Associates, Inc. (private
                            December         Neuberger Berman Inc.                                company) since 1998; Director,
                            2002             (holding company) since 2002                         Emagin Corp. (public company)
                                             and 2003, respectively; Executive                    since 1997; Director, Solbright,
                                             Vice President and Chief Investment                  Inc. (private company) since
                                             Officer, Neuberger Berman since                      1998; Director, Infogate, Inc.
                                             December 2002 and 2003,                              (private company) since 1997;
                                             respectively; Director and                           Director, Broadway Television
                                             Chairman, NB Management since                        Network (private company) since
                                             December 2002; formerly, Executive                   2000.
                                             Vice President, Citigroup
                                             Investments, Inc. from September
                                             1995 to February 2002; formerly,
                                             Executive Vice President, Citigroup
                                             Inc. from September 1995 to
                                             February 2002.
-----------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                                                                                   Portfolios in
      Trustees who are       Position and                                          Fund Complex
    "Interested Persons"    Length of Time                                          Overseen by   Other Directorships Held Outside
 Name, Age, and Address(1)     Served(2)        Principal Occupation(s)(3)            Trustee          Fund Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
  Peter E. Sundman* (45)    Chairman of      Executive Vice President,                  41        Director and Vice President,
                            the Board,       Neuberger Berman Inc.                                Neuberger & Berman Agency, Inc.
                            Chief            (holding company) since 1999;                        since 2000; formerly, Director,
                            Executive        Head of Neuberger Berman                             Neuberger Berman Inc. (holding
                            Officer and      Inc.'s Mutual Funds and                              company) from October 1999
                            Trustee          Institutional Business since                         through March 2003; Trustee,
                            since 2000       1999; President and Director,                        Frost Valley YMCA.
                            President        NB Management since 1999;
                            and Chief        Executive Vice President,
                            Executive        Neuberger Berman since 1999;
                            Officer from     formerly, Principal, Neuberger
                            1999 to 2000     Berman from 1997 until 1999;
                                             formerly, Senior Vice President, NB
                                             Management from 1996 until 1999.
-----------------------------------------------------------------------------------------------------------------------------------

     (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

     (2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

     (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

     (4)  Retired (effective the close of business December 31, 2004).

     * Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustees and Officers (Unaudited) cont'd
----------------------------------------

Information about the Officers of the Trust

                                      Position and
 Name, Age, and Address(1)      Length of Time Served(2)                   Principal Occupation(s)(3)
----------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (48)   Secretary since 1985              Vice President-Mutual Fund Board Relations,
                                                             NB Management since 2000; Vice President, Neuberger
                                                             Berman since 2002 and employee since 1999; formerly,
                                                             Vice President, NB Management from 1986 to 1999;
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (four since 2002, three since 2003, and four since 2004).

Philip R. Carroll (70)     Chief Compliance Officer          Vice President, Neuberger Berman since 2002; Associate
                           since 2004                        General Counsel, Neuberger Berman since 2001; Director-
                                                             Mutual Fund Compliance, NB Management since 1995; Chief Legal
                                                             Officer, fourteen registere dinvestment companies for which
                                                             NB Management act as investment manager and administrator (ten since 2003 and four since 2004); Chief Compliance Officer, fourteen registered investment companies for which NB Management acts as investment administrator (fourteen since 2004) and Lehman
                                                             Brothers/First  Trust Income Opportunity Fund Opportunity Fund.

Robert Conti (48)          Vice President since 2000         Senior Vice President, Neuberger Berman since 2003,
                                                             formerly, Vice President, Neuberger Berman from 1999
                                                             until 2003; Senior Vice President, NB Management since
                                                             2000; formerly, Controller, NB Management until 1996;
                                                             formerly, Treasurer, NB Management from 1996 until
                                                             1999; Vice President, fourteen registered investment
                                                             companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

Brian J. Gaffney (51)      Vice President since 2000         Managing Director, Neuberger Berman since 1999;
                                                             Senior Vice President, NB Management since 2000;
                                                             formerly, Vice President, NB Management from 1997
                                                             until 1999; Vice President, fourteen registered investment companies for which NB Management acts as investment
                                                             manager and administrator (three since 2000, four since
                                                             2002, three since 2003, and four since 2004).

Sheila R. James (39)       Assistant Secretary since 2002    Employee, Neuberger Berman since 1999; formerly,
                                                             Employee, NB Management from 1991 to 1999; Assistant
                                                             Secretary, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (seven since 2002, three since 2003, and four since 2004).

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2004

                                        Position and
 Name, Age, and Address(1)        Length of Time Served(2)                         Principal Occupation(s)(3)
----------------------------------------------------------------------------------------------------------------
 Kevin Lyons (49)         Assistant Secretary since 2003     Employee, Neuberger Berman since 1999; formerly, Employee, NB
                                                             Management from 1993 to 1999; Assistant Secretary, fourteen registered investment companies for which NB Management acts as investment manager and administrator (ten since 2003 and four since
                                                             2004).

John M. McGovern (34)     Assistant Treasurer since 2002     Vice President, Neuberger Berman since January 2004;
                                                             Employee, NB Management since 1993; Assistant
                                                             Treasurer, fourteen registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator (seven since 2002, three since 2003, and four since 2004).

Barbara Muinos (46)      Treasurer and Principal Financial   Vice President, Neuberger Berman since 1999; formerly,
                         and Accounting Officer since 2002;  Assistant Vice President, NB Management from 1993 to
                         prior thereto,Assistant Treasurer   1999; Treasurer and Principal Financial and Accounting
                         since 1996                          Officer,fourteen registered investment companies for
                                                             which NB Management acts as investment
                                                             manager and administrator (seven since 2002, three since
                                                             2003, and four since 2004); formerly, Assistant
                                                             Treasurer, three registered investment companies for
                                                             which NB Management acts as investment manager and
                                                             administrator from 1996 until 2002.

 Frederic B. Soule (58)     Vice President since 2000        Senior Vice President, Neuberger Berman since 2003;
                                                             formerly, Vice President, Neuberger Berman from 1999
                                                             until 2003; formerly, Vice President, NB Management
                                                             from 1995 until 1999; Vice President, fourteen registered
                                                             investment companies for which NB Management acts as
                                                             investment manager and administrator (three since 2000,
                                                             four since 2002, three since 2003, and four since 2004).

-------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures
------------------------------------

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.

Quarterly Portfolio Schedule
----------------------------

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 2.  CODE OF ETHICS

The Registrant's Board of Trustees ("Board") has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on February 27, 2004. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Walter G. Ehlers. Mr. Cannon and Mr. Ehlers are both independent trustees as defined by Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) - (d) Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant's principal accountants are listed below. Ernst & Young, LLP ("E&Y") served as the principal accountant for all series of the Registrant except the High Income Yield Portfolio. Tait, Weller & Baker ("Tait Weller") served as the principal accountant for the High Income Yield Portfolio.

For all series of the Registrant except High Income Bond Portfolio (provided by E&Y):

                                            2004                     2003
                                      ----------------          ----------------
        Audit Fees                         $312,800                $240,400
        Audit-Related Fees                   25,000                  29,000
        Tax Fees                             68,000                  62,500
        All Other Fees                        --                      --

For the High Income Bond Portfolio (provided by Tait Weller):

                                            2004                     2003*
                                      ------------------        ----------------
        Audit Fees                         $17,500                    n/a
        Audit-Related Fees                   --                       n/a
        Tax Fees                             2,500                    n/a
        All Other Fees                       --                       n/a

    * The High Income Bond Portfolio commenced operations on September 15, 2004.

Audit Fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Audit-Related Fees include amounts for attest services not required by statute or regulation. Tax Fees include amounts related to tax compliance, tax planning, and tax advice. All Other Fees include amounts for products and services not reported in Audit Fees, Audit-Related Fees and Tax Fees.

(e)(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Audit Committee the power to pre-approve services between meetings of the Audit Committee.

(2) No services included in (b) - (d) above were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Registrant's principal accountants for non-audit services rendered to the Registrant, its investment adviser, and Adviser Affiliate that provides ongoing services to the Registrant were $260,550 and $353,750, respectively, for E&Y, and $2,500 and $0, respectively, for Tait
Weller.

(h) All non-audit services rendered in (g) above were pre-approved by the Registrant's audit committee. Accordingly, non-audit services rendered to the Registrant's investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of

Regulation S-X were considered by the Registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
        CLOSED-ENDMANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 10. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a) A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on February 27, 2004 (Investment Company Act file number 811-4255) and is incorporated herein by reference.

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(a)(3)   Not applicable to the Registrant.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section.

Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Advisers Management Trust





By:  /s/ Peter E. Sundman
     ------------------------------
     Peter E. Sundman
     Chief Executive Officer

Date: February 25, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





By:   /s/ Peter E. Sundman
     ------------------------------
     Peter E. Sundman
     Chief Executive Officer

Date: February 25, 2005





By:  /s/ Barbara Muinos
     ------------------------------
     Barbara Muinos
     Treasurer, Principal Financial
     and Accounting Officer


Date: February 25, 2005